UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08004

AMG Funds IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Jeffrey T. Cerutti, President, Chief Executive Officer and Principal Executive Officer

AMG Funds IV

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - October 31, 2016

Item 1. Reports to Stockholders.

Annual Report 2016	October 31, 2016

AMG Funds (formerly Aston Funds) Class N, I & R Shares Equity Fixed Income Alternative International Balanced

Dear Shareholder:

While the period got off to a rocky start, overall U.S. equity investors enjoyed modest returns for the 12-months ended October 31, 2016. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 4.5% during the prior twelve months, with most of the gains coming in the middle of the period. The year was also marked by the three major U.S. indices, the Dow Jones Industrial Average, NASDAQ and the S&P 500, all closing at all-time highs on the same day in August; the first time this has occurred since 1999. Small-cap investors were equally fortunate, with a 4.1% return for the small-cap Russell 2000® Index for the fiscal year. Investors had to balance the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a contentious U.S. presidential election season, continued slowing of growth in China and the implications for global economic growth along with the impact of commodity prices falling to lows not seen since 2009. Oil prices have since recovered, lending some support to the beleaguered energy industry. During the year, most sectors of the S&P 500 were positive. However, there was some dispersion in performance across sectors, with utilities, information technology and telecommunication services returning 17%, 11% and 11%, respectively, while companies within the consumer discretionary and health care sectors returned (2.0)% and (4.0)%, respectively. Meanwhile, international stocks lagged the U.S., returning 0.2%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4.4% for the year ended October 31, 2016. Interest rates and credit spreads gyrated during 2015 and 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the latter part of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the 10.1% return for the Bloomberg Barclays U.S. Corporate High Yield Index.

We are excited to announce as of October 1, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment solutions to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2016*
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	4.51%	8.84%	13.57%
Small Caps	(Russell 2000® Index)	4.11%	4.12%	11.51%
International	(MSCI All Country World Index ex USA)	0.22%	(1.49)%	3.64%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	4.37%	3.48%	2.90%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	10.14%	4.55%	7.17%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	4.06%	4.89%	4.34%
Treasury Bills	(BofA Merrill Lynch 6 Month U.S. Treasury Bill)	0.64%	0.32%	0.26%

*	Source: FactSet. Past performance is no guarantee of future results.

Large Cap Funds

AMG Managers Fairpointe Focused Equity Fund

AMG River Road Focused Absolute Value Fund

AMG Managers Montag & Caldwell Growth Fund

Equity Income Funds

AMG River Road Dividend All Cap Value Fund

AMG River Road Dividend All Cap Value Fund II

Mid Cap Funds

AMG Managers Fairpointe Mid Cap Fund

AMG Managers Montag & Caldwell Mid Cap Growth Fund

Small Cap Funds

AMG Managers LMCG Small Cap Growth Fund

AMG River Road Select Value Fund

AMG River Road Small Cap Value Fund

AMG Managers Silvercrest Small Cap Fund

AMG GW&K U.S. Small Cap Growth Fund

Fixed Income Fund

AMG Managers DoubleLine Core Plus Bond Fund

Alternative Funds

AMG Managers Anchor Capital Enhanced Equity Fund

AMG Managers Lake Partners LASSO Alternatives Fund

AMG River Road Long-Short Fund

International Funds

AMG Managers Guardian Capital Global Dividend Fund

AMG Managers Pictet International Fund

AMG Managers Value Partners Asia Dividend Fund

Balanced Fund

AMG Managers Montag & Caldwell Balanced Fund

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC, 600 Steamboat Road, Suite 300, Greenwich, CT 06830

Shareholder Services 800-835-3879 • www.amgfunds.com

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

AMG Managers Fairpointe Focused Equity Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

U.S. equity markets posted modest positive performance for the fiscal year ending October 31, 2016. The AMG Managers Fairpointe Focused Equity Fund1 (the “Fund”) Class N shares returned 4.4% for the fiscal year, slightly outperforming the benchmark returns of 4.3% for the Russell 1000® Index, 4.2% for the Russell Midcap® Index, and in-line with the return of 4.5% for the S&P 500 Index. Good stock selection in technology, health care, industrials and materials, partially offset by under-performance in consumer discretionary, contributed to our positive absolute returns and relative outperformance during the year. The Fund is characterized by a long-term view, a high-conviction concentrated portfolio, a focus on purchasing securities at a significant discount to fair value and a willingness to hold (and add to) positions through volatile markets.

FISCAL 2016 REVIEW

The performance contribution for the fiscal year was positive, with fourteen stocks up more than 10% and seven stocks down more than 10%. Our largest contributors were Hewlett Packard Enterprise, Greif, WalMart, Apache and HP Inc. Hewlett Packard Enterprise, in separate transactions, announced that it would spin off its enterprise services business and merge it into Computer Sciences and spin off its software business and merge it into Micro Focus. Hewlett Packard Enterprise shareholders will own a majority of outstanding shares of Computer Sciences and Micro Focus, respectively, upon the completion of each of those transactions. The remaining Hewlett Packard Enterprise will include servers, storage, networking and tech services. We believe Hewlett Packard Enterprise will be more focused and possess a very strong balance sheet with solid and improving cash flow generation from its core technology infrastructure units. Industrial packaging producer Greif expanded year-over-year margins in its most recent reported financial results despite a sluggish industrial economy. Management remains focused on the business levers within its control – customer service excellence, disciplined commercial and operational execution and greater financial discipline. Energy exploration and production company Apache rebounded with the increase in oil prices. Printing and computer maker HP Inc. rounded out our top five contributors for the year. We reduced our positions in Greif and Apache during the fiscal year as our estimates of the gap between price and fair value narrowed.

Our largest detractors for the fiscal year were Legg Mason, Transocean, Staples, News Corp. and Liberty Interactive. Asset manager Legg Mason declined as investors remain concerned regarding global equity markets and the potential for increased volatility in the profitability and cash flows generated by Legg Mason. We were pleased to see multiple insiders (including the CEO, CFO and several board members) purchase shares during the year. Along with Legg Mason’s significant share repurchase activity, these actions signal management’s belief that Legg Mason shares are undervalued, a view with which we concur. Offshore driller Transocean declined on continued fears of oversupply of offshore drilling rigs and lower current demand for such rigs due to low oil prices. Transocean has highlighted that it expects to have cash and bank revolver capacity resulting in liquidity exceeding $3 billion at the end of calendar year 2018. This should provide sufficient time for oil markets to recover and allow Transocean to begin its economic recovery. Office supply retailer Staples declined after the federal court decision granting the U.S. Federal Trade

Commission’s preliminary injunction against Staples acquisition of Office Depot. While we were disappointed with the court’s logic and decision, we view Staples’ stock as undervalued at its current quote, which provides a 6.5% dividend yield and even greater annual free cash flow yield. Media company News Corp.’s stock price declined during the year as uncertainty regarding future secular changes in its media properties, particularly print advertising, has weighed on the stock and industry. News Corp. also suffered from the negative impact of foreign currency fluctuations during the year. Liberty Interactive declined as the company experienced weak sales in QVC’s U.S. business in its most recent quarter, which sales decline we believe is temporary in nature. We added to our positions in Legg Mason, Staples and Liberty Interactive during the year as our estimates of the gap between price and fair value widened.

ADDITIONS AND ELIMINATIONS

We added five new stocks to the Fund during the fiscal year—Hewlett Packard Enterprise, EMC Corp., Baker Hughes, VMware and Quanta Services. Hewlett Packard Enterprise currently encompasses the enterprise group, enterprise services, software and financial services units of the former Hewlett-Packard. The markets in which Hewlett Packard Enterprise operate are large and offer significant growth potential. Margins should improve through the implementation of further cost cuts. The company generates strong free cash flow and trades at an attractive 11x forward earnings, a substantial discount to the market multiple. EMC, a global leader in data storage, management, protection and analysis, was bought and sold during the fiscal year, resulting in an attractive gain. Oilfield services provider Baker Hughes was added to the Fund after its stock price declined in connection with its terminated merger

AMG Managers Fairpointe Focused Equity Fund

Portfolio Manager’s Comments (continued)

deal with Halliburton, due to significant regulatory opposition. Subsequent to the Fund’s investment, GE’s energy services unit and Baker Hughes agreed to combine, which should allow the combined company to cut costs and improve its operating margin profile. VMware, a global leader in cloud infrastructure and business mobility, delivers information technology solutions that are fluid, instant and more secure. We capitalized on an opportunity to invest in VMware, as the stock significantly declined earlier this year over concerns relating to EMC’s pending acquisition by Dell. EMC had owned 80% of VMware prior to EMC’s acquisition by Dell. Quanta Services provides engineering, procurement and construction services for comprehensive infrastructure needs in the electric power and oil and natural gas industries. Its stock significantly underperformed the market in the year prior to the Fund’s investment, primarily resulting from weakened activity in several of the largest end markets that it serves, as well as a self-inflicted wound from cost over-runs at an Alaska power plant project. Quanta Services repurchased $1.7 billion of its stock in the 18 months preceding the Fund’s investment, reducing its shares outstanding by 32%. We view these repurchases positively, evidencing management’s confidence in its own business.

The Fund remains overweighted relative to its benchmarks in consumer discretionary, technology, industrials, materials and energy. This outcome is driven by our fundamental, bottom up valuation-based approach to stock selection. As our holding period is generally three to five years, we advocate patience to allow the discount between current prices of these securities and our estimates of fair value to narrow.

We eliminated six holdings during the fiscal year—Boston Scientific, EMC, Interpublic Group, Itron, Quest Diagnostics and VCA. We sold our remaining position in Boston Scientific as it reached our price target. Management provided strong stewardship and unlocked significant shareholder value at Boston Scientific during the last few years. Dell completed its acquisition of EMC in the third quarter. As shareholders of EMC, we received $24.05 in cash per share, plus additional shares of a tracking stock of VMware, which we also sold during the quarter. While the investment in the Fund was short-lived, we took advantage of an opportunistic mispricing of EMC shares in early 2016 and realized a strong gain on our investment. Itron was sold to provide a source of funds for other opportunities, while Quest and VCA were sold as they reached or approached our sell targets. Quest and VCA provided attractive returns for the portfolio and were replaced with securities we believe to be more undervalued.

OUTLOOK

While near-term macroeconomic issues (e.g., U.S. elections, interest rates, Brexit, European banks) exist, the U.S. economy continues its recovery (e.g. further job growth, increases in consumer spending, strengthening housing market). It would not surprise us to see increased volatility in global equity markets due to the greater perceived near-term uncertainties and higher equity valuations, yet we would seek to capitalize on opportunities that may emerge due to any near-term disruptions.

We believe the Fund remains attractively positioned relative to its equity benchmarks and other asset classes (e.g. fixed income). As of October 31, 2016, the Fund’s holdings on average trade at

15.3x 2017 consensus earnings estimates, while the Russell 1000®, the S&P 500 and the Russell Midcap® indices trade at 16.3, 16.0 and 17.2x 2017 consensus earnings estimates, respectively2. Moreover, the Fund trades at 1.0x enterprise value/trailing 12 months’ revenue, which is a substantial discount to the Russell 1000®, the S&P 500 and the Russell Midcap® indices of 2.3, 2.4 and 2.1x enterprise value/trailing 12 months’ revenue, respectively2.

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Fairpointe Focused Equity Fund.
[2]	FactSet, Standard & Poors, Russell Investments

AMG Managers Fairpointe Focused Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Fairpointe Focused Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Fairpointe Focused Equity Fund’s Class N on December 24, 2014, to a $10,000 investment made in the Russell 1000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Fairpointe Focused Equity Fund and the Russell 1000® Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Managers Fairpointe Focused Equity Fund[2,3,4,5]
Class N	4.43%	(1.39)%	12/24/14
Class I	4.65%	(1.16)%	12/24/14
Russell 1000® Index[6]	4.26%	3.06%	12/24/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[6]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Fairpointe Focused Equity Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 99.6%
	Consumer Discretionary – 26.0%
6,400	Carnival Corp. (Panama)	$314,240
12,000	Discovery Communications, Inc., Class C *	301,320
12,700	Liberty Interactive Corp. QVC Group, Class A *	234,823
17,900	News Corp., Class A	216,948
5,700	Scholastic Corp.	218,025
27,800	Staples, Inc.	205,720
12,700	Twenty-First Century Fox, Inc., Class A	333,629

		1,824,705

	Consumer Staples – 8.0%
1,400	PepsiCo, Inc.	150,080
2,800	Unilever PLC, Sponsored ADR (United Kingdom)	116,676
4,200	Wal-Mart Stores, Inc.	294,084

		560,840

	Energy – 11.0%
2,000	Apache Corp.	118,960
4,400	Baker Hughes, Inc.	243,760
8,000	BP PLC, Sponsored ADR (United Kingdom)	284,400
13,400	Transocean, Ltd. (Switzerland) *	128,774

		775,894

	Financials – 7.9%
9,500	Legg Mason, Inc.	272,840
3,900	Northern Trust Corp.	282,438

		555,278

	Healthcare – 6.1%
4,900	Hologic, Inc. *	176,449
2,800	Varian Medical Systems, Inc. *	254,044

		430,493

Shares		Market Value
	Industrials – 12.8%
3,200	AGCO Corp.	$163,456
3,800	Fluor Corp.	197,562
11,100	Kennametal, Inc.	314,241
7,800	Quanta Services, Inc. *	224,250

		899,509

	Information Technology – 22.0%
6,900	Cisco Systems, Inc.	211,692
12,700	Cree, Inc. *	283,210
15,300	Hewlett Packard Enterprise Co.	343,791
15,500	HP, Inc.	224,595
10,700	Teradata Corp. *	288,472
2,500	VMware, Inc., Class A *	196,500

		1,548,260

	Materials – 5.8%
5,800	FMC Corp.	271,962
2,900	Greif, Inc., Class A	135,894

		407,856

	Total Common Stocks (Cost $7,025,556)	7,002,835

INVESTMENT COMPANY – 2.1%
149,437	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	149,437

	Total Investment Company (Cost $149,437)	149,437

Total Investments – 101.7% (Cost $7,174,993)***		7,152,272

Net Other Assets and Liabilities – (1.7)%		(117,532)

Net Assets – 100.0%		$7,034,740

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $7,179,714.

Gross unrealized appreciation	$629,557
Gross unrealized depreciation	(656,999)

Net unrealized depreciation	$(27,442)

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (unaudited)

The AMG River Road Focused Absolute Value Fund1 (the “Fund”) Class N shares outperformed the Russell 3000® Value Index benchmark over the period since inception (November 3, 2015) and ending October 31, 2016, with a return of +8.50% versus +5.03% for the Index. The largest positive contribution to relative return was from the financials sector, which benefited primarily from strong stock selection. This was partially offset by negative stock selection in energy and a lack of exposure to the utilities sector. From a market cap perspective, the Fund outperformed across the spectrum with small- and mid-cap holdings delivering the largest contributions to relative return.

The two holdings with the largest positive contribution to the Fund’s return were Rackspace Hosting Inc. (RAX) and Communications Sales & Leasing Inc. (CSAL). Rackspace is a global provider of managed cloud and related IT services. We initiated our position earlier this year as RAX was transitioning its business model from only providing services and raw cloud computing capacity to support customized cloud and software applications. By leveraging other cloud platforms, former competitors such as Amazon Web Services and Microsoft Azure were transformed into Rackspace partners. In August, private-equity firm Apollo Global signed a deal to acquire Rackspace for $32 per share, which was a +38% premium to the unaffected stock price. The Fund exited the position near the deal price.

CSAL is a real estate investment trust (REIT) focused on telecom network infrastructure (the pipes). CSAL was founded last year as a tax-free spin-off from Windstream Holdings. Concurrent with the spinoff, Windstream executed a 15-year triple net lease for the entirety of CSAL’s network assets and retained a 19.6% ownership stake in CSAL. As the first and only REIT of its kind, CSAL initially suffered from skepticism around the concentration and quality of Windstream as its only tenant. During Q2, CSAL rallied on several transactions that supported our thesis—including reducing revenue dependence on Windstream. The Fund exited the position as the stock approached our assessed valuation.

The two holdings with the largest negative contribution to return were American Express Co. (AXP) and Rolls-Royce Holdings PLC Sponsored ADR (RYCEY). American Express is a global provider of charge and credit card products. We introduced AXP following the announcement of the loss of its Costco relationship, based on the belief that the non-renewal as Costco’s sole credit card provider was priced into the stock. Our investment thesis relied on AXP’s ability to leverage its brand strength and global network to take advantage of the secular growth tailwinds in electronic payments. However, we underestimated the impact the loss of Costco would have on the business, which led to margin pressure from heavier investment to replace the lost Costco business and disappointing guidance for 2016 and 2017. As such, our thesis was weakened and the Fund exited the position.

Rolls-Royce makes and maintains engines primarily for wide-body (more than one aisle) aircraft. Aftermarket services account for half of the company’s revenue. Our investment thesis relied on Rolls-Royce’s ability to increase its installed base of engines in coming years, which would provide a long runway of growth in the highly-profitable after-market services. Last November, Rolls-Royce lowered profit and free cash flow guidance, citing weakness in after-market services for regional jets and wide-body aircraft. The weakness in aftermarket services threatened our investment thesis; thus, the Fund exited the position.

The Fund invests in companies that we believe represent the most attractive combination of risk (conviction) and reward (discount) available. The largest change to positioning in the Fund over the last year was the shift away from larger-cap securities to smaller-cap. The allocation to smaller-cap securities was driven by bottom-up opportunities throughout our universe as we found more attractive combinations of risk/reward within the smaller-cap space. From a sector perspective, exposure to Information technology decreased, as several names were sold as they approached assessed valuation. The largest increases in sector exposure were within consumer discretionary and health care.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Focused Absolute Value Fund.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Focused Absolute Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Focused Absolute Value Fund’s Class N on November 3, 2015, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Focused Absolute Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2016.

	Since	Inception
Average Annual Total Returns[1]	Inception	Date
AMG River Road Focused Absolute Value Fund[2,3,4,5,6,7,8]
Class N	8.50%	11/03/15
Class I	8.80%	11/03/15
Russell 3000® Value Index[9]	5.03%	11/03/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Focused Absolute Value Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 99.2%
	Consumer Discretionary – 35.4%
8,193	Comcast Corp., Class A	$506,491
11,291	General Motors Co.	356,796
11,097	International Speedway Corp., Class A	365,091
6,126	L Brands, Inc.	442,236
5,031	Liberty Broadband Corp., Class C *	335,316
14,396	Liberty Media Corp-Liberty SiriusXM, Class C *	477,803
13,787	Liberty Ventures, Class A *	550,101
3,929	Polaris Industries, Inc.	301,001
3,851	Ralph Lauren Corp.	377,783
5,295	Time Warner, Inc.	471,202

		4,183,820

	Consumer Staples – 3.5%
10,417	Ingles Markets, Inc., Class A	411,471

	Financials – 18.8%
12,803	CNA Financial Corp.	468,206
37,836	FNFV Group *	455,924
8,997	Oaktree Capital Group LLC, MLP	374,275
10,929	U.S. Bancorp	489,182
9,361	Wells Fargo & Co.	430,700

		2,218,287

	Healthcare – 8.2%
6,683	DaVita, Inc. *	391,757
18,195	Premier, Inc., Class A *	579,329

		971,086

	Industrials – 19.4%
21,943	Air Transport Services Group, Inc. *	290,306
10,878	Cubic Corp.	464,491
21,319	Resources Connection, Inc.	316,587

Shares		Market Value
	Industrials (continued)
12,426	SP Plus Corp. *	$313,135
9,063	Spirit AeroSystems Holdings, Inc., Class A *	456,413
3,644	UniFirst Corp./MA	446,390

		2,287,322

	Information Technology – 5.3%
9,134	Blackhawk Network Holdings, Inc. *	314,666
20,114	VeriFone Systems, Inc. *	311,365

		626,031

	Materials – 3.1%
3,106	Praxair, Inc.	363,588

	Real Estate – 5.5%
12,226	The GEO Group, Inc.	292,935
15,349	Realogy Holdings Corp.	351,339

		644,274

	Total Common Stocks (Cost $11,197,685)	11,705,879

Total Investments – 99.2% (Cost $11,197,685)**		11,705,879
Net Other Assets and Liabilities – 0.8%		95,090

Net Assets – 100.0%		$11,800,969

*	Non-income producing security.
**	At October 31, 2016, the aggregate cost for Federal income tax purposes is $11,280,866.

Gross unrealized appreciation	$783,510
Gross unrealized depreciation	(358,497)

Net unrealized appreciation	$425,013

MLP	Master Limited Partnership

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2016, the AMG Managers Montag & Caldwell Growth Fund1 (the “Fund”) Class N shares returned (1.77)%, compared to the 2.28% return for its benchmark, the Russell 1000® Growth Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The process is primarily bottom up and utilizes a present valuation model in which the current price of the stock is related to the risk-adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in growth stocks selling at a discount to estimates of fair value and at a time when relative earnings-per-share growth is visible for the intermediate term.

MARKET ENVIRONMENT

Stocks were generally positive for the year ended October 31, 2016, without a significant bias in market capitalization. The Russell 1000® (large-cap) Index was up 4.26%, the Russell Midcap® Index (mid cap) was up 4.17% and the Russell 2000® Index (small-cap) was up 4.11%. There was, however, a significant head-wind to growth, as value outperformed growth in each size segment, but particularly in the small-cap space. The Russell 2000® Value Index (small-cap value) was up 8.81% vs. a -0.49% return for the Russell 2000® Growth Index (small-cap growth). The spread of value over growth was similar in the mid-cap space and, although not as pronounced, in the large-cap space where the Russell 1000® Value Index (large-cap value) was up 6.37% vs. a 2.28% return for the Russell 1000® Growth Index (large-cap growth).

PERFORMANCE REVIEW

The Fund declined 1.77% vs. a 2.28% increase for the Russell 1000® Growth Index for the year ended October 31, 2016. The markets ended the last quarter of 2015 with increased levels of volatility that accomplished very little in terms of improving overall market valuations. The volatility continued into the start of the year with a big draw down. During this market decline, the Fund held up much better than the benchmark and peer group. However, this was short lived as the market bounced back during the second half of the first quarter. This was one of the largest intra-quarter reversals in market history. Unfortunately, while the market recovered, fundamentals continued to deteriorate (S&P 500 Index rallied while earnings estimates for 2016 declined—causing market price-to-earnings multiples to expand further). Again, market volatility failed to make progress on valuation and the Fund underperformed.

From the February lows through the end of the second quarter, bond yields fell in anticipation of further economic weakness and the now-predictable response of central banks extending support to the market by injecting additional liquidity and suppressing interest rates. The leg down in bond yields contributed to significant outperformance in the equity markets by the bond proxies (utilities, telecom and REITs) as investors sought out high and stable dividend yields as a substitute for bonds in an income-starved world. As a result, investors rotated into high-quality large-cap value stocks that offered above-average yields. Furthermore, given that the Fund’s consumer staples exposure, generally speaking, is oriented toward higher growth rather than higher yield names, its exposure didn’t participate to the degree that the Russell 1000® Growth Index did.

The stock market continued its post-Brexit rally in July, hitting new all-time highs, before settling into a mostly calm, sideways trading pattern through August, after central bankers promised additional support in response to any dislocations caused by the decision of U.K. voters to leave the European Union. September ushered in a minor bout of volatility, with stocks dipping about 3% on fears that central banks might begin to withdraw monetary stimulus, before rebounding into quarter-end when those fears proved premature. Generally speaking, the Fund has been disadvantaged in this environment by a mix of high beta, lower-quality, and smaller-cap cyclical bias in the market. Most of the names that benefited from this theme did not fit within our investment discipline.

The Fund held up better than the benchmark and peer group as the markets sold off in October. Investors grappled with high valuations, a volatile political environment, mixed economic data and an uncertain earnings outlook.

OUTLOOK

After moderate gains in the third quarter, the stock market advance may pause as investors discount various economic and political uncertainties, particularly with stock market median valuations near or at all-time highs. The median price-to-earnings valuation ratio for the S&P 500 is higher than 90% of all historical periods going back to 1984, while the price-to-sales ratio is at a record high for the same time period. With economic data clearly turning mixed, national election uncertainties on the horizon and the U.S. Federal Reserve signaling a desire to raise interest rates in December into what appears to be slowing growth, investors may hesitate at these unusually high valuation levels. Unprecedented Central Bank policies and historically-low interest rates will likely continue to support these unusually high valuations and, with recession risk still low, downside market risk should also be limited.

In the low growth, low inflation and low interest-rate world that is likely to persist longer term, we believe the Fund’s holdings are well positioned to provide attractive investment returns. These holdings are, in our opinion, attractively valued and, due to their financial strength and global diversification, their earnings growth is more assured in what is likely to be a slow and uneven global economy.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Montag & Caldwell Growth Fund.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Managers Montag & Caldwell Growth Fund’s Class N on October 31, 2006, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag and Caldwell Growth Fund and the Russell 1000® Growth Index for the same time periods ended October 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Montag and Caldwell Growth Fund[2,3]
Class N	(1.77)%	9.95%	6.77%
Class I	(1.51)%	10.24%	7.04%
Class R	(2.02)%	9.68%	6.51%
Russell 1000® Growth Index[4]	2.28%	13.65%	8.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[4]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Montag & Caldwell Growth Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 93.1%
	Consumer Discretionary – 10.3%
651,500	Dollar Tree, Inc. *	$49,220,825
24,979	The Priceline Group, Inc. *	36,824,791
557,800	Starbucks Corp.	29,602,446
317,500	The TJX Cos, Inc.	23,415,625

		139,063,687

	Consumer Staples – 23.9%
238,200	Colgate-Palmolive Co.	16,997,953
139,289	Costco Wholesale Corp.	20,596,664
235,700	The Estee Lauder Cos, Inc., Class A	20,536,541
618,300	The Kraft Heinz Co.	54,997,785
1,217,000	Mondelez International, Inc., Class A	54,691,980
224,300	Monster Beverage Corp. *	32,375,462
579,200	PepsiCo, Inc.	62,090,240
713,100	Walgreens Boots Alliance, Inc.	58,994,763

		321,281,388

	Energy – 1.6%
295,800	Occidental Petroleum Corp.	21,566,778

	Financials – 3.0%
149,216	Intercontinental Exchange, Inc.	40,346,514

	Healthcare – 21.5%
116,982	Allergan PLC (Ireland) *	24,442,219
195,472	Amgen, Inc.	27,592,828
337,900	Bristol-Myers Squibb Co.	17,202,489
428,200	Celgene Corp. *	43,753,476
594,600	Danaher Corp.	46,705,830
676,700	Medtronic PLC (Ireland)	55,502,934
307,730	Thermo Fisher Scientific, Inc.	45,245,542

Shares		Market Value
	Healthcare (continued)
202,800	UnitedHealth Group, Inc.	$28,661,724

		289,107,042

	Industrials – 6.0%
426,100	Honeywell International, Inc.	46,734,648
314,600	United Parcel Service, Inc., Class B	33,901,296

		80,635,944

	Information Technology – 26.8%
243,200	Accenture PLC, Class A (Ireland)	28,269,568
75,357	Alphabet, Inc., Class A *	61,031,634
470,000	Apple, Inc.	53,363,800
438,900	Facebook, Inc., Class A *	57,491,511
215,000	Fidelity National Information Services, Inc.	15,892,800
288,300	MasterCard, Inc., Class A	30,853,866
762,500	QUALCOMM, Inc.	52,399,000
738,200	Visa, Inc., Class A	60,908,882

		360,211,061

	Total Common Stocks (Cost $1,115,717,490)	1,252,212,414

INVESTMENT COMPANY – 6.7%
89,795,475	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	89,795,475

	Total Investment Company (Cost $89,795,475)	89,795,475

Total Investments – 99.8% (Cost $1,205,512,965)***		1,342,007,889

Net Other Assets and Liabilities – 0.2%		2,776,697

Net Assets – 100.0%		$1,344,784,586

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $1,207,637,272.

Gross unrealized appreciation	$165,935,605
Gross unrealized depreciation	(31,564,988)

Net unrealized appreciation	$134,370,617

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (unaudited)

Over the 12-month period ending October 31, 2016, the AMG River Road Dividend All Cap Value Fund1 (the “Fund”) Class N shares returned 7.88%, outperforming the Russell 3000® Value Index, which returned 6.55%.

The most significant market factors affecting absolute returns were the steady improvement in corporate earnings growth and uncertainty about the timing of monetary tightening by the U.S. Federal Reserve (the Fed). Additionally, according to Ned Davis Research, among S&P 500 companies, those with below average yields significantly outperformed those with above average yields, creating a significant relative headwind for a dividend-oriented fund. Despite these challenges, the Fund outperformed significantly during the period due to both sector allocation and stock selection. The financials sector had the most significant positive impact on relative results in the period, primarily due to the strong performance of numerous real estate investment trust (REIT) holdings. The materials sector had the most significant negative impact on relative results due to weak stock selection.

The two holdings with the largest positive contribution to the Fund’s total return were ADT Corp. (ADT), the number one provider of electronic security and monitoring services in North America, and Microsoft Corp. (MSFT), the multinational technology company behind the Windows operating software. In February, ADT agreed to be acquired by funds affiliated with Apollo Global Management for $42/share in cash, or a +56% premium to the previous closing price. The acquisition price represented a discount to our $50 assessed value. The position was reduced and eventually eliminated due to the acquisition. In October 2015, MSFT announced strong fiscal Q1 2016 results driven by robust cloud revenue growth and much better-than-expected margins. The company also reported strong quarterly results in Q3 2016 with +5% constant currency growth driven by the cloud. In September, MSFT raised its dividend

+8% and announced a new $40B share repurchase program. We reduced the position during the period as it reached its assessed value, but it remained the largest position in the Fund.

The two holdings with the lowest contribution to the Fund’s total return during the period were Martin Midstream Partners LP (MMLP), a diversified master limited partnership with operations focused primarily in the United States Gulf Coast region, and Wells Fargo & Co. (WFC), the third-largest commercial bank in the United States. Shares of MMLP were down at the end of 2015 after the company reported a mixed quarter in which total revenue declined -40% due to lower product sales revenue and operating income decreased -9%. We eliminated the position in Q1 2016 due to unrealized losses. WFC underperformed in light of the macro environment for banks in the beginning of 2016. Economic uncertainty increased around expectations that the Fed could raise interest rates, which caused the banking industry to broadly underperform the market. We trimmed the position on two occasions during the period due to unrealized losses.

The Fund is significantly overweighted in consumer discretionary, real estate and information technology, and is significantly underweighted in financials, health care, energy and consumer staples. Consumer staples went from +438 bps overweight to -330 bps underweight versus the Russell 3000® Value benchmark, driven by the elimination of two holdings from the Fund in this sector. Real estate was broken out from financials as a separate sector during the year and it ended the period at +523 bps overweight versus the benchmark. Telecommunication services went from +234 bps overweight to -97 bps underweight versus the benchmark, also due to the elimination of two positions from the Fund in this sector. Turnover remained elevated as we dealt with both overvalued positions and accumulated losses, and the average yield of Fund holdings increased modestly. We were pleased to see that the valuation-driven shift from more defensive sectors toward cyclicals was positive as interest rates moved higher in the later part of the period.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Dividend All Cap Value Fund.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Dividend All Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Dividend All Cap Value Fund’s Class N on October 31, 2006, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Dividend All Cap Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Dividend All Cap Value Fund[2,3,4,5,6]
Class N	7.88%	11.24%	6.54%	7.78%	06/28/05
Class I	8.15%	11.52%	—	5.92%	06/28/07
Russell 3000® Value Index[7]	6.55%	13.17%	5.31%	6.53%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Dividend All Cap Value Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 96.4%
	Consumer Discretionary – 11.6%
28,023	Adient PLC (Ireland) *	$1,275,313
222,586	Cedar Fair LP	12,654,014
468,364	Cinemark Holdings, Inc.	18,640,887
109,830	DineEquity, Inc.	8,687,553
420,308	National CineMedia, Inc.	5,829,672
257,014	Omnicom Group, Inc.	20,514,857
89,783	Polaris Industries, Inc.	6,878,276
224,196	Target Corp.	15,408,991
98,328	Time Warner, Inc.	8,750,209

		98,639,772

	Consumer Staples – 5.2%
54,805	Kimberly-Clark Corp.	6,270,240
93,735	PepsiCo, Inc.	10,048,392
282,559	Unilever PLC, Sponsored ADR (United Kingdom)	11,774,234
227,012	Wal-Mart Stores, Inc.	15,895,380

		43,988,246

	Energy – 9.3%
94,031	Chevron Corp.	9,849,747
157,433	Exxon Mobil Corp.	13,117,318
161,647	Magellan Midstream Partners LP	10,867,528
223,037	Occidental Petroleum Corp.	16,261,628
270,051	Spectra Energy Partners LP	11,514,975
212,298	TransMontaigne Partners LP	8,283,868
157,935	Valero Energy Corp.	9,356,069

		79,251,133

	Financials – 16.9%
233,163	Allied World Assurance Co. Holdings AG (Switzerland)	10,021,346
545,938	BB&T Corp.	21,400,770

Shares		Market Value
	Financials (continued)
84,894	CME Group, Inc.	$8,497,889
160,883	CNA Financial Corp.	5,883,491
256,571	MetLife, Inc.	12,048,574
262,852	The PNC Financial Services Group, Inc.	25,128,651
347,382	Thomson Reuters Corp. (Canada)	13,690,325
492,088	U.S. BanCorp.	22,025,859
73,578	Washington Trust Bancorp, Inc.	3,377,230
355,224	Wells Fargo & Co.	16,343,856
166,991	WesBanco, Inc.	5,495,674

		143,913,665

	Healthcare – 4.0%
90,900	Amgen, Inc.	12,831,444
160,116	Cardinal Health, Inc.	10,998,368
320,474	Owens & Minor, Inc.	10,399,381

		34,229,193

	Industrials – 12.3%
634,731	Aircastle, Ltd. (Bermuda)	13,043,723
244,359	Emerson Electric Co.	12,384,114
436,800	Fastenal Co.	17,026,464
280,227	Johnson Controls International PLC (Ireland)	11,298,753
131,283	MSC Industrial Direct Co., Inc., Class A	9,557,402
85,708	Parker-Hannifin Corp.	10,520,657
155,412	Union Pacific Corp.	13,704,230
159,235	United Parcel Service, Inc., Class B	17,159,164

		104,694,507

	Information Technology – 14.9%
785,385	Corning, Inc.	17,836,093
168,044	CSG Systems International, Inc.	6,390,713
375,693	Intel Corp.	13,100,415
509,164	Microsoft Corp.	30,509,107
263,991	Motorola Solutions, Inc.	19,160,467
163,495	QUALCOMM, Inc.	11,235,376
206,672	TE Connectivity, Ltd. (Switzerland)	12,993,469
793,346	The Western Union Co.	15,922,454

		127,148,094

	Materials – 4.5%
174,496	Compass Minerals International, Inc.	12,537,538
104,085	LyondellBasell Industries NV, Class A (Netherlands)	8,279,962
146,323	Praxair, Inc.	17,128,570

		37,946,070

	Real Estate – 10.6%
397,417	Communications Sales & Leasing, Inc.	11,298,565
327,950	The GEO Group, Inc.	7,857,682
773,419	Iron Mountain, Inc.	26,087,410
176,635	Ryman Hospitality Properties, Inc.	8,905,937
505,761	Sabra Health Care REIT, Inc.	11,784,231

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Real Estate (continued)
191,323	Ventas, Inc.	$12,962,133
371,613	Weyerhaeuser Co.	11,122,377

		90,018,335

	Telecommunication Services – 2.5%
442,714	Verizon Communications, Inc.	21,294,543

	Utilities – 4.6%
334,548	AmeriGas Partners LP	15,974,667
306,447	National Fuel Gas Co.	16,051,694
144,815	Vectren Corp.	7,285,643

		39,312,004

	Total Common Stocks (Cost $708,121,484)	820,435,562

INVESTMENT COMPANY – 3.7%
31,615,358	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	31,615,358

	Total Investment Company (Cost $31,615,358)	31,615,358

Total Investments – 100.1% (Cost $739,736,842)***		852,050,920

Net Other Assets and Liabilities – (0.1)%		(1,189,683)

Net Assets – 100.0%		$850,861,237

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $743,643,159.

Gross unrealized appreciation	$128,209,924
Gross unrealized depreciation	(19,802,163)

Net unrealized appreciation	$108,407,671

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II

Portfolio Manager’s Comments (unaudited)

Over 12-month period ending October 31, 2016, the AMG River Road Dividend All Cap Value Fund II1 (the “Fund”) Class N shares returned 7.61%, outperforming the Russell 3000® Value Index, which returned 6.55%.

The most significant market factors affecting absolute returns were the steady improvement in corporate earnings growth and uncertainty about the timing of monetary tightening by the U.S. Federal Reserve (the Fed). Additionally, according to Ned Davis Research, among S&P 500 companies, those with below average yields significantly outperformed those with above average yields, creating a significant relative headwind for a dividend-oriented fund. Despite these challenges, the Fund outperformed significantly during the period due to both sector allocation and stock selection. The financials sector had the most significant positive impact on relative results in the period, primarily due to the strong performance of certain real estate investment trust (REIT) holdings. The utilities sector had the most significant negative impact on relative results due to both relatively weak stock selection and an underweight allocation.

The two holdings with the largest positive contribution to the Fund’s total return were ADT Corp. (ADT), the number one provider of electronic security and monitoring services in North America, and Microsoft Corp. (MSFT), the multinational technology company behind the Windows operating software. In February, ADT agreed to be acquired by funds affiliated with Apollo Global Management for $42/share in cash, or a +56% premium to the previous closing price. The acquisition price represented a discount to our $50 assessed value. The position was reduced and eventually eliminated due to the acquisition. In October 2015, MSFT announced strong fiscal Q1 2016 results driven by robust cloud revenue growth and much better-than-expected margins. The company also reported strong quarterly results in Q3 2016 with +5% constant currency growth driven by the cloud. In September, MSFT raised its dividend +8% and announced a new $40B share repurchase program. We reduced the position during the period as it reached it assessed value, but it remained the largest position in the Fund.

The two holdings with the lowest contribution to the Fund’s total return during the period were Wells Fargo & Co. (WFC), the third-largest commercial bank in the United States, and Kohl’s Corp. (KSS). WFC underperformed in light of the macro environment for banks in the beginning of 2016. Economic uncertainty increased around expectations that the Fed could raise interest rates, which caused the banking industry to broadly underperform the market. We trimmed the position on two occasions during the period due to unrealized losses. In Q2 2016, KSS reported a weak quarter with comparable sales down -4%. The sales decline was steeper than expected and put an abrupt end to Kohl’s six quarters of positive sales growth. Management comments indicated that Kohl’s free cash flow generation, central to our thesis, could be in a very slow decline. We exited the position due to accumulated losses and a decreased conviction.

The Fund is significantly overweight in consumer discretionary, real estate and information technology, and is significantly underweight in financials, health care, energy and consumer staples. Consumer staples went from +520 bps overweight to -266 bps underweight versus the Russell 3000® Value benchmark, driven by the elimination of two holdings from the Fund in this sector. Real estate was broken out from financials as a separate sector during the year, and it ended the period at +557 bps overweight versus the benchmark. The underweight in energy went from -643 bps to -348 bps versus the benchmark due to three new holdings and one elimination from the Fund in this sector. Turnover remained elevated as we dealt with both overvalued positions and accumulated losses, and the average yield of Fund holdings increased modestly. We were pleased to see that the valuation-driven shift from more defensive sectors toward cyclicals was positive as interest rates moved higher in the later part of the period.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Dividend All Cap Value Fund II.

AMG River Road Dividend All Cap Value Fund II

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Dividend All Cap Value Fund II’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Dividend All Cap Value Fund II’s Class N on June 27, 2012, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Dividend All Cap Value Fund II and the Russell 3000® Value Index for the same time periods ended October 31, 2016.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG River Road Dividend All Cap Value Fund II2,3,4,5,6
Class N	7.61%	10.87%	06/27/12
Class I	7.87%	11.16%	06/27/12
Russell 3000® Value Index[7]	6.55%	13.70%	06/27/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Dividend All Cap Value Fund II	October 31, 2016

Schedule of Investments

% of Net Assets

		Market
Shares		Value
COMMON STOCKS – 98.7%
	Consumer Discretionary – 11.1%
4,312	Adient PLC (Ireland) *	$196,221
16,199	Cedar Fair LP	920,913
71,469	Cinemark Holdings, Inc.	2,844,466
16,565	DineEquity, Inc.	1,310,292
38,557	Omnicom Group, Inc.	3,077,620
13,710	Polaris Industries, Inc.	1,050,323
34,162	Target Corp.	2,347,954
14,831	Time Warner, Inc.	1,319,811

		13,067,600

	Consumer Staples – 5.8%
9,339	Kimberly-Clark Corp.	1,068,475
13,961	PepsiCo, Inc.	1,496,619
43,419	Unilever PLC, Sponsored ADR (United Kingdom)	1,809,270
35,333	Wal-Mart Stores, Inc.	2,474,017

		6,848,381

	Energy – 9.2%
14,463	Chevron Corp.	1,514,999
23,739	Exxon Mobil Corp.	1,977,933
24,943	Magellan Midstream Partners LP	1,676,918
34,605	Occidental Petroleum Corp.	2,523,051
40,585	Spectra Energy Partners LP	1,730,544
23,840	Valero Energy Corp.	1,412,282

		10,835,727

	Financials – 17.1%
35,266	Allied World Assurance Co. Holdings AG (Switzerland)	1,515,733
83,102	BB&T Corp.	3,257,598
13,149	CME Group, Inc.	1,316,215
14,391	CNA Financial Corp.	526,279

		Market
Shares		Value
	Financials (continued)
38,340	MetLife, Inc.	$1,800,446
40,258	The PNC Financial Services Group, Inc.	3,848,665
52,965	Thomson Reuters Corp. (Canada)	2,087,351
75,136	U.S. BanCorp.	3,363,087
52,820	Wells Fargo & Co.	2,430,248

		20,145,622

	Healthcare – 4.3%
14,005	Amgen, Inc.	1,976,946
24,365	Cardinal Health, Inc.	1,673,632
45,158	Owens & Minor, Inc.	1,465,377

		5,115,955

	Industrials – 12.8%
52,335	Aircastle, Ltd. (Bermuda)	1,075,484
37,984	Emerson Electric Co.	1,925,029
65,627	Fastenal Co.	2,558,140
43,116	Johnson Controls International PLC (Ireland)	1,738,437
20,716	MSC Industrial Direct Co., Inc., Class A	1,508,125
13,139	Parker-Hannifin Corp.	1,612,812
24,276	Union Pacific Corp.	2,140,658
23,316	United Parcel Service, Inc., Class B	2,512,532

		15,071,217

	Information Technology – 15.5%
122,801	Corning, Inc.	2,788,811
57,952	Intel Corp.	2,020,786
75,266	Microsoft Corp.	4,509,939
39,069	Motorola Solutions, Inc.	2,835,628
25,721	QUALCOMM, Inc.	1,767,547
31,151	TE Connectivity, Ltd. (Switzerland)	1,958,463
117,461	The Western Union Co.	2,357,442

		18,238,616

	Materials – 5.0%
27,021	Compass Minerals International, Inc.	1,941,459
15,720	LyondellBasell Industries NV, Class A (Netherlands)	1,250,526
22,849	Praxair, Inc.	2,674,704

		5,866,689

	Real Estate – 10.9%
58,742	Communications Sales & Leasing, Inc.	1,670,035
49,968	The GEO Group, Inc.	1,197,233
114,840	Iron Mountain, Inc.	3,873,556
26,146	Ryman Hospitality Properties, Inc.	1,318,281
48,555	Sabra Health Care REIT, Inc.	1,131,332
28,884	Ventas, Inc.	1,956,891
57,288	Weyerhaeuser Co.	1,714,630

		12,861,958

	Telecommunication Services – 2.7%
67,794	Verizon Communications, Inc.	3,260,891

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund II	October 31, 2016

Schedule of Investments – continued

		Market
Shares		Value
	Utilities – 4.3%
33,289	AmeriGas Partners LP	$1,589,550
45,425	National Fuel Gas Co.	2,379,362
21,962	Vectren Corp.	1,104,908

		5,073,820

	Total Common Stocks (Cost $106,782,310)	116,386,476

INVESTMENT COMPANY – 1.3%
1,537,314	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	1,537,314

	Total Investment Company (Cost $1,537,314)	1,537,314

Total Investments – 100.0% (Cost $108,319,624)***		117,923,790

Net Other Assets and Liabilities – 0.0%#		2,200

Net Assets – 100.0%		$117,925,990

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $108,524,326.

Gross unrealized appreciation	$13,476,632
Gross unrealized depreciation	(4,077,168)

Net unrealized appreciation	$9,399,464

# Less than 0.05%

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund

Portfolio Manager’s Comments (unaudited)

YEAR IN REVIEW

The 12 months ended October 31, 2016, were positive for equity markets, but the year witnessed two large macro related sell-offs. Fears about China’s economy caused global markets to plunge in the first fiscal quarter (November 2015 to January 2016). Markets rebounded in the second quarter as corporate earnings announcements eased investors’ concerns. Markets again sold-off post the U.K.’s surprising vote to exit the European Union in June. Post “Brexit”, the AMG Managers Fairpointe Mid Cap Fund1 (the “Fund”) Class N rebounded over 8% in July, driven by better-than-expected earnings growth for the Fund’s holdings. The Fund’s strong earnings growth and relative outperformance continued in the fourth quarter. For the year, the Fund returned 6.0%, in line with the S&P MidCap 400 Index (+6.0%), and ahead of the Russell Midcap® Index (+4.2%) and the S&P 500 Index (+4.5%). Performance was broad based, led, in particular, by strong stock selection in the materials and industrial sectors as well as in the health care and financial sectors.

FISCAL YEAR REVIEW

The top five contributors to the Fund’s performance were: Copa Holdings (CPA), United States Steel (U.S. Steel), Mattel (MAT), Gerdau (GGB) and NVIDIA (NVDA). We highlight three contributors below.

Copa Holdings, an airline based in Panama and serving destinations in South, Central and North America, was our top contributor for the year. Copa’s financial performance improved due to an aggressive capacity management strategy that significantly improved passenger load factor.

U.S. Steel’s shares rebounded due to the benefits of its “Carnegie Way” restructuring program, balance sheet improvement and higher steel prices.

Mattel’s performance was driven by a revitalized product portfolio under new leadership.

Detractors from performance included: Office Depot (ODP), Transocean (RIG), Time (TIME), Juniper Networks (JNPR) and TEGNA (TGNA). We highlight three detractors below.

Office Depot declined after the U.S. Federal Trade Commission challenged the company’s merger with Staples on anticompetitive grounds. Office Depot received a $250 million break-up fee and authorized the repurchase of up to $100 million of stock. The company continues to cut costs and increase profitability and recently announced the sale of its money-losing European business. We believe the stock appears undervalued at current levels.

Time, a media company with leading brands including People, Sports Illustrated, Fortune and Food & Wine, spun out of Time Warner two years ago. The company reported disappointing advertising revenues and reduced its near-term revenue growth projection. Time assembled an impressive management team and is focused on maximizing digital advertising opportunities. While the transition is taking longer than anticipated, we believe the stock is significantly undervalued.

TEGNA is a media company with operations in local television and internet properties, Cars.com and CareerBuilder. The stock was pressured due to disappointing 2016 political advertising. The company announced its intention to spin-off its Cars.com business into a separate public company and the sale of CareerBuilder. We consider TEGNA shares undervalued and expect the separation to create shareholder value.

PERSPECTIVE AND OUTLOOK

We believe the U.S. continues to offer an attractive destination for investments as the domestic economy outperforms other developed countries. Unemployment has remained at or below 5%2—near full employment—and a more stable energy sector will be less of a drag on industrial production going forward. The U.S. Federal Reserve is expected to raise interest rates at its December meeting, which would signal a strengthening economy.

The recent OPEC oil policy shift toward limiting production signals a potential stabilization of oil prices close to $50. This price point is emerging as a key threshold for various industry participants, including shale producers in the U.S. and oil majors, globally. Cost-cutting in the face of the “lower for even longer” oil price reality has brought down the break-even level at which oil companies are willing to expand production.

We believe the overall Fund remains attractively valued relative to the indices. The current price-to-revenue multiple of .7x is near its historical low versus the S&P MidCap 400 Index at 1.2x and S&P 500 Index at 1.7x. The price-to-earnings (P/E) multiple is 14.3x compared to the S&P MidCap 400 Index at 16.9x and 16.0x for the S&P 500 Index3.

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Fairpointe Mid Cap Fund.
[2]	US Bureau of Labor Statistics
[3]	Standard & Poors, FactSet

AMG Managers Fairpointe Mid Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Faripointe Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Faripointe Mid Cap Fund’s Class N on October 31, 2006, to a $10,000 investment made in the S&P Mid Cap 400 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Fairpointe Mid Cap Fund and the S&P Mid Cap 400 Index for the same time periods ended October 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Fairpointe Mid Cap Fund[2,3,4,5]
Class N	6.01%	12.63%	9.00%
Class I	6.26%	12.91%	9.27%
S&P Mid Cap 400 Index[6]	6.26%	12.92%	8.38%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[6]	The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap S&P 500, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike the Fund, the S&P MidCap 400 Index is unmanaged, is not available for investment and does not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Fairpointe Mid Cap Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 95.4%
	Consumer Discretionary – 31.8%
1,606,100	BorgWarner, Inc.	$57,562,624
1,802,620	Cooper Tire & Rubber Co.	66,246,285
4,438,700	DeVry Education Group, Inc. (a)	100,758,490
5,902,500	Gentex Corp.	99,811,275
1,164,800	The Interpublic Group of Cos, Inc.	26,079,872
664,200	Lear Corp.	81,550,476
4,994,947	Lions Gate Entertainment Corp. (Canada)	101,697,121
2,669,500	Mattel, Inc.	84,169,335
9,605,254	The New York Times Co., Class A (a)	104,697,269
23,305,800	Office Depot, Inc.	73,413,270
1,440,101	Scholastic Corp. (a)	55,083,863
5,745,000	TEGNA, Inc.	112,716,900
7,751,742	Time, Inc. (a)	100,772,646
350,000	Whirlpool Corp.	52,437,000

		1,116,996,426

	Consumer Staples – 0.8%
458,200	Bunge, Ltd. (Bermuda)	28,412,982

	Energy – 5.6%
2,956,892	FMC Technologies, Inc. *	95,418,905
13,745,000	McDermott International, Inc. (Panama) *	70,649,300
3,269,400	Transocean, Ltd. (Switzerland) *	31,418,934

		197,487,139

	Financials – 6.3%
218,600	Cincinnati Financial Corp.	15,472,508
1,262,700	Northern Trust Corp.	91,444,734
1,914,200	Raymond James Financial, Inc.	115,081,704

		221,998,946

	Healthcare – 5.0%
825,000	Quest Diagnostics, Inc.	67,188,000
1,177,900	Varian Medical Systems Inc. *	106,870,867

		174,058,867

Shares		Market Value
	Industrials – 13.2%
1,523,100	AGCO Corp.	$77,799,948
1,552,500	Chicago Bridge & Iron Co. NV (Netherlands)	49,711,050
1,548,435	Copa Holdings SA, Class A (Panama)	142,812,160
994,300	Donaldson Co., Inc.	36,311,836
1,178,900	Stericycle, Inc. *	94,418,101
2,589,300	Werner Enterprises, Inc.	62,272,665

		463,325,760

	Information Technology – 20.9%
1,448,100	Akamai Technologies, Inc. *	100,599,507
4,029,300	Cree, Inc. *	89,853,390
1,167,448	Itron, Inc. *	62,925,447
4,539,300	Jabil Circuit, Inc.	96,868,662
6,013,500	Juniper Networks, Inc.	158,395,590
4,402,500	Nuance Communications, Inc. *	61,723,050
195,400	NVIDIA Corp.	13,904,664
3,781,000	Teradata Corp. *	101,935,760
4,552,288	Unisys Corp. * (a)	47,571,410

		733,777,480

	Materials – 11.8%
3,847,034	Alcoa Inc.	110,486,815
2,223,504	Domtar Corp.	79,934,969
1,983,850	FMC Corp.	93,022,727
20,245,000	Gerdau SA, Sponsored ADR (Brazil)	69,440,350
3,180,400	United States Steel Corp.	61,508,936

		414,393,797

	Total Common Stocks (Cost $2,973,746,775)	3,350,451,397

INVESTMENT COMPANY – 4.1%
144,500,637	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	144,500,637

	Total Investment Company (Cost $144,500,637)	144,500,637

Total Investments – 99.5% (Cost $3,118,247,412)***		3,494,952,034

Net Other Assets and Liabilities – 0.5%		16,027,714

Net Assets – 100.00%		$3,510,979,748

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $3,118,748,841. The aggregate gross unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation	$667,005,605
Gross unrealized depreciation	(290,802,412)

Net unrealized appreciation	$376,203,193

(a)	These securities have been determined to be illiquid securities. At October 31, 2016, these securities amounted to $408,883,678, or 11.7% of net assets. These securities were valued using a quote from the primary exchange and management has determined these securities are traded in active markets. Therefore, it has been determined that these securities are valued using Level 1 pricing inputs.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Mid Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2016, the AMG Managers Montag & Caldwell Mid Cap Growth Fund1 (the “Fund”) Class N shares returned (0.60)%, compared to the 0.40% return for its benchmark, the Russell Midcap® Growth Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The process is primarily bottom up and utilizes a present valuation model in which the current price of the stock is related to the risk-adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in mid-cap growth stocks selling at a discount to estimates of fair value and whose earnings-per-share are growing faster than the market.

MARKET ENVIRONMENT

Stocks were generally positive for the year ended October 31, 2016, without a significant bias in market capitalization. The Russell 1000® Index (large-cap) was up 4.26%, the Russell Midcap® Index (mid cap) was up 4.17%, and the Russell 2000® Index (small cap) was up 4.11%. There was, however, a significant headwind to growth, as value outperformed growth in each size segment, but particularly in the small- and mid-cap segments. The Russell 2000® Value Index (small-cap value) was up 8.81% vs. a -0.49% return for the Russell 2000® Growth Index (small-cap growth), while the Russell Midcap® Value Index was up 7.84% vs. 0.40% for the Russell Midcap® Growth Index. The spread of value over growth was not as pronounced in the large-cap space where the Russell 1000® Value Index (large-cap value) was up 6.37% vs. a 2.28% return for the Russell 1000® Growth Index (large-cap growth).

PERFORMANCE REVIEW

Having recovered from its late summer 2015 bout of volatility, the stock market experienced another very similar bout of volatility at the outset of 2016, with the S&P 500 Index declining about 11% before bottoming in early February. Much like the experience in 2015, the Fund held up much better than the benchmark and peer group during this market decline. However, this was short lived, as the market bounced back strongly during the latter half of the first quarter, marking one of the largest intra-quarter reversals in market history. The market continued its rally into August, interrupted only briefly by a two-day swoon in late June following the surprising Brexit vote in the U.K. While the market recovered, fundamentals continued to deteriorate. 2016 S&P 500 earnings estimates steadily declined, causing S&P 500 price-to-earnings multiples to expand further. The Fund had a difficult time keeping pace during this cyclical post-February rally, which was led by smaller-cap, higher-beta, lesser-quality shares. Such names do not fit well within our investment discipline.

Another particularly strong headwind for relative performance in the first half of 2016 was the sharp decline in bond yields, which fell in anticipation of further economic weakness and the expectation that central bankers would continue to support the market by injecting additional liquidity and suppressing interest rates. The leg down in bond yields contributed to significant stock market outperformance by the bond proxies (utilities, telecom and REITs) as investors sought out high and stable dividend yields as a substitute for bonds in an income-starved world. Given that the Fund’s holdings are oriented toward higher growth rather than higher yield names, it did not hold any utilities, telecoms or REITs, and thus did not participate in this bond proxy rally to the degree that the Russell Midcap® Growth index did with its sizable REIT exposure.

After hitting all-time highs in August, the stock market settled into a mostly calm, low-volatility sideways trading pattern through September before succumbing in October to mounting investor worries about high valuations, mixed economic data, an uncertain election outcome and the prospect of a December U.S. Federal Reserve (the Fed) rate hike. The Fund once again held up better than the benchmark and peer group as the markets weakened in October.

The Fund underperformed its benchmark during the period. Stock selection equally offset sector allocation in their contributions to relative performance. Strong individual stock performances by Copart, WEX, Dollar Tree, Arista Networks and Dunkin Brands contributed most heavily to the Fund’s performance for the year, while Stericycle, Tractor Supply, EPAM Systems, Harman International and AmerisourceBergen were the biggest detractors from performance.

OUTLOOK

Following the move to new highs, the stock market advance may pause as investors discount various economic and political uncertainties, particularly with stock market median valuations near or at all-time highs. The median price-to-earnings (P/E) valuation ratio for the S&P 500 is higher than 90% of all historical periods going back to 1984 (the bubble years of the late-1990s and early-2000 was the only period when P/Es were higher), while the price-to-sales ratio is at a record high for the same time period2. With economic data clearly turning mixed, national election uncertainties on the horizon and the Fed signaling a desire to raise interest rates in December into what appears to be slowing growth, investors may hesitate at these unusually high valuation levels. Unprecedented Central Bank accommodation and historically-low interest rates will likely continue to support asset prices and, with recession risk still low, downside market risk should also be limited.

In the low growth, low inflation and low interest rate world that is likely to persist, we believe the Fund’s holdings are well positioned to provide attractive investment returns. These holdings are, in our opinion, attractively valued on our work and offer faster, more assured earnings growth due to the strength of their balance sheets and cash flows. We think this makes them ideal holdings in what is likely to be a slow and uneven economy

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Montag & Caldwell Mid Cap Growth Fund.
[2]	Standard & Poors, FactSet

AMG Managers Montag & Caldwell Mid Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Montag & Caldwell Mid Cap Growth Fund’s Class N on November 2, 2007, to a $10,000 investment made in the Russell Mid Cap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag & Caldwell Mid Cap Growth Fund and the Russell MidCap® Growth Index for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Montag & Caldwell Mid Cap Growth Fund[2,3,4]
Class N	(0.60)%	8.72%	4.44%	11/02/07
Class I	(0.41)%	—	4.14%	05/14/14
Russell MidCap® Growth Index[5]	0.40%	12.02%	6.65%	11/02/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/ book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Montag & Caldwell Mid Cap Growth Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 93.0%
	Consumer Discretionary – 22.9%
3,520	Dollar Tree, Inc. *	$265,936
4,890	Dunkin’ Brands Group, Inc.	236,481
1,820	Expedia, Inc.	235,199
8,660	Hanesbrands, Inc.	222,562
1,080	Harman International Industries, Inc.	86,087
9,250	LKQ Corp. *	298,590
328	O’Reilly Automotive, Inc. *	86,736
771	Panera Bread Co., Class A *	147,076
2,610	Ross Stores, Inc.	163,230
3,900	ServiceMaster Global Holdings, Inc. *	139,581

		1,881,478

	Consumer Staples – 8.1%
7,220	Blue Buffalo Pet Products, Inc. *	181,366
1,820	Mead Johnson Nutrition Co.	136,081
1,290	Molson Coors Brewing Co., Class B	133,915
1,480	Monster Beverage Corp. *	213,623

		664,985

	Energy – 1.1%
960	Core Laboratories NV (Netherlands)	93,091

	Financials – 12.0%
777	FactSet Research Systems, Inc.	120,218
2,610	First Republic Bank	194,262
808	Intercontinental Exchange, Inc.	218,475
4,060	Raymond James Financial, Inc.	244,087
1,718	Signature Bank New York NY *	207,122

		984,164

	Healthcare – 12.6%
3,440	Cerner Corp. *	201,515
1,740	Edwards Lifesciences Corp. *	165,683
576	Henry Schein, Inc. *	85,939
1,740	Laboratory Corp. of America Holdings *	218,092

Shares		Market Value
	Healthcare (continued)
2,280	Quintiles IMS Holdings, Inc. *	$163,567
3,190	VCA, Inc. *	196,058

		1,030,854

	Industrials – 14.2%
1,990	AMETEK, Inc.	87,759
3,730	Copart, Inc. *	195,713
3,280	HD Supply Holdings, Inc. *	108,240
5,985	IHS Markit, Ltd. (United Kingdom) *	220,188
2,700	J.B. Hunt Transport Services, Inc.	220,347
923	Snap-On, Inc.	142,234
2,320	Verisk Analytics, Inc. *	189,196

		1,163,677

	Information Technology – 22.1%
2,820	Amphenol Corp., Class A	185,923
1,660	ANSYS, Inc. *	151,641
2,320	Arista Networks, Inc. *	196,620
3,240	EPAM Systems, Inc. *	208,559
870	F5 Networks, Inc. *	120,243
2,820	Fidelity National Information Services, Inc.	208,454
966	FleetCor Technologies, Inc. *	169,340
4,790	M/A-COM Technology Solutions Holdings, Inc.*	176,080
1,330	Skyworks Solutions, Inc.	102,330
2,650	WEX, Inc. *	289,115

		1,808,305

	Total Common Stocks (Cost $6,865,069)	7,626,554

INVESTMENT COMPANY – 5.9%
481,132	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	481,132

	Total Investment Company (Cost $481,132)	481,132

Total Investments – 98.9% (Cost $7,346,201)***		8,107,686

Net Other Assets and Liabilities – 1.1%		90,277

Net Assets – 100.0%		$8,197,963

* Non-income producing security.
** Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
*** At October 31, 2016, the aggregate cost for Federal income tax purposes is $7,350,338.

Gross unrealized appreciation	$920,671
Gross unrealized depreciation	(163,323)

Net unrealized appreciation	$757,348

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers LMCG Small Cap Growth Fund1 (the “Fund”) Class N shares returned (15.7)% for the fiscal year ended October 31, 2016, compared with a (0.5)% return for its benchmark, the Russell 2000® Growth Index.

Stocks closed out 2015 with full-year returns falling in a range of modest losses to modest gains for most market segments. 2016 followed with persistent global growth concerns, the United Kingdom’s decision to leave the Euro Zone and uncertainty around U.S. presidential election results, leading to increased volatility and perpetuating a challenging landscape for investors. Among U.S. small caps, growth stocks lagged their value counterparts in the twelve months ending 10/31/2016; the Russell 2000® Growth Index returned -0.5% for the period, vs. 8.8% for the Russell 2000® Value Index. From a size perspective, large-caps, mid-caps and small-caps posted comparable returns for the period. The Russell 1000® Index returned 4.3%, while the Russell Midcap® Index finished at 4.2% and the Russell 2000® Index finished at 4.1%.

The Fund underperformed in the period as a result of several factors. The Fund’s growth strategy seeks to identify unrecognized growth potential, wherever it exists, across all sectors and industries. As volatility increased early in 2016, investors shunned anything misunderstood or unrecognized and bid up stocks considered to offer more safety and steady growth, regardless of valuation. The Fund has historically had a negative correlation to momentum which has hurt past performance comparisons, and though momentum as a factor has abated somewhat, those headwinds have made it difficult for the Fund to outperform lately. Small- and SMID-Cap indices in particular were down significantly after the U.K. referendum results were released. While these declines are not unexpected in times of macro stress, the vast majority of our holdings that have little or no sales in the U.K. still sold off as correlations spiked higher.

While these environmental factors affected the Fund’s performance, performance over the long-term is generally a result of stock selection. Relative performance at the sector level was weakest in information technology and industrials, and strongest in telecommunication services and energy. Stock selection detracted from performance in information technology, particularly in the internet software and services segment. Advisory Board Company, the largest detractor in industrials, provides best-practices research and consulting services and traded lower on slower-than-expected revenue growth in its key education and health care segments. The Fund’s overweight to telecommunication services, along with good stock selection within the sector, helped performance. Internet service provider Cogent Communications was the strongest individual contributor in telecom in the period, as revenue growth reaccelerated due to bandwidth demand from enterprise and media companies (e.g., Netflix). The Fund had limited exposure to the energy sector, and benefitted as a result of oil prices trading to below $30 per barrel in February 2016.

Historically, market volatility has created stock-specific opportunities across multiple sectors and industries. These opportunities, combined with our ability to identify companies offering under-appreciated, unrecognized growth potential, leave us optimistic going forward. As we enter the last two months of 2016, the Fund is overweighted in the information technology and health care sectors. Semiconductors continue to be a meaningful weight in our information technology allocation while medical devices has moved higher as a weight in health care vs. health care services, which is lower after trims in several positions. Our largest underweights are in consumer discretionary and materials, largely as a result of softer bottom-up fundamentals in large parts of the consumer sector. We also remain underweight industrials, although that underweight has decreased as we have found new opportunities in that sector in recent months.

The views expressed represent the opinions of LMCG Investments LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/LMCG Small Cap Growth Fund.

AMG Managers LMCG Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers LMCG Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers LMCG Small Cap Growth Fund’s Class N on November 3, 2010, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers LMCG Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers LMCG Small Cap Growth Fund[2,3,4,5,6,7,8]
Class N	(15.74)%	9.54%	7.81%	11/03/10
Class I	(15.56)%	9.81%	4.72%	06/01/11
Russell 2000® Growth Index[9]	(0.49)%	11.34%	10.86%	11/03/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[8]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[9]	The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers LMCG Small Cap Growth Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 99.4%
	Consumer Discretionary – 13.6%
18,418	CalAtlantic Group, Inc.	$595,270
40,099	Dave & Buster’s Entertainment, Inc. *	1,658,094
74,201	ILG, Inc.	1,215,412
66,426	Monro Muffler Brake, Inc.	3,653,430
106,423	Nexstar Broadcasting Group, Inc., Class A	5,193,442
52,862	Sonic Corp.	1,211,068
6,314	Vail Resorts, Inc.	1,006,704
18,564	Wayfair, Inc., Class A *	618,738

		15,152,158

	Consumer Staples – 4.7%
18,040	Casey’s General Stores, Inc.	2,038,340
66,804	National Beverage Corp. *	3,155,821

		5,194,161

	Energy – 0.8%
26,812	Carrizo Oil & Gas, Inc. *	907,050

	Financials – 4.2%
23,512	BofI Holding, Inc. *	438,029
29,263	Pinnacle Financial Partners, Inc.	1,509,971
18,926	Primerica, Inc.	1,035,252
45,754	Western Alliance Bancorp *	1,709,369

		4,692,621

	Healthcare – 24.0%
24,048	Alder Biopharmaceuticals, Inc. *	583,164
126,207	Allscripts Healthcare Solutions, Inc. *	1,515,746
68,052	AMN Healthcare Services, Inc. *	2,232,106
50,559	Amsurg Corp. *	3,020,900
12,084	athenahealth, Inc. *	1,248,519

Shares		Market Value
	Healthcare (continued)
28,105	Clovis Oncology, Inc. *	$817,293
128,022	Cross Country Healthcare, Inc. *	1,430,006
27,749	Depomed, Inc. *	620,468
50,902	HealthSouth Corp.	2,043,715
63,711	Heron Therapeutics, Inc. *	946,108
46,496	INC Research Holdings, Inc., Class A *	2,124,867
19,398	Nevro Corp. *	1,783,064
27,704	NuVasive, Inc. *	1,654,760
47,247	Pacira Pharmaceuticals, Inc. *	1,502,455
38,327	Radius Health, Inc. *	1,644,995
87,087	Tenet Healthcare Corp. *	1,716,485
5,046	TESARO, Inc. *	609,961
22,682	Ultragenyx Pharmaceutical, Inc. *	1,338,011

		26,832,623

	Industrials – 13.8%
37,322	Apogee Enterprises, Inc.	1,520,872
46,386	Beacon Roofing Supply, Inc. *	1,950,067
22,841	Dycom Industries, Inc. *	1,757,158
71,757	Echo Global Logistics, Inc. *	1,521,248
16,598	Generac Holdings, Inc. *	632,218
38,824	Healthcare Services Group, Inc.	1,435,323
78,917	Manitowoc Foodservice, Inc. *	1,192,436
40,588	Masonite International Corp. *	2,309,457
5,963	RBC Bearings Inc. *	425,460
47,232	SiteOne Landscape Supply, Inc. *	1,472,694
21,037	WageWorks, Inc. *	1,240,131

		15,457,064

	Information Technology – 28.1%
90,319	Advanced Micro Devices, Inc. *	653,006
21,969	Belden, Inc.	1,423,811
50,939	Cavium, Inc. *	2,875,507
27,722	Euronet Worldwide, Inc. *	2,205,285
61,230	Fabrinet*	2,324,291
106,237	GTT Communications, Inc. *	2,390,333
30,127	HubSpot, Inc. *	1,580,161
30,545	Imperva, Inc. *	1,127,111
251,544	Internap Corp. *	314,430
31,694	InterXion Holding NV *	1,179,968
12,642	LogMeIn, Inc.	1,200,990
30,809	MACOM Technology Solutions Holdings, Inc.*	1,132,539
37,942	Microsemi Corp. *	1,598,496
109,016	MINDBODY, Inc., Class A *	2,256,631
62,451	NeoPhotonics Corp. *	874,314
62,003	Paylocity Holding Corp. *	2,696,511
101,219	Synchronoss Technologies, Inc. *	3,715,749
5,809	Tyler Technologies, Inc. *	931,764
36,574	Zendesk, Inc. *	961,530

		31,442,427

	Materials – 3.0%
177,263	Summit Materials, Inc., Class A *	3,321,909

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers LMCG Small Cap Growth Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Real Estate – 4.5%
40,953	DuPont Fabros Technology, Inc.	$1,671,292
101,213	National Storage Affiliates Trust	1,981,751
31,091	QTS Realty Trust, Inc., Class A	1,428,942

		5,081,985

	Telecommunication Services – 2.7%
295,842	Vonage Holdings Corp. *	2,029,476
31,158	Zayo Group Holdings, Inc. *	1,002,664

		3,032,140

	Total Common Stocks (Cost $114,557,209)	111,114,138

RIGHTS – 0.0%#
	Healthcare – 0.0%#
99,639	Dyax Corp., CVR Expiration 12/31/19 * (a) (b)	996

	Total Rights (Cost $0)	996

Total Investments – 99.4% (Cost $114,557,209)**		111,115,134

Net Other Assets and Liabilities – 0.6%		721,245

Net Assets – 100.0%		$111,836,379

* Non-income producing security.
** At October 31, 2016, the aggregate cost for Federal income tax purposes is $115,109,741.

Gross unrealized appreciation	$6,378,590
Gross unrealized depreciation	(10,373,197)

Net unrealized depreciation	$(3,994,607)

# Less than 0.05%
(a) Securities with a total aggregate market value of $996, or less than 0.05% of net assets, were valued under fair value procedures established by the Fund’s Board of Trustees.
(b) The security is restricted for resale.

CVR Contingent Value Rights

The accompanying notes are an integral part of these financial statements.

AMG River Road Select Value Fund

Portfolio Manager’s Comments (unaudited)

The AMG River Road Select Value Fund1 (the “Fund”) Class N shares outperformed the Russell 2500® Value Index benchmark during the fiscal year ended October 31, 2016, returning +8.55% versus +7.78% for the Index. The largest positive contribution was from the industrials sector, which benefited from strong stock selection and an overweight allocation. The largest negative contributor was the health care sector, which lagged due to poor stock selection.

The two holdings with the largest positive contribution to the Fund’s return were Insperity Inc. (NSP) and Dolby Laboratories Inc. (DLB). Insperity is a professional employment organization that provides outsourced human resources to small- and medium-sized business. Insperity delivered several consecutive quarters of accelerated revenue and margin growth due to high customer retention rates and new client wins. These strong results, coupled with management’s favorable outlook, led to higher earnings estimates and multiple expansion. The position was significantly trimmed as the stock approached our assessed value. Dolby develops and licenses audio technology to manufacturers of entertainment and consumer devices. Dolby reported strong FY16 results driven by growth of high-margin licensing revenues and the leveraging of corporate expenses. Investors are excited about the next generation of Dolby products recently introduced to the marketplace after several years of significant investment. Looking ahead, cash flow and free cash flow growth should accelerate, and with Dolby fortress-like balance sheet, we believe returns of capital to shareholders are likely. We trimmed the position as it approached our assessed value.

The two holdings with the largest negative contribution to the Fund’s return were Outerwall Inc. (OUTR) and Rent-A-Center Inc. (RCII). Outerwall owns and operates a national network of automated retail kiosks for home video rental (Redbox) and coin counting (Coinstar). Outerwall reduced its outlook due to weakness at Redbox. While a soft Q4 was expected due to mediocre DVD content, high promotional activity compounded the negative revenue and margin impact as renters took advantage of the promotions and had little incentive for additional rentals. Despite the tremendous amount of free cash flow generated by Outerwall, we did not approve of management’s decision to aggressively repurchase shares rather than reducing debt and/or paying dividends. We eliminated the position in accordance with our sell discipline. Rent-A-Center is the largest rent-to-own (RTO) retailer in the U.S., with 40% of all RTO stores. In early 2016, Rent-A-Center reported weak Q4 results, cut its dividend, and initiated 2016 guidance below our expectations. Although we believed the issues experienced by Rent-A-Center in 2015 were transitory (core same-store sales declines, slowing growth at Acceptance Now), the guidance suggested they were getting worse. This news impaired our investment thesis and we eliminated the position in accordance with our sell discipline.

We continue to position the Fund in shares of high-quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in unattractive valuations in the broader small-cap market. As a result, identifying companies to replace those that are being sold at their assessed valuation is challenging. If returns do moderate over the coming months, we expect the Fund’s holdings and low-volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Select Value Fund.

AMG River Road Select Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Select Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Select Value Fund’s Class N on March 29, 2007, to a $10,000 investment made in the Russell 2500® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Select Value Fund and the Russell 2500® Value Index for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG River Road Select Value Fund[2,3,4,5,6]
Class N	8.55%	10.49%	4.97%	03/29/07
Class I	8.64%	10.74%	4.80%	06/28/07
Russell 2500® Value Index[7]	7.78%	12.61%	5.60%	03/29/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	The Russell 2500® Value Index measures the performance of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Select Value Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 96.3%
	Consumer Discretionary – 22.7%
1,998	Biglari Holdings, Inc. *	$875,484
28,217	Bloomin’ Brands, Inc.	488,154
23,077	International Speedway Corp., Class A	759,233
26,331	J Alexander’s Holdings, Inc. *	236,979
62,970	La Quinta Holdings, Inc. *	630,330
10,554	Liberty Broadband Corp., Class C *	703,424
37,021	Liberty Ventures, Class A *	1,477,138
2,699	The Madison Square Garden Co., Class A *	446,657
26,220	Motorcar Parts of America, Inc. *	688,013
8,943	Murphy USA, Inc. *	615,100
20,709	News Corp., Class A	250,993
5,440	Polaris Industries, Inc.	416,758
14,251	SeaWorld Entertainment, Inc.	199,657
22,031	SodaStream International, Ltd. (Israel) *	570,162
21,207	Tribune Media Co., Class A	691,348

		9,049,430

	Consumer Staples – 2.8%
28,193	Ingles Markets, Inc., Class A	1,113,624

	Energy – 1.6%
10,997	Evolution Petroleum Corp.	84,677
39,820	Gran Tierra Energy, Inc. *	115,876
13,545	PBF Energy, Inc., Class A	295,281
8,123	PHI, Inc. *	126,556

		622,390

	Financials – 17.8%
1,083	Alleghany Corp. *	559,055
17,103	Allied World Assurance Co. Holdings AG (Switzerland)	735,087

Shares		Market Value
	Financials (continued)
1,501	American National Insurance Co.	$175,857
32,567	Capital Southwest Corp. (BDC)	469,942
23,570	CNA Financial Corp.	861,955
143,595	FNFV Group *	1,730,320
27,499	Leucadia National Corp.	513,406
51,432	PICO Holdings, Inc. *	622,327
1,722	White Mountains Insurance Group, Ltd. (Bermuda)	1,428,778

		7,096,727

	Healthcare – 5.8%
16,759	Air Methods Corp. *	443,276
20,982	Akorn, Inc. *	502,519
42,950	Premier, Inc., Class A *	1,367,528

		2,313,323

	Industrials – 24.1%
62,710	Air Transport Services Group, Inc. *	829,653
17,583	Cubic Corp.	750,794
17,199	Forward Air Corp.	710,663
4,739	Insperity, Inc.	356,373
6,682	Kansas City Southern	586,412
16,325	Kelly Services, Inc., Class A	305,767
14,563	KLX, Inc. *	501,258
36,249	Resources Connection, Inc.	538,298
26,256	SP Plus Corp. *	661,651
16,166	Spirit AeroSystems Holdings, Inc., Class A *	814,120
18,738	TriNet Group, Inc. *	351,712
14,636	UniFirst Corp.	1,792,910
11,374	US Ecology, Inc.	480,552
21,805	Viad Corp.	904,908

		9,585,071

	Information Technology – 15.5%
38,620	Blackhawk Network Holdings, Inc. *	1,330,459
18,809	CSG Systems International, Inc.	715,306
13,610	Dolby Laboratories, Inc., Class A	647,700
8,106	ePlus, Inc. *	742,104
14,765	Match Group, Inc. *	266,656
2,490	MicroStrategy, Inc., Class A *	485,077
37,763	NeuStar, Inc., Class A *	847,779
5,330	OSI Systems, Inc. *	373,793
50,260	VeriFone Systems, Inc. *	778,025

		6,186,899

	Real Estate – 3.3%
22,065	The GEO Group, Inc.	528,677
8,550	Marcus & Millichap, Inc. *	200,327
26,350	Realogy Holdings Corp.	603,151

		1,332,155

	Telecommunication Services – 2.1%
6,493	ATN International, Inc.	439,187
15,543	Telephone & Data Systems, Inc.	401,631

		840,818

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Select Value Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Utilities – 0.6%
	4,268 National Fuel Gas Co.	$223,558

	Total Common Stocks (Cost $36,774,053)	38,363,995

INVESTMENT COMPANY – 3.2%
1,278,078	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	1,278,078

	Total Investment Company (Cost $1,278,078)	1,278,078

Total Investments – 99.5% (Cost $38,052,131)***		39,642,073

Net Other Assets and Liabilities – 0.5%		212,329

Net Assets – 100.0%		$39,854,402

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $38,303,518.

Gross unrealized appreciation	$4,043,962
Gross unrealized depreciation	(2,705,407)

Net unrealized appreciation	$1,338,555

BDC	Business Development Company

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

The AMG River Road Small Cap Value Fund1 (the “Fund”) Class N shares modestly underperformed the Russell 2000® Value benchmark during the 12- month period ending October 31, 2016, with a return of +7.22% versus +8.81% for the Index. The largest positive contribution was from the industrials sector, which benefited from strong stock selection. The largest negative contributor was the consumer discretionary sector, which lagged due to an overweight allocation. The Fund’s cash position, which averaged approximately 7% during the period, was also a negative contributor to performance.

The two holdings with the largest positive contribution to the Fund’s return were Insperity Inc. (NSP) and Rackspace Hosting Inc. (RAX). Insperity is a professional employment organization that provides outsourced human resources to small-and medium-sized business. NSP delivered several consecutive quarters of accelerated revenue and margin growth due to high customer retention rates and new client wins. These strong results, coupled with management’s favorable outlook, led to higher earnings estimates and multiple expansion. The position was significantly trimmed as the stock approached our assessed value. Rack-space is a global provider of managed cloud and related IT services. We initiated our position earlier this year as RAX was transitioning its business model to support customized cloud and software applications instead of just providing services and raw cloud computing capacity. By leveraging other cloud platforms, former competitors like Amazon Web Services and Microsoft Azure were transformed into Rackspace partners. In August, private equity firm Apollo Global signed a deal to acquire Rackspace for $32 per share, which was a +38% premium to the unaffected stock price.

The two holdings with the largest negative contribution to return were Outerwall Inc. (OUTR) and Rent-A-Center Inc. (RCII). Outerwall owns and operates a national network of automated retail kiosks for home video rental (Redbox) and coin counting (Coinstar). Outerwall reduced its outlook due to weakness at Redbox. While a soft Q4 was expected due to mediocre DVD content, high promotional activity compounded the negative revenue and margin impact as renters took advantage of the promotions and had little incentive for additional rentals. Despite the tremendous amount of free cash flow generated by the company, we did not approve of management’s decision to aggressively repurchase shares rather than reducing debt and/or paying dividends. We eliminated the position in accordance with our sell discipline. Rent-A-Center is the largest rent-to-own (RTO) retailer in the U.S. with 40% of all RTO stores. In early 2016, Rent-A-Center reported weak Q4 results, cut its dividend and initiated 2016 guidance below our expectations. Although we believed the issues experienced by RCII in 2015 were transitory (core same-store sales declines, slowing growth at Acceptance Now), the guidance suggested they were getting worse. This news impaired our investment thesis and we eliminated the position in accordance with our sell discipline.

We continue to position the Fund in shares of high-quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in what we believe are unattractive valuations in the broader small-cap market. As a result, identifying companies to replace those that are being sold at their assessed valuation is challenging. Thus, cash in the Fund is at the higher end of its historical range. If returns do moderate over the coming months, we expect the Fund’s holdings and low volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Small Cap Value Fund.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Small Cap Value Fund’s Class N on October 31, 2006, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Small Cap Value Fund[2,3,4,5,6]
Class N	7.22%	10.57%	4.74%	6.93%	06/28/05
Class I	7.50%	10.87%	—	4.62%	12/13/06
Russell 2000® Value Index[7]	8.81%	11.63%	4.91%	6.24%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[7]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Small Cap Value Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 90.4%
	Consumer Discretionary – 18.8%
13,249	Biglari Holdings, Inc. *	$5,805,447
230,040	Bloomin’ Brands, Inc.	3,979,692
171,950	International Speedway Corp., Class A	5,657,155
317,645	J Alexander’s Holdings, Inc. * (a)	2,858,805
393,960	La Quinta Holdings, Inc. *	3,943,540
135,180	The Marcus Corp.	3,582,270
135,641	Monarch Casino & Resort, Inc. *	3,207,910
176,706	Motorcar Parts of America, Inc. *	4,636,765
70,500	Murphy USA, Inc. *	4,848,990
87,454	SeaWorld Entertainment, Inc.	1,225,231
151,512	SodaStream International, Ltd. (Israel) *	3,921,131
135,864	Tribune Media Co., Class A	4,429,166
254,360	UCP, Inc., Class A * (a)	2,314,676

		50,410,778

	Consumer Staples – 3.9%
201,220	Ingles Markets, Inc., Class A	7,948,190
203,340	Natural Grocers by Vitamin Cottage, Inc.*	2,415,679

		10,363,869

	Energy – 2.6%
402,433	Evolution Petroleum Corp.	3,098,734
517,120	Gran Tierra Energy, Inc. *	1,504,819
92,660	PBF Energy, Inc., Class A	2,019,988
26,610	PHI, Inc. *	414,584

		7,038,125

Shares		Market Value
	Financials – 16.5%
65,020	1st Source Corp.	$2,247,091
138,210	Allied World Assurance Co. Holdings AG (Switzerland)	5,940,266
31,780	American National Insurance Co.	3,723,345
219,054	Capital Southwest Corp. (BDC) (a)	3,160,949
7,185	First Citizens BancShares, Inc., Class A	2,090,835
945,465	FNFV Group *	11,392,853
345,294	PICO Holdings, Inc. *	4,178,057
13,968	White Mountains Insurance Group, Ltd. (Bermuda)	11,589,529

		44,322,925

	Healthcare – 2.0%
102,266	Air Methods Corp. *	2,704,936
107,628	Akorn, Inc. *	2,577,691

		5,282,627

	Industrials – 23.2%
483,223	Air Transport Services Group, Inc. *	6,393,040
43,844	Barrett Business Services, Inc.	1,965,527
118,757	Cubic Corp.	5,070,924
133,820	Forward Air Corp.	5,529,442
33,269	Insperity, Inc.	2,501,829
155,950	Kelly Services, Inc., Class A	2,920,944
114,107	KLX, Inc. *	3,927,563
244,643	Resources Connection, Inc.	3,632,949
245,369	SP Plus Corp. *	6,183,299
148,673	TriNet Group, Inc. *	2,790,592
95,877	UniFirst Corp.	11,744,933
79,325	US Ecology, Inc.	3,351,481
149,224	Viad Corp.	6,192,796

		62,205,319

	Information Technology – 19.0%
254,076	Blackhawk Network Holdings, Inc. *	8,752,918
133,105	Computer Services, Inc. (a)	5,057,990
123,320	CSG Systems International, Inc.	4,689,860
60,069	ePlus, Inc. *	5,499,313
160,578	Ituran Location and Control, Ltd. (Israel)	4,271,375
138,836	Match Group, Inc. *	2,507,378
25,750	MicroStrategy, Inc., Class A *	5,016,358
200,552	NeuStar, Inc., Class A *	4,502,392
38,540	OSI Systems, Inc. *	2,702,810
85,640	Rackspace Hosting, Inc. *	2,735,342
337,060	VeriFone Systems, Inc. *	5,217,689

		50,953,425

	Real Estate – 2.0%
146,255	The GEO Group, Inc.	3,504,270
83,090	Marcus & Millichap, Inc. *	1,946,799

		5,451,069

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Small Cap Value Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Telecommunication Services – 2.4%
43,690	ATN International, Inc.	$2,955,192
139,240	Telephone & Data Systems, Inc.	3,597,962

		6,553,154

	Total Common Stocks (Cost $202,156,397)	242,581,291

INVESTMENT COMPANY – 9.4%
25,270,396	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	25,270,396

	Total Investment Company (Cost $25,270,396)	25,270,396

Total Investments – 99.8% (Cost $227,426,793)***		267,851,687

Net Other Assets and Liabilities – 0.2%		666,373

Net Assets – 100.0%		$268,518,060

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $227,798,438.

Gross unrealized appreciation	$49,428,461
Gross unrealized depreciation	(9,375,212)

Net unrealized appreciation	$40,053,249

(a)	These securities have been determined to be illiquid securities. At October 31, 2016, these securities amounted to $13,392,420, or 5.0% of net assets. These securities were valued using a quote from the primary exchange and management has determined these securities are traded in active markets. Therefore, it has been determined that these securities are valued using Level 1 pricing inputs.

BDC	Business Development Company

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund

Portfolio Manager’s Comments (unaudited)

REVIEW AND OUTLOOK

The AMG Managers Silvercrest Small Cap Fund1 (the “Fund”) Class N shares returned 5.7% for the fiscal year ended October 31, 2016, compared with an 8.8% return for its benchmark, the Russell 2000® Value Index.

As is typical, the Fund’s various sector over/under weights versus the Russell 2000® Value Index did not have a significant impact on our relative performance. The Fund had relatively poor stock selection in two sectors, consumer discretionary and financial services, which explains the bulk of our under-performance. In consumer discretionary, we had several poor performers, some of which had poor fundamental results, and some mired in negative sentiment. In financial services, our underweight in real estate investment trusts (REITs) (roughly half-weighted) did hurt. Despite relatively poor performance over the past three months, on a year-ending October basis, REITs performed relatively well.

The largest contributors to return included Littelfuse Inc., MKS Instruments Inc., MGE Energy Inc., ONE Gas Inc. and MSA Safety Inc. All tended to report solid earnings results. Additionally, MGE Energy and ONE Gas benefitted from the “quest for yield” in an ultra-low interest rate environment. We have cut back our utility exposure sharply as we find most sector issues generously valued. We would also note G&K Services Inc. and FEI Co., both of which were targets of acquisition bids from larger companies at nice premiums. As we write this, another of our holdings, Mentor Graphics, has been the subject of takeover rumors due to the involvement of activist shareholders who have been pushing management to seek and consider takeover bids from other larger entities.

The largest detractors from return included Integer Holdings Corp., Men’s Wearhouse Inc., Pebblebrook Hotel Trust, E.W. Scripps Company and ACI Worldwide Inc. All reported disappointing earnings and/or forward guidance. Additionally, Pebblebrook and Scripps are in two generally un-loved industries of late, hotel lodging and TV media.

As we look forward, we generally do not anticipate making many dramatic changes at the sector level to the Fund. In the lead up to the U.S. presidential election, to occur in early November, the market has been roiled by negative campaign rhetoric and animosity between the candidates in general, and particularly the potential election of Donald Trump as President. Similar to Brexit, we believe much of the knee-jerk reactions will prove to be premature, and somewhat overdone, as we think it will take some time to see how a President Trump or President Clinton differs from Candidate Trump or Candidate Clinton, and the willingness of Congress to forward either of their agendas. What we do know, however, is that our dialogue with companies suggests a reasonably constructive outlook for next year, with a pervasive sense of continuing slow growth, with perhaps a growing chorus that the “bottom may be in” for some more challenged industries, including oil and gas, mining and agriculture. We continue to find most companies extremely well capitalized, and cash flow remains fairly robust. We are pleased to note that three of our companies have been targeted for acquisition this calendar year, and we continue to believe the Fund offers substantial value in that respect. While we are hard-pressed to forecast what will happen following the election, small caps may indeed benefit more strongly from a stronger U.S. Dollar, and an economy focused more on domestic issues. The Value benchmarks, with their larger weighting in financial services, would likely benefit from the perception that a stronger U.S. economy would lead to an uptick in yields. We shall see, but in a volatile environment, we continue to believe the Fund is reasonably valued.

The views expressed represent the opinions of Silvercrest Asset Management Group LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Silvercrest Small Cap Fund.

AMG Managers Silvercrest Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Silvercrest Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Silvercrest Small Cap Fund’s Class N on December 27, 2011, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Silvercrest Small Cap Fund and the Russell 2000® Value Index for the same time periods ended October 31, 2016.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Silvercrest Small Cap Fund[2,3,4,5]
Class N	5.73%	11.84%	12/27/11
Class I	6.04%	12.13%	12/27/11
Russell 2000® Value Index[6,7]	8.81%	11.48%	12/27/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[6]	The Russell 2000® Index is composed of the 2000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance.
[7]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Silvercrest Small Cap Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 96.1%
	Consumer Discretionary – 10.2%
142,690	The EW Scripps Co., Class A *	$1,892,069
122,870	The Finish Line, Inc., Class A	2,419,310
142,330	Fox Factory Holding Corp. *	3,088,561
162,710	La-Z-Boy, Inc.	3,807,414
38,480	Lithia Motors, Inc., Class A	3,300,814
55,620	Meredith Corp.	2,522,367
166,000	Wolverine World Wide, Inc.	3,544,100

		20,574,635

	Consumer Staples – 2.6%
25,654	J & J Snack Foods Corp.	3,133,636
16,034	Lancaster Colony Corp.	2,094,842

		5,228,478

	Energy – 4.3%
235,400	Callon Petroleum Co. *	3,057,846
139,190	Forum Energy Technologies, Inc. *	2,505,420
146,360	Matador Resources Co. *	3,192,112

		8,755,378

	Financials – 14.1%
247,790	BancorpSouth, Inc.	5,823,065
286,790	CVB Financial Corp.	4,812,336
161,444	Horace Mann Educators Corp.	5,803,912
89,809	Iberiabank Corp.	5,895,961
111,273	Independent Bank Corp./MA	6,136,706

		28,471,980

	Healthcare – 6.9%
45,447	Analogic Corp.	3,719,837
40,804	ICU Medical, Inc. *	5,683,997
101,170	INC Research Holdings, Inc., Class A *	4,623,469

		14,027,303

Shares		Market Value
	Industrials – 21.9%
117,435	Altra Industrial Motion Corp.	$3,464,333
208,050	Babcock & Wilcox Enterprises, Inc. *	3,274,707
42,820	CIRCOR International, Inc.	2,302,860
88,916	EMCOR Group, Inc.	5,375,861
91,430	ESCO Technologies, Inc.	4,073,207
61,660	Hillenbrand, Inc.	1,871,381
158,050	Knoll, Inc.	3,420,202
76,579	MSA Safety, Inc.	4,464,556
300,670	Mueller Water Products, Inc., Class A	3,704,254
168,550	Quanex Building Products Corp.	2,747,365
42,320	Standex International Corp.	3,233,248
95,099	US Ecology, Inc.	4,017,933
38,030	Watts Water Technologies, Inc., Class A	2,281,800

		44,231,707

	Information Technology – 17.5%
89,097	ACI Worldwide, Inc. *	1,614,438
301,630	Entegris, Inc. *	4,795,917
21,160	Itron, Inc. *	1,140,524
48,495	Littelfuse, Inc.	6,765,053
107,820	M/A-COM Technology Solutions Holdings, Inc. *	3,963,463
153,710	Mentor Graphics Corp.	4,442,219
82,760	Methode Electronics, Inc.	2,582,112
128,155	MKS Instruments, Inc.	6,465,420
131,670	NetScout Systems, Inc. *	3,614,342

		35,383,488

	Materials – 7.3%
80,740	H.B. Fuller Co.	3,396,732
78,780	Ingevity Corp. *	3,261,492
66,710	Minerals Technologies, Inc.	4,482,912
162,453	PH Glatfelter Co.	3,609,706

		14,750,842

	Real Estate – 7.8%
64,658	EastGroup Properties, Inc.	4,390,925
174,490	Pebblebrook Hotel Trust	4,236,617
206,440	Physicians Realty Trust	4,081,319
67,490	QTS Realty Trust, Inc., Class A	3,101,840

		15,810,701

	Utilities – 3.5%
41,193	MGE Energy, Inc.	2,407,731
34,600	ONE Gas, Inc.	2,120,287
59,339	Portland General Electric Co.	2,589,553

		7,117,571

	Total Common Stocks (Cost $181,683,352)	194,352,083

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Silvercrest Small Cap Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
INVESTMENT COMPANY – 3.4%
6,850,096	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	$6,850,096

	Total Investment Company (Cost $6,850,096)	6,850,096

Total Investments – 99.5% (Cost $188,533,448)***		201,202,179

Net Other Assets and Liabilities – 0.5%		990,059

Net Assets – 100.0%		$202,192,238

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $189,000,445.

Gross unrealized appreciation	$20,899,886
Gross unrealized depreciation	(8,698,152)

Net unrealized appreciation	$12,201,734

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ending October 31, 2016, the AMG GW&K U.S. Small Cap Growth Fund1 (the “Fund”) Class N shares returned (4.4)% compared to the return of 4.1% for the Russell 2000® Index. Over the same period, the Russell 2000® Growth Index returned (0.5)%.

Effective February 1, 2016, GW&K Investment Management, LLC (“GW&K”) was appointed as the new subadvisor to the Fund. In connection with this change, the Fund changed its name to ASTON Small Cap Fund and effective October 1, 2016, to AMG GW&K U.S. Small Cap Growth Fund.

This measurement period ended much as it began—with a precipitous decline. The first few days of our management tenure caught the tail end of the dramatic decline in equity markets that defined the beginning of the 2016 calendar year. Specifically, the Russell 2000® Growth Index dropped -9.1% between February 1 and February 11. In a similar vein, the Index finished the fiscal year with a decline of -6.2% in the month of October. While the beginning and end proved to be busts of dramatic proportions, albeit mercifully brief, the interim was nothing short of a boom. From February 11 through the end of September, the Russell 2000® Growth Index raced higher by 32.6%. The aggregate of these countervailing winds for small cap growth stocks during the period February 1 through October 31 was an overall return of 13.0%—a heady gain for such a short timeframe by anyone’s definition.

As one might expect with a rally of such force, the market action had a decidedly risk-on flavor. Indeed, animal spirits were evident in virtually every style factor that we track: companies at the lower end of the market cap spectrum outperformed, as did non-earners, high beta did better than low beta, high financial leverage beat low leverage, and the most stable earnings per share (EPS) growers lagged the market. The only style factor that did not mesh with these trends was the market-beating returns of dividend payers. Investors hunted for yield as the

10-Year U.S. Treasury Note yield sank below 2% at the end of January and languished there for almost the entire measurement period. Aside from this yield-chasing dynamic, investors clearly moved out on the risk curve during the period. We think this was a function of 1) most active investors adjusting positions after being overly cautious earlier this year, 2) global central bank policy remaining very accommodative, and 3) the global economy holding together post the surprise Brexit vote.

On a sector basis, growth and commodity-oriented groups charged forward with the greatest determination. Materials (+29.2%) and energy (+25.7%) led the way, followed by information technology (+19.4%) and industrials (+19.1%). At the other end of the spectrum, utilities was the worst of the bunch but still managed a respectable return (+3.8%). However, utilities is an almost immaterial portion of the Index at 0.4%. Of the more meaningful sectors, the biggest laggards were consumer discretionary (+6.2%) and health care (+6.7%).

The Fund produced a strong absolute return from the time that GW&K became the subadvisor. However, this was not enough to keep up with the sharp move higher in the Index. At GW&K, we have a strategic preference for higher-quality companies that can not only grow, but could grow profitably. We believe our long-term track record demonstrates that assembling a portfolio of leading companies gives our investors a good opportunity to outperform over a market cycle. However, this approach puts us at a disadvantage during risk-on rallies like the one covering this measurement period. Indeed, the sharp market move higher, especially its lower-quality nature, accounted for about a third of our under-performance according to the style factors that we track. The remainder of the underperformance can be attributed to stock selection.

Most of this weakness came from our holdings in the information technology and health care sectors. We had a number of strong performers in information technology during the period, with four stocks posting very robust gains of more than 50%—Interactive Intelligence Group Inc. (ININ), FEI Company (FEIC), Cognex Corporation (CGNX) and LogMeIn Inc. (LOGM). CGNX and LOGM remain in the portfolio, while we sold ININ on news that the company was exploring strategic alternatives, and we exited our position in FEIC after that company announced plans to be acquired. The most notable offsets to these winners were Cavium Inc. (CAVM), Super Micro Computer, Inc. (SMCI), EPAM Systems Inc. (EPAM), VeriFone Systems Inc. (PAY) and COM-SCORE, Inc. (SCOR). We exited our positions in three of these companies (CAVM, SMCI and SCOR) after losing confidence in the long-term outlook for each. The specific catalysts for our sell decisions were: a large, slow-growing acquisition that dramatically changed CAVM’s growth and risk profile, more intense competition that led to a sizable earnings miss for SMCI and accounting issues at SCOR. As for the other two prominent offenders in information technology, EPAM and PAY, we believe exogenous factors played significantly roles in the declines for both stocks. EPAM suffered along with many other IT service providers from a tempered spending environment, while PAY was hurt by the payment industry’s slow certification of new point-of-sale terminals. These created disappointing setbacks for both companies, but we still believe each has the ability to generate solid returns for shareholders. The story in health care was analogous to that of information technology in that we had a number of strong stocks that were more than offset by some weak performers. We did not have any health care stocks post a return of greater than 50% like we had in information technology, but we did own a total of seven stocks that reported gains of 20% or better—Retrophin Inc. (RTRX), DBV Technologies SA (DBVT), ABIOMED, Inc. (ABMD), Endologix, Inc. (ELGX), West Pharmaceutical Services Inc. (WST), Align Technology, Inc. (ALGN) and ICU Medical, Inc. (ICUI). We maintain positions in all of these companies with the exception of ALGN which we sold because it exceeded our market cap parameters.

AMG GW&K U.S. Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

On the other side of the ledger, the biggest detractors in Health Care were Acadia Healthcare Co., Inc. (ACHC), Impax Laboratories, Inc. (IPXL), and Dynavax Technologies Corp. (DVAX). IPXL was largely hurt by a difficult pricing environment for generic drugs, while we believe the main factor in ACHC’s decline was its UK business. More specifically, ACHC suffered from the depreciation of the pound and an extended regulatory review by UK authorities which is now complete. We continue to maintain modest positions in both IPXL and ACHC, however, the same cannot be said of DVAX. We sold our position in DVAX after we were spooked by news that the FDA had cancelled an advisory panel meeting for DVAX’s lead drug candidate. Other investors were spooked as well leading to the stock taking a large hit. While our investment in DVAX was disappointing, we take some solace in knowing that we avoided significantly greater losses as the stock is now trading at less than half the level at which we sold.

Our trading activity was fairly normal during the period as our long-term approach leads to relatively low turnover. At a high level, the most notable effect of this trading activity was to reduce our industrials weight compared to the benchmark, and the inverse for consumer discretionary. The industrials sector was one of the best performing groups during the period, despite suffering through a very weak demand environment. As such, we faded our industrials exposure by selling and trimming some positions where we thought there were significant disconnects between the fundamentals and the share price. Conversely, consumer discretionary was the worst performing meaningful sector in the benchmark, which created some opportunities for us to add to our exposure. The net result was that our modest overweight in industrials became a modest underweight, and our modest underweight in consumer discretionary became a modest overweight. Indeed, “modest” is often a good way to describe our sector weightings versus the Index, as we prefer to let individual stock selection drive our returns. The fact that our benchmark consists of over 1,000 stocks means that there are ample potential investments from which to choose. Our goal, as always, is to scour this investment universe for high quality businesses run by experienced managers that can generate attractive returns for our investors over a multi-year period.

The views expressed represent the opinions of GW&K Investment Management LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON Small Cap Fund.

AMG GW&K U.S. Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG GW&K U.S. Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K U.S. Small Cap Growth Fund’s Class N on October 31, 2006, to a $10,000 investment made in the Russell 2000® Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG GW&K U.S. Small Cap Growth Fund, the Russell 2000® Index and Russell 2000® Growth Index for the same time periods ended October 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG GW&K U.S. Small Cap Growth Fund[2,3,4,5]
Class N	(4.39)%	5.74%	4.60%
Class I	(4.27)%	5.97%	4.85%
Russell 2000® Index[6]	4.11%	11.51%	5.96%
Russell 2000® Growth Index[7]	(0.49)%	11.34%	6.92%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	The Russell 2000® Index is composed of the 2000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.
[7]	The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG GW&K U.S. Small Cap Growth Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 98.7%
	Consumer Discretionary – 17.3%
33,348	Build-A-Bear Workshop, Inc. *	$450,198
13,503	Burlington Stores, Inc. *	1,011,915
23,778	Chuy’s Holdings, Inc. *	675,295
16,000	Dave & Buster’s Entertainment, Inc. *	661,600
21,296	Five Below, Inc. *	800,304
23,850	Fox Factory Holding Corp. *	517,545
26,823	Grand Canyon Education, Inc. *	1,170,556
10,423	Hibbett Sports, Inc. *	404,934
8,850	Oxford Industries, Inc.	555,072
9,502	Pool Corp.	879,695
5,982	Vitamin Shoppe, Inc. *	149,849

		7,276,963

	Consumer Staples – 2.5%
28,030	Amplify Snack Brands, Inc. *	406,155
6,920	PriceSmart, Inc	629,374

		1,035,529

	Energy – 1.2%
23,771	Matador Resources Co. *	518,446

	Financials – 8.4%
16,411	Encore Capital Group, Inc. *	325,758
8,212	Greenhill & Co., Inc.	192,571
20,133	Heritage Insurance Holdings, Inc.	237,368
7,160	MarketAxess Holdings, Inc.	1,079,442
1,877	Pinnacle Financial Partners, Inc.	96,853
16,312	PrivateBancorp, Inc.	737,955
9,241	Stifel Financial Corp. *	361,693
8,293	Texas Capital Bancshares, Inc. *	491,775

		3,523,415

Shares		Market Value
	Healthcare – 21.6%
4,314	ABIOMED, Inc. *	$452,927
11,523	Acadia Healthcare Co., Inc. *	414,367
68,935	Amicus Therapeutics, Inc. *	475,652
15,118	Bruker Corp.	309,768
23,719	Catalent, Inc. *	541,030
18,038	DBV Technologies SA, Sponsored ADR *	619,245
28,169	Endologix, Inc. *	294,648
25,074	Globus Medical, Inc., Class A *	554,888
4,823	ICU Medical, Inc. *	671,844
15,385	Impax Laboratories, Inc. *	309,239
13,165	INC Research Holdings, Inc., Class A *	601,641
52,126	Inotek Pharmaceuticals Corp. *	364,882
15,471	Medidata Solutions, Inc. *	742,453
14,200	Neurocrine Biosciences, Inc. *	621,534
23,327	Retrophin, Inc. *	439,714
11,006	Team Health Holdings, Inc. *	471,607
7,691	West Pharmaceutical Services, Inc.	584,747
28,342	Wright Medical Group NV (Netherlands) *	620,973

		9,091,159

	Industrials – 13.3%
8,985	CEB, Inc.	437,120
9,309	Exponent, Inc.	532,940
7,572	Graco, Inc.	567,143
11,379	HEICO Corp.	768,765
13,878	Knight Transportation, Inc.	405,932
3,081	Proto Labs, Inc. *	137,721
29,344	Ritchie Bros Auctioneers, Inc. (Canada)	1,015,009
13,240	Thermon Group Holdings, Inc. *	242,689
15,681	WageWorks, Inc. *	924,395
9,410	Woodward, Inc.	555,002

		5,586,716

	Information Technology – 27.3%
9,954	Blackbaud, Inc.	611,176
15,134	Bottomline Technologies de, Inc. *	343,390
7,714	Cabot Microelectronics Corp.	426,270
28,203	Callidus Software, Inc. *	514,705
11,268	Cardtronics PLC, Class A (United Kingdom) *	563,400
10,304	Cognex Corp.	531,686
8,740	CyberArk Software, Ltd. (Israel) *	408,595
11,642	EPAM Systems, Inc. *	749,396
8,934	ExlService Holdings, Inc. *	393,364
17,773	Forrester Research, Inc.	662,044
13,290	HubSpot, Inc. *	697,061
25,043	Intralinks Holdings, Inc. *	229,644
11,794	LogMeIn, Inc.	1,120,430
13,135	MACOM Technology Solutions Holdings, Inc.*	482,843
7,780	MAXIMUS, Inc.	405,027
16,030	Mimecast Ltd. (Jersey) *	324,447
16,249	Power Integrations, Inc.	1,047,248
5,960	Tyler Technologies, Inc. *	955,984
20,036	VeriFone Systems, Inc. *	310,157
21,894	Xactly Corp. *	282,433

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG GW&K U.S. Small Cap Growth Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Information Technology (continued)
6,252	Zebra Technologies Corp., Class A *	$411,632

		11,470,932

	Materials – 3.9%
12,351	Balchem Corp.	937,441
24,014	Flotek Industries, Inc. *	282,885
21,767	KapStone Paper and Packaging Corp.	394,853

		1,615,179

	Real Estate – 3.2%
26,367	STAG Industrial, Inc.	608,287
9,453	Sun Communities, Inc.	727,219

		1,335,506

	Total Common Stocks (Cost $36,459,907)	41,453,845

INVESTMENT COMPANY – 2.2%
912,379	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	912,379

	Total Investment Company (Cost $912,379)	912,379

Total Investments – 100.9% (Cost $37,372,286)***		42,366,224

Net Other Assets and Liabilities – (0.9)%		(357,143)

Net Assets – 100.0%		$42,009,081

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $37,515,018.

Gross unrealized appreciation	$6,926,958
Gross unrealized depreciation	(2,075,752)

Net unrealized appreciation	$4,851,206

ADR American	Depositary Receipt
PLC Public	Limited Company

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers DoubleLine Core Plus Bond Fund1 (the “Fund”) Class N shares returned 4.62% over the trailing 12 months ending October 31, 2016, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 4.37%.

Credit sectors, despite increased volatility over the period, performed well on an absolute basis. The best performing sectors held in the Fund were Emerging Market fixed income and investment-grade domestic corporate credit. Structured credit, including RMBS, CMBS and ABS, slightly outperformed the Index and beat their respective sector indices. Both RMBS and ABS have performed well for the period with limited volatility; however, CMBS did experience relatively higher volatility as demand for the product waned given the exit of key players in the market. However, the investment team views this as an opportunity to purchase discounted assets within the securitized products space. Bank loans held within the Fund underperformed other asset classes as the sector struggled most of the period due to a back-up in commodity prices and general volatility within the credit space. Questions surrounding future CLO formation in the face of risk retention rules also modestly caused a decline in bank loans.

The past year has been a roller coaster ride for global financial markets, as a rocky end to 2015 led to a rough start at the turn of the year. Although the December rate hike caught some investors by surprise, we believed that it was not so much the 25 basis point (bps) rate hike that caused an upheaval, but rather the rhetoric of four more hikes, as displayed in the U.S. Federal Reserve’s (the Fed’s) “dot plot” in 2016 and 2017 that had the market spooked. With gross domestic product (GDP) running below 2% year-over-year2, it was hard to see any rationale behind their intended hikes.

On February 11, the market finally capitulated as investors became fearful over new lows in commodities prices, a decline in across the major equity indices and lower U.S. Treasury (UST) yields. The market eventually regained momentum in the coming weeks as commodity prices stabilized in addition to positive news that the People’s Bank of China would defend the Yuan, assuaging concerns of a large devaluation while providing stability across global banking shares. For the next few months, demand for credit risk became insatiable as investors piled back into asset classes they were so fearful of just a few months earlier.

With all eyes focused on the Fed during the summer months, the Federal Open Market Committee voted to leave the target range for the federal funds rate unchanged during June. Citing low inflation measures and weak business investment, Fed Chair Janet Yellen’s tone was perceived as dovish in a release that included further downward versions to the Fed’s popular dot plot projection. It was the E.U. Referendum on June 23 that ultimately stole the show and set the tone for the third quarter after citizens of the U.K. voted to leave the European Union by capturing 52% of the vote. The British exit or “Brexit” immediately caused shockwaves across financial markets as risk assets sold off. In addition to the global equity selloff that occurred over the following two days, the British Pound fell to the lowest level in over 30 years3. By month end, over $12 trillion of global sovereign debt was trading with negative yields4. It was this time that Mr. Gundlach and the investment team at Double-Line turned maximum negative on U.S. Treasury yields. By July 5, we reached a new all-time low on the 10-year UST yield3.

As we moved closer to year end, global markets focused on the U.S. presidential election as the race tightened significantly late in October with polls showing Hillary Clinton’s lead over Donald Trump narrowing. It was our opinion that regardless of the outcome of the U.S. election, yields were still likely to move higher as we maintained our cautious stance toward U.S. government bonds in favor of TIPS if rates and inflation expectations continue to move higher.

As expected, rates continued to move higher with the benchmark 10-year U.S.

Treasury ending October at 1.83%, nearly 50 bps off the lows. All eyes will be focused on the U.S. election as we await the future economic plan announced by our new president elect.

The views expressed represent the opinions of DoubleLine Capital LP, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/DoubleLine Core Plus Fixed Income Fund.
[2]	US Bureau of Economic Analysis
[3]	Bloomberg
[4]	Financial Times, August 12, 2016

AMG Managers DoubleLine Core Plus Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers DoubleLine Core Plus Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers DoubleLine Core Plus Bond Fund’s Class N on July 18, 2011, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers DoubleLine Core Plus Bond Fund and Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Year	Since Inception	Inception Date
AMG Managers DoubleLine Core Plus Bond Fund[2,3,4,5,6,7,8]
Class N	4.62%	4.25%	5.04%	07/18/11
Class I	4.79%	4.49%	5.28%	07/18/11
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37%	2.90%	3.30%	07/18/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[5]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[6]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
[7]	The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[8]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[9]	The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Effective August 24, 2016, the Barclays indices were renamed Bloomberg Barclays indices. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Par Value		Market Value
CORPORATE NOTES AND BONDS – 26.7%
	Basic Materials – 0.1%
$330,000	International Paper Co. Senior Unsecured Notes 3.000%, 02/15/27	$325,556
300,000	Inversiones CMPC SA (Chile) 4.500%, 04/25/22	317,833
115,000	PQ Corp. Senior Secured Notes 6.750%, 11/15/22 (a)	124,344

		767,733

	Consumer Discretionary – 1.5%
2,000,000	Adani Ports & Special Economic Zone, Ltd. (India) Senior Unsecured Notes 3.500%, 07/29/20	2,018,192
90,000	Allison Transmission, Inc. 5.000%, 10/01/24 (a)	92,025
255,000	Amazon.com, Inc. Senior Unsecured Notes 3.800%, 12/05/24	279,990
70,000	AMC Entertainment Holding, Inc. Senior Subordinated 5.875%, 11/15/26 (a) (b)	70,700
230,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	243,225
130,000	Asbury Automotive Group, Inc. 6.000%, 12/15/24	134,550
430,000	Camposol SA (Peru) Senior Secured Notes 10.500%, 07/15/21 (a)	402,050

Par Value		Market Value
	Consumer Discretionary (continued)
$350,000	Celgene Corp. Senior Unsecured Notes 3.875%, 08/15/25	$368,428
370,000	CVS Health Corp. Senior Unsecured Notes 2.875%, 06/01/26	368,194
65,000	Dollar Tree, Inc. 5.750%, 03/01/23	69,306
565,000	Ford Motor Co. Senior Unsecured Notes 7.450%, 07/16/31	744,565
80,000	GLP Capital LP 5.375%, 04/15/26	85,000
245,000	The Goodyear Tire & Rubber Co. 5.125%, 11/15/23	254,187
600,000	Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20 (a)	579,000
175,000	Hilton Domestic Operating Co., Inc. Senior Unsecured Notes 4.250%, 09/01/24 (a)	176,312
	The Home Depot, Inc. Senior Unsecured Notes
260,000	3.350%, 09/15/25	277,253
440,000	3.000%, 04/01/26	457,316
200,000	Hutchison Whampoa International 12 II, Ltd. (Cayman Islands) 3.250%, 11/08/22	210,566
300,000	Hutchison Whampoa International 12, Ltd. (Cayman Islands) 6.000%, 05/29/49 (c)	306,975
165,000	Levi Strauss & Co. Senior Unsecured Notes 5.000%, 05/01/25	172,012
180,000	Live Nation Entertainment, Inc. 4.875%, 11/01/24 (a)	180,000
245,000	MGM Resorts International 4.625%, 09/01/26	237,037
270,000	NCL Corp., Ltd. (Bermuda) Senior Unsecured Notes 5.250%, 11/15/19 (a)	276,075
170,000	Newell Brands, Inc. Senior Unsecured Notes 3.150%, 04/01/21	177,220
255,000	Pilgrim’s Pride Corp. 5.750%, 03/15/25 (a)	262,013
175,000	Pinnacle Entertainment, Inc. Senior Unsecured Notes 5.625%, 05/01/24 (a)	176,137
30,000	Revlon Consumer Products Corp. 6.250%, 08/01/24 (a)	30,975
345,000	S&P Global, Inc. 4.400%, 02/15/26	383,429
225,000	Sally Holdings LLC 5.750%, 06/01/22	235,125
165,000	Station Casinos LLC 7.500%, 03/01/21	173,726

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Consumer Discretionary (continued)
$280,000	Tenet Healthcare Corp. Senior Unsecured Notes 6.750%, 06/15/23	$257,600
550,000	Teva Pharmaceutical Finance Co. BV (Cook Islands) 2.950%, 12/18/22	557,036
255,000	Viking Cruises, Ltd. (Bermuda) Senior Unsecured Notes 8.500%, 10/15/22 (a)	258,188
220,000	WMG Acquisition Corp. 6.750%, 04/15/22 (a)	233,200

		10,747,607

	Consumer Staples – 2.3%
400,000	Ajecorp BV (Netherlands) 6.500%, 05/14/22	222,000
65,000	Albertsons Cos LLC / Safeway, Inc. Senior Unsecured Notes 5.750%, 03/15/25 (a)	64,330
600,000	Central American Bottling Corp. (British Virgin Islands) 6.750%, 02/09/22	624,000
	The Coca-Cola Co. Senior Unsecured Notes
170,000	1.875%, 10/27/20	171,897
500,000	1.550%, 09/01/21	496,641
500,000	Corp Azucarera del Peru SA (Peru) 6.375%, 08/02/22	493,750
2,500,000	Cosan Overseas, Ltd. (Cayman Islands) 8.250%, 11/29/49	2,515,625
140,000	Dana Holding, Inc. Senior Unsecured Notes 5.500%, 12/15/24	145,600
1,902,842	ENA Norte Trust (Panama) 4.950%, 04/25/23	1,988,470
225,000	Express Scripts Holding Co. 4.500%, 02/25/26	241,648
125,000	HCA, Inc. 5.875%, 02/15/26	131,562
500,000	IOI Investment L Bhd, EMTN (Malaysia) 4.375%, 06/27/22	526,091
135,000	JBS USA Finance, Inc. 5.750%, 06/15/25 (a)	132,975
	Kraft Heinz Foods Co.
460,000	1.600%, 06/30/17	461,030
265,000	2.000%, 07/02/18	267,010
860,000	The Kroger Co. Senior Unsecured Notes 3.400%, 04/15/22	905,824
85,000	Kronos Acquisition Holding, Inc. Senior Unsecured Notes 9.000%, 08/15/23 (a)	87,550
	Laboratory Corp. Senior Unsecured Notes
670,000	2.500%, 11/01/18	680,728
725,000	4.700%, 02/01/45	770,844

Par Value		Market Value
	Consumer Staples (continued)
$500,000	Marfrig Holdings Europe BV (Netherlands) 8.000%, 06/08/23 (a)	$517,500
	Minerva Luxembourg SA (Luxembourg)
300,000	8.750%, 12/29/49 (a) (c)	307,125
400,000	8.750%, 12/29/49 (c)	409,500
725,000	PepsiCo, Inc. Senior Unsecured Notes 3.450%, 10/06/46	693,801
90,000	Post Holdings, Inc. 5.000%, 08/15/26 (a)	87,525
240,000	Prime Security Services Borrower LLC Secured Notes 9.250%, 05/15/23 (a)	255,096
90,000	RegionalCare Hospital Partners Holdings, Inc. Senior Secured Notes 8.250%, 05/01/23 (a)	91,462
175,000	Revlon Consumer Products Corp. 5.750%, 02/15/21	177,625
170,000	Rite Aid Corp. 6.125%, 04/01/23 (a)	180,305
165,000	Scientific Games International, Inc. Senior Secured Notes 7.000%, 01/01/22 (a)	176,137
250,000	Spectrum Brands, Inc. 5.750%, 07/15/25	271,875
85,000	TreeHouse Foods, Inc. 6.000%, 02/15/24 (a)	91,715
1,370,000	Tyson Foods, Inc. 3.950%, 08/15/24	1,457,025
170,000	Vizient, Inc. Senior Unsecured Notes 10.375%, 03/01/24 (a)	189,975
270,000	Zimmer Biomet Holdings, Inc. Senior Unsecured Notes 2.700%, 04/01/20	274,779

		16,109,020

	Energy – 3.3%
390,000	Apache Corp. Senior Unsecured Notes 4.750%, 04/15/43	415,153
300,000	Bharat Petroleum Corp., Ltd. (India) Senior Unsecured Notes 4.625%, 10/25/22	325,350
245,000	BP Capital Markets PLC 3.017%, 01/16/27	246,107
	BP Capital Markets PLC (United Kingdom)
305,000	3.062%, 03/17/22	318,123
140,000	3.119%, 05/04/26	141,889
131,000	Chevron Corp. Senior Unsecured Notes 1.790%, 11/16/18	132,157

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

		Market
Par Value		Value
	Energy (continued)
$500,000	CNOOC Finance 2011, Ltd. 4.250%, 01/26/21	$537,050
1,600,000	CNOOC Finance 2015 Australia Property, Ltd. (Australia) 2.625%, 05/05/20	1,627,867
1,000,000	CNPC General Capital, Ltd. 2.750%, 05/14/19	1,020,551
2,000,000	Delek & Avner Tamar Bond, Ltd. (Israel) Senior Secured Notes 4.435%, 12/30/20 (a)	2,112,500
750,000	Energy Transfer Partners LP Senior Unsecured Notes 4.750%, 01/15/26	774,694
	Energy XXI Gulf Coast, Inc.
330,000	9.250%, 12/15/17 (d)	33,000
45,000	7.500%, 12/15/21 (d)	4,612
	Secured Notes
44,000	11.000%, 03/15/20 (a) (d)	20,020
340,000	EOG Resources, Inc. Senior Unsecured Notes 4.150%, 01/15/26	370,170
115,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18 (d)	15,237
	Inkia Energy, Ltd. (Peru) Senior Unsecured Notes
200,000	8.375%, 04/04/21 (a)	209,000
600,000	8.375%, 04/04/21	627,000
1,200,000	Instituto Costarricense de Electricidad (Costa Rica) Senior Unsecured Notes 6.950%, 11/10/21	1,285,800
590,000	Kinder Morgan Energy Partners LP, MTN 6.950%, 01/15/38	676,246
315,000	Memorial Production Partners LP 6.875%, 08/01/22	127,575
180,000	Occidental Petroleum Corp. Senior Unsecured Notes 3.400%, 04/15/26	187,743
1,500,000	ONGC Videsh, Ltd. 3.250%, 07/15/19	1,540,482
	Pacific Exploration and Production Corp. (Canada) (d)
750,000	5.125%, 03/28/23	153,750
500,000	5.625%, 01/19/25 (a)	102,500
300,000	5.625%, 01/19/25	61,500
60,000	PDC Energy, Inc.
	6.125%, 09/15/24 (a)	62,550
730,000	Petroleos Mexicanos 6.750%, 09/21/47 (a)	724,452
2,500,000	Petronas Global Sukuk, Ltd. (Morocco) Senior Unsecured Notes 2.707%, 03/18/20	2,543,973
	Phillips 66
181,000	5.875%, 05/01/42	222,072
75,000	4.875%, 11/15/44	80,681

		Market
Par Value		Value
	Energy (continued)
	Reliance Holding USA, Inc.
$850,000	4.500%, 10/19/20	$913,806
650,000	5.400%, 02/14/22	726,354
100,000	Sanchez Energy Corp. 6.125%, 01/15/23	86,000
	Sandridge Energy, Inc.
9,036	Zero Coupon, 10/04/20 (e) (f)	11,114
365,000	Schlumberger Holdings Corp. Senior Unsecured Notes 2.350%, 12/21/18 (a)	370,853
1,600,000	Sinopec Group Overseas Development 2016, Ltd. 2.000%, 09/29/21 (a)	1,574,086
1,000,000	Sunoco Logistics Partners 3.900%, 07/15/26	1,015,490
180,000	Targa Resources Partners LP 5.375%, 02/01/27 (a)	180,450
1,400,000	Transportadora de Gas Internacional SA ESP (Colombia) Senior Unsecured Notes 5.700%, 03/20/22	1,454,600

		23,032,557

	Financials – 9.4%
	Agromercantil Senior Trust (Cayman Islands)
400,000	6.250%, 04/10/19 (a)	421,000
900,000	6.250%, 04/10/19	947,250
710,000	Air Lease Corp. Senior Unsecured Notes 3.750%, 02/01/22	748,104
	Ally Financial, Inc. Senior Unsecured Notes
545,000	4.125%, 03/30/20	555,219
180,000	4.250%, 04/15/21	182,025
225,000	American Express Credit Corp., GMTN Senior Unsecured Notes 2.250%, 08/15/19	228,791
1,205,000	American Express Credit Corp., MTN Senior Unsecured Notes 2.250%, 05/05/21	1,217,969
1,000,000	American Tower Corp. Senior Unsecured Notes 4.400%, 02/15/26	1,078,982
175,000	Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	201,243
665,000	Australia & New Zealand Banking Group, Ltd. EMTN (Australia) Senior Unsecured Notes 4.875%, 01/12/21 (a)	738,846
200,000	Banco de Bogota SA (Colombia) Subordinated Notes 5.375%, 02/19/23	204,400
1,500,000	Banco de Costa Rica (Costa Rica) 5.250%, 08/12/18	1,537,170

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Financials (continued)
$200,000	Banco de Credito del Peru (Panama) Senior Unsecured Notes 2.250%, 10/25/19 (a)	$201,030
	Banco de Reservas De La Republica Dominicana (Dominican Republic) Subordinated Notes
300,000	7.000%, 02/01/23 (a)	307,500
200,000	7.000%, 02/01/23	205,000
500,000	Banco do Brasil SA (Brazil) 9.000%, 06/29/49 (a) (c)	465,000
200,000	Banco GNB Sudameris SA (Colombia) Senior Unsecured Notes 3.875%, 05/02/18	199,500
	Subordinated Notes
200,000	7.500%, 07/30/22	216,500
500,000	Banco Internacional del Peru SAA Interbank (Peru) 8.500%, 04/23/70 (c)	555,000
1,900,000	Banco Latinoamericano de Comercio Exterior SA (Panama) Senior Unsecured Notes 3.250%, 05/07/20	1,938,000
1,500,000	Banco Mercantil del Norte SA Subordinated Notes 5.750%, 10/04/31 (a) (c)	1,453,125
1,000,000	Banco Nacional de Comercio Exterior SNC (Cayman Islands) Subordinated Notes 3.800%, 08/11/26 (c)	988,750
1,000,000	Banco Nacional de Costa Rica (Costa Rica) Senior Unsecured Notes 4.875%, 11/01/18	1,019,620
1,200,000	Banco Nacional de Costa Rica (Costa Rica) Senior Unsecured Notes 5.875%, 04/25/21 (a)	1,247,880
	Banco Regional SAECA (Paraguay) Senior Unsecured Notes
150,000	8.125%, 01/24/19 (a)	162,780
950,000	8.125%, 01/24/19	1,030,940
2,500,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) Subordinated Notes 5.950%, 01/30/24 (c)	2,615,625
1,300,000	Bancolombia SA (Colombia) Subordinated Notes 6.125%, 07/26/20	1,398,800
535,000	Bank of America Corp. Senior Unsecured Notes 2.000%, 01/11/18	537,838
400,000	Bank of America Corp., MTN Senior Unsecured Notes 2.503%, 10/21/22	399,888
735,000	Bank of Montreal, MTN Senior Unsecured Notes 1.900%, 08/27/21	727,530

Par Value		Market Value
	Financials (continued)
$150,000	Bantrab Senior Trust (Cayman Islands) Senior Secured Notes 9.000%, 11/14/20	$137,250
	BB&T Corp., MTN Senior Unsecured Notes
635,000	2.450%, 01/15/20	648,133
450,000	2.050%, 05/10/21	451,959
	BBVA Bancomer SA Subordinated Notes
300,000	5.350%, 11/12/29 (a) (c)	304,500
500,000	5.350%, 11/12/29 (c)	507,500
1,000,000	BBVA Bancomer SA (Cayman Islands) Subordinated Notes 6.008%, 05/17/22 (c)	996,000
676,000	Boston Properties LP Senior Unsecured Notes 4.125%, 05/15/21	732,026
500,000	Cementos Progreso Trust (Cayman Islands) 7.125%, 11/06/23	531,250
	CIMPOR Financial Operations BV (Netherlands)
200,000	5.750%, 07/17/24 (a)	174,258
200,000	5.750%, 07/17/24	174,258
	Citigroup, Inc. Senior Unsecured Notes
215,000	2.650%, 10/26/20	218,674
835,000	2.700%, 03/30/21	849,906
	CorpGroup Banking SA (Chile) Senior Unsecured Notes
250,000	6.750%, 03/15/23 (a)	238,925
500,000	6.750%, 03/15/23	477,850
400,000	Credito Real SAB de CV SOFOM ER (Mexico) Senior Unsecured Notes 7.250%, 07/20/23 (a)	414,000
1,200,000	DBS Bank, Ltd. Subordinated Notes 3.625%, 09/21/22 (c)	1,218,089
1,000,000	DBS Group Holdings, Ltd., GMTN Subordinated Notes 3.600%, 12/29/49 (c)	997,557
175,000	Double Eagle Acquisition Senior Unsecured Notes 7.500%, 10/01/24 (a)	180,687
165,000	Equinix, Inc. Senior Unsecured Notes 5.875%, 01/15/26	175,674
260,000	ESH Hospitality, Inc. 5.250%, 05/01/25 (a)	258,050
1,400,000	Export-Import Bank Of India, EMTN (India) Senior Unsecured Notes 3.125%, 07/20/21	1,434,399
345,000	General Motors Financial Co., Inc. 3.200%, 07/13/20	351,222

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Financials (continued)
$1,500,000	Global Bank Corp. (Panama) Senior Unsecured Notes 5.125%, 10/30/19	$1,548,000
790,000	The Goldman Sachs Group, Inc. Senior Unsecured Notes 2.350%, 11/15/21	786,842
1,900,000	Grupo Aval, Ltd. (Cayman Islands) 4.750%, 09/26/22	1,878,625
1,000,000	GrupoSura Finance SA (Cayman Islands) 5.700%, 05/18/21	1,088,750
1,784,585	Guanay Finance, Ltd. (Cayman Islands) Senior Secured Notes 6.000%, 12/15/20	1,831,430
1,900,000	Industrial Senior Trust (Cayman Islands) 5.500%, 11/01/22	1,901,254
1,211,392	Interoceanica IV Finance Senior Secured Notes 11/30/25 (e)	996,309
645,000	JPMorgan Chase & Co. Senior Unsecured Notes 2.400%, 06/07/21	650,944
595,000	Subordinated Notes 4.250%, 10/01/27	634,523
909,000	Liberty Mutual Group, Inc. 6.500%, 05/01/42 (a)	1,113,021
700,000	Magnesita Finance, Ltd. (British Virgin Islands) 8.625%, 04/29/49	676,900
1,000,000	Malayan Banking Bhd, EMTN (Malaysia) Subordinated Notes 3.250%, 09/20/22 (c)	1,010,150
55,000	MGM Growth Properties Operating Partnership LP 5.625%, 05/01/24 (a)	58,679
370,000	Morgan Stanley Senior Unsecured Notes 2.650%, 01/27/20	376,743
	Morgan Stanley, GMTN Senior Unsecured Notes
220,000	2.500%, 04/21/21	221,822
430,000	3.875%, 01/27/26	454,153
240,000	Morgan Stanley, MTN Senior Unsecured Notes 3.125%, 07/27/26	240,019
720,000	MUFG Americas Holdings Corp. Senior Unsecured Notes 1.625%, 02/09/18	721,588
990,000	National Rural Utilities Cooperative Finance Corp. 2.000%, 01/27/20	996,983
95,000	OPE KAG Finance Sub, Inc. Senior Unsecured Notes 7.875%, 07/31/23 (a)	90,250

Par Value		Market Value
	Financials (continued)
$2,000,000	Oversea-Chinese Banking Corp., Ltd. EMTN (Singapore) Subordinated Notes 4.000%, 10/15/24 (c)	$2,086,046
400,000	Peru Enhanced Pass-Through Finance, Ltd. (Cayman Islands) 06/02/25 (e) (g)	334,188
190,000	PetSmart, Inc. Senior Unsecured Notes 7.125%, 03/15/23 (a)	199,262
735,000	The PNC Financial Services Group, Inc. Senior Unsecured Notes 3.300%, 03/08/22	779,327
180,000	Royal Bank of Canada, GMTN Senior Unsecured Notes 2.500%, 01/19/21	184,760
690,000	Simon Property Group LP Senior Unsecured Notes 3.300%, 01/15/26	722,627
	State Street Corp. Senior Unsecured Notes
345,000	3.550%, 08/18/25	371,720
340,000	2.650%, 05/19/26	340,366
	Sumitomo Mitsui Financial Group, Inc. (Japan) Senior Unsecured Notes
620,000	2.934%, 03/09/21	635,083
445,000	2.058%, 07/14/21	438,956
725,000	Synchrony Financial Senior Unsecured Notes 3.000%, 08/15/19	741,373
1,000,000	Tanner Servicios Financieros SA (Chile) Senior Unsecured Notes 4.375%, 03/13/18	1,026,700
740,000	TIAA Asset Management Finance Co. LLC Senior Unsecured Notes 2.950%, 11/01/19 (a)	761,653
	United Overseas Bank, Ltd. EMTN (Singapore) Subordinated Notes
1,000,000	3.750%, 09/19/24 (c)	1,034,050
1,000,000	3.500%, 09/16/26 (c)	1,021,762
1,105,000	The Toronto-Dominion Bank (Canada) Senior Unsecured Notes 1.800%, 07/13/21	1,098,925
	Wells Fargo & Co. Senior Unsecured Notes
605,000	3.000%, 04/22/26	602,712
580,000	3.000%, 10/23/26	577,928
	Wells Fargo & Co., MTN Senior Unsecured Notes
245,000	3.550%, 09/29/25	254,687

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Financials (continued)
	Westpac Banking Corp. Senior Unsecured Notes
$555,000	2.600%, 11/23/20	$567,885
155,000	2.000%, 08/19/21	154,498

		66,414,965

	Healthcare – 1.0%
653,000	AbbVie, Inc. Senior Unsecured Notes 4.700%, 05/14/45	677,058
180,000	Acadia Healthcare Co., Inc. 5.625%, 02/15/23	181,125
738,000	Actavis Funding SCS (Luxembourg) 2.350%, 03/12/18	745,531
735,000	Anthem, Inc. Senior Unsecured Notes 2.300%, 07/15/18	741,278
565,000	AstraZeneca PLC Senior Unsecured Notes 2.375%, 11/16/20	575,551
695,000	Cardinal Health, Inc. Senior Unsecured Notes 1.950%, 06/15/18	701,013
	Centene Corp. Senior Unsecured Notes
220,000	5.625%, 02/15/21	232,100
180,000	4.750%, 01/15/25 (b)	180,000
435,000	Eli Lilly & Co. Senior Unsecured Notes 3.700%, 03/01/45	449,335
200,000	Endo Finance LLC 5.375%, 01/15/23 (a)	171,000
175,000	LifePoint Health, Inc. 5.375%, 05/01/24 (a)	174,352
240,000	MPH Acquisition Holdings LLC Senior Unsecured Notes 7.125%, 06/01/24 (a)	257,376
175,000	Quintiles Transnational Corp. 4.875%, 05/15/23 (a)	180,906
250,000	Select Medical Corp. 6.375%, 06/01/21	249,609
730,000	Shire Acquisitions Investments (Ireland) 2.875%, 09/23/23	719,387
115,000	Team Health, Inc. 7.250%, 12/15/23 (a)	130,237
421,000	Zimmer Biomet Holdings, Inc. Senior Unsecured Notes 1.450%, 04/01/17	421,250

		6,787,108

	Industrials – 3.2%
1,850,000	Aeropuerto Internacional de Tocumen SA (Panama) Senior Secured Notes 5.750%, 10/09/23	2,016,500

Par Value		Market Value
	Industrials (continued)
	Aeropuertos Dominicanos Siglo XXI SA (Domican Republic) Senior Secured Notes
$200,000	9.750%, 11/13/19 (a)	$210,500
200,000	9.750%, 11/13/19	210,500
280,000	Air Medical Merger Sub Corp. Senior Unsecured Notes 6.375%, 05/15/23 (a)	271,600
	Avianca Holdings SA (Panama)
400,000	8.375%, 05/10/20 (a)	396,000
800,000	8.375%, 05/10/20	792,000
170,000	Berry Plastics Corp. Secured Notes 5.500%, 05/15/22	177,650
357,000	The Boeing Co. Senior Unsecured Notes 6.875%, 03/15/39	525,740
31,000	Builders FirstSource, Inc. Senior Secured Notes 5.625%, 09/01/24 (a)	31,234
690,000	Burlington Northern Santa Fe LLC Senior Unsecured Notes 4.550%, 09/01/44	765,500
610,000	Chevron Corp. Senior Unsecured Notes 1.561%, 05/16/19	612,485
725,000	CSX Corp. Senior Unsecured Notes 3.800%, 11/01/46	709,892
299,000	Delphi Automotive PLC 4.250%, 01/15/26	324,178
390,000	Delphi Corp. 4.150%, 03/15/24	418,394
200,000	Eldorado International Finance (Austria) 8.625%, 06/16/21 (a)	162,750
220,000	Energy Transfer Equity LP Senior Secured Notes 5.500%, 06/01/27	215,600
155,000	Express Scripts Holdings Co. 3.400%, 03/01/27	152,570
90,000	Extraction Oil & Gas Holdings LLC 7.875%, 07/15/21 (a)	95,625
635,000	FedEx Corp. 4.750%, 11/15/45	694,027
165,000	Gates Global LLC 6.000%, 07/15/22 (a)	156,750
	General Motors Financial Co., Inc.
580,000	2.400%, 05/09/19	580,891
165,000	3.200%, 07/06/21	166,883
200,000	Grupo Cementos de Chihuahua SAB de CV (Mexico) Senior Secured Notes 8.125%, 02/08/20	211,000
750,000	Grupo Elektra SAB de CV (Mexico) 7.250%, 08/06/18	760,125
200,000	Grupo Posadas SAB de CV (Mexico) 7.875%, 06/30/22 (a)	207,000

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Industrials (continued)
$500,000	Latam Airlines Group SA (Chile) Senior Unsecured Notes 7.250%, 06/09/20 (a)	$515,000
1,000,000	Lima Metro Line 2 Finance (Cayman Islands) Senior Secured Notes 5.875%, 07/05/34	1,112,500
650,000	Lockheed Martin Corp. Senior Unsecured Notes 4.700%, 05/15/46	741,649
175,000	Lundin Mining Corp. (Canada) Senior Secured Notes 7.500%, 11/01/20 (a)	186,812
500,000	Mexico City Airport Trust Senior Secured Notes 4.250%, 10/31/26 (a)	510,750
40,000	Microsemi Corp. 9.125%, 04/15/23 (a)	46,300
230,000	Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (a)	236,325
700,000	Mylan NV (Netherlands) 3.150%, 06/15/21 (a)	712,592
	Novelis Corp.
120,000	6.250%, 08/15/24 (a)	125,100
55,000	5.875%, 09/30/26 (a)	55,825
	OAS Financial, Ltd. (British Virgin Islands)
400,000	8.875%, 04/29/49 (a) (d)	17,000
600,000	8.875%, 04/29/49 (d)	25,500
400,000	Odebrecht Finance, Ltd. (Cayman Island) 7.125%, 06/26/42	202,000
	Pesquera Exalmar S.A.A. (Peru) Senior Unsecured Notes
200,000	7.375%, 01/31/20 (a)	159,000
400,000	7.375%, 01/31/20	318,000
2,400,000	Petroleos Mexicanos (Mexico) 3.500%, 07/18/18	2,445,000
165,000	Plastipak Holdings, Inc. Senior Unsecured Notes 6.500%, 10/01/21 (a)	171,600
665,000	Reynolds American, Inc. 4.000%, 06/12/22	716,291
385,000	Reynolds Group Issuer, Inc. 8.250%, 02/15/21	402,518
735,000	Shell International Finance BV (Netherlands) 1.375%, 05/10/19	730,860
225,000	Terex Corp. 6.000%, 05/15/21	229,781
265,000	Teva Pharmaceutical Finance Netherlands III (Netherlands) 2.800%, 07/21/23	261,154
1,025,000	Thermo Fisher Scientific, Inc. Senior Unsecured Notes 3.300%, 02/15/22	1,073,869

Par Value		Market Value
	Industrials (continued)
$255,000	TransDigm, Inc. 6.000%, 07/15/22	$267,431
580,000	Waste Management, Inc. 4.100%, 03/01/45	615,269
255,000	Williams Partners LP/ACMP Finance Corp. Senior Unsecured Notes 4.875%, 03/15/24	261,794

		23,005,314

	Information Technology – 1.2%
130,000	Camelot Finance SA Senior Unsecured Notes 7.875%, 10/15/24 (a)	133,250
135,000	Cengage Learning, Inc. Senior Unsecured Notes 9.500%, 06/15/24 (a)	126,225
730,000	Cisco Systems, Inc. Senior Unsecured Notes 1.850%, 09/20/21	729,315
90,000	CSC Holdings LLC 5.500%, 04/15/27 (a)	91,519
85,000	Senior Unsecured Notes 5.250%, 06/01/24	79,687
185,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 06/15/24 (a)	202,856
530,000	Fidelity National Information Services, Inc. Senior Unsecured Notes 3.625%, 10/15/20	559,603
130,000	First Data Corp. 7.000%, 12/01/23 (a)	136,987
135,000	Secured Notes 5.750%, 01/15/24 (a)	137,869
	Gray Television, Inc.
100,000	5.125%, 10/15/24 (a)	97,250
135,000	5.875%, 07/15/26 (a)	134,662
540,000	Hewlett Packard Enterprise Co. Senior Unsecured Notes 3.850%, 10/15/20 (a)	572,695
175,000	Infor US, Inc. 6.500%, 05/15/22	182,000
345,000	Intel Corp. Senior Unsecured Notes 4.100%, 05/19/46	356,230
640,000	Microsoft Corp. Senior Unsecured Notes 4.450%, 11/03/45	706,196
225,000	Nexstar Escrow Corp. 5.625%, 08/01/24 (a)	223,875
245,000	NVIDIA Corp. Senior Unsecured Notes 3.200%, 09/16/26	245,727
195,000	NXP Funding LLC (Netherlands) 4.125%, 06/01/21 (a)	208,650
95,000	Senior Unsecured Notes 3.875%, 09/01/22 (a)	100,344

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Information Technology (continued)
$165,000	Open Text Corp. (Canada) 5.875%, 06/01/26 (a)	$176,137
	Oracle Corp. Senior Unsecured Notes
270,000	2.375%, 01/15/19	276,046
489,000	2.250%, 10/08/19	500,064
720,000	1.900%, 09/15/21	718,268
735,000	4.125%, 05/15/45	744,332
180,000	Sabre Global, Inc. Senior Secured Notes 5.250%, 11/15/23 (a)	185,625
255,000	Sinclair Television Group, Inc. 5.625%, 08/01/24 (a)	260,100
130,000	Solera LLC Senior Unsecured Notes 10.500%, 03/01/24 (a)	145,967
275,000	Sophia LP / Sophia Finance, Inc. Senior Unsecured Notes 9.000%, 09/30/23 (a)	290,125
55,000	Western Digital Corp. Senior Secured Notes 7.375%, 04/01/23 (a)	60,362
450,000	Xerox Corp. Senior Unsecured Notes 2.950%, 03/15/17	452,659

		8,834,625

	Materials – 0.6%
230,000	Ashland LLC 4.750%, 08/15/22	238,480
1,000,000	Celulosa Arauco y Constitucion SA (Chile) Senior Unsecured Notes 5.000%, 01/21/21	1,081,169
300,000	Colbun SA (Chile) Senior Unsecured Notes 6.000%, 01/21/20	333,985
1,360,000	Georgia-Pacific LLC Senior Unsecured Notes 3.600%, 03/01/25 (a)	1,429,783
600,000	Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20	579,000
175,000	Signode Industrial Group Lux SA 6.375%, 05/01/22 (a)	177,625
200,000	SINOPEC Group Overseas Development, Ltd. (British Virgin Islands) 2.500%, 04/28/20 (a)	203,317

		4,043,359

	Telecommunications – 2.0%
325,000	21st Century Fox America, Inc. 4.750%, 09/15/44	346,905
1,000,000	Axiata SPV2 Bhd Senior Unsecured Notes 3.466%, 11/19/20	1,041,733

Par Value		Market Value
	Telecommunications (continued)
$500,000	Bharti Airtel, Ltd. (India) Senior Unsecured Notes 4.375%, 06/10/25	$513,800
1,306,000	British Telecommunications PLC (United Kingdom) Senior Unsecured Notes 5.950%, 01/15/18	1,376,130
	CCO Holdings LLC
	Senior Unsecured Notes
130,000	5.250%, 09/30/22	135,687
60,000	5.125%, 05/01/23 (a)	62,250
250,000	Cequel Communications Holdings I LLC Senior Unsecured Notes 6.375%, 09/15/20 (a)	258,438
	Comcast Corp.
120,000	4.200%, 08/15/34	128,944
570,000	4.400%, 08/15/35	630,072
400,000	Comcel Trust Via Comunicaciones Celulares SA (Cayman Islands) 6.875%, 02/06/24	411,000
235,000	CommScope, Inc. 5.000%, 06/15/21 (a)	242,344
	Digicel Group, Ltd. (Bermuda) Senior Unsecured Notes
300,000	7.125%, 04/01/22 (a)	240,750
1,700,000	7.125%, 04/01/22	1,355,240
135,000	Embarq Corp. Senior Unsecured Notes 7.995%, 06/01/36	137,362
150,000	Intelsat Jackson Holdings SA (Luxembourg) 5.500%, 08/01/23	100,125
90,000	Senior Secured Notes 8.000%, 02/15/24 (a)	91,620
250,000	Level 3 Communications, Inc. Senior Unsecured Notes 5.750%, 12/01/22	258,125
755,000	Omnicom Group, Inc. 3.600%, 04/15/26	786,197
1,000,000	Ooredoo Tamweel, Ltd. Senior Unsecured Notes 3.039%, 12/03/18	1,022,894
704,000	Orange SA (France) Senior Unsecured Notes 2.750%, 02/06/19	721,009
255,000	Sirius XM Radio, Inc. 5.375%, 07/15/26 (a)	259,702
200,000	Sixsigma Networks Mexico SA de CV (Mexico) 8.250%, 11/07/21 (a)	197,000
260,000	TEGNA, Inc. 4.875%, 09/15/21 (a)	271,700
1,000,000	Telefonica Celular del Paraguay SA (Paraguay) Senior Unsecured Notes 6.750%, 12/13/22	1,047,500

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Telecommunications (continued)
$200,000	TV Azteca SAB de CV (Mexico) 7.500%, 05/25/18	$173,500
500,000	TV Azteca SAB de CV, EMTN (Mexico) 7.625%, 09/18/20	391,250
1,275,000	Verizon Communications, Inc. Senior Unsecured Notes 4.400%, 11/01/34	1,297,761
500,000	VTR Finance BV (Netherlands) Senior Secured Notes 6.875%, 01/15/24	523,750

		14,022,788

	Utilities – 2.1%
	Abengoa Transmision Sur SA (Peru) Senior Secured Notes
300,000	6.875%, 04/30/43 (a)	324,000
700,000	6.875%, 04/30/43	756,000
1,000,000	AES Andres/Dominican Power Partners/Empresa Generadora De Electricidad IT (Netherlands) 7.950%, 05/11/26 (a)	1,063,750
300,000	AES El Salvador Trust II 6.750%, 03/28/23	282,750
703,000	Berkshire Hathaway Energy Co. Senior Unsecured Notes 6.500%, 09/15/37	960,704
65,000	Calpine Corp. Senior Unsecured Notes 5.750%, 01/15/25	63,456
110,000	Duke Energy Corp. Senior Unsecured Notes 3.750%, 09/01/46	105,420
465,000	Duke Energy Progress LLC 4.150%, 12/01/44	498,426
1,700,000	Empresa de Energia de Bogota SA ESP (Colombia) Senior Unsecured Notes 6.125%, 11/10/21	1,753,125
600,000	Empresas Publicas de Medellin ESP (Colombia) Senior Unsecured Notes 7.625%, 07/29/19	682,500
1,420,000	Exelon Corp. Senior Unsecured Notes 3.400%, 04/15/26	1,469,785
524,542	Fermaca Enterprises S de RL de CV (Mexico) Senior Secured Notes 6.375%, 03/30/38 (a)	548,146
260,000	Fortis, Inc. Senior Unsecured Notes 2.100%, 10/04/21 (a)	258,426
2,000,000	Israel Electric Corp., Ltd. (Israel) Senior Secured Notes 5.625%, 06/21/18	2,102,500
1,000,000	ITC Holdings Corp. Senior Unsecured Notes 3.250%, 06/30/26	1,010,669

Par Value		Market Value
	Utilities (continued)
$1,800,000	National Gas Co. of Trinidad & Tobago, Ltd. (Trinidad) Senior Unsecured Notes 6.050%, 01/15/36	$1,912,500
90,000	NGL Energy Partners LP / NGL Energy Finance Corp. 7.500%, 11/01/23 (a)	90,675
180,000	NRG Energy, Inc. 7.250%, 05/15/26 (a)	177,750
1,070,000	The Southern Co. Senior Unsecured Notes 2.450%, 09/01/18	1,088,408

		15,148,990

	Total Corporate Notes and Bonds (Cost $188,424,395)	188,914,066

COLLATERALIZED MORTGAGE AND ASSET-BACKED SECURITIES – 16.4%
2,275,901	Alternative Loan Trust Series 2007-J2, Class 2A1 6.000%, 07/25/37	2,201,938
350,000	Banc of America Commercial Mortgage Trust Series 2007-4, Class AM 5.813%, 02/10/51 (c)	359,755
414,471	Banc of America Funding Trust Series 2006-B, Class 7A1 3.168%, 03/20/36 (c)	372,209
592,094	Banc of America Funding Trust Series 2010-R9, Class 3A3 5.500%, 12/26/35 (a)	490,253
630,000	BBCMS Trust Series 2015-STP, Class D 4.284%, 09/10/28 (a) (c)	630,673
201,892	Bear Stearns Asset Backed Securities I Trust Series 2004-AC2, Class 2A 5.000%, 05/25/34	201,054
450,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class AJ 5.566%, 01/12/45 (c)	434,158
403,500	CDGJ Commercial Mortage Trust Series 2014-BXCH, Class B 2.385%, 12/15/27 (a) (c)	399,883
858,000	CFCRE Commercial Mortage Trust Series 2016-C4, Class C 4.878%, 05/10/58 (c)	883,600
85,999	Citicorp Mortgage Securities Trust Series 2007-2, Class 3A1 5.500%, 02/25/37	85,772
450,000	Citigroup Commercial Mortgage Trust Series 2007-C6, Class AM 5.711%, 12/10/49 (c)	456,617

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$936,608	Citigroup Commercial Mortgage Trust Series 2012-GC8, Class XA 2.140%, 09/10/45 (a) (c) (h)	$62,783
350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class C 2.738%, 01/12/30 (a)	349,962
350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class D 2.911%, 01/12/30 (a) (c)	348,624
4,897,202	Citigroup Commercial Mortgage Trust Series 2014-GC25, Class XA 1.080%, 10/10/47 (c) (h)	317,413
440,700	Citigroup Commercial Mortgage Trust Series 2015-GC27, Class D 4.429%, 02/10/48 (a) (c)	353,168
780,000	Citigroup Commercial Mortgage Trust Series 2015-GC31, Class C 4.064%, 06/10/48 (c)	778,004
235,000	Citigroup Commercial Mortgage Trust Series 2015-GC35, Class C 4.652%, 11/10/48	237,840
7,500,279	Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA 0.905%, 11/10/48 (c) (h)	408,762
7,770,174	Citigroup Commercial Mortgage Trust Series 2016-GC36, Class XA 1.351%, 02/10/49 (c) (h)	705,316
5,503,512	Citigroup Commercial Mortgage Trust Series 2016-P3, Class XA 1.716%, 04/15/49 (c) (h)	632,871
6,746,210	Citigroup Commercial Mortgage Trust Series 2016-P4, Class XA 2.018%, 07/10/49 (c) (h)	935,829
952,000	Citigroup Commercial Mortgage Trust Series 2016-SMPL, Class D 3.520%, 09/10/31 (a)	950,482
1,776,479	Citigroup Mortgage Loan Trust Series 2006-AR2, Class 1A2 2.990%, 03/25/36 (c)	1,739,199
1,750,000	Citigroup Mortgage Loan Trust Series 2010-7, Class 11A1 5.509%, 07/25/36 (a) (c)	1,756,846
340,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class AMFX 5.366%, 12/11/49 (c)	342,362
300,000	COBALT Commercial Mortgage Trust Series 2007-C2, Class AJFX 5.568%, 04/15/47 (c)	299,238
453,000	COMM Mortgage Trust Series 2016-DC2, Class C 4.643%, 02/10/49 (c)	446,529
6,790,133	COMM Mortgage Trust Series 2016-DC2, Class XA 1.080%, 02/10/49 (c) (h)	488,194
55,613	Commercial Mortgage Pass Through Certificates Series 2010-C1, Class XPA 1.561%, 07/10/46 (a) (c) (h)	900

Par Value		Market Value
$1,844,993	Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.079%, 10/15/45 (c) (h)	$147,218
20,334,401	Commercial Mortgage Pass Through Certificates Series 2013-CR10, Class XA 0.933%, 08/10/46 (c) (h)	780,022
300,000	Commercial Mortgage Pass Through Certificates Series 2014-CR20, Class C 4.506%, 11/10/47 (c)	307,175
350,000	Commercial Mortgage Pass Through Certificates Series 2015-CR23, Class D 4.256%, 05/10/48 (c)	266,947
470,000	Commercial Mortgage Pass Through Certificates Series 2015-CR25, Class C 4.547%, 08/10/48 (c)	481,598
600,000	Commercial Mortgage Pass Through Certificates Series 2015-CR26, Class B 4.495%, 10/10/48 (c)	633,317
8,347,568	Commercial Mortgage Pass Through Certificates Series 2015-CR26, Class XA 1.059%, 10/10/48 (c) (h)	558,373
585,000	Commercial Mortgage Pass Through Certificates Series 2015-LC23, Class C 4.646%, 10/10/53 (c)	600,058
9,118,793	Commercial Mortgage Pass Through Certificates Series 2016-C3, Class XA 1.093%, 01/10/48 (c) (h)	693,576
807,000	Commercial Mortgage Pass Through Certificates Series 2016-CR28, Class C 4.648%, 02/10/49 (c)	812,915
650,000	Commercial Mortgage Trust Series 2007-GG11, Class AJ 6.031%, 12/10/49 (c)	650,430
500,000	Core Industrial Trust Series 2015-CALW, Class D 3.850%, 02/10/34 (a) (c)	516,468
1,111,987	Countrywide Alternative Loan Trust Series 2005-86CB, Class A5 5.500%, 02/25/36	968,469
466,420	Countrywide Alternative Loan Trust Series 2006-J1, Class 2A1 7.000%, 02/25/36	179,140
70,690	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A17 6.000%, 08/25/37	64,262
284,997	Countrywide Alternative Loan Trust Series 2007-23CB, Class A3 1.034%, 09/25/37 (c)	152,190

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$272,124	Countrywide Alternative Loan Trust Series 2007-23CB, Class A4 5.966%, 09/25/37 (c) (h)	$75,170
528,698	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-HYB8, Class 4A1 2.814%, 12/20/35 (c)	439,926
1,344,995	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-14, Class A15 6.500%, 09/25/37	1,231,023
494,356	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-2, Class A13 6.000%, 03/25/37	442,999
104,264	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-7, Class A4 5.750%, 06/25/37	94,593
625,000	Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A1AM 5.936%, 09/15/39 (c)	640,133
6,701	Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2, Class F 6.750%, 11/15/30 (a) (c)	6,730
1,573,358	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class 5A9 5.500%, 10/25/35	1,373,687
783,398	Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/25/37	679,016
250,000	Credit Suisse Mortgage Capital Certificates Series 2009-RR2, Class IQB 5.695%, 04/16/49 (a) (c)	251,616
6,991,032	CSAIL Commercial Mortgage Trust Series 2016-C6, Class XA 1.817%, 01/15/49 (c) (h)	824,714
3,563,865	CSMC Trust Series 2013-IVR4, Class A11 3.490%, 07/25/43 (a) (c)	3,634,693
3,563,865	CSMC Trust Series 2013-IVR4, Class A2 3.000%, 07/25/43 (a) (c)	3,598,110
534,000	DBJPM Series 2016-C1, Class C 3.352%, 05/10/49 (c)	503,995
7,705,949	DBJPM Series 2016-C1, Class XA 1.506%, 05/10/49 (c) (h)	815,453
569,000	FHLMC Multifamily Structured Pass Through Certificates Series K050, Class A2 3.334%, 08/25/25 (c)	617,902

Par Value		Market Value
$766,000	FHLMC Multifamily Structured Pass Through Certificates Series K053, Class A2 2.995%, 12/25/25	$811,251
831,000	FHLMC Multifamily Structured Pass Through Certificates Series K054, Class A2 2.745%, 01/25/26	862,632
12,351,046	FHLMC Multifamily Structured Pass Through Certificates Series K722, Class X1 1.312%, 03/25/23 (c) (h)	848,083
3,215,573	First Horizon Alternative Series 2006-AA7, Class A1 2.696%, 01/25/37 (c)	2,730,142
2,746,619	First Horizon Alternative Mortgage Securities Trust Series 2005-FA4, Class 1A6 5.500%, 06/25/35	2,491,781
1,543,916	First Horizon Mortgage Pass-Through Trust Series 2006-2, Class 1A3 6.000%, 08/25/36	1,436,680
5,606,264	Firstkey Mortgage Trust Series 2014-1, Class A8 3.500%, 11/25/44 (a) (c)	5,720,542
831,000	FREMF 2016-K54 Mortgage Trust Series 2016-K54, Class B 4.051%, 02/25/26 (a) (c)	838,775
762,000	GS Mortgage Securities Corp. Trust Series 2016-ICE2, Class A 2.465%, 02/15/33 (a) (c)	766,494
525,131	GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 08/10/45 (c)	531,474
391,000	GS Mortgage Securities Trust Series 2014-GC26, Class C 4.511%, 11/10/47 (c)	399,275
6,461,106	GS Mortgage Securities Trust Series 2015-GC34, Class XA 1.372%, 10/10/48 (c) (h)	570,207
10,742,148	GS Mortgage Securities Trust Series 2015-GS1, Class XA 0.838%, 11/10/48 (c) (h)	628,595
7,339,898	GS Mortgage Securities Trust Series 2016-GS2, Class XA 1.672%, 05/10/49 (c) (h)	832,010
434,938	GSR Mortgage Loan Trust Series 2006-AR1, Class 3A1 3.158%, 01/25/36 (c)	395,253
29,510	HSI Asset Loan Obligation Trust Series 2007-2, Class 1A1 5.500%, 09/25/37	28,385
2,406,974	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-A2, Class 2A1 2.861%, 04/25/36 (c)	2,227,959

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 05/15/47	$351,053
350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.715%, 02/12/49 (c)	355,276
537,200	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class AJ 6.079%, 02/12/51 (c)	540,447
250,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AM 6.040%, 02/15/51 (c)	257,447
657,016	JP Morgan Chase Commercial Mortgage Securities Trust Series 2008-C2, Class A4 6.068%, 02/12/51	672,664
796,375	JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class XA 1.363%, 07/15/46 (a) (c) (h)	23,081
2,166,322	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class XA 2.008%, 10/15/45 (c) (h)	152,796
669,790	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class XA 1.662%, 06/15/45 (c) (h)	40,693
5,756,030	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C18, Class XA 1.087%, 02/15/47 (c) (h)	283,226
300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class C 4.661%, 08/15/47 (c)	306,024
3,689,282	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class XA 1.097%, 08/15/47 (c) (h)	229,933
330,824	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C23, Class C 4.459%, 09/15/47 (c)	340,572
450,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C25, Class C 4.448%, 11/15/47 (c)	455,083
6,485,123	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C25, Class XA 1.000%, 11/15/47 (c) (h)	357,734

Par Value		Market Value
$5,266,840	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C26, Class XA 1.174%, 01/15/48 (c) (h)	$306,209
300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class A 3.429%, 06/10/27 (a)	309,430
4,403,078	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C27, Class XA 1.376%, 02/15/48 (c) (h)	318,556
7,934,807	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C28, Class XA 1.197%, 10/15/48 (c) (h)	497,434
650,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48 (c)	607,428
670,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C33, Class C 4.619%, 12/15/48 (c)	685,839
8,364,101	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class XA 1.153%, 01/15/49 (c) (h)	520,265
320,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class B 3.460%, 08/15/49 (c)	325,188
246,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class C 3.948%, 08/15/49 (c)	238,461
7,144,677	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class XA 1.868%, 08/15/49 (c) (h)	981,443
755,000	JPMBB Commercial Mortgage Securities Trust Series 2016-C1, Class C 4.747%, 03/15/49 (c)	782,911
7,723,565	JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA 1.714%, 06/15/49 (c) (h)	822,131
485,000	LB Commercial Mortgage Trust Series 2007-C3, Class AMB 5.189%, 07/15/44	493,243
250,000	LB Commercial Mortgage Trust Series 2007-C3, Class AMFL 5.916%, 07/15/44 (a) (c)	255,138
586,445	LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 02/15/40	587,337

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$747,000	LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.245%, 09/15/45 (c)	$756,742
588,000	LSTAR Commercial Mortgage Trust Series 2016-4, Class C 4.549%, 03/10/49 (a) (c)	566,442
23,742	Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 08/12/43 (c)	23,772
250,000	ML-CFC Commercial Mortgage Trust Series 2007-5, Class AM 5.419%, 08/12/48	251,524
884,475	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.722%, 08/15/45 (a) (c) (h)	49,990
5,881,478	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class XA 1.259%, 02/15/47 (c) (h)	291,946
300,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class C 4.486%, 10/15/47 (c)	310,751
413,500	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class C 4.000%, 12/15/47	392,559
785,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class C 4.529%, 10/15/48 (c)	811,423
800,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D 3.060%, 10/15/48 (a)	573,500
80,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class C 4.537%, 12/15/47 (c)	79,587
8,485,905	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28, Class XA 1.293%, 01/15/49 (c) (h)	722,503
844,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class C 4.753%, 05/15/49 (c)	851,296
104,321	Morgan Stanley Capital I Trust Series 2006-HQ8, Class AJ 5.422%, 03/12/44 (c)	104,825
300,000	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AJ 5.508%, 02/12/44 (c)	298,766
250,000	Morgan Stanley Capital I Trust Series 2007-IQ13, Class AM 5.406%, 03/15/44	251,562

Par Value		Market Value
$375,100	Morgan Stanley Capital I Trust Series 2007-IQ16, Class AMA 6.049%, 12/12/49 (c)	$387,452
626,177	Morgan Stanley Capital I Trust Series 2011-C1, Class XA 0.463%, 09/15/47 (a) (c) (h)	9,518
250,000	Morgan Stanley Capital I Trust Series 2014-CPT, Class E 3.446%, 07/13/29 (a) (c)	251,425
350,000	Morgan Stanley Capital I Trust Series 2014-MP, Class D 3.693%, 08/11/29 (a) (c)	352,100
588,000	Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSC 3.535%, 08/15/26 (a) (c)	587,898
2,884,607	Morgan Stanley Capital I Trust Series 2016-UB11, Class XA 1.686%, 08/15/49 (c) (h)	317,020
751,821	Morgan Stanley Mortgage Loan Trust Series 2005-3AR, Class 2A2 2.926%, 07/25/35 (c)	669,062
6,219,504	Morgan Stanley Mortgage Loan Trust Series 2005-9AR, Class 2A 3.104%, 12/25/35 (c)	5,318,982
1,734,418	Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3 3.089%, 10/25/37 (c)	1,514,054
258,838	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AP3, Class A3 5.318%, 08/25/35 (c)	168,301
2,399,667	PR Mortgage Loan Trust (c) Series 2014-1, Class APT 5.912%, 10/25/49	2,388,970
1,360,214	RALI Trust Series 2005-QA10, Class A31 4.013%, 09/25/35 (c)	1,155,797
4,115,866	RALI Trust Series 2006-QS7, Class A2 6.000%, 06/25/36	3,484,998
214,421	Residential Asset Securitization Trust Series 2006-A6, Class 1A1 6.500%, 07/25/36	113,114
472,726	Residential Asset Securitization Trust Series 2007-A1, Class A8 6.000%, 03/25/37	320,857
1,688,942	Sequoia Mortgage Trust Series 2013-1, Class 2A1 1.855%, 02/25/43 (c)	1,642,639
7,355,327	SG Commercial Mortgage Securities Trust Series 2016-C5, Class XA 2.035%, 10/10/48 (c) (h)	966,594
250,942	Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 3.035%, 02/25/36 (c)	219,980

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$1,851,512	UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 2.051%, 08/10/49 (a) (c) (h)	$148,540
977,000	Wachovia Bank Commercial Series 2006-C26, Class AM 6.079%, 06/15/45 (c)	979,183
500,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class AMFX 5.703%, 06/15/49 (a)	507,143
47,077	Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class AJ 5.658%, 03/15/45 (c)	47,012
540,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class AJ 5.632%, 10/15/48 (c)	538,365
1,063,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AJ 5.413%, 12/15/43 (c)	1,063,225
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, 12/15/43	251,578
350,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AMFL 0.735%, 12/15/43 (a) (c)	344,738
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ 5.959%, 02/15/51 (c)	300,528
580,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AM 5.959%, 02/15/51 (c)	590,613
1,984,031	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-8, Class 2CB1 5.500%, 10/25/35	1,950,934
6,340,000	Wells Fargo Commercial Mo Series 2016-NXS6, Class XA 1.808%, 11/15/49 (c) (h)	695,354
471,800	Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class D 3.586%, 02/15/48 (a)	344,988
725,000	Wells Fargo Commercial Mortgage Trust Series 2014-LC16, Class D 3.938%, 08/15/50 (a)	588,637
512,000	Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class B 3.959%, 12/15/47	542,078

Par Value		Market Value
$400,000	Wells Fargo Commercial Mortgage Trust Series 2015-C28, Class C 4.136%, 05/15/48 (c)	$371,367
585,000	Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class C 4.612%, 11/15/48 (c)	601,048
8,441,854	Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class XA 1.115%, 11/15/48 (c) (h)	617,797
480,000	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class C 4.540%, 09/15/58 (c)	490,986
4,447,533	Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class XA 1.196%, 05/15/48 (c) (h)	303,013
610,000	Wells Fargo Commercial Mortgage Trust Series 2015-NXS3, Class C 4.489%, 09/15/57 (c)	580,117
558,000	Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class C 4.721%, 01/15/59 (c)	538,035
517,000	Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class C 3.896%, 03/15/59	495,718
5,338,328	Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class XA 1.814%, 03/15/59 (c) (h)	623,403
303,755	Wells Fargo Mortgage Backed Securities Trust Series 2007-13, Class A6 6.000%, 09/25/37	306,577
298,692	Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 1A16 6.000%, 07/25/37	299,905
815,176	WF-RBS Commercial Mortgage Trust Series 2012-C8, Class XA 1.993%, 08/15/45 (a) (c) (h)	61,826
1,364,039	WF-RBS Commercial Mortgage Trust Series 2012-C9, Class XA 2.118%, 11/15/45 (a) (c) (h)	111,418
6,253,130	WFRBS Commercial Mortgage Trust Series 2014-C21, Class XA 1.162%, 08/15/47 (c) (h)	386,610

	Total Collateralized Mortgage and Asset-Backed Securities (Cost $117,100,578)	115,815,417

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 43.1%
	Fannie Mae – 12.8%
$ 13,301,334	3.000%, 09/01/46 Pool # MA2737	$13,711,130
330,538	4.000%, 06/01/42 Pool # AB5459	350,436
3,732,359	3.000%, 10/01/34 Pool # AS3456	3,886,924
3,847,601	3.000%, 01/01/35 Pool # AS4281	4,007,093
3,477,517	3.000%, 03/01/45 Pool # AS4645	3,584,654
9,798,105	3.500%, 03/01/46 Pool # BC0281	10,402,957
545,679	3.500%, 12/01/31 Pool # MA0919	579,069
478,889	3.500%, 01/01/32 Pool # MA0949	508,199
166,174	4.500%, 03/01/42 Pool # MA1050	176,884
1,369,243	3.000%, 06/01/33 Pool # MA1459	1,426,682
4,377,954	3.000%, 04/01/45 Pool # MA2248	4,460,360
208,615	4.000%, 09/01/31 Pool # MA3894	225,282
186,881	6.086%, 10/25/36 (c) (h) Series 2007-57, Class SX, REMIC	38,413
360,118	5.266%, 09/25/36 (c) (h) Series 2009-86, Class CI, REMIC	52,433
333,148	4.000%, 01/25/41 Series 2010-156, Class ZC, REMIC	383,202
254,283	4.500%, 12/25/41 Series 2011-121, Class JP, REMIC	273,522
501,576	4.000%, 03/25/41 Series 2011-18, Class UZ, REMIC	539,137
1,153,394	3.500%, 10/25/42 Series 2012-105, Class Z, REMIC	1,185,859
2,209,172	2.750%, 11/25/42 Series 2012-127, Class PA, REMIC	2,244,170
4,237,790	3.500%, 03/25/42 Series 2012-20, Class ZT, REMIC	4,492,296
1,801,273	4.000%, 04/25/42 Series 2012-31, Class Z, REMIC	1,982,040
7,492,793	2.000%, 08/25/42 Series 2013-5, Class EZ, REMIC	7,075,761
5,332,424	3.000%, 02/25/43 Series 2013-8, Class Z, REMIC	5,260,703
5,308,785	3.000%, 11/25/44 Series 2014-73, Class CZ, REMIC	5,173,733
7,028,279	3.000%, 01/25/45 Series 2015-9, Class HA, REMIC	7,339,007
4,975,100	3.000%, 08/25/42 Series 2015-95, Class AP, REMIC	5,113,586

Par Value		Market Value
	Fannie Mae (continued)
$5,522,873	3.000%, 05/25/46 Series 2016-24, Class NZ, REMIC	$5,481,334
757,000	2.702%, 02/25/26 Series 2016-M3, Class A2	781,254

		90,736,120

	Freddie Mac – 5.7%
3,241,433	3.000%, 03/15/44 Series 4316, Class BZ, REMIC	3,235,187
1,273,106	3.000%, 01/01/33 Gold Pool # C91594	1,327,934
30,759	5.000%, 07/01/35 Gold Pool # G01840	34,393
8,685	5.500%, 12/01/38 Gold Pool # G06172	9,850
5,720,035	3.500%, 02/01/45 Gold Pool # Q31596	6,007,075
163,302	4.000%, 10/01/41 Gold Pool # T60392	170,712
875,575	3.500%, 10/01/42 Gold Pool # T65110	905,918
3,615,722	3.000%, 07/01/45 Pool # G08653	3,726,726
4,535,495	3.000%, 08/01/45 Pool # G08658	4,674,736
417,261	5.000%, 12/15/34 Series 2909, Class Z, REMIC	465,726
114,983	5.565%, 04/15/37 (c) (h) Series 3301, Class MS, REMIC	17,965
48,721	5.465%, 11/15/37 (c) (h) Series 3382, Class SB, REMIC	6,409
81,333	5.855%, 11/15/37 (c) (h) Series 3384, Class S, REMIC	12,500
177,594	4.985%, 01/15/39 (c) (h) Series 3500, Class SA, REMIC	20,551
200,842	5.500%, 08/15/36 Series 3626, Class AZ, REMIC	222,216
1,322,147	4.000%, 12/15/38 Series 3738, Class BP, REMIC	1,370,706
125,812	4.000%, 01/15/41 Series 3795, Class VZ, REMIC	137,797
54,433	4.000%, 06/15/41 Series 3872, Class BA, REMIC	57,132
246,649	4.000%, 07/15/41 Series 3888, Class ZG, REMIC	265,348
443,016	4.500%, 07/15/41 Series 3894, Class ZA, REMIC	463,893
591,903	3.500%, 11/15/41 Series 3957, Class DZ, REMIC	615,654
547,623	4.000%, 11/15/41 Series 3957, Class HZ, REMIC	596,498
1,250,365	8.791%, 01/15/41 (c) Series 3792, Class SE, REMIC	1,346,777
2,161,527	4.000%, 03/15/42 Series 4016, Class KZ, REMIC	2,443,386
5,351,402	4.965%, 07/15/42 (c) (g) (h) Series 4075, Class S, REMIC	759,175

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Freddie Mac (continued)
$3,505,664	2.250%, 03/15/38 Series 4215, Class KC, REMIC	$3,554,255
2,955,066	3.000%, 06/15/40 Series 4323, Class GA, REMIC	3,053,534
4,216,405	3.000%, 01/15/41 Series 4511, Class QA, REMIC	4,329,549

		39,831,602

	Ginnie Mae – 0.4%
30,062	29.083%, 03/20/34 (c) Series 2004-35, Class SA	48,936
378,634	7.104%, 08/20/38 (c) (h) Series 2008-69, Class SB	78,182
435,536	4.500%, 05/16/39 Series 2009-32, Class ZE	480,249
489,184	4.500%, 05/20/39 Series 2009-35, Class DZ	533,989
518,485	4.500%, 09/20/39 Series 2009-75, Class GZ	559,514
143,010	5.826%, 03/20/39 (c) (h) Series 2010-98, Class IA	14,814
880,140	4.924%, 06/20/41 (c) (h) Series 2011-89, Class SA	117,801
3,588,795	5.724%, 10/20/44 (c) (h) Series 2014-156, Class PS	584,696
3,503,260	5.624%, 07/20/43 (c) (h) Series 2014-5, Class PS	537,403

		2,955,584

	U.S. Treasury Bonds – 0.4%
2,680,000	2.750%, 11/15/42	2,785,002

	U.S. Treasury Inflation Index Bonds – 7.1%
30,043,520	0.125%, 07/15/26	30,143,565
4,969,365	0.125%, 04/15/21	5,071,714
13,783,740	1.000%, 02/15/46	14,894,296

		50,109,575

	U.S. Treasury Notes – 16.7%
7,650,000	0.500%, 11/30/16	7,651,966
12,940,000	0.500%, 01/31/17	12,947,182
16,370,000	1.000%, 02/15/18	16,423,710
2,400,000	1.000%, 05/15/18	2,407,265
800,000	1.000%, 11/30/19	799,453
20,970,000	2.000%, 11/30/20	21,618,770
10,240,000	2.125%, 01/31/21	10,608,599
21,790,000	2.250%, 03/31/21	22,696,922
1,060,000	1.875%, 11/30/21	1,086,355
9,670,000	1.750%, 03/31/22	9,835,067
9,460,000	1.500%, 03/31/23	9,426,370
670,000	2.375%, 08/15/24	703,722
2,300,000	2.125%, 05/15/25	2,366,261

		118,571,642

	Total U.S. Government and Agency Obligations (Cost $303,733,594)	304,989,525

Par Value		Market Value
OTHER MORTGAGE AND ASSET-BACKED SECURITIES – 7.9%
$ 250,000	Adams Mill CLO, Ltd. (Cayman Islands) Series 2014-1A, Class D1 4.380%, 07/15/26 (a) (c)	$228,746
250,000	Adams Mill CLO, Ltd. (Cayman Islands) Series 2014-1A, Class E1 5.880%, 07/15/26 (a) (c)	201,799
500,000	ALM XI, Ltd. (Cayman Islands) Series 2014-11A, Class C 4.380%, 10/17/26 (a) (c)	495,116
1,000,000	ALM XIV, Ltd. (Cayman Islands) Series 2014-14A, Class C 4.340%, 07/28/26 (a) (c)	971,213
500,000	ALM XIX, Ltd. (Cayman Islands) Series 2016-19A, Class B 3.634%, 07/15/28 (a) (c)	503,882
500,000	ALM XIX, Ltd. (Cayman Islands) Series 2016-19A, Class C 4.984%, 07/15/28 (a) (c)	502,078
500,000	Apidos CLO XVI (Cayman Islands) Series 2013-16A, Class B 3.678%, 01/19/25 (a) (c)	500,717
250,000	Apidos CLO XVIII (Cayman Islands) Series 2014-18A, Class C 4.532%, 07/22/26 (a) (c)	249,063
250,000	Apidos CLO XVIII (Cayman Islands) Series 2014-18A, Class D 6.082%, 07/22/26 (a) (c)	224,503
500,000	Apidos CLO XX (Cayman Islands) Series 2015-20A, Class B 4.080%, 01/16/27 (a) (c)	505,767
500,000	Apidos CLO XX (Cayman Islands) Series 2015-20A, Class C 4.580%, 01/16/27 (a) (c)	493,511
500,000	Apidos CLO XXI (Cayman Islands) Series 2015-21A, Class C 4.432%, 07/18/27 (a) (c)	478,126
500,000	ARES XXVI CLO, Ltd. (Cayman Islands) Series 2013-1A, Class D 4.630%, 04/15/25 (a) (c)	484,690
500,000	Atrium V (Cayman Islands) Series 5A, Class A4 1.201%, 07/20/20 (a) (c)	499,343
141,907	AVANT Loans Funding Trust Series 2016-B, Class A 3.920%, 08/15/19 (a)	142,717
500,000	Babson CLO, Ltd. (Cayman Islands) Series 2012-2A, Class CR 4.417%, 05/15/23 (a) (c)	500,045
250,000	Babson CLO, Ltd. (Cayman Islands) Series 2014-3A, Class E2 7.380%, 01/15/26 (a) (c)	232,465
500,000	Babson CLO, Ltd. (Cayman Islands) Series 2015-2A, Class D 4.681%, 07/20/27 (a) (c)	492,797

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$250,000	Babson CLO, Ltd. (Cayman Islands) Series 2015-IA, Class D1 4.331%, 04/20/27 (a) (c)	$241,227
449,286	Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/28/37 (i)	451,818
250,000	Birchwood Park CLO, Ltd. (Cayman Islands) Series 2014-1A, Class C2 4.030%, 07/15/26 (a) (c)	250,185
250,000	Birchwood Park CLO, Ltd. (Cayman Islands) Series 2014-1A, Class D2 5.080%, 07/15/26 (a) (c)	249,854
250,000	BlueMountain CLO, Ltd. (Cayman Islands) Series 2012-1A, Class E 6.381%, 07/20/23 (a) (c)	249,954
750,000	BlueMountain CLO, Ltd. (Cayman Islands) Series 2012-2A, Class C 3.561%, 11/20/24 (a) (c)	751,895
500,000	BlueMountain CLO, Ltd. (Cayman Islands) Series 2015-2A, Class C 3.582%, 07/18/27 (a) (c)	502,580
1,000,000	BlueMountain CLO, Ltd. (Cayman Islands) Series 2015-2A, Class D 4.432%, 07/18/27 (a) (c)	956,192
1,000,000	BlueMountain CLO, Ltd. (Cayman Islands) Series 2016-2A, Class C 4.800%, 08/20/28 (a) (c)	1,007,837
250,000	Brookside Mill CLO, Ltd. (Cayman Islands) Series 2013-1A, Class D 3.930%, 04/17/25 (a) (c)	232,686
250,000	Brookside Mill CLO, Ltd. (Cayman Islands) Series 2013-1A, Class E 5.280%, 04/17/25 (a) (c)	187,261
194,612	Callidus Debt Partners CLO Fund VI, Ltd. (Cayman Islands) Series 6A, Class A1T 1.142%, 10/23/21 (a) (c)	193,101
500,000	Canyon Capital CLO, Ltd. (Cayman Islands) Series 2014-1A, Class B 3.537%, 04/30/25 (a) (c)	494,388
500,000	Carlyle Global Market Strategies CLO, Ltd. (Cayman Islands) Series 2014-1A, Class C 3.880%, 04/17/25 (a) (c)	501,322
924,520	Carlyle High Yield Partners X, Ltd. (Cayman Islands) Series 2007-10A, Class A1 1.103%, 04/19/22 (a) (c)	924,553

Par Value		Market Value
$997,115	Castle Aircraft Securitiz Series 2015-1A, Class A 4.703%, 12/15/40 (a)	$1,014,498
250,000	Catamaran CLO, Ltd. (Cayman Islands) Series 2015-1A, Class C1 3.982%, 04/22/27 (a) (c)	248,648
953,400	CLI Funding V LLC Series 2013-2A, Class NOTE 3.220%, 06/18/28 (a)	927,376
2,388,869	Credit Suisse Commercial Mortgage Trust Series 2015-PR2, Class A1 4.250%, 07/26/55 (a) (i)	2,398,304
100,000	Credit-Based Asset Servicing & Securitization LLC Series 2007-MX1, Class A4 6.231%, 12/25/36 (a) (i)	101,449
750,000	Dryden XXIV Senior Loan Fund (Cayman Islands) Series 2012-24RA, Class DR 4.517%, 11/15/23 (a) (c)	738,166
250,000	Eaton Vance CDO VIII, Ltd. (Cayman Islands) Series 2006-8A, Class B 1.467%, 08/15/22 (a) (c)	246,709
819,277	ECAF I, Ltd. Series 2015-1A, Class A1 3.473%, 06/15/40 (a)	817,843
250,000	Emerson Park CLO, Ltd. (Cayman Islands) Series 2013-1A, Class C1 3.630%, 07/15/25 (a) (c)	249,442
250,000	Flatiron CLO, Ltd. (Cayman Islands) Series 2014-1A, Class C 4.180%, 07/17/26 (a) (c)	229,388
500,000	FREMF Mortgage Trust Series 2016-KF22, Class B 5.581%, 07/25/23 (a) (c)	501,958
500,000	Galaxy XVIII CLO, Ltd. (Cayman Islands) Series 2014-18A, Class D1 4.580%, 10/15/26 (a) (c)	472,597
1,000,000	Galaxy XXII CLO, Ltd. (Cayman Islands) Series 2016-22A, Class D 5.106%, 07/16/28 (a) (c)	1,005,000
500,000	Goldentree Loan Opportunities X, Ltd. (Cayman Islands) Series 2015-10A, Class D 4.231%, 07/20/27 (a) (c)	471,299
757,000	GSAA Home Equity Trust Series 2006-15, Class AF3B 5.933%, 09/25/36 (c)	131,405
250,000	Halcyon Loan Advisors Funding, Ltd. (Cayman Islands) Series 2013-2A, Class C 3.586%, 08/01/25 (a) (c)	246,724

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$500,000	ING Investment Management CLO II, Ltd. (Cayman Islands) Series 2006-2X, Class D 2.486%, 08/01/20 (c)	$499,982
250,000	LCM XI LP (Cayman Islands) Series 11A, Class D2 4.828%, 04/19/22 (a) (c)	250,148
500,000	LCM XII LP (Cayman Islands) Series 12A, Class DR 4.578%, 10/19/22 (a) (c)	497,507
250,000	LCM XIV LP (Cayman Islands) Series 14A, Class D 4.380%, 07/15/25 (a) (c)	246,432
500,000	LCM XV LP (Cayman Islands) Series 15A, Class C 3.925%, 08/25/24 (a) (c)	500,609
1,000,000	LCM XVIII LP (Cayman Islands) Series 19A, Class D 4.330%, 07/15/27 (a) (c)	913,544
1,000,000	Madison Park Funding IV, Ltd. (Cayman Islands) Series 2007-4A, Class A1B 1.166%, 03/22/21 (a) (c)	968,650
350,000	Madison Park Funding IV, Ltd. (Cayman Islands) Series 2007-4A, Class D 2.296%, 03/22/21 (a) (c)	339,504
500,000	Madison Park Funding XIV, Ltd. (Cayman Islands) Series 2014-14A, Class D 4.481%, 07/20/26 (a) (c)	497,399
500,000	Madison Park Funding XV, Ltd. (Cayman Islands) Series 2014-15A, Class C 4.586%, 01/27/26 (a) (c)	497,996
1,500,000	Madison Park Funding XVI, Ltd. (Cayman Islands) Series 2015-16A, Class B 3.881%, 04/20/26 (a) (c)	1,505,767
750,000	Madison Park Funding, Ltd. (Cayman Islands) Series 2007-6A, Class C 1.884%, 07/26/21 (a) (c)	722,978
500,000	Magnetite IX, Ltd. (Cayman Islands) Series 2014-9A, Class B 3.882%, 07/25/26 (a) (c)	500,396
500,000	Magnetite XI, Ltd. (Cayman Islands) Series 2014-11A, Class C 4.279%, 01/18/27 (a) (c)	497,532
231,641	Nautique Funding, Ltd. (Cayman Islands) Series 2006-1A, Class A3 1.270%, 04/15/20 (a) (c)	231,539
250,000	Nomad CLO, Ltd. (Cayman Islands) Series 2013-1A, Class B 3.830%, 01/15/25 (a) (c)	250,167

Par Value		Market Value
$250,000	Nomad CLO, Ltd. (Cayman Islands) Series 2013-1A, Class C 4.380%, 01/15/25 (a) (c)	$245,808
250,000	Octagon Investment Partners XVI, Ltd. (Cayman Islands) Series 2013-1A, Class D 4.230%, 07/17/25 (a) (c)	243,101
250,000	Octagon Investment Partners XVI, Ltd. (Cayman Islands) Series 2013-1A, Class E 5.380%, 07/17/25 (a) (c)	214,163
1,000,000	Octagon Investment Partners XX, Ltd. (Cayman Islands) Series 2014-1A, Class D 4.468%, 08/12/26 (a) (c)	969,604
250,000	Octagon Investment Partners XXI, Ltd. (Cayman Islands) Series 2014-1A, Class C 4.467%, 11/14/26 (a) (c)	245,166
250,000	Octagon Investment Partners XXII, Ltd. (Cayman Islands) Series 2014-1A, Class C2 4.382%, 11/25/25 (a) (c)	250,503
250,000	Octagon Investment Partners XXII, Ltd. (Cayman Islands) Series 2014-1A, Class D2 5.462%, 11/25/25 (a) (c)	251,343
250,000	Octagon Investment Partners XXVII, Ltd. (Cayman Islands) Series 2016-1A, Class C 3.662%, 07/15/27 (a) (c)	250,181
500,000	Octagon Investment Partners XXVII, Ltd. (Cayman Islands) Series 2016-1A, Class D 5.412%, 07/15/27 (a) (c)	500,353
2,000,000	OneMain Financial Issuance Trust Series 2015-1A, Class A 3.190%, 03/18/26 (a)	2,021,636
701,000	OneMain Financial Issuance Trust Series 2015-2A, Class A 2.570%, 07/18/25 (a)	704,203
500,000	Race Point VII CLO, Ltd. (Cayman Islands) Series 2012-7A, Class A 2.208%, 11/08/24 (a) (c)	500,242
1,800,000	SpringCastle America Funding LLC Series 2016-AA, Class A 3.050%, 04/25/29 (a)	1,819,802
2,000,000	Springleaf Funding Trust Series 2015-AA, Class A 3.160%, 11/15/24 (a)	2,020,743
500,000	Symphony CLO XI, Ltd. (Cayman Islands) Series 2013-11A, Class C 4.030%, 01/17/25 (a) (c)	500,983
750,000	Symphony CLO XIV, Ltd. (Cayman Islands) Series 2014-14A, Class D2 4.481%, 07/14/26 (a) (c)	738,865

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
$ 750,000	TCI-FLATIRON CLO, Ltd. (Cayman Islands) Series 2016-1A, Class C 3.712%, 07/17/28 (a) (c)	$751,516
1,000,000	TCI-Symphony CLO, Ltd. Series 2016-1A, Class D 4.719%, 10/13/29 (a) (c)	988,076
988,000	Textainer Marine Containe Series 2014-1A, Class A 3.270%, 10/20/39 (a)	955,577
250,000	THL Credit Wind River CLO, Ltd. (Cayman Islands) Series 2013-1A, Class C 4.281%, 04/20/25 (a) (c)	245,514
500,000	THL Credit Wind River CLO, Ltd. (Cayman Islands) Series 2016-1A, Class C 4.080%, 07/15/28 (a) (c)	503,518
250,000	THL Credit Wind River CLO, Ltd. (Cayman Islands) Series 2016-1A, Class D 5.530%, 07/15/28 (a) (c)	244,778
4,269,500	Towd Point Mortgage Trust Series 2015-6, Class A1B 2.750%, 04/25/55 (a) (c)	4,343,543
1,015,063	Trinity Rail Leasing 2010 Series 2010-1A, Class A 5.194%, 10/16/40 (a)	999,521
480,856	Venture VIII CDO, Ltd. (Cayman Islands) Series 2007-8A, Class A1A 1.162%, 07/22/21 (a) (c)	473,712
500,000	Venture XI CLO, Ltd. Series 2012-11A, Class AR 2.117%, 11/14/22 (a) (c)	500,654
1,000,000	Westcott Park CLO, Ltd. (Cayman Islands) Series 2016-1A, Class D 5.046%, 07/20/28 (a) (c)	1,005,094

	Total Other Mortgage and Asset-Backed Securities (Cost $55,899,539)	56,110,586

MUNICIPAL BONDS – 0.2%
	California – 0.1%
500,000	State of California GO 5.000%, 08/01/33	591,770

		591,770

	New York – 0.1%
500,000	New York State Dormitory Authority RB, Series A 5.000%, 03/15/33	593,830

	Total Municipal Bonds (Cost $1,138,356)	1,185,600

Par Value		Market Value
FOREIGN GOVERNMENT NOTES AND BONDS – 1.8%
$ 500,000	Costa Rica Government Senior Unsecured Notes 9.995%, 08/01/20	$604,810
	Dominican Republic International Bond Senior Unsecured Notes
1,100,000	7.500%, 05/06/21	1,212,970
655,786	9.040%, 01/23/18	683,657
	Hungary Government International Bond Senior Unsecured Notes
1,500,000	6.250%, 01/29/20	1,682,067
600,000	4.000%, 03/25/19	628,350
2,000,000	Indonesia Government International Bond Senior Unsecured Notes 5.875%, 03/13/20	2,229,946
994,000	Mexico Government International Bond Senior Unsecured Notes 4.000%, 10/02/23	1,045,191
700,000	Panama Government International Bond (Panama) Senior Unsecured Notes 5.200%, 01/30/20	772,625
1,500,000	Poland Government International Bond Senior Unsecured Notes 5.125%, 04/21/21	1,696,185
2,200,000	Qatar Government International Bond Senior Unsecured Notes 2.375%, 06/02/21	2,212,080

	Total Foreign Government Notes and Bonds (Cost $12,738,957)	12,767,881

Shares
COMMON STOCKS – 0.0%#
	Energy
383	Sandridge Energy, Inc. (Cost $8,177)	8,820

INVESTMENT COMPANIES – 3.2%
792,458	DoubleLine Floating Rate Fund (j)	7,837,407
14,687,532	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28% * (k)	14,687,532

	Total Investment Companies (Cost $22,699,279)	22,524,939

Total Investments – 99.3% (Cost $701,734,698)**		702,316,834

Net Other Assets and Liabilities – 0.7%		4,899,345

Net Assets – 100.0%		$707,216,179

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2016

Schedule of Investments – continued

*	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
**	At October 31, 2016, the aggregate cost for Federal income tax purposes is $703,017,404.

Gross unrealized appreciation	$11,090,002
Gross unrealized depreciation	(11,790,572)

Net unrealized appreciation	$(700,570)

#	Less than 0.05%
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2016, these securities amounted to $114,343,174, or 16.2% of net assets.
(b)	Delayed delivery security. See Note 6 in Notes to Financial Statements.
(c)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2016.
(d)	Security in default.
(e)	Zero Coupon Bond.
(f)	Convertible Security.
(g)	Security with a total aggregate market value of $334,188, or 0.1% of net assets, was valued under fair value procedures established by the Fund’s Board of Trustees.
(h)	Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(i)	Step Coupon. Security becomes interest bearing at a future date.
(j)	Affiliated issuer. A summary of this affiliated investment transaction for the fiscal year ended October 31, 2016 is as follows:

Beginning Market Value	Proceeds from Sales	Dividend Income	Realized (Loss)	Ending Market Value
$9,589,931	$1,700,000	$297,022	$(28,713)	$7,837,407

(k)	Some of this security has been pledged as collateral for
delayed delivery securities.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor

Rating (unaudited)**
U.S. Government and Agency Obligations	44.9%
AAA	3.6%
AA	4.5%
A	9.3%
BBB	16.1%
BB	7.0%
B	2.9%
Lower than B	5.5%
Not Rated	6.2%

100%

**	As a percentage of market value of fixed-income securities.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

The accompanying notes are an integral part of these financial statements.

AMG Managers Anchor Capital Enhanced Equity Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2016, the AMG Managers Anchor Capital Enhanced Equity Fund1 (the “Fund”) Class N shares returned (1.7)% versus the S&P 500 Index which returned +4.5%. Towards the end of calendar year 2015, investors seemed to favor large-cap growth companies, which acted as a headwind to the Fund’s performance as the Fund maintains a relative tilt towards a large-cap value style. This trend saw somewhat of a reversal beginning in January 2016, as large-cap value companies began to outperform; evidenced by the Russell 1000® Value Index (+1.0%) and the Russell 1000® Growth Index (0.7%) over the first quarter ending March 31, 2016.

From a positioning standpoint, the Fund reduced its allocation to information technology and materials, choosing to shift to a more overweight position in the consumer discretionary and financials sectors. These changes reflect the Fund’s bottom up approach to stock selection, which has resulted in exposure to higher income-producing equities trading at what is deemed as favorable valuations.

During the last twelve months, selling covered call options was additive to performance; however, this overlay strategy also somewhat detracted from performance as it limited some of the Fund’s upside capture. Additionally, the Fund buys index put options as a form of insurance against notable market downturns. Over the period, this exposure resulted in a headwind to the Fund’s overall performance as markets have generally trended upwards. As a response to the negative cost associated with this exposure, the Fund has reduced its allocation, choosing instead to increase exposure to higher- premium call options. Higher-premium call options typically have shorter durations with strike prices closer to the money, which can offer potentially more of an offset to market volatility compared to longer-duration call options.

In our opinion, future market outperformance is not likely, due to the overall trend in profits and profit margins plus the meaningful increase in corporate leverage. If profits keep declining, companies are likely to respond by reducing hiring and/or capital spending which could negatively impact equity prices. In light of this uncertainty, the Fund continues to maintain a defensive posture to seek to protect and grow investor capital.

The views expressed represent the opinions of Anchor capital Advisors LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Anchor Capital Enhanced Equity Fund.

AMG Managers Anchor Capital Enhanced Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Anchor Capital Enhanced Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Anchor Capital Enhanced Equity Fund’s Class N on January 15, 2008, to a $10,000 investment made in the S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Anchor Capital Enhanced Equity Fund and the S&P 500 Index for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Anchor Capital Enhanced Equity Fund[2,3,4,5]
Class N	(1.74)%	2.83%	3.10%	01/15/08
Class I	(1.47)%	3.11%	4.29%	03/03/10
S&P 500 Index[6]	4.51%	13.57%	7.34%	01/15/08	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, it will not be able to sell the underlying security until the option expires or is exercised. While the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price. Premiums from the Fund’s sale of call options typically will result in short term capital gain taxes, making it ill-suited for investors seeking a tax efficient investment.
[3]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment and does not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Anchor Capital Enhanced Equity Fund	October 31, 2016

Schedule of Investments

% of Market Value

The chart represents percentage of market value excluding written options of 1,705,114, or 2.7% of net assets.

Shares		Market Value
COMMON STOCKS – 101.9%
	Consumer Discretionary – 32.3%
25,000	Bed Bath & Beyond, Inc. (a)	$1,010,500
27,000	Carnival Corp. (Panama) (a)	1,325,700
27,000	Coach, Inc. (a)	969,030
20,000	Darden Restaurants, Inc. (a)	1,295,800
270,000	Ford Motor Co.	3,169,800
98,200	General Motors Co. (a)	3,103,120
45,000	Kohl’s Corp. (a)	1,968,750
84,000	Macy’s, Inc. (a)	3,065,160
400,000	Staples, Inc. (a)	2,960,000
18,000	Target Corp. (a)	1,237,140

		20,105,000

	Consumer Staples – 3.1%
45,000	The Coca-Cola Co. (a)	1,908,000

	Energy – 8.6%
14,000	Exxon Mobil Corp. (a)	1,166,480
40,000	Halliburton Co. (a)	1,840,000
30,000	Schlumberger, Ltd. (Curacao) (a)	2,346,900

		5,353,380

	Financials – 15.4%
10,000	BB&T Corp. (a)	392,000
300,000	Huntington Bancshares, Inc./OH (a)	3,180,000
55,000	MetLife, Inc. (a)	2,582,800
280,000	Regions Financial Corp. (a)	2,998,800
10,000	The Hartford Financial Services Group, Inc. (a)	441,100

		9,594,700

	Healthcare – 2.8%
20,000	AbbVie, Inc. (a)	1,115,600
20,000	Pfizer, Inc. (a)	634,200

		1,749,800

Shares		Market Value
	Industrials – 12.4%
25,000	Deere & Co. (a)	$2,207,500
50,000	Fastenal Co. (a)	1,949,000
50,000	General Electric Co. (a)	1,455,000
15,000	The Boeing Co. (a)	2,136,450

		7,747,950

	Information Technology – 1.1%
20,000	Intel Corp. (a)	697,400

	Materials – 1.3%
10,000	LyondellBasell Industries NV, Class A (Netherlands) (a)	795,500

	Telecommunication Services – 8.1%
45,000	AT&T, Inc. (a)	1,655,550
90,000	CenturyLink, Inc. (a)	2,392,200
20,000	Verizon Communications, Inc. (a)	962,000

		5,009,750

	Utilities – 16.8%
12,000	Entergy Corp. (a)	884,160
90,000	Exelon Corp. (a)	3,066,300
100,000	FirstEnergy Corp. (a)	3,429,000
90,000	PPL Corp. (a)	3,090,600

		10,470,060

	Total Common Stocks (Cost $65,041,203)	63,431,540

Number of Contracts
PURCHASED PUT OPTIONS – 0.4%
	SPDR S&P 500 ETF Trust
2,250	Strike @ $195 Exp 11/16	76,500
2,250	Strike @ $196 Exp 11/16	87,750
2,250	Strike @ $197 Exp 11/16	103,500

	Total Purchased Put Options (Cost $426,038)	267,750

Shares
INVESTMENT COMPANY – 0.2%
85,209	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%*	85,209

	Total Investment Company (Cost $85,209)	85,209

Total Investments – 102.5% (Cost $65,552,450)**		63,784,499

Net Other Assets and Liabilities – (2.5)%		(1,541,849)

Net Assets – 100.0%		$62,242,650

*	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
**	At October 31, 2016, the aggregate cost for Federal income tax purposes is $65,556,446.

Gross unrealized appreciation	$3,084,926
Gross unrealized depreciation	(4,856,873)

Net unrealized depreciation	$(1,771,947)

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Anchor Capital Enhanced Equity Fund	October 31, 2016

Schedule of Investments – continued

(a)	These securities are pledged as collateral for call options
written.
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Transactions in written call options for the fiscal year ended October 31, 2016 were as follows:

Contracts	Number of Contracts	Premium
Outstanding, October 31, 2015	51,353	$4,263,438
Call Options Written	123,351	13,142,456
Call Options Closed or Expired	(156,702)	(15,944,378)

Outstanding, October 31, 2016	18,002	$1,461,516

Premiums received and value of written call equity options outstanding as of October 31, 2016.

Number of		Premium	Market
Contracts	Description	Received	Value
	AbbVie, Inc.
200	Strike @ $62.5 Exp 01/17	$11,698	$10,000
	AT&T, Inc.
50	Strike @ $41 Exp 11/16	1,200	50
300	Strike @ $41 Exp 12/16	12,250	900
	BB&T Corp.
50	Strike @ $39 Exp 11/16	2,000	3,400
50	Strike @ $40 Exp 01/17	2,700	4,850
	Bed Bath & Beyond, Inc.
150	Strike @ $47.5 Exp 01/17	15,799	4,575
100	Strike @ $50 Exp 01/17	11,333	1,300
	Carnival Corp.
200	Strike @ $50 Exp 01/17	16,500	33,800
70	Strike @ $52.5 Exp 01/17	4,130	5,180
	CenturyLink, Inc.
900	Strike @ $30 Exp 01/17	65,698	27,000
	Coach, Inc.
120	Strike @ $39 Exp 11/16	6,220	3,960
50	Strike @ $40 Exp 01/17	3,700	2,500
100	Strike @ $41 Exp 01/17	5,900	3,500
	Darden Restaurants, Inc.
100	Strike @ $65 Exp 01/17	11,270	24,000
100	Strike @ $67.5 Exp 01/17	8,900	11,500
	Deere & Co.
250	Strike @ $80 Exp 12/16	113,498	240,000
	Entergy Corp.
120	Strike @ $75 Exp 03/17	19,470	23,400
	Exelon Corp.
500	Strike @ $36 Exp 04/17	51,499	45,000
400	Strike @ $37 Exp 04/17	30,599	22,000
	Exxon Mobil Corp.
20	Strike @ $87.5 Exp 01/17	3,602	2,000
120	Strike @ $90 Exp 01/17	16,320	5,880
	Fastenal Co.
500	Strike @ $44 Exp 01/17	58,999	11,250
	FirstEnergy Corp.
1,000	Strike @ $35 Exp 01/17	80,498	99,000
	General Electric Co.
50	Strike @ $30 Exp 01/17	1,300	2,200

Number of		Premium	Market
Contracts	Description	Received	Value
200	Strike @ $31 Exp 12/16	$5,000	$1,600
250	Strike @ $31 Exp 01/17	8,500	4,250
	General Motors Co.
982	Strike @ $34 Exp 01/17	44,493	40,262
	Halliburton Co.
400	Strike @ $39 Exp 01/17	222,379	310,000
	Huntington Bancshares, Inc./OH
3,000	Strike @ $11 Exp 04/17	77,998	147,000
	Intel Corp.
200	Strike @ $32 Exp 01/17	27,591	63,800
	Kohl’s Corp.
250	Strike @ $47.5 Exp 01/17	37,804	31,250
200	Strike @ $50 Exp 01/17	13,792	14,000
	LyondellBasell Industries NV
44	Strike @ $85 Exp 01/17	6,073	7,700
56	Strike @ $87.5 Exp 12/16	10,288	3,780
	Macy’s, Inc.
340	Strike @ $45 Exp 01/17	16,513	7,820
300	Strike @ $47.5 Exp 01/17	22,766	3,900
200	Strike @ $49 Exp 01/17	15,300	1,800
	MetLife, Inc.
250	Strike @ $45 Exp 01/17	19,749	83,750
300	Strike @ $47.5 Exp 12/16	45,983	40,200
	PPL Corp.
900	Strike @ $38 Exp 01/17	28,349	6,750
	Regions Financial Corp.
500	Strike @ $9 Exp 11/16	17,188	86,750
500	Strike @ $10 Exp 11/16	13,014	40,250
1,094	Strike @ $11 Exp 11/16	25,567	15,316
472	Strike @ $11 Exp 01/17	14,114	17,936
234	Strike @ $11 Exp 02/17	4,776	10,530
	Schlumberger, Ltd.
300	Strike @ $80 Exp 11/16	87,916	24,000
	Staples, Inc.
500	Strike @ $11 Exp 12/16	16,979	1,250
	Target Corp.
150	Strike @ $70 Exp 01/17	63,109	27,600
30	Strike @ $72.5 Exp 11/16	1,170	900
	The Boeing Co.
50	Strike @ $135 Exp 11/16	6,550	39,350
100	Strike @ $145 Exp 02/17	20,212	47,500
	The Coca-Cola Co.
125	Strike @ $43 Exp 12/16	5,500	5,000
100	Strike @ $44 Exp 11/16	3,420	500
225	Strike @ $44 Exp 01/17	7,650	6,975
	The Hartford Financial Services Group, Inc.
100	Strike @ $42 Exp 12/16	11,500	26,000
	Verizon Communications, Inc.
150	Strike @ $52.5 Exp 11/16	5,190	150

	Total Written Call Options	$1,461,516	$1,705,114

The accompanying notes are an integral part of these financial statements.

AMG Managers Lake Partners LASSO Alternatives Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Lake Partners LASSO Alternatives Fund1 (the “Fund”) Class N shares finished the 12-month period ending October 31, 2016, with a small decline of (1.18)%, reflecting a challenging macro environment and dramatic swings in equity markets. However, the Fund outperformed its benchmark, the HFRX Equity Hedge Index, which fell (2.57)%. The Fund also outperformed its peer group, the Morningstar Multi-alternative Category, which was off (1.5)%.

Since its inception on April 1, 2009, the Fund has generated a cumulative gain of 41.5%, outperforming its benchmark, which was up only 11.7%.

Regarding the investment backdrop, U.S. equities began the fiscal year struggling sideways in November/December 2015, as investors were wary of a “profits recession” in the U.S. and widespread economic malaise globally. Stocks then suffered sharp corrections in January/ February. For example, from the end of October 2015 through mid-February 2016, the S&P 500 Index declined over -11%, while the Russell 2000® Growth Index fell -20%. The triggers for these moves included a sudden selloff in Chinese equities and a steep slide in oil prices. Of course, just as sentiment reached its bleakest point, markets turned around. Oil prices began to recover, and so too did equities. Markets were buoyed further when the U.S. Federal Reserve (the Fed) signaled its intention to take a wait-and-see approach to interest rate hikes. Consequently, by mid-May, the S&P 500 was back to where it had started the year. Although this was followed by some rockiness during June in the wake of the “Brexit” vote in the U.K., U.S. equities rallied again through July and August, on hopes that the Fed would take a slow, deliberate approach to increasing interest rates. However, the rally stalled and stocks lost a bit of ground in September and October on concerns about financial conditions in Europe, uncertainty about the U.S. presidential election and renewed weakness in oil prices.

Regarding the Fund’s performance attribution by investment strategy, the largest positive contributors included alternative fixed income, hedged equity, discretionary macro and convertible arbitrage. Of the Fund’s two alternative fixed-income underlying fund managers, one capitalized on mortgage-related opportunities while the other benefited from a defensive approach to credit and duration. In hedged equity, one fund manager did well with an emphasis on financials and value-oriented stocks, while the other took a very eclectic approach to both longs and shorts. In discretionary macro, one fund manager captured some of the moves in Emerging Markets, but this was partially offset by our other fund manager, who struggled to gain traction.

Among the detractors, long-biased and global hedged equity fund managers had mixed results. Although one core long-biased manager did quite well, others were tripped up by sharp industry rotation within the market. Managed futures allocations were effective early in the year, as they posted gains during the equity correction, but they finished the fiscal year in negative territory due to reversals in fixed income and currencies. The Fund’s merger arbitrage fund managers had mixed results, with only a minor impact on overall performance. A relatively small allocation to an options strategy had a small negative contribution.

Equity-related investment strategies have been the core of the Fund, with an allocation of 41% as of October 31st. This broad category encompasses a diverse mix of long-biased, hedged, multi-asset and global strategies. Global macro, which includes both discretionary and systematic approaches, is the next largest allocation, at 23%. Alternative fixed income accounts at 17%, while arbitrage is 14%.

The views expressed represent the opinions of Lake Partners Inc., as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Lake Partners LASSO Alternatives Fund.

AMG Managers Lake Partners LASSO Alternatives Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Lake Partners LASSO Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Lake Partners LASSO Alternatives Fund’s Class N on March 3, 2010, to a $10,000 investment made in the HFRX Equity Hedge Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Lake Partners LASSO Alternatives Fund and the HFRX Equity Hedge Index for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Lake Partners LASSO Alternatives Fund[2,3,4,5,6,7,8,9]
Class N	(1.18)%	2.63%	2.75%	03/03/10
Class I	(0.91)%	2.89%	4.68%	04/01/09
HFRX Equity Hedge Index[10]	(2.57)%	2.14%	1.46%	04/01/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).

[2]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[3]	Alternative investments are speculative, subject to high return volatility and involve aggressive investment techniques and a high degree of risk including, but not limited to, the risks associated with leverage, derivative instruments such as options and futures, commodities, and distressed securities may be illiquid on a long term basis and short sales. There can be no assurance that these types of strategies will achieve their objectives or avoid substantial losses.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The Fund is subject to the risks of any underlying fund in which the Fund invests. There are expenses associated with the underlying funds in addition to the Fund’s expenses.
[9]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[10]	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Source: Hedge Fund Research, Inc. (HFR). Indices are adjusted for the reinvestment of capital gains, income, and dividends. Unlike the Fund, the HFRX Equity Hedge Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Lake Partners LASSO Alternatives Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
INVESTMENT COMPANIES – 91.7%
	Long/Short Strategies – 32.4%
545,074	361 Global Long/Short Equity Fund-Class Y	$5,908,607
327,651	Boston Partners Long/Short Equity Fund- Institutional Class	6,533,356
101	Diamond Hill Long/Short Fund-Class I	2,531
97,607	FPA Crescent Fund	3,158,566
14,160	John Hancock Seaport Fund-Class I	149,390
930,129	Mainstay U.S. Equity Opportunities Fund-Class I	8,082,823
761,133	Otter Creek Long/Short Opportunity Fund- Institutional Class *	9,377,158

		33,212,431

	Strategic Fixed Income – 16.8%
678,968	Metropolitan West Unconstrained Bond Fund-Class I	8,079,717
820,784	PIMCO Mortgage Opportunities Fund- Institutional Class	9,184,570

		17,264,287

	Managed Futures – 15.0%
238,414	361 Managed Futures Fund-Class I *	2,675,000
1,121,250	Abbey Capital Futures Strategy Fund-Class I	12,759,821

		15,434,821

	Arbitrage and Options Strategies – 13.5%
464,902	Calamos Market Neutral Income Fund-Class I	6,034,428
473,901	Kellner Merger Fund-Institutional Class	4,881,177
284,312	Touchstone Arbitrage Fund-Institutional Class	2,956,848

		13,872,453

Shares		Market Value
	Global Macro – 7.9%
743,016	Western Asset Macro Opportunities Fund-Class IS	$8,113,737

	Money Market – 6.1%
6,298,716	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	6,298,716

	Total Investment Companies (Cost $93,692,319)	94,196,445

EXCHANGE TRADED FUND – 8.6%
	Long/Short Strategies – 8.6%
169,260	ProShares Large Cap Core Plus	8,834,153

	Total Exchange Traded Fund (Cost $8,636,253)	8,834,153

Total Investments – 100.3% (Cost $102,328,572)***		103,030,598

Net Other Assets and Liabilities – (0.3)%		(346,547)

Net Assets – 100.0%		$102,684,051

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $102,532,817.

Gross unrealized appreciation	$1,492,757
Gross unrealized depreciation	(994,976)

Net unrealized appreciation	$497,781

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Portfolio Manager’s Comments (unaudited)

In the 12 months ended October 31, 2016, the Russell 3000® returned +4.24%. The AMG River Road Long-Short Fund1 (the “Fund”) Class N shares returned (0.52)%, while maintaining 58% average net market exposure. Our method for seeking capital protection—the Drawdown Plan—cost -101 basis points of relative performance.

The holdings with the largest positive contribution to total return during the period were Alamos Gold Inc. (AGI, long), KLX Inc. (KLXI, long) and Fidelity National Financial Inc. – FNFV Group (FNFV, long). Alamos Gold is a leading gold producer that rebounded from historically cheap valuation levels. KLX is a leading aerospace supplier. KLX improved after a strong quarter and as investors become more comfortable with the bullish outlook. Fidelity National Financial is an investment vehicle that tracks various businesses including restaurants, digital insurance and human resource outsourcing. The stock increased as more investors became aware of the security and consistent buybacks raised the value per share. Both AGI and KLX were sold during the period after their prices appreciated.

The holdings with the largest negative contribution to the Fund’s total return were American Express Co. (AXP, long), Realogy Holdings Corp. (RLGY, long) and Quad/Graphics Inc. (QUAD, short). AXP is a major credit card provider that declined as competitors aggressively targeted its customer base with comparable rewards and services. Realogy is the country’s largest real estate broker. The stock declined as its overexposure to slowing, expensive coastal markets weighed on results. QUAD is a paper manufacturer. The stock increased as the company did a better job than expected in managing costs and squeezing more cash out of its working capital investments.

The Fund ended October within its normal net market exposure range (50 - 70%) at 63%.

The Drawdown Plan is River Road’s methodology for reactively reducing net equity exposure in declining equity markets.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/River Road Long-Short Fund.

AMG River Road Long-Short Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Long-Short Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG River Road Long-Short Fund’s Class N on May 4, 2011, to a $10,000 investment made in the Russell 3000® Index and the 50% Russell 3000®/50% BofA Merrill Lynch U.S. T-Bill (1-3 mo) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Long-Short Fund, the Russell 3000® Index, and the 50% Russell 3000®/50% BofA Merrill Lynch U.S. T-Bill (1-3 mo) for the same time periods ended October 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG River Road Long-Short Fund[2,3,4,5,6,7,8]
Class N	(0.52)%	5.00%	4.39%	05/04/11
Class I	(0.24)%	—	2.78%	03/04/13
Russell 3000® Index[9]	4.24%	13.35%	10.48%	05/04/11	†
50% Russell 3000®/50% BofA Merrill Lynch U.S. T-Bill (1-3 mo)[10]	2.47%	6.76%	5.48%	05/04/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.
[10]	The benchmark is composed of 50% Russell 3000® Index and 50% BofA Merrill Lynch U.S. T-Bill (1-3 mo). The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The BofA Merrill Lynch 1-3 Month U.S. Treasury Index: Is a subset of The Bank of America Merrill Lynch 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG River Road Long-Short Fund	October 31, 2016

Schedule of Investments

% of Net Assets

The chart represents total investments, including short sales in the Fund. Percentage of net assets of the Materials, Utilities, Telecommunication Services and Exchange Traded Funds are negative 1.5%, 1.4%, 0.9%, and 1.8%, respectively, and are represented in the pie chart by reducing cash and Net Other Assets and Liabilities to 31.2%.

Shares		Market Value
COMMON STOCKS – 94.0%
	Consumer Discretionary – 30.3%
1,768	Cable One, Inc.	$1,019,676
26,127	Comcast Corp., Class A (a)	1,615,171
22,858	General Motors Co. (a)	722,313
95,531	Hudson’s Bay Co. (Canada)	1,173,750
37,021	International Speedway Corp., Class A (a)	1,217,991
43,986	Liberty Media Corp., Class C (a) *	1,459,895
41,528	Liberty Ventures, Class A (a) *	1,656,967
15,354	Polaris Industries, Inc. (a)	1,176,270
9,004	Ralph Lauren Corp. (a)	883,292
13,638	Sturm Ruger & Co., Inc. (a)	838,737
13,033	Target Corp. (a)	895,758
52,278	Twenty-First Century Fox, Inc., Class A (a)	1,373,343

		14,033,163

	Consumer Staples – 6.6%
15,153	CVS Health Corp. (a) .	1,274,367
28,361	Ingles Markets, Inc., Class A (a)	1,120,260
24,027	Whole Foods Market, Inc. (a)	679,724

		3,074,351

	Energy – 2.6%
47,849	HollyFrontier Corp.	1,193,833

	Financials – 14.8%
60,315	Blackstone Group LP (a)	1,509,684
13,074	CNA Financial Corp. (a)	478,116
74,259	FNFV Group (a) *	894,821
37,564	Oaktree Capital Group LLC, MLP (a)	1,562,662
35,470	Wells Fargo & Co. (a)	1,631,975

Shares		Market Value
	Financials (continued)
958	White Mountains Insurance Group, Ltd. (Bermuda) (a)	$794,872

		6,872,130

	Healthcare – 16.9%
6,335	Allergan PLC (Ireland) (a) *	1,323,635
9,925	AmerisourceBergen Corp.	697,926
11,261	Anthem, Inc.	1,372,266
21,684	DaVita, Inc. (a) *	1,271,116
17,406	Express Scripts Holding Co. (a) *	1,173,164
7,133	McKesson Corp.	907,104
33,879	Premier, Inc., Class A (a) *	1,078,707

		7,823,918

	Industrials – 8.4%
24,228	CEB, Inc. (a)	1,178,692
19,407	Spirit AeroSystems Holdings, Inc., Class A (a) *	977,337
13,976	UniFirst Corp. (a)	1,712,060

		3,868,089

	Information Technology – 5.9%
44,242	Blackhawk Network Holdings, Inc. (a) *	1,524,137
76,258	VeriFone Systems, Inc. (a) *	1,180,474

		2,704,611

	Real Estate – 5.4%
4,280	Alexander & Baldwin Inc.	178,861
59,990	Realogy Holdings Corp. (a)	1,373,171
18,291	The Ryman Hospitality Properties, Inc. (a)	922,232

		2,474,264

	Utilities – 3.1%
27,545	National Fuel Gas Co. (a)	1,442,807

	Total Common Stocks (Cost $43,816,323)	43,487,166

INVESTMENT COMPANY – 43.8%
20,274,300	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	20,274,300

	Total Investment Company (Cost $20,274,300)	20,274,300

Total Investments – 137.8% (Cost $64,090,623)***		63,761,466

SHORT SALES (b) – (30.8)%
Common Stocks – (29.0)%
	Consumer Discretionary – (6.1)%
(10,516)	Best Buy Co., Inc.	(409,178)
(29,065)	ClubCorp Holdings, Inc.	(335,701)
(7,814)	Dave & Buster’s Entertainment, Inc. *	(323,109)

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Long-Short Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Consumer Discretionary (continued)
(3,558)	Delphi Automotive PLC (Jersey)	$(231,519)
(7,495)	Dick’s Sporting Goods, Inc.	(417,097)
(11,517)	MarineMax, Inc. *	(229,764)
(12,205)	Regal Entertainment Group, Class A	(262,530)
(1,843)	TESLA Motors, Inc. *	(364,416)
(1,586)	Whirlpool Corp.	(237,615)

		(2,810,929)

	Financials – (5.6)%
(19,833)	AmTrust Financial Services, Inc.	(523,393)
(14,022)	BofI Holding, Inc. *	(261,230)
(13,296)	Deutsche Bank AG (Germany)	(191,329)
(15,980)	Donnelley Financial Solutions, Inc. *	(342,771)
(8,642)	Equitable Group, Inc. (Canada)	(340,448)
(21,442)	Genworth MI Canada, Inc. (Canada)	(465,672)
(25,151)	Home Capital Group, Inc. (Canada)	(497,845)

		(2,622,688)

	Healthcare – (0.6)%
(4,523)	Mallinckrodt PLC (Ireland) *	(268,033)

	Industrials – (6.3)%
(12,429)	American Airlines Group, Inc.	(504,617)
(6,048)	Ball Corp.	(466,119)
(9,270)	Delta Air Lines, Inc.	(387,208)
(10,635)	Echo Global Logistics, Inc. *	(225,462)
(14,917)	LSC Communications, Inc. *	(361,588)
(9,531)	Quad/Graphics, Inc.	(226,457)
(4,734)	Snap-On, Inc.	(729,509)

		(2,900,960)

	Information Technology – (1.5)%
(11,915)	Ciena Corp. *	(230,913)
(33,092)	HP, Inc.	(479,503)

		(710,416)

	Materials – (1.5)%
(4,988)	Deere & Co.	(440,440)
(13,330)	Louisiana-Pacific Corp. *	(244,606)

		(685,046)

	Real Estate – (2.0)%
(11,964)	Boardwalk Real Estate Investment Trust (Canada)	(439,028)
(22,528)	Canadian Apartment Properties (Canada)	(492,448)

		(931,476)

	Telecommunication Services – (0.9)%
(16,938)	Consolidated Communications Holdings, Inc.	(405,326)

	Utilities – (4.5)%
(3,233)	American Water Works Co., Inc.	(239,371)
(4,715)	Consolidated Edison, Inc.	(356,218)
(4,173)	DTE Energy Co.	(400,650)

Shares		Market Value
	Utilities (continued)
(5,086)	Edison International	$(373,719)
(5,804)	PG&E Corp.	(360,544)
(8,877)	Xcel Energy, Inc.	(368,839)

		(2,099,341)

	Total Common Stocks (Proceeds $13,724,859)	(13,434,215)

	Exchange Traded Funds – (1.8)%
(46,986)	United States Natural Gas Fund LP *	(379,647)
(43,024)	United States Oil Fund LP *	(453,043)

	Total Exchange Traded Funds (Proceeds $846,050)	(832,690)

Total Short Sales – (30.8)% (Proceeds $14,570,909)		(14,266,905)

Net Other Assets and Liabilities – (7.0)%		(3,233,054)

Net Assets – 100.0%		$46,261,507

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $64,487,140.

Gross unrealized appreciation	$1,058,736
Gross unrealized depreciation	(1,784,410)

Net unrealized depreciation	$(725,674)

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. As of October 31, 2016, $27,678,191 in securities was segregated or on deposit with prime brokers to cover short sales.
(b)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as dividend expense on the Statement of Operations.

LP	Limited Partnership
MLP	Master Limited Partnership
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Guardian Capital Global Dividend Fund1 (the “Fund”) Class N shares returned (3.9)% for the fiscal year ended October 31, 2016, compared with a 1.2% return for its benchmark, the MSCI World Index.

GLOBAL MARKETS REVIEW

The U.S. Federal Reserve (the Fed) has remained cautious as the pace of normalization has been hindered by domestic and global conditions that have not been conducive to an interest rate hike. At its September meeting, the Fed held its federal funds target rate steady in the range of 0.25%-0.5%, where it has remained since the last hike in December 2015. Overall, Fed Chair Janet Yellen noted that risks to the economic outlook appear “roughly balanced” and although the case for raising interest rates has strengthened, the economy has “further room to run than previously thought.” Recently, U.S. data has been mixed. Slowing GDP, business investment and corporate profitability contribute to the Fed’s cautious stance. Inflation appears manageable, as the core personal consumption expenditure index has been moving higher since the start of the year and was 1.7% year-over-year in August. Despite uncertainty from the U.S. presidential election, a strong U.S. Dollar, slowing global growth and Fed policy, conditions for continued expansion exist and we believe the economy remains on track for annual growth in the neighborhood of 2%.

Since the Brexit vote, the Bank of England (BOE) has been proactively communicating to the markets that it is prepared to provide monetary stimulus, including interest rate cuts and quantitative easing (“QE”), in order to maintain liquidity and confidence in the U.K.’s economy and financial markets. In early July, the BOE eased capital requirements for banks, which have been hit hard by the markets, in order to ensure lending activity continues. In August, the BOE cut its key interest rate, the first time in seven years, to a record low 0.25% in order to stave off a depression in business investment and consumer confidence.

Brexit creates another headwind for the European Central Bank’s (ECB) easing efforts to generate sustainable growth and inflation. Similar to the BOE, the ECB has been active in assuring markets that liquidity is available and markets have responded well so far. In September, the ECB decided to keep its stimulus program unchanged while noting that the “economic recovery in the Euro Area is expected to be dampened by subdued foreign demand, partly related to the U.K. referendum.” Recent data indicates economic growth has slowed from earlier in the year while inflation remains stubbornly below the ECB’s 2% target, registering 0.4% annual inflation, in September.

In Japan, the Bank of Japan (BOJ) continues to struggle with sustainable growth and fears of falling into deflation. The third quarter saw the BOJ adjust its stimulus framework to include a focus on the yield curve, pledging to keep the nominal ten-year government bond yield around 0%, while keeping the key policy rate at (0.1)% and maintaining its monetary expansion target of 80 trillion Yen. It is too early to evaluate the BOJ’s most recent measures, but the existing program has been producing mixed results as the Yen strengthened versus most trading partners this year, while inflation remains low and GDP growth inconsistent.

Emerging Market (EM) equities enjoyed a good year, with returns comfortably outstripping those in developed markets (DM). Earnings surprises ran ahead of those in DM, which is a positive sign for the equities that had flat-lined for the past five years. Asia significantly outperformed other regions, benefitting from its high exposure to technology, particularly U.S.-listed internet giants like Alibaba, Baidu and Tencent. Foreign investors are becoming a bit more sanguine about China’s growth outlook, which is expressing itself through interest in the drivers of the new economy and diminishing concern about the old economy hitting a brick wall in the near future.

In Canada, expectations for a rebound later in the year remain. Second-quarter GDP was weak in the aftermath of the wildfires and was slower than consensus estimates, falling 1.6% annualized, posting the weakest economic performance since 2009. However, June’s monthly GDP report was the strongest monthly increase since 2013. This was followed by stronger-than-expected growth in July, marking the best two consecutive monthly gains in five years. Consumers continued to increase spending, as retail sales rose by 2.2% year-over-year in July. Sales of cars and auto parts lifted exports to a gain of 3.4% in July, while, excluding energy products, the increase was 4.1%. On this news, the S&P/TSX Composite Index, which tracks the Canadian equity market, rallied in the third quarter, outperforming all other markets save for the EM.

When considering factors affecting performance, in the aftermath of Brexit, we saw QE-driven low-yield contagion spread into equities that fueled a low-volatility and high-quality plus dividend yield factor outperformance. This dislocation of equities faced a reversal in 3Q 2016 given its structural dependence on expanding central bank balance sheets and falling bond yields. Cash deployment lagged in 3Q 2016; consequently, dividend growth and share repurchase posted negative results for the quarter but remain leading factor groups year-to-date. Additionally, under performance in good quality, dividend factors and buybacks are perceived to have relatively higher multiples or as being pricier than other factors like growth and value. With central banks turning marginally less dovish and with global nominal growth firming, the quality plus yield factors have consolidated in 3Q 2016 amidst a significant jump in high-risk sections of the market. High risk/high beta was the best performing group in 3Q 2016 by a wide margin. Furthermore, the small size factor also beat the Index for 3Q. Deep value or low price (i.e., distressed stocks) has led performance this year.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

PERFORMANCE ATTRIBUTION 2016

The AMG Managers Guardian Capital Global Dividend Fund was under exposed to the growth, low quality and high beta factors that outperformed over the Fund’s past fiscal year ended October 31, 2016. This underexposure resulted in the Fund’s relative underperformance.

As non-dividend-paying and high beta stocks have rallied, negative attribution came from sectors traditionally associated with higher yields and those likely to deliver sustainable dividend growth. The Fund underperformed in nine of 11 sectors, with the worst underperformance coming from financials, energy, telecommunication services and utilities.

Within financials, negative attribution came from the private prison companies and capital markets. CoreCivic Inc. (CXW) and GEO Group (GEO) are responsible for a large portion of the negative alpha. Both companies are U.S. private prisons whose main sources of revenue are the state and federal governments. Our initial response to the August 18 federal announcement of not renewing the existing contracts was to remain in the stocks as the federal government represented only 9% of revenues, and declining. However, the risk was that U.S. Immigration and Customs Enforcement (ICE) and the individual states would follow suit and also put contract renewal under review. Unfortunately, a few days later, ICE announced that they will also consider eliminating the private prison contracts, at which point we significantly reduced our weight in the stocks as their main revenue source was endangered. Capital markets lagged as the central banks signaled an easing monetary policy for most of the third quarter, reversing course mid-September.

Quality and low volatility decoupled from momentum and some of the higher valuations reverted. Although the Fund benefitted from an overweight position in telecommunication services, stock selection in the sector hurt performance with negative returns from Bezeq Israeli Telecommunication Corp and Proximus being among the largest detractors.

Within energy, negative attribution came from Valero Energy Corp, Williams Companies and Enterprise Products Partners.

In health care, global gorillas like Johnson & Johnson, Sonic and Medtronic outperformed.

FUND ACTIVITY

Turnover was not excessive throughout the year. The Fund added PPL, Macquarie Infrastructure, Vodafone, Amgen, Analog Devices and Telus while selling Proximus, Lyondellbasel, Swiss-com, Bayer and CoreCivic Inc.

POSITIONING

The Fund is systematically over-exposed to quality, cash flow and dividend growth. Stocks of companies with the largest share of overseas sales (high foreign exposure) continue to do well. Low-volatility stocks have underperformed the market significantly over the last three months. The strong positive correlation between low volatility and momentum decoupled in 3Q 2016.

The Fund remains underweight financials (-6.29%) and information technology (-5.13%). Overweight sectors are consumer staples (+7.74%) and telecommunication services (+7.43%).

Geographically, the Fund is underweight Japan/Asia Pacific with Japan being the lowest yielding country in the index, underweight North America and overweight Europe. The Fund does not have a weight in Emerging Markets at this time. In terms of characteristics, the Fund has a large-cap, high-quality bias.

Within the lower volatility space, staples, utilities and telecommunication services underperformed for the year ending October 31, 2016. Real estate investment trusts (“REITs”) especially continue to see further downside risk amidst the possibility of further U.S. central bank tightening. Consequently we have stayed underweight U.S. REITs. We feel a significant part of the YTD quality, low volatility, and sustainable dividend growth outperformance has already been reversed, while we continue to stay cautious and further immunize the Fund to rising interest rates on a relative basis to our peer group. Our allocation by yielding buckets is also more diversified and we are not chasing yield as the highest yielding buckets are underweighted compared to peers.

OUTLOOK

The current unique backdrop has become increasingly sensitive to central bank actions as well as expectations, and has created unintended hidden risks and noise within the market. We feel, under these circumstances, that staying disciplined and systematically exposing the Fund to greater earnings and cash flow visibility, plus a sustained growth in dividends and a reasonable yield carry, is critical to survive the uncertainties of the market. Growth and value factors have traditionally been very volatile and have failed to provide a long-term duration runway. Low beta is not cheap but we believe is necessary to protect the downside when one would see both fixed income and equity volatility rise at the same time. We continue to stay rooted in the longer-term picture by maintaining a systematic exposure to quality stocks that can sustain a positive cash flow yield that results in a sustainable dividend payout. The resulting Fund is a combination of dividend payers that provide a positive yield carry over the benchmark, while the consistent exposure to dividend growth allow for the sustainability of the dividends into the future supported by dividend achievers that have lower payout ratios and a very low probability of a dividend cut.

The views expressed represent the opinions of Guardian Capital LP, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Guardian Capital Global Dividend Fund.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Guardian Capital Global Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Guardian Capital Global Dividend Fund’s Class N on April 14, 2014, to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Guardian Capital Global Dividend Fund and the MSCI World Index for the same time periods ended October 31, 2016.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Guardian Capital Global Dividend Fund[2,3,4,5,6,7,8]
Class N	(3.91)%	0.82%	04/14/14
Class I	(3.68)%	1.02%	04/14/14
MSCI World Index[9]	1.18%	3.12%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[5]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[8]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[9]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided “as is.” The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Guardian Capital Global Dividend Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 100.0%
	Australia – 3.2%
9,300	Sonic Healthcare, Ltd. (a)	$144,638
65,551	Sydney Airport (a)	311,616
71,400	Telstra Corp., Ltd. (a)	270,031
8,500	Westpac Banking Corp. (a)	196,562

		922,847

	Belgium – 1.9%
4,694	Anheuser-Busch InBev SA/NV, Sponsored ADR	542,110

	Bermuda – 1.0%
5,442	Validus Holdings, Ltd.	278,086

	Canada – 3.8%
3,217	BCE, Inc.	146,160
11,311	Enbridge Income Fund Holdings, Inc.	287,055
3,640	Rogers Communications, Inc., Class B	146,436
4,653	Royal Bank of Canada	290,704
6,715	TELUS Corp.	217,425

		1,087,780

	France – 4.5%
6,693	AXA SA (a)	151,010
4,080	ICADE (a)	292,998
7,526	SCOR SE (a)	243,720
5,800	TOTAL SA (a)	277,850
1,466	Unibail-Rodamco SE (a)	347,979

		1,313,557

	Germany – 3.1%
5,142	BASF SE (a)	453,927
10,000	Deutsche Telekom AG (a)	163,153
1,459	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	283,280

		900,360

Shares		Market Value
	Ireland – 2.1%
1,891	Accenture PLC, Class A	$219,810
4,788	Medtronic PLC	392,712

		612,522

	Israel – 1.3%
119,948	Bezeq The Israeli Telecommunication Corp., Ltd. (a)	217,874
3,471	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	148,351

		366,225

	Netherlands – 1.0%
7,136	Unilever NV	298,428

	New Zealand – 1.2%
129,626	Spark New Zealand, Ltd. (a)	339,021

	Norway – 2.0%
34,787	Statoil ASA, Sponsored ADR	564,941

	Singapore – 1.5%
2,637	Broadcom, Ltd.	449,028

	Spain – 1.9%
3,000	Amadeus IT Group SA (a)	141,192
21,551	Ferrovial SA (a)	418,692

		559,884

	Switzerland – 3.1%
7,300	Nestle SA (a)	529,352
2,006	Novartis AG, Sponsored ADR	142,466
2,560	Swiss Re AG (a)	237,598

		909,416

	United Kingdom – 12.7%
4,200	AstraZeneca PLC (a)	235,180
38,491	BAE Systems PLC (a)	255,033
5,227	British American Tobacco PLC, Sponsored ADR	600,530
2,972	GlaxoSmithKline PLC, Sponsored ADR	118,910
10,753	Imperial Brands PLC (a)	520,145
42,176	National Grid PLC (a)	548,618
23,170	Royal Dutch Shell PLC, Class A (a)	577,098
28,147	SSE PLC (a)	547,266
10,037	Vodafone Group PLC, Sponsored ADR	279,430

		3,682,210

	United States – 55.7%
5,279	AbbVie, Inc.	294,463
2,069	Air Products & Chemicals, Inc.	276,046
9,027	Altria Group, Inc.	596,865
5,909	Ameren Corp.	295,155
1,347	Amgen, Inc.	190,143
6,430	Analog Devices, Inc.	412,163
5,160	Apple, Inc.	585,866
13,995	AT&T, Inc.	514,876
5,167	Automatic Data Processing, Inc.	449,839

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Guardian Capital Global Dividend Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	United States (continued)
4,735	Dr Pepper Snapple Group, Inc.	$415,686
3,376	Duke Energy Corp.	270,148
24,981	Energy Transfer Equity LP	372,966
10,839	Enterprise Products Partners LP	273,576
5,630	Illinois Tool Works, Inc.	639,399
2,212	Ingredion, Inc.	290,148
3,915	Intel Corp.	136,516
5,104	Johnson & Johnson	592,013
7,373	JPMorgan Chase & Co.	510,654
1,421	Kimberly-Clark Corp.	162,577
1,842	Lockheed Martin Corp.	453,832
4,066	Macquarie Infrastructure Corp.	332,639
2,987	McDonald’s Corp.	336,247
2,449	Merck & Co., Inc.	143,805
8,409	Microsoft Corp.	503,867
5,919	ONEOK, Inc.	286,657
6,098	Paychex, Inc.	336,610
6,231	Pfizer, Inc.	197,585
6,305	Philip Morris International, Inc.	608,054
8,198	PPL Corp.	281,519
3,199	Raytheon Co.	437,015
5,442	Republic Services, Inc.	286,412
10,753	Reynolds American, Inc.	592,275
11,465	Six Flags Entertainment Corp.	638,027
10,207	Starbucks Corp.	541,685
1,921	Stryker Corp.	221,587
5,079	Texas Instruments, Inc.	359,847
7,188	The Dow Chemical Co.	386,786
2,130	The Procter & Gamble Co.	184,884
5,359	The Walt Disney Co.	496,726
8,991	Verizon Communications, Inc.	432,467
4,583	Waste Management, Inc.	300,920
11,047	Wells Fargo & Co.	508,272

		16,146,817

	Total Common Stocks (Cost $28,983,804)	28,973,232

RIGHTS – 0.0% #
	Spain – 0.0%
21,551	Ferrovial SA Expiration 11/03/16 *	9,227

	Total Rights (Cost $9,659)	9,227

INVESTMENT COMPANY – 28.3%
8,209,984	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	8,209,984

	Total Investment Company (Cost $8,209,984)	8,209,984

Total Investments – 128.3% (Cost $37,203,447)***		37,192,443

Net Other Assets and Liabilities – (28.3)%		(8,208,759)

Net Assets – 100.0%		$28,983,684

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $37,221,705.

Gross unrealized appreciation	$410,631
Gross unrealized depreciation	(439,893)

Net unrealized depreciation	$(29,262)

#	Less than 0.05%
(a)	Securities with a total aggregate market value of $7,703,833, or 26.6% of net assets, were valued under fair value procedures established by the Fund’s Board of Trustees.

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Pictet International Fund1 (the “Fund”) Class N shares returned 1.4% for the fiscal year ended October 31, 2016, compared with a (3.2)% return for its benchmark, the MSCI EAFE Index.

MARKET COMMENTARY

The MSCI EAFE Index return for the 12-month period ended October 31, 2016, suggests that it was a relatively benign period in international equity markets. The reality is that it was a volatile year peppered with significant, market moving events—economic panic, central bank assurances and political shock and uncertainty.

A short period of relative calm at the end of 2015 gave way to savage market declines in the first few days of 2016, catalysed by weak U.S. economic data, China and other Emerging Market concerns and a sharp fall in the oil price. From their high at the start of the period, markets had fallen over 15% by mid-February. Central Bank assurances of continued monetary support catalysed a bounce through Q2, but it became increasingly ‘nervous’ as the U.K. approached its June referendum on whether to remain a member of the European Union. The decision (by a small margin) to leave sent more shockwaves through currency and stock markets. The U.K. Pound fell more than 10% relative to the U.S. Dollar overnight, and nearly 15% relative to the Japanese Yen, which investors saw as a ‘safe haven’ from the European turmoil. The move created major uncertainty about the future of the U.K.’s relationship with Europe, and indeed spawned concerns about the future of the E.U. as a whole. Despite this, markets soon recovered from their post-‘Brexit’ lows as a raft of more positive macro and company-level releases, particularly in Europe, buoyed investor sentiment. Defensive sectors, which had been stronger prior to the U.K. vote, declined, as cyclical companies took up the running. Commodity prices, and most notably the oil price, recovered, and were close to 12-month highs by mid-October.

Brexit and the vacuum of information about what it will actually look like meant that European markets were the weakest performers over the period. Currency strength and a greater sensitivity to rising commodity prices later in the period drove Pacific ex-Japan markets (particularly Australia) to be the best performers. Japan was also ahead of the Index.

At a sector level, the post-Brexit rotation out of defensive sectors meant that cyclical groups were the best performers over the period. The advance was led by resources companies, IT and industrials. The exception to this pattern was financial companies (especially banks) for which ultra-low interest rates remain a major headwind. They were among the main benchmark laggards despite a late recovery. Health care companies were the weakest over the period, mainly due to the increasing scrutiny of drug pricing practices in the U.S. market.

PERFORMANCE REVIEW

In an environment that has proved tough for many active managers, the Fund outperformed the benchmark over the period. Stock selection was the overriding driver of this performance, but at an aggregate level, the underweight positions in financials and the Pacific ex-Japan region, and the overweight position in industrials, were positive. At an individual stock level, the main positive contributions were made by:

Royal Dutch Shell (“RDS”) (integrated oil/ gas, Netherlands/U.K.) performed strongly throughout the period as a result of three drivers. First was the Q1 completion of its acquisition of gas Exploration & Production (E&P) rival, BG Group (U.K.). In the prevailing environment of weak oil prices, the deal confirms RDS as the global leader in the natural gas/liquefied natural gas (LNG) market, and marries its infrastructure-rich, but reserve-poor business with BG’s vast future reserves. It is now by some way the lowest cost LNG producer globally. The significant strategic logic allowed RDS’ stock to outperform the oil price decline early in the year.

Later on, the U.K.’s Brexit vote created another tail wind as the sharp decline of the U.K. Pound favored groups like RDS that deal in U.S. Dollar markets, but both report in, and have a disproportionate amount of their cost base in U.K. Pounds.

BBA Aviation (“BBA”) (U.S. airport services, U.K.) rose steadily through the period. The main underlying driver of performance was the move towards, and then completion of, a major acquisition of U.S. private company, Landmark. The deal elevates BBA to being the dominant provider of ground-based services (refuelling, ground handling, maintenance, cleaning, etc.) at private jet airports in North America. At the same time as achieving this position in a high-return, less-cyclical market, BBA announced the disposal of its lower margin, more volatile commercial airport services business ASIG; a transaction that will it complete in 2017. While U.K. listed, BBA’s revenues are overwhelmingly earned in U.S. Dollars, so it, too, was a beneficiary of the U.K. Pound’s decline following the Brexit vote in June. The share price rise reflects both the increase to the scale of the private airport operations, and the higher rating accorded to future earnings as management executes its strategy to focus operations on higher-quality, lower-volatility areas of the market. With further scope for the disposal of other non-core businesses, the Fund remains holders.

H. Lundbeck (pharmaceuticals, Denmark). Although its path was volatile, and it was sold from the Fund mid Q2 2016, H. Lundbeck made a significant positive contribution to relative performance. The company specializes in the development of drugs to treat neurological and psychological disorders. In mid-2015, the stock received a triple boost: first, from the appointment of a new CEO, Kare Schultz, after a highly successful period as COO of Novo Nordisk; second, from the approval and early sales success of key depression/ schizophrenia drug brexpiprazole (marketed as ‘Rexulti’ in the U.S.) and third, from the expectation that during 2016 the FDA would grant an extension

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

to their existing approval of depression drug Brintellix, that moved it ahead of competitors. Shortly after his appointment, Schultz announced a major cost cutting program designed to bridge a potential two-year profit dip as sales of legacy drugs come off patent before sales of newly approved drugs could grow to compensate. The positive effects of these moves, and updates on their progress, drove the stock up steadily through the early part of the period. By mid Q1, the shares were trading at close to our assessment of intrinsic value and, having already taken some profit, the rest of the holding was sold. Subsequently, not holding the stock has also been a positive. At the end of March, the FDA rejected an extension to Brintellix’s approval, causing a sharp sell-off. Although the stock recovered, it then sold off sharply again in September, when an Alzheimer’s drug in H. Lundbeck’s development pipeline failed its first stage of phase III clinical trials and was abandoned.

While failing to offset these positives, notable negative contributions to relative performance were made by:

Inmarsat (satellite communications services, U.K.), which declined from end 2015 highs as investors were frustrated by the mixed start the company has made to monetizing its investment in a newly complete array of satellites. The ‘Global Xpress’ (GX) service it can now offer is unique: global, seamless high bandwidth satellite data services for a maritime, aviation and government (military) customer base. Two developments have caused the share price retreat. First, rival providers of less technologically advanced services have announced plans to invest heavily in new satellite capacity. These plans will take years to yield a capability that can rival GX, but even the suggestion spooked investors. Second, the market had expected Inmarsat to start winning contracts in the fast growing aviation data market where their capabilities got them awarded the whole contract. The reality of the first win is that airlines are blending GX’s intercontinental data capabilities over oceans with cheaper ground-based offerings over land. Our view, based on longer-term considerations, is that while the initial transition from technological risk and cash burn (launching and commissioning satellites) to commercial risk and cash generation (marketing and selling the services) is disappointing some investors, Inmarsat has the long-term potential to generate high rates of return on a unique asset in a market with huge barriers to entry. Having added to the position on underperformance, Inmarsat remains one of the larger positions in the Fund.

Nokia (cellular network infrastructure, Finland) is also a company undergoing a transition, and conditions in its main market, rather than problems with this transition, have caused its stock to be weak. In early 2015, Nokia completed the acquisition of rival cellular network infrastructure (‘CNI’) group, Alcatel. The strategic logic of the combination is compelling in a market that now has only three major players, and we believe both the cost savings of the merger will yield over the coming several years and the greater vertical integration it brings to the company make it more attractive still. Progress updates on the integration plan have all been positive; it is either on or ahead of schedule in all areas. That said, the market is a cyclical one, and as the global roll out of 4G services peaks, Nokia is now entering a tougher period in its main field of activity. It is this fact that is weighing on the stock. Away from CNI, Nokia sold its digital mapping database (‘HERE’) to a consortium of German auto OEMs, and is progressing well with the generation of new royalty streams from its cellular intellectual property assets. What management has under its control it is delivering on, and we like the longer-term implications of better order in the CNI market, a deeper and more focused CNI business and the Alcatel merger synergies that should be realized by the time the next cellular technology generation kicks in. As with Inmarsat, the Fund has added to the position on weakness and remains a holder.
FUND ACTIVITY

Given the relatively rich valuation of markets and the potential for further volatility, the Fund started the period with relatively defensive positioning. This was the by-product of an increasing stock level focus through 2014/15 on buying business models with longer-duration, more visible future cash flow generation profiles. While industrial companies comprised the biggest overweight, few of the holdings were traditional deep cyclical manufacturers. Rather, the exposure was tilted towards long contract industrial service names like Elis (contract supplier of linen to hospitality trade, France) and Fujitec (elevator manufacturing and contract maintenance, Japan), and ‘utility-like’ companies such as Vinci (contractor and toll road operator, France). This exposure has remained broadly unchanged over the period.

Offsetting this industrials overweight were underweight positions in other cyclical sectors: materials, consumer discretionary and financials. The consumer discretionary position was the only one to change meaningfully over the period, as the sector proved to be fertile ground for stock selection. Key new additions included Vivendi (broadcast and online media, France) and JD.com (online retailer, China), and Japanese companies ABC-Mart (shoe retailer), NGK Sparkplug (auto parts), Rakuten (online retailer) and Sony (consumer electronics and media). The Fund ended the period with an overweight to the consumer discretionary sector.

Other important overweights maintained through the period were in IT and tele-coms, while positioning in the health care sector moved from neutral to overweight thanks to outperformance, and the addition of Grifols (blood products, Spain), Hoya (ophthalmic glass, Japan) and Teva (generic pharmaceuticals, Israel). The underweight in financials increased through the period as a number of holdings, particularly banks, either achieved our assessment of their intrinsic value, or had their investment case revised down, and were sold.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

At a regional level, the balance of stock-level activity reduced an initially underweight position in Japan closer to neutral and reduced the overweight position in the Pacific ex-Japan. Exposure to Europe fell modestly to leave the Fund a little underweight. The all-cap profile that has been a consistent feature of the Fund was maintained, although the aggregate weighting in mid- and smaller-cap companies (sub US$10 million market capitalization) fell over the period.

MARKET OUTLOOK

The result of the U.S. presidential election is another surprise for equity investors. As we write, the immediate market reaction has been somewhat benign. In the face of a steepening yield curve, this reaction suggests the result is perceived as being positive for nominal growth; at least in the short-term. If this is the case, we would expect interest rate sensitive stocks (banks) and cyclical growth sensitive companies (industrials) to continue their trend of the last few months and outperform. Defensive sectors are likely to continue to lag. We already believe that this post-Brexit shift has opened a clear valuation gap between defensive stocks we considered expensive only a few months ago, and their more cyclical counterparts. If this scenario continues to play out post-U.S. election (particularly the defensive sell off) it should begin to yield some highly attractive opportunities for stock pickers of a ‘contrarian’ persuasion.

At the time of this writing, the U.S. election has ended in favored of Donald Trump. The challenge faced by investors following Mr. Trump’s surprise victory is rather different from that following other recent political events (Brexit, Euro crisis, etc.). Notwithstanding the early reaction of markets, we have virtually no clarity as to the future policy of the U.S. administration and its impact on the world economy and financial markets. We have campaign headlines, but little idea as to how they will translate into practical action. Away from the U.S., the next important political event is the Italian referendum on constitutional reforms. The referendum in itself doesn’t represent a significant economic event but will allow the Italian people to serve judgment on the current government’s intention to push ahead with much needed reforms. ‘Defeat’ and the likely subsequent demise of the Italian government, could once again create a negative chain reaction across the European periphery. While at the time of writing a negative outcome seems to be partly priced in, each victory for populism /isolationism /anti-establishmentarianism (Brexit, Trump) potentially emboldens support for similar movements in other countries. Perhaps markets should be according shorter odds to ‘left field’ outcomes in Italy and in the 2017 German, French and Dutch general elections?

In the short-to-medium term, the most likely market scenario is ‘more of the same:’ a broadly sideways trend, but with considerable volatility. While recent periods have proved that this is an environment in which we can remain optimistic about both the prospects for the Fund’s holdings, and the likelihood of seizing new opportunities, we also remain wary of the increasing political risk.

FUND STRATEGY

We continue to seek to exploit market volatility, aware of the uncertain future that recent events have created. However, we believe the risks linked to the Italian referendum are partly priced in, as companies have been affected by a ‘zip code’ effect. At the same time, whilst the increased expectations of changes in monetary policy have the potential to sustain the pro-cyclical rally that we have seen, the recent sell off in defensive names has the potential to offer attractive opportunities for the long term.

Having made few significant changes to the Fund over recent quarters, it retains an underweight position in financials (banks in particular), materials and consumer staples (where valuations remain stretched), whilst remaining overweight industrials (particularly utility-like infrastructure operations with long duration assets and high cash flow visibility), and IT stocks. The Fund remains highly active versus the benchmark with distinctive ‘growth at a reasonable price’ characteristics (active share remains close to 90%).

The views expressed represent the opinions of Pictet Asset Management Limited, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Pictet International Fund.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Pictet International Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Pictet International Fund’s Class N on April 14, 2014, to a $10,000 investment made in the MSCI EAFE Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Pictet International Fund and the MSCI EAFE Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Managers Pictet International Fund[2,3,4,5,6,7]
Class N	1.42%	(0.95)%	04/14/14
Class I	1.67%	(0.62)%	04/14/14
MSCI EAFE Index[8]	(3.23)%	(2.25)%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[5]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[8]	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Pictet International Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 97.7%
	Australia – 4.2%
2,500,209	Computershare, Ltd. (a)	$20,027,422
3,372,320	Estia Health, Ltd. (a)	6,870,531
1,416,000	Oil Search, Ltd. (a)	7,097,862
4,243,972	Primary Health Care, Ltd. (a) (b)	12,370,250
262,753	REA Group, Ltd. (a)	10,190,181

		56,556,246

	Belgium – 5.1%
580,962	Ageas (a)	21,224,636
284,140	Anheuser-Busch InBev SA/NV	32,610,832
447,553	Ontex Group NV (a) (b)	13,537,752

		67,373,220

	Bermuda – 1.1%
242,806	Jardine Matheson Holdings, Ltd.	14,789,313

	Cayman Islands – 6.5%
2,592,748	Cheung Kong Property Holdings, Ltd. (a)	19,167,313
3,198,748	CK Hutchison Holdings, Ltd. (a)	39,498,241
601,491	JD.com, Inc., ADR *	15,608,691
7,797,200	MGM China Holdings, Ltd. (a)	12,864,066

		87,138,311

	Denmark – 1.5%
302,217	DSV A/S (a)	14,633,309
306,563	Matas A/S (a) (b)	5,949,673

		20,582,982

	Finland – 1.8%
5,312,580	Nokia OYJ (a)	23,718,443

Shares		Market Value
	France – 9.2%
23,921	Bollore SA - New * (a) (b)	$78,754
5,863,089	Bollore SA (a) (b)	19,302,851
678,644	Elis SA (a) (b)	11,274,951
365,152	Orpea (a) (b)	30,391,027
200,787	Rubis SCA (a)	18,310,073
417,456	Vinci SA (a)	30,232,103
678,149	Vivendi SA (a)	13,726,171

		123,315,930

	Germany – 1.6%
125,513	Linde AG (a)	20,730,656

	Hong Kong - 1.0%
22,408,309	PCCW, Ltd. (a)	13,338,485

	Israel - 1.2%
387,768	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	16,573,204

	Italy - 2.4%
2,007,131	Banca Popolare dell’Emilia Romagna SC (a)	9,431,694
721,553	Cerved Information Solutions SpA (a)	5,807,761
1,415,037	Leonardo-Finmeccanica SpA * (a)	17,230,195

		32,469,650

	Japan - 22.6%
340,800	ABC-Mart, Inc. (a)	20,736,644
690,600	Bandai Namco Holdings, Inc. (a)	20,687,617
119,000	cocokara fine, Inc. (a)	4,603,024
553,200	CyberAgent, Inc. (a)	16,071,888
725,300	Fujitec Co., Ltd. (a) (b)	8,297,440
499,800	Hoya Corp. (a)	20,853,653
1,616,500	Inpex Corp. (a)	15,079,954
851,800	Japan Tobacco, Inc. (a)	32,385,544
820,200	LIXIL Group Corp. (a)	18,838,612
285,400	Miraca Holdings, Inc. (a)	13,778,022
1,251,800	NGK Spark Plug Co., Ltd. (a)	24,842,395
1,179,000	Rakuten, Inc. (a)	13,592,287
1,459,600	SKY Perfect JSAT Holdings, Inc. (a) (b)	7,233,114
539,300	SoftBank Group Corp. (a)	33,965,719
1,059,800	Sompo Japan Nipponkoa Holdings, Inc. (a)	34,291,734
529,200	Sony Corp. (a)	16,679,457

		301,937,104

	Luxembourg - 1.2%
362,000	Millicom International Cellular SA, SDR (a) (b)	15,905,111

	Netherlands - 6.4%
333,597	ASML Holding NV (a)	35,292,717
277,992	Koninklijke DSM NV (a)	17,867,879
1,251,826	Royal Dutch Shell PLC, Class B (a)	32,287,871

		85,448,467

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Pictet International Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	South Korea – 1.2%
11,577	Samsung Electronics Co., Ltd. (a)	$16,558,912

	Spain – 5.4%
4,383,420	Banco Bilbao Vizcaya Argentaria SA (a)	31,555,013
1,092,231	Grifols SA, ADR	15,607,981
1,362,927	Merlin Properties Socimi SA (a)	15,291,809
2,460,001	Obrascon Huarte Lain SA (a)	9,860,295

		72,315,098

	Sweden – 2.3%
1,070,432	Alfa Laval AB (a)	15,357,141
1,714,837	Com Hem Holding AB (a) (b)	15,431,786

		30,788,927

	Switzerland – 6.2%
370,867	Cie Financiere Richemont SA (a)	23,843,006
131,006	Gategroup Holding AG * (a) (b)	6,890,872
460,079	Nestle SA (a)	33,362,128
1,270,231	UBS Group AG * (a)	17,958,100

		82,054,106

	United Kingdom – 16.8%
9,943,396	BBA Aviation PLC (a) (b)	31,441,427
1,691,496	Enterprise Inns PLC * (a) (b)	1,909,944
1,914,496	GlaxoSmithKline PLC (a)	37,819,721
2,600,254	Informa PLC (a)	21,392,632
4,129,502	Inmarsat PLC (a)	35,423,246
413,799	LivaNova PLC * (a)	23,157,150
1,030,089	Petrofac, Ltd. (a)	10,144,911
1,507,920	Prudential PLC (a)	24,607,644
2,708,911	Saga PLC (a)	6,570,755
1,936,549	Standard Chartered PLC * (a)	16,840,121
4,023,372	William Hill PLC (a)	14,554,460

		223,862,011

	Total Common Stocks (Cost $1,278,541,613)	1,305,456,176

INVESTMENT COMPANY – 1.7%
22,156,405	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	22,156,405

	Total Investment Company (Cost $22,156,405)	22,156,405

Total Investments – 99.4% (Cost $1,300,698,018)***		1,327,612,581

Net Other Assets and Liabilities – 0.6%		8,568,545

Net Assets – 100.0%		$1,336,181,126

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $1,305,660,440.

Gross unrealized appreciation	$85,019,691
Gross unrealized depreciation	(63,067,550)

Net unrealized appreciation	$21,952,141

(a)	Securities with a total aggregate market value of $1,210,266,155, or 90.6% of net assets, were valued under fair value procedures established by the Fund’s Board of Trustees.
(b)	These securities have been determined to be illiquid securities. At October 31, 2016, these securities amounted to $180,014,952, or 13.5% of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
SDR	Sponsored Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (unaudited)

MARKET REVIEW

2016 has been a year of uncertainty, as Asian ex-Japan equities started the year with a volatile first quarter, putting investors’ psychology to the test; even more so for value investors whose success relies on prices converging with long-term fundamentals. Volatility heightened further in the second quarter as the Brexit shock came at a time when the global economy was struggling with weak economic and profit growth. The extended period of uncertainty not only weighed on developing countries but also the developed world. With Asian companies reporting stronger third-quarter earnings, Asian markets, particularly Hong Kong and China, staged a rally in the third quarter. In October, Asian markets were under pressure again—the markets slid with global counterparts as opinion polls of the U.S. Presidential Election pointed to a tight race.

CHINA: SIGNS OF STABILIZATION

Amongst all major economies around the world, China is one of the very few that is still growing at a decent pace. In the 2016 annual meeting of the National People’s Congress, the government announced a growth target of 6.5% to 7% for 20161. While China’s economic growth has moderated from its peak, we don’t believe it is entering into an economic hard-landing or debt-driven crisis. In fact, economic data continued to improve during the year. Gross Domestic Product (GDP) growth in the third quarter was stable at 6.7%, in line with forecasts. Fixed-asset investments and retail sales both grew better-than-expected at 8.8% and 10.7% year-on-year (YoY) in September, respectively1. September Producer Price Index (PPI) rose 0.1% YoY, ending 54 months of PPI deflation1. Meanwhile, social stability in China remains relatively intact, and the government is carefully walking a tightrope between managing growth and pressing ahead with structural reforms. Based on the recent encouraging figures, the authorities should have no problem achieving their growth target this year.

With the Renminbi (RMB) finally joined the International Monetary Fund’s special drawing rights and the imminent launch of the Shenzhen-Hong Kong Stock Connect program expected in the fourth quarter, China’s financial reforms are on track to bring the country onto the global center stage.

Year-to-date as of September 30, the China and Hong Kong stock markets recorded US$24 billion of aggregate net inflow. The two key sources of inflows were the passive monies of Emerging Market ETFs and the southbound flows driven by the yield-chasing demand in mainland China. Active funds, which are based more on expectations towards China’s growth, have registered 13 consecutive months of outflow since July 20152. As the valuation gap between large-caps and small-caps widens, and along with the economic outlook of China stabilizing, global investors who are underweight on China, particularly on its smaller- and mid-cap names, may change course anytime and turn the tide.

SOUTH KOREA: FISCAL AND MONETARY SUPPORT AMID POLITICAL AND CORPORATE WOES

South Korea started the year with green shoots emerging. Industrial production rebounded strongly by 3.3% in February from a month earlier, marking the biggest monthly increase since late 2014. Meanwhile, Korea’s GDP rose by 0.7% in the fourth quarter of 2015, slightly faster than expected3. Responding to the prolonged export weakness and the growing pressure to ease policies, the Bank of Korea surprised the market with a rate cut in early June. The base rate was lowered by 25 basis points to a historical low level of 1.25%, marking the first rate cut in a year4.

Entering the second half of the year, volatility increased in the market because of weaker-than-expected third-quarter earnings, negative sentiment on Chinese tourist-driven names, as well as a series of corporate woes. In late October, the controversy of Korea’s President Park Geun-hye dealt the latest blow to the export-dependent nation, plaguing its economy, which was already hit by Samsung Electronics Co.’s smartphone recall, worker strikes at Korea’s largest auto-maker and the bankruptcy of the country’s biggest shipping firm. In the third quarter of 2016, Korea’s real GDP expanded 2.7% YoY, slower than the annual growth rate of 3.3% in the second quarter but beating market expectations5. While downside risks remain, Korea has both monetary and fiscal policy tools to support growth. Fiscal stimulus is possible, as government debt stands at less than 40% of Korea’s GDP6. The stimulus package of 28 trillion Won should also help bolster domestic activities.

TAIWAN: MACRO ENVIRONMENT STRENGTHENING

The Taiwan stock market declined sharply in the early part of the first quarter amid worries on global macro situations and weak demand. The market, however, rebounded strongly and ended high towards the end of the quarter, driven by improving sentiment and strong foreign fund inflows.

In the second quarter, political uncertainties clouded Taiwan’s stock market as investors were worried that President Tsai Ing-wen may send unexpected signals in her inaugural speech that may add tension to the cross-straits relationship. Her lukewarm speech on May 20, however, showed that she struck a balance of interests between her own party and China. This was welcomed by the market and relieved political concerns. Meanwhile, the Central Bank of the Republic of China on June 30 announced to cut the discount rate by 12.5 basis points to 1.375% amid persistent global stagnation and heightened uncertainties after the “Brexit” vote.

Taiwan’s stock market extended the gain in the third quarter with five consecutive months of monthly increase since May 2016. The expectation on prolonged period of low-rate environment after Brexit referendum incentivized market sentiments. Signs of economic recovery also continued to emerge in the second

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

half of the year. In the third quarter, Taiwan’s government revised up the 2016 real GDP growth rate to 1.22% from 1.06%, after three consecutive downward revisions in the last 12 months7.

FUND PERFORMANCE REVIEW

Since its inception on December 16, 2015, AMG Managers Value Partners Asia Dividend Fund8 (the “Fund”) Class N shares delivered a return of 8.4% as of October 31, 2016, compared with the MSCI All Country Asia ex-Japan Index, which rose 12.1%.

From a bottom-up perspective, our stock picks in technology and industrial sectors contributed the most. On the technology side, our topped-up positions in a leading smartphone lens manufacturer in Taiwan generated positive relative performance for the Fund, as we had expected solid margin expansion in light of the dual cam and lens upgrade cycle for high-end smartphones. The Fund’s holdings in a Korean DRAM producer also yielded positively, bolstered by rising personal computer (PC) DRAM prices in September. Looking forward, DRAM prices are expected to climb further and favor top-line growth of the Korean DRAM producer as PC original equipment manufacturers were rushing to secure inventory for the peak season in the fourth quarter. Meanwhile, the share price of an optical fiber and cable company—another top contributor of the Fund—went up 32% in September after announcing a set strong results that beat both top-line and bottom-line estimates. The robust results and share price performance were driven by sustained growth outlook from new production capacity coming on stream and accelerating fixed broadband-related fibre and cable demand in China.

Chinese insurers were among the Fund’s key detractors during the period. As Chinese insurers were generally viewed as a China A-share proxy trade, disappointing performance of China A Shares created market concerns on insurers’ investment return and put negative pressure on their share prices. The utility sector, which consists of independent power producers (IPPs), was another key performance drag for the Fund. The IPPs suffered during the period as moderating China growth led to slower demand and literally translated to lower utilization rate for IPPs. Lastly, the Fund’s holdings in auto names suffered from market concerns on the sales of their domestic brands, which offset their respective solid sales on joint venture’s brands.

OUTLOOK

We remain constructive in Asia ex Japan, as there have been signs of improvements in earnings momentum, corporate profits and balance sheet healthiness which are crucial to drive dividend growth. Policies in the region shall remain accommodative, while fiscal spending should be supportive, particularly in China. While near-term volatility will likely remain, given the heightened uncertainties under the new U.S. political landscape post Trump’s presidential victory, this may generate renewed investment opportunities for the region which showcases stronger economic stability relative to other parts of the world.

VALUE PARTNERS HONG KONG LIMITED NOVEMBER 21, 2016

The views expressed represent the opinions of Value Partners Hong Kong Limited, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	National Bureau of Statistics of China
[2]	Strategic Insight
[3]	Statistics Korea interest
[4]	Bank of Korea
[5]	Statistics Korea
[6]	Ministry of Strategy and Finance, South Korea
[7]	The World Bank
[8]	Prior to October 1, 2016, the Fund was named ASTON/ Value Partners Asia Dividend Fund

.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Value Partners Asia Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Value Partners Asia Dividend Fund’s Class N on December 16, 2015, to a $10,000 investment made in the MSCI All Country Asia Ex-Japan Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Value Partners Asia Dividend Fund and the MSCI All Country Asia Ex-Japan Index for the same time periods ended October 31, 2016.

	Since	Inception
Average Annual Total Returns[1]	Inception	Date
AMG Managers Value Partners Asia Dividend Fund[2,3,4,5,6,7,8,9,10,11,12]
Class N	8.39%	12/16/15
Class I	8.60%	12/16/15
MSCI All Country Asia Ex-Japan Index[13]	12.12%	12/16/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

[7]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[8]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[9]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[10]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[11]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[12]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[13]	The MSCI All Country (AC) Asia ex-Japan Index captures large- and mid-cap representation across 2 of 3 Developed Markets countries (excluding Japan) and eight (8) Emerging Markets countries in Asia. With 625 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index include: Hong Kong and Singapore. Emerging Markets countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand. Unlike the Fund, the MSCI All Country (AC) Asia ex-Japan Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Value Partners Asia Dividend Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 83.4%
	China – 37.7%
97,000	Agricultural Bank of China, Ltd., Class H (a)	$40,805
121,000	Belle International Holdings, Ltd. (a)	73,070
382,000	China Construction Bank Corp., Class H (a)	278,954
65,000	China Life Insurance Co., Ltd., Class H (a)	160,923
147,000	China Lilang, Ltd. (a)	82,815
95,000	China Machinery Engineering Corp., Class H (a)	56,684
84,000	China Overseas Land & Investment, Ltd. (a)	257,871
302,000	China Power International Development, Ltd. (a)	109,821
70,000	China Resources Power Holdings Co., Ltd. (a)	118,605
126,000	China State Construction International Holdings, Ltd. (a)	183,815
87,963	Chongqing Changan Automobile Co., Ltd., Class B (a)	134,119
306,000	CIFI Holdings Group Co., Ltd. (a)	90,018
289,512	Far East Consortium International, Ltd. (a)	118,507
102,000	Goldpac Group, Ltd. (a)	30,217
15,000	Haitian International Holdings, Ltd. (a)	30,921
66,500	Intime Retail Group Co., Ltd. (a)	52,072
386,000	Jiangnan Group, Ltd. (a)	63,615
170,500	Longfor Properties Co., Ltd. (a)	226,301
418,000	PetroChina Co., Ltd., Class H (a)	286,010
189,000	Qingdao Port International Co., Ltd., Class H (a)	115,046
125,000	Sinopec Engineering Group Co., Ltd., Class H (a)	110,356
140,000	SITC International Holdings Co., Ltd. (a)	82,787
106,000	Springland International Holdings, Ltd. (a)	16,400

Shares		Market Value
	China (continued)
54,800	Xinjiang Goldwind Science & Technology Co., Ltd., Class H (a)	$75,550
71,500	Yangtze Optical Fibre and Cable Joint Stock Co., Ltd., Class H (a)	139,260
80,700	Yangzijiang Shipbuilding Holdings, Ltd. (a)	43,143
62,000	Zhejiang Expressway Co., Ltd., Class H (a)	64,911
513	ZTO Express Cayman Inc. *	8,685

		3,051,281

	Hong Kong – 16.1%
32,500	BOC Hong Kong Holdings, Ltd. (a)	115,838
8,000	Cheung Kong Property Holdings, Ltd. (a)	59,141
22,000	Chow Sang Sang Holdings International, Ltd. (a)	38,842
7,500	CK Hutchison Holdings, Ltd. (a)	92,610
30,000	Convenience Retail Asia, Ltd. (a)	16,011
1,170,000	CSI Properties, Ltd. (a)	42,090
188,000	EGL Holdings Co., Ltd. (a)	33,635
188,000	Far East Horizon, Ltd. (a)	171,235
159,000	FSE Engineering Holdings, Ltd.	51,254
60,000	Hui Xian Real Estate Investment Trust, REIT (a)	28,357
116,000	Hutchison Telecommunications Hong Kong Holdings, Ltd. (a)	37,359
14,000	IT, Ltd. (a)	5,155
115,000	Langham Hospitality Investments, Ltd, REIT	45,968
98,000	Lee & Man Chemical Co., Ltd.	30,706
126,000	Nameson Holdings, Ltd. * (a)	26,136
451,049	Oi Wah Pawnshop Credit Holdings, Ltd. (a)	31,923
66,000	Pico Far East Holdings, Ltd. (a)	20,076
68,000	Shimao Property Holdings, Ltd. (a)	90,705
216,000	Skyworth Digital Holdings, Ltd. (a)	139,422
47,000	SmarTone Telecommunications Holdings, Ltd. (a)	70,948
166,000	TK Group Holdings, Ltd. (a)	44,959
114,000	Wasion Group Holdings, Ltd. (a)	66,992
152,000	Wonderful Sky Financial Group Holdings, Ltd. (a)	45,572

		1,304,934

	Indonesia – 2.8%
59,600	Bank Mandiri Persero (a)	52,499
430,400	Bank Pan Indonesia * (a)	26,371
89,800	Indosat*	45,423
161,800	Media Nusantara Citra (a)	26,025
1,474,600	Panin Financial * (a)	21,584
279,100	Perusahaan Gas Negara Persero (a)	54,670

		226,572

	Japan – 0.4%
1,100	Japan Airlines Co., Ltd. (a)	32,463

	Malaysia – 2.2%
36,200	CIMB Group Holdings (a)	43,367
112,000	Mah Sing Group	40,849
11,900	Tenaga Nasional	40,678
50,600	UOA Development (a)	31,033
25,200	ViTrox Corp.	22,407

		178,334

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Value Partners Asia Dividend Fund	October 31, 2016

Schedule of Investments – continued

Shares		Market Value
	Philippines – 0.4%
19,200	Metropolitan Bank & Trust Co. (a)	$32,244

	Singapore – 5.8%
83,600	AIMS AMP Capital Industrial, REIT	82,924
62,900	Asian Pay Television Trust, REIT (a)	23,274
37,362	CapitaLand Retail China Trust, REIT (a)	40,212
143,783	Croesus Retail Trust, REIT (a)	88,906
9,479	DBS Group Holdings, Ltd. (a)	102,170
83,200	Ezion Holdings, Ltd. * (a)	17,826
40,172	Frasers Commercial Trust, REIT (a)	39,391
259,300	IPS Securex Holdings, Ltd.	32,057
73,200	Viva Industrial Trust, REIT	42,092

		468,852

	South Korea – 10.8%
2,523	Dongbu Insurance Co., Ltd. (a)	156,510
339	Fila Korea Ltd. (a)	25,826
3,442	GS Retail Co., Ltd. (a)	146,608
2,255	KB Financial Group, Inc. (a)	83,473
2,365	Korea Electric Power Corp. (a)	102,311
4,855	Macquarie Korea Infrastructure Fund	37,380
908	Maeil Dairy Industry Co., Ltd. (a)	26,865
674	Nong Woo Bio Co., Ltd. * (a)	12,322
85	Samsung Biologics Co. Ltd. * (a)	10,103
1,620	Sekonix Co., Ltd. (a)	18,179
7,060	SK Hynix, Inc. (a)	252,512

		872,089

	Taiwan – 4.8%
12,000	Basso Industry Corp. (a)	32,272
5,000	Kerry TJ Logistics Co. Ltd. (a)	6,558
2,000	Largan Precision Co., Ltd. (a)	235,950
59,000	Mega Financial Holding Co., Ltd. (a)	40,337
4,000	Rechi Precision Co., Ltd. (a)	4,560
22,932	Win Semiconductors Corp. (a) (b)	63,685

		383,362

	Thailand – 2.2%
222,000	AP Thailand PCL (a)	44,965
18,100	Banpu Power PCL * (a)	14,610
40,700	Hana Microelectronics PCL (a)	37,169
29,500	SPCG PCL (a)	17,176
96,300	Supalai PCL (a)	67,109

		181,029

	United States – 0.2%
500	Yum China Holdings Inc. *	12,120

	Total Common Stocks (Cost $6,611,255)	6,743,280

PREFERRED STOCKS – 7.8%
	South Korea – 7.8%
485	Amorepacific Corp. (a)	84,658
427	Amorepacific Group (a)	24,343
217	CJ CheilJedang Corp. (a)	33,331
3,069	LG Corp. (a)	105,668
233	Samsung Electronics Co., Ltd. (a)	267,897

Shares		Market Value
	South Korea (continued)
715	Samsung Fire & Marine Insurance Co., Ltd. (a)	$117,926

		633,823

	Total Preferred Stocks (Cost $632,507)	633,823

PARTICIPATION NOTES – 3.0%
	China – 3.0%
20,300	Gree Electric Appliances, Expiring 12/02/16 (BNP Paribas) * (a) (b)	67,159
10,850	Midea Group Co., Ltd., Expiring 05/08/18 (HSBC Bank) * (a)	43,451
33,500	Midea Group Co., Ltd., Expiring 09/23/23 (HSBC Bank) * (a)	134,157

		244,767

	Total Participation Notes (Cost $207,267)	244,767

WARRANTS – 0.0%#
	Singapore – 0.0%
18,520	Ezion Holdings, Ltd., Expiring 04/24/20*	879

		879

	Total Warrants (Cost $0)	879

EXCHANGE TRADED FUND – 0.7%
	United States – 0.7%
2,000	iShares MSCI India	58,080

	Total Exchange Traded Fund (Cost $58,426)	58,080

INVESTMENT COMPANY – 1.7%
133,233	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%**	133,233

	Total Investment Company (Cost $133,233)	133,233

Total Investments – 96.6% (Cost $7,642,688)***		7,814,062

Net Other Assets and Liabilities – 3.4%		276,819

Net Assets – 100.0%		$8,090,881

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $7,662,340.

Gross unrealized appreciation	$599,041
Gross unrealized depreciation	(447,319)

Net unrealized appreciation	$151,722

#	Less than 0.05%
(a)	Securities with a total aggregate market value of $7,129,327, or 88.1% of net assets, were valued under fair value procedures established by the Fund’s Board of Trustees.
(b)	This security has been determined to be illiquid securities. At October 31, 2016, these securities amounted to $130,844, or 1.6% of net assets.

MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2016, the AMG Managers Montag & Caldwell Balanced Fund1 (the “Fund”) Class N shares returned (0.28)%, compared to the 4.94% return for its benchmark, which is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Government Credit Bond Index. The Fund seeks high-quality growth stocks at attractive valuations, coupled with a core bond portfolio that aims to maximize total return and minimize volatility. Typically, 50% to 70% of assets are devoted to stocks and at least 25% to fixed income.

MARKET ENVIRONMENT

Stocks were generally positive for the year ended October 31, 2016, without a significant bias in market capitalization. The Russell 1000® (large-cap) Index was up 4.26%, the Russell Midcap® Index (mid-cap) was up 4.17% and the Russell 2000® Index (small-cap) was up 4.11%. There was, however, a significant headwind to growth, as value outperformed growth in each size segment, but particularly in the small-cap space. The Russell 2000® Value Index (small-cap value) was up 8.81% vs. a -0.49% return for the Russell 2000® Growth Index (small-cap growth). The spread of value over growth was similar in the mid-cap space and, although not as pronounced, in the large-cap space where the Russell 1000® Value Index (large-cap value) was up 6.37% vs. a 2.28% return for the Russell 1000® Growth Index (large-cap growth).

Performance in the bond market was mixed during the period. Yields on Treasury bonds maturing in two years or less rose as the U.S. Federal Reserve (the Fed) raised the Fed Funds target for the first time in nearly a decade in December 2015, and signaled its intent to continue to raise rates at a gradual pace. The yield curve flattened during the period, with longer maturity Treasury bonds experiencing a decrease in yields, largely driven by low-to-negative yields in other developed markets as foreign central banks adopted negative interest-rate policies. This resulted in long maturity bonds significantly outperforming, with a total return of 9.7% for the 30-year Treasury compared to just a 0.7% return for the two-year Treasury. The yield differential between corporate and Treasury bonds narrowed in the period, leading corporate bonds to outperform, with lower-quality bonds outperforming as investors continued to seek out incremental yield in a low-interest-rate environment. BBB-rated corporate bonds gained 8.2% for the period, compared to the 5.4% gain for bonds rated AA2.

PERFORMANCE REVIEW

The Fund declined (0.28)% vs. a 4.94% increase for the benchmark, which is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays Government Credit Bond Index. The equity markets ended the last quarter of 2015 with increased levels of volatility that accomplished very little in terms of improving overall market valuations. The volatility continued into the start of 2016 with a big draw down. During this market decline, the Fund held up much better than the benchmark and peer group. However, this was short lived as the market bounced back during the second half of the first quarter. This was one of the largest intra-quarter reversals in market history. Unfortunately, while the market recovered, fundamentals continued to deteriorate (S&P 500 Index rallied while earnings estimates for 2016 declined—causing market price to earnings multiples to expand further). Again, market volatility failed to make progress on valuation and the Fund underperformed.

From the February lows through the end of the second quarter, bond yields fell in anticipation of further economic weakness and the now predictable response of central banks extending support to the market by injecting additional liquidity and suppressing interest rates. The leg down in bond yields contributed to significant outperformance in the equity markets by the bond proxies (utilities, telecom and REITs) as investors sought out high and stable dividend yields as a substitute for bonds in an income-starved world. As a result, investors rotated into high-quality large-cap value stocks that offered above average yields. Furthermore, given that the Fund’s consumer staples exposure, generally speaking, is oriented toward higher-growth rather than higher-yield names, its exposure didn’t participate to the degree that the Russell 1000® Growth Index did.

The stock market continued its post-Brexit rally in July, hitting new all-time highs before settling into a mostly calm, sideways trading pattern through August, after central bankers promised additional support in response to any dislocations caused by the decision of U.K. voters to leave the European Union. September ushered in a minor bout of volatility, with stocks dipping about 3% on fears that central banks might begin to withdraw monetary stimulus, before rebounding into quarter-end when those fears proved premature. Generally speaking, the Fund has been disadvantaged in this environment by a mix of high beta, lower-quality, and smaller-cap cyclical bias in the market. Most of the names that benefited from this theme did not fit within our investment discipline.

The equities in the Fund held up better than the benchmark and peer group as the markets sold off in October. Investors grappled with high valuations, a volatile political environment, mixed economic data and an uncertain earnings outlook.

The fixed-income portion of the Fund rose just over 4% during the period, lagging the 4.84% return for the Bloomberg Barclays U.S. Government Credit Bond Index. The Fund benefited from its overweight position to corporate bonds, but results lagged because the Fund did not own bonds rated BBB, and due to an underweight position in long-maturity corporate bonds, which gained 12.5% compared to intermediate corporate bonds, which gained 2.0%3.

OUTLOOK

After moderate gains in the third quarter, the stock market advance may pause as investors discount various economic and political uncertainties, particularly with stock market median valuations near or at all-time highs. The median price-to-earnings valuation ratio for the S&P 500

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (continued)

is higher than 90% of all historical periods going back to 1984, while the price-to-sales ratio is at a record high for the same time period3. With economic data clearly turning mixed, national election uncertainties on the horizon and the Fed signaling a desire to raise interest rates in December into what appears to be slowing growth, investors may hesitate at these unusually high valuation levels. Unprecedented Central Bank policies and historically-low interest rates will likely continue to support these unusually high valuations and, with recession risk still low, downside market risk should also be limited.

We expect Treasury yields to remain range-bound at current low levels, as any increases in Treasury yields will be constrained by the fact that U.S. yields remain attractive relative to other developed sovereign bonds. Investors remain starved for yield, which should continue to benefit corporate bonds. Accordingly, we remain cautiously-positioned for interest rate risk by maintaining duration in the Fund’s bond portfolio that is shorter than the benchmark, while favoring high-quality corporate bonds.

In the low growth, low inflation and low interest rate world that is likely to persist longer term, we believe the Fund’s holdings are well-positioned to provide attractive investment returns. These holdings are, in our opinion, attractively valued and, due to their financial strength and global diversification, their earnings growth is more assured in what is likely to be a slow and uneven global economy.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2016, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

[1]	Prior to October 1, 2016, the Fund was known as ASTON/Montag & Caldwell Balanced Fund.
[2]	Bloomberg Barclays
[3]	Standard & Poors, FactSet

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Managers Montag & Caldwell Balanced Fund’s Class N on October 31, 2006, to a $10,000 investment made in the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index, S&P 500 Index and Bloomberg Barclays U.S. Government Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag & Cald-well Balanced Fund, the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index, S&P 500 Index and Bloomberg Barclays U.S. Government Credit Bond Index for the same time periods ended October 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Montag & Caldwell Balanced Fund[2,3,4,5,6]
Class N	(0.28)%	6.72%	5.62%
Class I	(0.19)%	6.83%	5.77%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index[7]	4.94%	9.52%	6.56%
S&P 500 Index[7]	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Government Credit Bond Index[7]	4.84%	3.01%	4.70%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[7]	The benchmark is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Government Credit Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Bloomberg Barclays U.S. Government Credit Bond Index is an Index of investment grade government and corporate bonds with a maturity date of more than one year. Effective August 24, 2016, the Barclays indices were renamed Bloomberg Barclays indices. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Funds

AMG Managers Montag & Caldwell Balanced Fund	October 31, 2016

Schedule of Investments

% of Net Assets

Shares		Market Value
COMMON STOCKS – 64.8%
	Consumer Discretionary – 6.3%
8,600	Dollar Tree, Inc. *	$649,730
303	The Priceline Group, Inc. *	446,692
7,900	Starbucks Corp.	419,253
3,800	The TJX Cos, Inc.	280,250

		1,795,925

	Consumer Staples – 21.2%
10,000	The Coca-Cola Co.	424,000
3,000	Colgate-Palmolive Co.	214,080
1,618	Costco Wholesale Corp.	239,253
2,950	The Estee Lauder Cos, Inc., Class A	257,034
8,500	The Kraft Heinz Co.	756,075
17,500	Mondelez International, Inc., Class A	786,450
3,170	Monster Beverage Corp. *	457,558
8,500	PepsiCo, Inc.	911,200
6,100	Philip Morris International, Inc.	588,284
6,500	The Procter & Gamble Co.	564,200
10,100	Walgreens Boots Alliance, Inc.	835,573

		6,033,707

	Energy – 1.3%
4,900	Occidental Petroleum Corp.	357,259

	Financials – 2.0%
2,066	Intercontinental Exchange, Inc.	558,626

	Healthcare – 14.1%
1,507	Allergan PLC (Ireland) *	314,872
3,486	Amgen, Inc.	492,084
4,300	Bristol-Myers Squibb Co.	218,913
5,200	Celgene Corp. *	531,336
8,200	Danaher Corp.	644,110
9,100	Medtronic PLC (Ireland)	746,382
4,453	Thermo Fisher Scientific, Inc.	654,724
2,900	UnitedHealth Group, Inc.	409,857

		4,012,278

Shares		Market Value
	Industrials – 3.4%
5,000	Honeywell International, Inc.	$548,400
4,000	United Parcel Service, Inc., Class B	431,040

		979,440

	Information Technology – 16.5%
2,950	Accenture PLC, Class A (Ireland)	342,908
990	Alphabet, Inc., Class A *	801,801
6,000	Apple, Inc.	681,240
6,100	Facebook, Inc., Class A *	799,039
3,100	Fidelity National Information Services, Inc.	229,152
3,800	MasterCard, Inc., Class A	406,676
10,700	QUALCOMM, Inc.	735,304
8,600	Visa, Inc., Class A	709,586

		4,705,706

	Total Common Stocks (Cost $17,628,409)	18,442,941

Par Value
CORPORATE NOTES AND BONDS – 21.3%
	Consumer Staples – 2.6%
$350,000	PepsiCo, Inc. Senior Unsecured Notes 5.000%, 06/01/18	371,118
350,000	Wal-Mart Stores, Inc. Senior Unsecured Notes 3.250%, 10/25/20	373,006

		744,124

	Energy – 1.2%
350,000	Chevron Corp. Senior Unsecured Notes 1.718%, 06/24/18	352,474
	Financials – 7.4%
325,000	Berkshire Hathaway, Inc. Senior Unsecured Notes 3.125%, 03/15/26	337,832
300,000	General Electric Co. Senior Unsecured Notes, MTN 4.375%, 09/16/20	330,008
325,000	JPMorgan Chase & Co. Senior Unsecured Notes 4.350%, 08/15/21	355,202
350,000	State Street Corp. Senior Unsecured Notes 2.550%, 08/18/20	360,716
350,000	US Bancorp Subordinated Notes, MTN 2.950%, 07/15/22	363,220
350,000	Wells Fargo & Co. Senior Unsecured Notes, MTN 2.150%, 01/30/20	352,939

		2,099,917

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Balanced Fund	October 31, 2016

Schedule of Investments – continued

Par Value		Market Value
	Healthcare – 3.7%
250,000	Johnson & Johnson Senior Unsecured Notes 5.950%, 08/15/37	$354,290
350,000	Merck & Co., Inc. Senior Unsecured Notes 2.350%, 02/10/22	356,654
350,000	Pfizer, Inc. Senior Unsecured Notes 1.100%, 05/15/17	350,475

		1,061,419

	Industrials – 1.3%
350,000	United Parcel Service, Inc. Senior Unsecured Notes 3.125%, 01/15/21	372,739

	Information Technology – 5.1%
350,000	Alphabet, Inc. Senior Unsecured Notes 3.625%, 05/19/21	382,324
350,000	Apple, Inc. Senior Unsecured Notes 1.000%, 05/03/18	349,616
350,000	Oracle Corp. Senior Unsecured Notes 2.500%, 10/15/22	356,142
350,000	QUALCOMM, Inc. Senior Unsecured Notes 2.250%, 05/20/20	355,967

		1,444,049

	Total Corporate Notes and Bonds (Cost $5,962,334)	6,074,722

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 11.8%
	Fannie Mae – 0.1%
7,940	7.500%, 02/01/35 Pool # 787557	8,689
2,761	7.500%, 04/01/35 Pool # 819231	2,912
9,999	6.000%, 11/01/35 Pool # 844078	11,459

		23,060

	Freddie Mac – 1.0%
275,000	1.000%, 09/29/17	275,781
4,610	5.500%, 12/01/20 Gold Pool # G11820	4,904

		280,685

	Ginnie Mae – 0.00%#
3,740	5.500%, 02/15/39 Pool # 698060	4,241

	U.S. Treasury Bonds – 3.6%
200,000	5.375%, 02/15/31	284,289
425,000	3.500%, 02/15/39	506,248
225,000	3.125%, 11/15/41	250,550

		1,041,087

Par Value		Market Value
	U.S. Treasury Notes – 7.1%
225,000	4.625%, 02/15/17	$227,795
350,000	1.000%, 12/15/17	351,059
350,000	1.375%, 09/30/18	353,329
325,000	1.500%, 01/31/19	329,228
375,000	2.500%, 05/15/24	397,463
350,000	2.125%, 05/15/25	360,083

		2,018,957

	Total U.S. Government and Agency Obligations (Cost $3,297,334)	3,368,030

Shares
INVESTMENT COMPANY – 2.6%
729,573	Dreyfus Government Cash Management
	Fund, Institutional Class Shares, 0.28%**	729,573

	Total Investment Company (Cost $729,573)	729,573

Total Investments – 100.5% (Cost $27,617,650)***		28,615,266

Net Other Assets and Liabilities – (0.5)%		(151,229)

Net Assets – 100.0%		$28,464,037

*	Non-income producing security.
**	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
***	At October 31, 2016, the aggregate cost for Federal income tax purposes is $28,008,243.

Gross unrealized appreciation	$1,426,789
Gross unrealized depreciation	(819,766)

Net unrealized appreciation	$607,023

#	Less than 0.05%
MTN	Medium Term Note
PLC	Public Limited Company

Rating (unaudited)****

Common Stocks	66.1%
U.S. Government and Agency Obligations	12.1%
Aaa	1.3%
Aa	11.4%
A	9.1%

100%

**** As a percentage of market value excluding investment company.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

The accompanying notes are an integral part of these financial statements.

AMG Funds

October  31, 2016

Notes to Schedule of Investments

The summary of each Fund’s investments that are measured at fair value by Level within the fair value hierarchy as of October 31, 2016 is as follows:

Funds	Total Value	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
AMG Managers Fairpointe Focused Equity Fund
Assets
Investments in Securities*	$7,152,272	$7,152,272	$—	$—

AMG River Road Focused Absolute Value Fund
Assets
Investments in Securities*	$11,705,879	$11,705,879	$—	$—

AMG Managers Montag & Caldwell Growth Fund
Assets
Investments in Securities*	$1,342,007,889	$1,342,007,889	$—	$—

AMG River Road Dividend All Cap Value Fund
Assets
Investments in Securities*	$852,050,920	$852,050,920	$—	$—

AMG River Road Dividend All Cap Value Fund II
Assets
Investments in Securities*	$117,923,790	$117,923,790	$—	$—

AMG Managers Fairpointe Mid Cap Fund
Assets
Investments in Securities*	$3,494,952,034	$3,494,952,034	$—	$—

AMG Managers Montag & Caldwell Mid Cap Growth Fund
Assets
Investments in Securities*	$8,107,686	$8,107,686	$—	$—

AMG Managers LMCG Small Cap Growth Fund
Assets
Common Stocks
Consumer Discretionary	$15,152,158	$15,152,158	$—	$—
Consumer Staples	5,194,161	5,194,161	—	—
Energy	907,050	907,050	—	—
Financials	4,692,621	4,692,621	—	—
Healthcare	26,832,623	26,832,623	—	—
Industrials	15,457,064	15,457,064	—	—
Information Technology	31,442,427	31,442,427	—	—
Materials	3,321,909	3,321,909	—	—
Real Estate	5,081,985	5,081,985	—	—
Telecommunication Services	3,032,140	3,032,140	—	—

Total Common Stocks	111,114,138	111,114,138	—	—
Rights	996	—	—	996

Total	$111,115,134	$111,114,138	$—	$996

AMG River Road Select Value Fund
Assets
Investments in Securities*	$39,642,073	$39,642,073	$—	$—

AMG River Road Small Cap Value Fund
Assets
Investments in securities*	$267,851,687	$267,851,687	$—	$—

AMG Managers Silvercrest Small Cap Fund
Assets
Investments in Securities*	$201,202,179	$201,202,179	$—	$—

AMG GW&K U.S. Small Cap Growth Fund
Assets
Investments in Securities*	$42,366,224	$42,366,224	$—	$—

AMG Funds

October 31, 2016

Notes to Schedule of Investments – continued

Funds	Total Value	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
AMG Managers DoubleLine Core Plus Bond Fund
Assets
Corporate Bonds and Notes **	$188,914,066	$—	$188,914,066	$—
Collateralized Mortgage and Asset-Backed Securities	115,815,417	—	115,815,417	—
U.S. Government and Agency Obligations**	304,989,525	—	304,989,525	—
Other Mortgage and Asset-Backed Securities	56,110,586	—	56,110,586	—
Municipal Bonds	1,185,600	—	1,185,600	—
Foreign Government Notes and Bonds	12,767,881	—	12,767,881	—
Common Stock	8,820	8,820	—	—
Investment Companies*	22,524,939	22,524,939	—	—

Total	$702,316,834	$22,533,759	$679,783,075	$—

AMG Managers Anchor Capital Enhanced Equity Fund
Assets
Common Stocks*	$63,431,540	$63,431,540	$—	$—
Purchased Options	267,750	267,750	—	—
Investment Company*	85,209	85,209	—	—

Total Assets	63,784,499	63,784,499	—	—

Liabilities
Written Options	(1,705,114)	(1,697,114)	(8,000)	—

Total Liabilities	(1,705,114)	(1,697,114)	(8,000)	—

AMG Managers Lake Partners LASSO Alternative Fund
Assets
Investments in Securities*	$103,030,598	$103,030,598	$—	$—

AMG River Road Long-Short Fund
Assets
Investments in Securities*	$63,761,466	$63,761,466	$—	$—

Total Assets	63,761,466	63,761,466	—	—

Liabilities
Common Stocks*	(13,434,215)	(13,434,215)	—	—
Exchange Traded Funds	(832,690)	(832,690)	—	—

Total Liabilities	(14,266,905)	(14,266,905)	—	—

AMG Managers Guardian Capital Global Dividend Fund
Assets
Common Stocks
Australia	$922,847	$—	$922,847	$—
Belgium	542,110	542,110	—	—
Bermuda	278,086	278,086	—	—
Canada	1,087,780	1,087,780	—	—
France	1,313,557	—	1,313,557	—
Germany	900,360	—	900,360	—
Ireland	612,522	612,522	—	—
Israel	366,225	148,351	217,874	—
Netherlands	298,428	298,428	—	—
New Zealand	339,021	—	339,021	—
Norway	564,941	564,941	—	—
Singapore	449,028	449,028	—	—
Spain	559,884	—	559,884	—
Switzerland	909,416	142,466	766,950	—
United Kingdom	3,682,210	998,870	2,683,340	—
United States	16,146,817	16,146,817	—	—

Total Common Stocks	28,973,232	21,269,399	7,703,833	—
Rights	9,227	9,227	—	—
Investment Company*	8,209,984	8,209,984	—	—

Total	$37,192,443	$29,488,610	$7,703,833	$—

AMG Funds

October 31, 2016

Notes to Schedule of Investments – continued

			Level 2	Level 3
		Level 1	Significant	Significant
	Total	Quoted	Observable	Unobservable
Funds	Value	Prices	Inputs	Inputs
AMG Managers Pictet International Fund
Assets
Common Stocks
Australia	$56,556,246	$—	$56,556,246	$—
Belgium	67,373,220	32,610,832	34,762,388	—
Bermuda	14,789,313	14,789,313	—	—
Cayman Islands	87,138,311	15,608,691	71,529,620	—
Denmark	20,582,982	—	20,582,982	—
Finland	23,718,443	—	23,718,443	—
France	123,315,930	—	123,315,930	—
Germany	20,730,656	—	20,730,656	—
Hong Kong	13,338,485	—	13,338,485	—
Israel	16,573,204	16,573,204	—	—
Italy	32,469,650	—	32,469,650	—
Japan	301,937,104	—	301,937,104	—
Luxembourg	15,905,111	—	15,905,111	—
Netherlands	85,448,467	—	85,448,467	—
South Korea	16,558,912	—	16,558,912	—
Spain	72,315,098	15,607,981	56,707,117	—
Sweden	30,788,927	—	30,788,927	—
Switzerland	82,054,106	—	82,054,106	—
United Kingdom	223,862,011	—	223,862,011	—

Total Common Stocks	1,305,456,176	95,190,021	1,210,266,155	—
Investment Company*	22,156,405	22,156,405	—	—

Total	$1,327,612,581	$117,346,426	$1,210,266,155	$—

AMG Managers Value Partners Asia Dividend Fund
Assets
Common Stocks
China	$3,051,281	$8,685	$3,042,596	$—
Hong Kong	1,304,934	127,928	1,177,006	—
Indonesia	226,572	45,423	181,149	—
Japan	32,463	—	32,463	—
Malaysia	178,334	103,934	74,400	—
Philippines	32,244	—	32,244	—
Singapore	468,852	157,073	311,779	—
South Korea	872,089	37,380	834,709	—
Taiwan	383,362	—	383,362	—
Thailand	181,029	—	181,029	—
United States	12,120	12,120	—	—

Total Common Stocks	6,743,280	492,543	6,250,737	—
Preferred Stocks
South Korea	633,823	—	633,823	—
Participation Notes
China	244,767	—	244,767	—
Warrants
Singapore	879	879	—	—
Exchange Traded Fund	58,080	58,080	—	—
Investment Company*	133,233	133,233	—	—

Total	$7,814,062	$684,735	$7,129,327	$—

AMG Managers Montag & Caldwell Balanced Fund
Assets
Common Stocks*	$18,442,941	$18,442,941	$—	$—
Corporate Notes and Bonds**	6,074,722	—	6,074,722	—
U.S. Government and Agency Obligations**	3,368,030	—	3,368,030	—
Investment Company*	729,573	729,573	—	—

Total	$28,615,266	$19,172,514	$9,442,752	$—

*	All Common Stocks and Investment Company are Level 1. Please refer to the respective Schedule of Investments for industry, sector or country breakout.
**	All corporate notes and bonds and U.S. government and agency obligations held in the Funds are Level 2 securities. For a detailed breakout of the corporate notes and bonds and U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Investments.

AMG Funds

October 31, 2016

Notes to Schedule of Investments – continued

As of October 31, 2016, transfers between Level 1 and Level 2 are as follows:

Funds	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1
AMG Managers Pictet International Fund	$34,432,101	$14,789,313

As of October 31, 2016, there were no Level 3 securities for which significant unobservable inputs or Investment Manager assumptions used in determining fair value except for AMG Managers LMCG Small Cap Growth Fund, which received rights at no cost as a result of a corporate action.

AMG Funds

October  31, 2016

Statements of Assets and Liabilities

	AMG Managers Fairpointe Focused Equity Fund	AMG River Road Focused Absolute Value Fund
ASSETS:
Investments at value*	$7,152,272	$11,705,879
Receivables:
Dividends, interest and other	2,728	8,341
Fund shares sold	10,000	1,659
Investments sold	—	1,070,003
Receivable from Affiliates	14,777	24,881
Prepaid expenses	18	9

Total assets	7,179,795	12,810,772

LIABILITIES:
Payables:
Due to Custodian	—	328,836
Investments purchased	82,389	586,147
Fund shares redeemed	—	—
Investment advisory and management fees	4,181	6,033
Administration fees	896	1,508
Distribution fees	409	103
Shareholder servicing fees - Fund Level	958	1,127
Shareholder servicing fees - Class N	131	16
Shareholder servicing fees - Class I	347	386
Shareholder servicing fees - Class R	—	—
Professional fees	22,525	17,826
Custodian fees	1,229	5,507
Transfer agent fees	4,168	4,204
Registration fees	26,259	7,813
Trustees fees	145	238
Due to Affiliate	—	42,999
Accrued expenses and other payables	1,418	7,060

Total liabilities	145,055	1,009,803

NET ASSETS	$7,034,740	$11,800,969

NET ASSETS CONSIST OF:
Paid-in capital	$7,155,144	$10,389,414
Accumulated undistributed (distributions in excess of) net investment income (loss)	54,543	77,538
Accumulated net realized gain (loss) on investments	(152,226)	825,823
Net unrealized appreciation (depreciation) on investments	(22,721)	508,194

TOTAL NET ASSETS	$7,034,740	$11,800,969

Class N:
Net Assets	$545,932	$488,942
Shares of beneficial interest outstanding (unlimited authorization)	56,588	45,048
Net asset value, offering and redemption price per share	$9.65	$10.85

Class I:
Net Assets	$6,488,808	$11,312,027
Shares of beneficial interest outstanding (unlimited authorization)	671,070	1,039,891
Net asset value, offering and redemption price per share	$9.67	$10.88

Class R:
Net Assets	$—	$—
Shares of beneficial interest outstanding (unlimited authorization)	—	—
Net asset value, offering and redemption price per share	$—	$—

* Investments at cost	$7,174,993	$11,197,685

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II	AMG Managers Fairpointe Mid Cap Fund	AMG Managers Montag & Caldwell Mid Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Select Value Fund
$1,342,007,889	$852,050,920	$117,923,790	$3,494,952,034	$8,107,686	$111,115,134	$39,642,073
802,515	1,260,300	167,933	244,190	964	10,700	14,625
1,077,482	2,807,645	149,556	2,639,112	46	54,697	783
7,782,917	—	—	33,310,062	167,846	3,746,715	393,768
7,107	3,840	—	19,387	9,129	—	—
5,731	2,234	332	12,616	32	641	158

1,351,683,641	856,124,939	118,241,611	3,531,177,401	8,285,703	114,927,887	40,051,407

—	—	—	—	—	699,144	—
—	1,050,993	153,561	7,064,862	40,467	1,310,303	60,978
5,264,712	3,286,880	4,430	9,130,492	—	853,540	29,164
718,049	434,732	60,317	1,810,700	5,295	93,200	42,308
174,759	108,683	15,079	447,381	1,059	15,328	5,128
114,671	62,613	703	294,643	909	12,491	1,059
176,902	117,240	14,845	551,814	1,018	14,961	4,210
26,960	15,027	169	94,286	182	3,498	254
42,663	28,446	5,863	144,317	171	3,133	1,797
234	—	—	—	—	—	—
48,882	34,561	26,090	61,743	22,559	23,760	23,235
44,680	22,408	5,749	102,005	2,221	10,695	6,416
75,461	17,506	9,446	104,925	4,481	14,707	9,467
18,829	8,493	7,513	13,238	7,393	7,763	7,393
29,484	17,637	2,493	73,288	212	2,671	843
—	—	—	—	—	—	—
162,769	58,483	9,363	303,959	1,773	26,314	4,753

6,899,055	5,263,702	315,621	20,197,653	87,740	3,091,508	197,005

$1,344,784,586	$850,861,237	$117,925,990	$3,510,979,748	$8,197,963	$111,836,379	$39,854,402

$1,093,896,487	$681,599,347	$103,734,876	$2,963,994,075	$6,896,881	$151,243,746	$35,503,903
4,018,189	(374,380)	(158,107)	13,117,515	(45,628)	(983,642)	—
110,374,986	57,322,192	4,745,055	157,163,536	585,225	(34,981,650)	2,760,557
136,494,924	112,314,078	9,604,166	376,704,622	761,485	(3,442,075)	1,589,942

$1,344,784,586	$850,861,237	$117,925,990	$3,510,979,748	$8,197,963	$111,836,379	$39,854,402

$519,008,302	$295,796,849	$3,394,204	$1,374,982,045	$4,215,569	$53,816,068	$4,941,740
26,527,483	24,289,894	251,092	36,689,370	413,871	4,413,841	702,221
$19.56	$12.18	$13.52	$37.48	$10.19	$12.19	$7.04

$820,317,792	$555,064,388	$114,531,786	$2,135,997,703	$3,982,394	$58,020,311	$34,912,662
41,646,230	45,619,311	8,467,309	55,637,809	388,492	4,694,390	4,873,911
$19.70	$12.17	$13.53	$38.39	$10.25	$12.36	$7.16

$5,458,492	$—	$—	$—	$—	$—	$—
285,158	—	—	—	—	—	—
$19.14	$—	$—	$—	$—	$—	$—

$1,205,512,965	$739,736,842	$108,319,624	$3,118,247,412	$7,346,201	$114,557,209	$38,052,131

AMG Funds

October 31, 2016

Statements of Assets and Liabilities – continued

	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund
ASSETS:
Unaffiliated investments at value*	$267,851,687	$201,202,179
Affiliated investment at value**	—	—
Foreign currency (Cost $2,544,386 and $22,870)	—	—
Cash	—	—
Segregated Cash	—	—
Receivables:
Dividends, interest and other	116,349	40,838
Fund shares sold	296,017	468,483
Investments sold	1,393,409	2,621,058
Receivable from Affiliates	506	16,248
Prepaid expenses	735	477

Total assets	269,658,703	204,349,283

LIABILITIES:
Payables:
Due to broker	—	—
Interest and dividends on securities sold short	—	—
Investments purchased	166,721	1,545,504
Fund shares redeemed	598,735	296,765
Investment advisory and management fees	184,113	156,671
Administration fees	34,521	26,112
Distribution fees	4,767	4,377
Shareholder servicing fees – Fund Level	52,817	26,868
Shareholder servicing fees - Class N	1,716	1,226
Shareholder servicing fees - Class I	18,997	10,960
Professional fees	26,398	24,754
Custodian fees	10,453	8,964
Transfer agent fees	8,270	6,552
Registration fees	7,393	27,309
Trustees fees	5,630	4,211
Accrued expenses and other payables	20,112	16,772
Securities sold short, at value (proceeds $14,570,909)	—	—
Call options written, at value (premiums received $1,461,516)	—	—

Total liabilities	1,140,643	2,157,045

NET ASSETS	$268,518,060	$202,192,238

NET ASSETS CONSIST OF:
Paid-in capital	$214,201,934	$187,958,337
Accumulated undistributed (distributions in excess of) net investment income (loss)	—	256,102
Accumulated net realized gain (loss) on investments	13,891,232	1,309,068
Net unrealized appreciation (depreciation) on investments	40,424,894	12,668,731

TOTAL NET ASSETS	$268,518,060	$202,192,238

Class N:
Net Assets	$21,764,709	$20,228,131
Shares of beneficial interest outstanding (unlimited authorization)	1,770,368	1,310,869
Net asset value, offering and redemption price per share	$12.29	$15.43

Class I:
Net Assets	$246,753,351	$181,964,107
Shares of beneficial interest outstanding (unlimited authorization)	19,831,344	11,696,026
Net asset value, offering and redemption price per share	$12.44	$15.56

* Investments at cost	$227,426,793	$188,533,448
** Affiliated investment at cost	—	—

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Anchor Capital Enhanced Equity Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long- Short Fund	AMG Managers Guardian Capital Global Dividend Fund	AMG Managers Pictet International Fund
$42,366,224	$694,479,427	$63,784,499	$103,030,598	$63,761,466	$37,192,443	$1,327,612,581
—	7,837,407	—	—	—	—	—
—	—	—	—	2,470,039	—	23,037
—	985,498	—	—	—	—	—
—	—	—	—	3,839,023	—	—
8,236	4,068,276	115,943	42,389	92,049	33,121	3,530,727
3,496	2,004,578	24,156	19,622	33,549	90	2,186,100
1,750,029	965,447	2,230,302	—	5,495,559	457,014	7,428,188
17,026	151,588	—	—	—	11,634	6,322
2,942	1,496	432	542	169	12	213

44,147,953	710,493,717	66,155,332	103,093,151	75,691,854	37,694,314	1,340,787,168

—	—	—	—	11,422,556	—	—
—	—	—	—	16,432	—	—
1,906,810	1,680,840	952,341	40,725	3,411,254	8,656,907	1,538,104
72,882	760,947	1,107,204	174,958	179,078	—	1,234,666
37,985	269,011	32,900	87,880	48,595	8,358	994,560
7,122	89,670	8,225	13,289	5,795	1,791	172,422
6,802	65,530	10,195	6,951	1,928	213	27
12,256	106,063	11,915	12,866	6,471	30	176,906
1,905	20,970	3,262	1,668	617	—	8
1,419	25,444	1,124	3,647	2,474	—	80,456
23,147	51,162	26,775	25,334	30,107	25,280	37,746
9,693	104,110	14,246	4,021	6,387	5,087	111,828
12,808	22,993	6,345	17,568	5,564	4,106	139,429
25,739	8,913	18,314	7,393	19,834	7,388	37,895
1,616	14,412	1,428	2,244	904	147	23,428
18,688	57,473	13,294	10,556	5,446	1,323	58,567
—	—	—	—	14,266,905	—	—
—	—	1,705,114	—	—	—	—

2,138,872	3,277,538	3,912,682	409,100	29,430,347	8,710,630	4,606,042

$42,009,081	$707,216,179	$62,242,650	$102,684,051	$46,261,507	$28,983,684	$1,336,181,126

$37,702,502	$705,016,348	$67,861,330	$102,271,601	$50,584,509	$29,288,500	$1,266,979,015
(603,111)	417,962	48,923	(472,938)	(717,392)	26,396	17,081,975
(84,248)	1,199,733	(3,656,054)	183,362	(3,506,116)	(319,639)	25,318,606
4,993,938	582,136	(2,011,549)	702,026	(99,494)	(11,573)	26,801,530

$42,009,081	$707,216,179	$62,242,650	$102,684,051	$46,261,507	$28,983,684	$1,336,181,126

$30,976,671	$308,702,609	$46,651,580	$32,630,121	$8,712,900	$997,358	$130,932
8,661,153	28,665,644	5,367,175	2,762,139	789,345	103,150	13,624
$3.58	$10.77	$8.69	$11.81	$11.04	$9.67	$9.61

$11,032,410	$398,513,570	$15,591,070	$70,053,930	$37,548,607	$27,986,326	$1,336,050,194
2,581,874	37,021,116	1,792,263	5,907,363	3,368,599	2,899,797	138,500,819
$4.27	$10.76	$8.70	$11.86	$11.15	$9.65	$9.65

$37,372,286	$693,722,951	$65,552,450	$102,328,572	$64,090,623	$37,203,447	$1,300,698,018
—	8,011,747	—	—	—	—	—

AMG Funds

October 31, 2016

Statements of Assets and Liabilities – continued

	AMG Managers Value Partners Asia Dividend Fund	AMG Managers Montag & Caldwell Balanced Fund
ASSETS:
Unaffiliated Investments at value*	$7,814,062	$28,615,266
Foreign currency (Cost $ 441,950)	441,868	—
Cash	12,216	—
Receivables:
Dividends, interest and other	2,812	80,900
Fund shares sold	—	3,254
Investments sold	98,667	—
Receivable from Affiliates	34,102	11,974
Prepaid expenses	7,743	86

Total assets	8,411,470	28,711,480

LIABILITIES:
Payables:
Investments purchased	162,999	—
Fund shares redeemed	—	157,506
Investment advisory and management fees	5,593	16,751
Administration fees	1,049	3,866
Distribution fees	175	2,314
Shareholder servicing fees - Fund Level	—	3,563
Shareholder servicing fees - Class N	—	1,388
Shareholder servicing fees - Class I	—	158
Professional fees	18,829	26,603
Custodian fees	35,499	4,302
Transfer agent fees	4,120	9,165
Registration fees	25,759	16,503
Trustees fees	170	716
Due to Affiliate	64,933	—
Accrued expenses and other payables	1,463	4,608

Total liabilities	320,589	247,443

NET ASSETS	$8,090,881	$28,464,037

NET ASSETS CONSIST OF:
Paid-in capital	$7,602,477	$25,690,032
Accumulated undistributed (distributions in excess of) net investment income (loss)	90,750	(325,337)
Accumulated net realized gain (loss) on investments	226,416	2,101,726
Net unrealized appreciation (depreciation) on investments	171,238	997,616

TOTAL NET ASSETS	$8,090,881	$28,464,037

Class N:
Net Assets	$808,006	$25,373,423
Shares of beneficial interest outstanding (unlimited authorization)	76,043	1,123,776
Net asset value, offering and redemption price per share	$10.63	$22.58

Class I:
Net Assets	$7,282,875	$3,090,614
Shares of beneficial interest outstanding (unlimited authorization)	685,194	137,368
Net asset value, offering and redemption price per share	$10.63	$22.50

* Investments at cost	$7,642,688	$27,617,650

The accompanying notes are an integral part of these financial statements.

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AMG Funds

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	AMG Managers Fairpointe Focused Equity Fund	AMG River Road Focused Absolute Value Fund(a)
INVESTMENT INCOME:
Dividends	$131,530	$122,751
Foreign taxes withheld	—	—

Total investment income	131,530	122,751

EXPENSES:
Investment advisory and management fees	51,946	54,381
Distribution fees - Class N	5,512	801
Distribution fees - Class R	—	—
Shareholder servicing fees - Fund Level	4,925	2,737
Shareholder servicing fees - Class N	131	16
Shareholder servicing fees - Class I	347	386
Shareholder servicing fees - Class R	—	—
Transfer agent fees	16,318	16,372
Administrative fees	15,759	16,502
Custodian fees	2,274	10,253
Professional fees	22,369	18,371
Registration fees	36,617	33,294
Offering expense	6,131	53,793
Organizational expense	—	6,638
Reports to shareholders	2,540	13,733
Trustees fees and expenses	448	470
Miscellaneous	2,359	2,526

Total expenses before offsets	167,676	230,273

Expense reimbursements	(103,052)	(170,129)
Expense reductions	—	(148)
Fees waivers	—	—

Net expenses	64,624	59,996

NET INVESTMENT INCOME (LOSS)	66,906	62,755

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(14,597)	711,183
Net change in unrealized appreciation (depreciation) on investments	297,720	508,194

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	283,123	1,219,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$350,029	$1,282,132

(a)	The commencement of investment operations for the AMG River Road Focused Absolute Value Fund was November 3, 2015.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II	AMG Managers Fairpointe Mid Cap Fund	AMG Managers Montag & Caldwell Mid Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Select Value Fund
$21,924,165	$24,279,114	$3,726,605	$59,093,180	$63,301	$821,048	$474,135
—	(90,038)	(14,423)	(262,902)	(381)	—	(559)

21,924,165	24,189,076	3,712,182	58,830,278	62,920	821,048	473,576

11,121,715	5,328,517	811,217	26,481,785	86,825	1,602,242	465,377
1,670,838	600,037	7,541	3,849,182	11,138	236,501	12,095
28,835	—	—	—	—	—	—
907,100	406,178	58,024	2,555,473	4,501	101,209	27,575
26,960	15,027	169	94,286	182	3,498	254
42,663	28,446	5,863	144,317	171	3,133	1,797
234	—	—	—	—	—	—
184,237	40,139	28,977	242,044	17,004	41,539	29,893
844,975	429,634	75,183	2,000,546	17,962	95,189	37,326
69,870	37,711	10,746	159,674	3,806	18,856	15,406
136,680	75,810	31,840	269,941	22,619	32,281	25,380
139,011	55,095	39,538	100,998	32,315	50,831	31,628
—	—	—	—	—	—	—
—	—	—	—	—	—	—
217,277	54,547	10,062	447,545	2,924	46,082	5,424
121,038	54,161	8,109	275,856	725	12,257	3,771
107,643	52,482	9,321	172,777	2,669	11,672	4,840

15,619,076	7,177,784	1,096,590	36,794,424	202,841	2,255,290	660,766

—	—	—	—	(88,726)	(245,604)	(62,677)
(32,876)	(739)	(82)	—	(323)	—	(447)
(7,107)	(3,840)	—	(19,387)	—	—	—

15,579,093	7,173,205	1,096,508	36,775,037	113,792	2,009,686	597,642

6,345,072	17,015,871	2,615,674	22,055,241	(50,872)	(1,188,638)	(124,066)

114,108,879	59,263,397	4,771,695	157,821,250	629,604	(34,954,281)	3,630,244
(147,303,621)	(25,544,317)	1,173,678	(27,081,901)	(611,887)	2,727,088	(1,228,248)

(33,194,742)	33,719,080	5,945,373	130,739,349	17,717	(32,227,193)	2,401,996

$(26,849,670)	$50,734,951	$8,561,047	$152,794,590	$(33,155)	$(33,415,831)	$2,277,930

AMG Funds

Statements of Operations – continued

For the Fiscal Year Ended October 31, 2016

	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund
INVESTMENT INCOME:
Dividends	$2,697,093	$2,781,491
Dividends from affiliated security	—	—
Interest	—	—
Foreign taxes withheld	(35,896)	—

Total investment income	2,661,197	2,781,491

EXPENSES:
Investment advisory and management fees	2,316,173	1,777,234
Distribution fees - Class N	53,164	48,244
Shareholder servicing fees - Fund Level	177,557	103,798
Shareholder servicing fees - Class N	1,716	1,226
Shareholder servicing fees - Class I	18,997	10,960
Transfer agent fees	22,602	19,475
Administrative fees	151,841	110,408
Custodian fees	17,717	16,589
Professional fees	40,056	33,892
Registration fees	28,712	42,502
Interest and dividend expense on securities sold-short	—	—
Reports to shareholders	20,781	21,308
Trustees fees and expenses	17,931	12,240
Miscellaneous	18,260	13,371
Expense repayments	—	—

Total expenses before offsets	2,885,507	2,211,247

Expense reimbursements	—	(99,164)
Expense reductions	(3,854)	(2,437)
Fees waivers	(506)	—

Net expenses	2,881,147	2,109,646

NET INVESTMENT INCOME (LOSS)	(219,950)	671,845

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	14,928,166	1,621,595
Net realized (loss) on purchased options	—	—
Net realized (loss) on written option transactions	—	—
Net realized (loss) on securities sold short	—	—
Net realized gain (loss) on foreign currency transactions	—	—
Net realized (loss) on affiliated investment	—	—
Capital gain distributions received	—	—
Net change in unrealized appreciation (depreciation) on investments	3,659,498	9,200,867
Net change in unrealized appreciation on purchased options	—	—
Net change in unrealized appreciation on written options	—	—
Net change in unrealized appreciation on securities sold short	—	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currency	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	18,587,664	10,822,462

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,367,714	$11,494,307

(a)	Includes realized gain from a redemption in-kind of $34,396,511.

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Anchor Capital Enhanced Equity Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long- Short Fund	AMG Managers Guardian Capital Global Dividend Fund	AMG Managers Pictet International Fund
$848,990	$142,928	$4,056,881	$2,337,322	$794,604	$193,227	$26,631,396
—	297,022	—	—	—	—	—
—	24,394,967	—	—	7,317	—	—
(8,858)	—	—	—	(13,731)	(12,543)	(2,013,935)

840,132	24,834,917	4,056,881	2,337,322	788,190	180,684	24,617,461

1,283,334	3,546,353	751,247	1,391,733	582,698	41,246	6,635,291
147,497	717,004	151,692	89,088	34,137	2,553	1,246
77,471	495,307	84,990	81,192	35,206	102	424,328
1,905	20,970	3,262	1,668	617	—	8
1,419	25,444	1,124	3,647	2,474	—	80,456
33,426	38,243	19,941	31,638	19,017	16,198	311,708
81,377	430,412	67,298	83,194	39,232	23,149	474,226
25,344	132,406	41,340	6,386	12,863	7,497	223,824
31,393	85,926	32,428	32,632	34,263	24,999	74,796
40,217	115,807	34,477	42,118	37,170	34,242	110,000
—	—	—	—	870,035	—	—
45,871	99,503	23,307	17,433	11,186	2,334	66,548
14,666	41,160	8,388	10,776	3,690	350	39,227
10,500	27,176	6,755	9,532	5,212	2,234	28,019
—	—	—	—	—	—	156,874

1,794,420	5,775,711	1,226,249	1,801,037	1,687,800	154,904	8,626,551

(38,534)	(494,265)	—	(101,268)	(74,866)	(96,649)	—
(23,119)	—	—	—	(115)	—	—
—	(44,903)	—	—	—	—	(6,322)

1,732,767	5,236,543	1,226,249	1,699,769	1,612,819	58,255	8,620,229

(892,635)	19,598,374	2,830,632	637,553	(824,629)	122,429	15,997,232

57,625,496 (a)	7,086,804	7,574,859	(2,554,452)	975,484	(199,838)	25,550,905
—	—	(7,247,986)	—	—	—	—
—	—	(3,579,518)	—	—	—	—
—	—	—	—	(1,725,681)	—	—
—	—	—	—	(15,408)	(1,605)	487,927
—	(28,713)	—	—	—	—	—
—	—	—	3,233,485	—	—	—
(74,735,996)	7,311,823	(4,947,472)	(3,892,607)	(1,424,766)	(226,492)	26,770,435
—	—	177,548	—	—	—	—
—	—	2,276,063	—	—	—	—
—	—	—	—	1,995,771	—	—
—	—	—	—	(72,370)	(373)	(112,425)

(17,110,500)	14,369,914	(5,746,506)	(3,213,574)	(266,970)	(428,308)	52,696,842

$(18,003,135)	$33,968,288	$(2,915,874)	$(2,576,021)	$(1,091,599)	$(305,879)	$68,694,074

AMG Funds

Statements of Operations – continued

For the Fiscal Year Ended October 31, 2016

	AMG Managers Value Partners Asia Dividend Fund(a)	AMG Managers Montag & Caldwell Balanced Fund
INVESTMENT INCOME:
Dividends	$292,970	$324,343
Interest	—	271,813
Foreign taxes withheld	(16,269)	—

Total investment income	276,701	596,156

EXPENSES:
Investment advisory and management fees	59,488	267,323
Distribution fees - Class N	1,667	32,134
Shareholder servicing fees - Fund Level	—	18,493
Shareholder servicing fees - Class N	—	1,388
Shareholder servicing fees - Class I	—	158
Transfer agent fees	14,167	28,027
Administrative fees	21,744	33,371
Custodian fees	51,809	7,898
Professional fees	19,320	28,097
Registration fees	31,806	37,099
Offering expense	53,719	—
Organizational expense	5,992	—
Reports to shareholders	2,624	8,315
Trustees fees and expenses	437	2,339
Miscellaneous	2,128	3,428

Total expenses before offsets	264,901	468,070

Expense reimbursements	(186,328)	(40,082)
Expense reductions	—	(692)

Net expenses	78,573	427,296

NET INVESTMENT INCOME (LOSS)	198,128	168,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	275,588	2,160,564
Net realized loss on foreign currency transactions	(4,563)	—
Net change in unrealized appreciation (depreciation) on investments	171,374	(1,925,238)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currency	(136)	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	442,263	235,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$640,391	$404,186

(a)	The commencement of investment operations for the AMG Managers Value Partners Asia Dividend Fund was December 16, 2015.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

AMG Funds

Statements of Changes in Net Assets

	AMG Managers Fairpointe Focused Equity Fund		AMG River Road Focused Absolute Value Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015(a)	Period Ended October 31, 2016(b)
NET ASSETS at Beginning of Year	$6,456,792	$—	$—

Increase (decrease) in net assets from operations:
Net investment income	66,906	42,552	62,755
Net realized gain (loss) on investments	(14,597)	(137,629)	711,183
Net change in unrealized appreciation (depreciation) on investments	297,720	(320,441)	508,194

Net increase (decrease) in net assets from operations	350,029	(415,518)	1,282,132

Distributions to shareholders from:
Net investment income:
Class N	(21,065)	—	—
Class I	(46,607)	—	—
Class R	—	—	—
Net realized gain on investments:
Class N	—	—	—
Class I	—	—	—
Class R	—	—	—

Total distributions	(67,672)	—	—

Capital share transactions:
Net increase (decrease) from capital share transactions	295,591	6,872,310	10,518,837

Total increase (decrease) in net assets	577,948	6,456,792	11,800,969

NET ASSETS at End of Year	$7,034,740	$6,456,792	$11,800,969

Undistributed (distributions in excess of) net investment income (loss)	$54,543	$54,030	$77,538

(a)	The commencement of investment operations for the AMG Managers Fairpointe Focused Equity Fund was December 23, 2014.
(b)	The commencement of investment operations for the AMG River Road Focused Absolute Value Fund was November 3, 2015.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund		AMG River Road Dividend All Cap Value Fund		AMG River Road Dividend All Cap Value Fund II
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2016	2015	2016	2015	2016	2015
$2,185,832,613	$4,136,667,896	$849,977,579	$1,138,258,945	$124,343,937	$132,696,953

6,345,072	13,058,911	17,015,871	17,625,101	2,615,674	2,517,501
114,108,879	646,002,403	59,263,397	78,461,890	4,771,695	1,871,086
(147,303,621)	(401,880,540)	(25,544,317)	(92,867,978)	1,173,678	(4,861,779)

(26,849,670)	257,180,774	50,734,951	3,219,013	8,561,047	(473,192)

(2,341,331)	(2,061,261)	(4,651,630)	(4,291,181)	(57,390)	(90,999)
(5,950,061)	(15,765,431)	(10,931,278)	(14,028,198)	(2,436,119)	(2,543,708)
(3,417)	(2,777)	—	—	—	—
(195,686,596)	(212,615,826)	(19,557,150)	(24,073,946)	(41,705)	(214,191)
(256,099,119)	(439,875,741)	(49,288,884)	(65,111,598)	(1,625,842)	(3,926,742)
(1,528,281)	(1,298,521)	—	—	—	—

(461,608,805)	(671,619,557)	(84,428,942)	(107,504,923)	(4,161,056)	(6,775,640)

(352,589,552)	(1,536,396,500)	34,577,649	(183,995,456)	(10,817,938)	(1,104,184)

(841,048,027)	(1,950,835,283)	883,658	(288,281,366)	(6,417,947)	(8,353,016)

$1,344,784,586	$2,185,832,613	$850,861,237	$849,977,579	$117,925,990	$124,343,937

$4,018,189	$5,987,336	$(374,380)	$(3,666,927)	$(158,107)	$(328,499)

AMG Funds

Statements of Changes in Net Assets – continued

			AMG Managers
	AMG Managers		Montag & Caldwell Mid Cap
	Fairpointe Mid Cap Fund		Growth Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
NET ASSETS at Beginning of Year	$4,700,395,942	$5,963,929,210	$11,053,000	$11,500,265

Increase (decrease) in net assets from operations:
Net investment income (loss)	22,055,241	23,029,830	(50,872)	(51,489)
Net realized gain (loss) on investments	157,821,250	314,132,084	629,604	1,246,022
Net change in unrealized appreciation (depreciation) on investments	(27,081,901)	(558,847,097)	(611,887)	(713,635)

Net increase (decrease) in net assets from operations	152,794,590	(221,685,183)	(33,155)	480,898

Distributions to shareholders from:
Net investment income:
Class N	(5,351,086)	(2,292,874)	—	—
Class I	(15,653,440)	(4,564,241)	—	—
Net realized gain on investments:
Class N	(95,369,480)	(388,644,763)	(556,661)	(403,184)
Class I	(139,128,106)	(533,671,049)	(693,830)	(315,621)

Total distributions	(255,502,112)	(929,172,927)	(1,250,491)	(718,805)

Capital share transactions:
Net increase (decrease) from capital share transactions	(1,086,708,672)	(112,675,158)	(1,571,391)	(209,358)

Total increase (decrease) in net assets	(1,189,416,194)	(1,263,533,268)	(2,855,037)	(447,265)

NET ASSETS at End of Year	$3,510,979,748	$4,700,395,942	$8,197,963	$11,053,000

Undistributed (distributions in excess of) net investment income (loss)	$13,117,515	$12,066,800	$(45,628)	$(44,348)

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund		AMG River Road Select Value Fund		AMG River Road Small Cap Value Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2016	2015	2016	2015	2016	2015
$231,382,604	$52,181,137	$97,111,333	$184,553,976	$270,438,198	$299,221,337

(1,188,638)	(1,224,794)	(124,066)	(384,137)	(219,950)	(643,900)
(34,954,281)	605,946	3,630,244	9,998,759	14,928,166	16,135,358
2,727,088	(11,741,432)	(1,228,248)	(4,782,442)	3,659,498	(468,319)

(33,415,831)	(12,360,280)	2,277,930	4,832,180	18,367,714	15,023,139

—	—	—	—	—	—
—	—	(153,030)	—	—	—
(26,929)	(1,601,490)	(697,557)	(1,302,384)	(1,286,224)	(6,051,268)
(13,737)	(873,314)	(7,272,173)	(23,636,785)	(13,941,244)	(35,176,931)

(40,666)	(2,474,804)	(8,122,760)	(24,939,169)	(15,227,468)	(41,228,199)

(86,089,728)	194,036,551	(51,412,101)	(67,335,654)	(5,060,384)	(2,578,079)

(119,546,225)	179,201,467	(57,256,931)	(87,442,643)	(1,920,138)	(28,783,139)

$111,836,379	$231,382,604	$39,854,402	$97,111,333	$268,518,060	$270,438,198

$(983,642)	$(1,161,099)	$—	$(404,126)	$—	$—

AMG Funds

Statements of Changes in Net Assets – continued

	AMG Managers
	Silvercrest		AMG GW&K
	Small Cap Fund		U.S. Small Cap Growth Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
NET ASSETS at Beginning of Year	$164,463,697	$68,888,134	$548,685,895	$835,868,756

Increase (decrease) in net assets from operations:
Net investment income (loss)	671,845	289,585	(892,635)	(3,068,930)
Net realized gain (loss) on investments, purchased and written options and capital gain distributions received	1,621,595	5,949,673	57,625,496	146,503,032
Net change in unrealized appreciation (depreciation) on investments, purchased and written options	9,200,867	(3,498,719)	(74,735,996)	(162,319,947)

Net increase (decrease) in net assets from operations	11,494,307	2,740,539	(18,003,135)	(18,885,845)

Distributions to shareholders from:
Net investment income:
Class N	(50,273)	(10,817)	—	—
Class I	(577,200)	(144,060)	—	—
Net realized gain on investments:
Class N	(734,281)	(132,428)	(58,589,159)	(42,602,557)
Class I	(5,513,361)	(1,405,279)	(97,356,917)	(51,414,056)

Total distributions	(6,875,115)	(1,692,584)	(155,946,076)	(94,016,613)

Capital share transactions:
Net increase (decrease) from capital share transactions	33,109,349	94,527,608	(332,727,603)	(174,280,403)

Total increase (decrease) in net assets	37,728,541	95,575,563	(506,676,814)	(287,182,861)

NET ASSETS at End of Year	$202,192,238	$164,463,697	$42,009,081	$548,685,895

Undistributed (distributions in excess of) net investment income (loss)	$256,102	$212,459	$(603,111)	$(2,699,597)

The accompanying notes are an integral part of these financial statements.

AMG Managers		AMG Managers		AMG Managers
DoubleLine Core Plus		Anchor Capital		Lake Partners
Bond Fund		Enhanced Equity Fund		LASSO Alternatives Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2016	2015	2016	2015	2016	2015
$492,337,589	$207,345,624	$168,469,585	$210,964,549	$209,739,030	$521,542,660

19,598,374	12,120,905	2,830,632	3,895,072	637,553	(312,051)
7,058,091	725,979	(3,252,645)	1,727,822	679,033	16,102,822
7,311,823	(9,455,664)	(2,493,861)	(8,554,292)	(3,892,607)	(22,840,249)

33,968,288	3,391,220	(2,915,874)	(2,931,398)	(2,576,021)	(7,049,478)

(8,449,442)	(3,720,662)	(1,722,852)	(1,707,469)	—	(15,074)
(11,766,309)	(9,249,014)	(1,427,024)	(2,146,798)	(335,854)	(1,016,136)
—	—	(318,424)	—	(2,460,419)	(1,747,938)
—	—	(272,247)	—	(8,718,084)	(13,332,770)

(20,215,751)	(12,969,676)	(3,740,547)	(3,854,267)	(11,514,357)	(16,111,918)

201,126,053	294,570,421	(99,570,514)	(35,709,299)	(92,964,601)	(288,642,234)

214,878,590	284,991,965	(106,226,935)	(42,494,964)	(107,054,979)	(311,803,630)

$707,216,179	$492,337,589	$62,242,650	$168,469,585	$102,684,051	$209,739,030

$417,962	$(599,281)	$48,923	$368,674	$(472,938)	$(1,030,882)

AMG Funds

Statements of Changes in Net Assets – continued

	AMG		AMG Managers
	River Road		Guardian Capital
	Long-Short Fund		Global Dividend Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
NET ASSETS at Beginning of Year	$77,070,545	$219,410,621	$4,345,783	$4,263,024

Increase (decrease) in net assets from operations:
Net investment income (loss)	(824,629)	(1,585,959)	122,429	107,411
Net realized gain (loss) on investments and foreign currency transactions	(765,605)	7,121,809	(201,443)	(82,953)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, and translation of assets and liabilities denominated in foreign currency	498,635	2,054,254	(226,865)	(18,854)

Net increase (decrease) in net assets from operations	(1,091,599)	7,590,104	(305,879)	5,604

Distributions to shareholders from:
Net investment income:
Class N	—	—	(23,942)	(22,159)
Class I	—	—	(95,299)	(80,811)
Net realized gain on investments:
Class N	(688,352)	(2,666,296)	—	—
Class I	(1,158,800)	(2,591,487)	—	—

Total distributions	(1,847,152)	(5,257,783)	(119,241)	(102,970)

Capital share transactions:
Net increase (decrease) from capital share transactions	(27,870,287)	(144,672,397)	25,063,021	180,125

Total increase (decrease) in net assets	(30,809,038)	(142,340,076)	24,637,901	82,759

NET ASSETS at End of Year	$46,261,507	$77,070,545	$28,983,684	$4,345,783

Undistributed (distributions in excess of) net investment income (loss)	$(717,392)	$(23,229)	$26,396	$25,313

(a)	The commencement of investment operations for the AMG Managers Value Partners Asia Dividend Fund was December 16, 2015.

The accompanying notes are an integral part of these financial statements.

		AMG Managers	AMG Managers
AMG Managers		Value Partners	Montag & Caldwell
Pictet International Fund		Asia Dividend Fund	Balanced Fund
Year Ended October 31,		Period Ended	Year Ended October 31,
2016	2015	October 31, 2016(a)	2016	2015
$50,859,091	$9,450,969	$—	$30,124,934	$22,379,687

15,997,232	433,841	198,128	168,860	106,468
26,038,832	299,417	271,025	2,160,564	1,390,086
26,658,010	944,133	171,238	(1,925,238)	(109,152)

68,694,074	1,677,391	640,391	404,186	1,387,402

(2,108)	(3,516)	(15,227)	(207,163)	(156,641)
(384,729)	(122,686)	(150,172)	(27,438)	(20,244)
(7,188)	(2,589)	—	(1,154,068)	(1,709,309)
(581,130)	(59,646)	—	(170,597)	(163,800)

(975,155)	(188,437)	(165,399)	(1,559,266)	(2,049,994)

1,217,603,116	39,919,168	7,615,889	(505,817)	8,407,839

1,285,322,035	41,408,122	8,090,881	(1,660,897)	7,745,247

$1,336,181,126	$50,859,091	$8,090,881	$28,464,037	$30,124,934

$17,081,975	$364,480	$90,750	$(325,337)	$(310,864)

AMG Funds

AMG Managers Fairpointe Focused Equity Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Period Ended 10/31/15(a)
Net Asset Value, Beginning of Year	$9.33		$10.00

Income from Investment Operations:
Net investment income(b)	0.08		0.06
Net realized and unrealized gain (loss) on investments	0.33		(0.73)

Total from investment operations	0.41		(0.67)

Less Distributions:
Distributions from and in excess of net investment income	(0.09)		—

Total distributions	(0.09)		—

Net increase (decrease) in net asset value	0.32		(0.67)

Net Asset Value, End of Year	$9.65		$9.33

Total Return(c)	4.43%		(6.70	)%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$546		$2,295
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	2.63%		3.78	%(e)
After expense reimbursement and/or fee waiver	1.15	%(f)	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.61)%		(1.93	)%(e)
After expense reimbursement and/or fee waiver	0.87%		0.70	%(e)
Portfolio Turnover	31%		1	%(d)(g)

(a)	The commencement of investment operations for AMG Managers Fairpointe Focused Equity Fund Class N shares was December 23, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.82% from 1.15%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(g)	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Fairpointe Focused Equity Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Period Ended 10/31/15(a)
Net Asset Value, Beginning of Year	$9.35		$10.00

Income from Investment Operations:
Net investment income(b)	0.10		0.08
Net realized and unrealized gain (loss) on investments	0.32		(0.73)

Total from investment operations	0.42		(0.65)

Less Distributions:
Distributions from and in excess of net investment income	(0.10)		—

Total distributions	(0.10)		—

Net increase (decrease) in net asset value	0.32		(0.65)

Net Asset Value, End of Year	$9.67		$9.35

Total Return(c)	4.65%		(6.50	)%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,489		$4,162
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	2.51%		3.53	%(e)
After expense reimbursement and/or fee waiver	0.90	%(f)	0.90	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.52)%		(1.68	)%(e)
After expense reimbursement and/or fee waiver	1.10%		0.95	%(e)
Portfolio Turnover	31%		1	%(d)(g)

(a)	The commencement of investment operations for AMG Managers Fairpointe Focused Equity Fund Class I shares was December 23, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.82% from 0.90%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(g)	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Focused Absolute Value Fund – Class N	October 31, 2016

Financial Highlights

	Period Ended 10/31/16(a)
Net Asset Value, Beginning of Year	$10.00

Income from Investment Operations:
Net investment income(b)	0.04
Net realized and unrealized gain on investments	0.81

Total from investment operations	0.85

Net increase in net asset value	0.85

Net Asset Value, End of Year	$10.85

Total Return(c)	8.50	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$489
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	3.15	%(e)
After expense reimbursement and/or fee waiver	1.12	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(1.64	)%(e)
After expense reimbursement and/or fee waiver	0.39	%(e)
Portfolio Turnover	146	%(d)(g)

(a)	The commencement of investment operations for AMG River Road Focused Absolute Value Fund Class N shares was November 3, 2015.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.71% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(g)	Portfolio turnover rate excludes securities delivered from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Focused Absolute Value Fund – Class I	October 31, 2016

Financial Highlights

	Period Ended 10/31/16(a)
Net Asset Value, Beginning of Year	$10.00

Income from Investment Operations:
Net investment income(b)	0.08
Net realized and unrealized gain on investments	0.80

Total from investment operations	0.88

Net increase in net asset value	0.88

Net Asset Value, End of Year	$10.88

Total Return(c)	8.80	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,312
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	2.90	%(e)
After expense reimbursement and/or fee waiver	0.75	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(1.35	)%(e)
After expense reimbursement and/or fee waiver	0.81	%(e)
Portfolio Turnover	146	%(d)(g)

(a)	The commencement of investment operations for AMG River Road Focused Absolute Value Fund Class I shares was November 3, 2015.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.71% from 0.75%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(g)	Portfolio turnover rate excludes securities delivered from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Growth Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16	Year Ended 10/13/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$26.67	$29.59	$28.68	$25.31	$24.72

Income from Investment Operations:
Net investment income(a)	0.05	0.07	0.10	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.33)	2.06	2.93	5.07	2.45

Total from investment operations	(0.28)	2.13	3.03	5.30	2.60

Less Distributions:
Distributions from and in excess of net investment income	(0.08)	(0.05)	(0.16)	(0.22)	(0.13)
Distributions from net realized gain on investments	(6.75)	(5.00)	(1.96)	(1.71)	(1.88)

Total distributions	(6.83)	(5.05)	(2.12)	(1.93)	(2.01)

Net increase (decrease) in net asset value	(7.11)	(2.92)	0.91	3.37	0.59

Net Asset Value, End of Year	$19.56	$26.67	$29.59	$28.68	$25.31

Total Return(b)	(1.77)%	7.93%	10.98%	22.61%	11.40%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$519,008	$835,725	$1,344,317	$2,190,074	$1,908,663
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.12%	1.05%	1.03%	1.04%	1.05%
After expense reimbursement and/or fee waiver	1.12%	1.05%	1.03%	1.04%	1.05%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.25%	0.28%	0.34%	0.88%	0.60%
After expense reimbursement and/or fee waiver	0.25%	0.28%	0.34%	0.88%	0.60%
Portfolio Turnover	64%	12%	47%	51%	46%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Growth Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$26.82	$29.80	$28.87	$25.46	$24.85

Income from Investment Operations:
Net investment income(a)	0.10	0.14	0.17	0.30	0.21
Net realized and unrealized gain (loss) on investments	(0.31)	2.06	2.96	5.10	2.47

Total from investment operations	(0.21)	2.20	3.13	5.40	2.68

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.18)	(0.24)	(0.28)	(0.19)
Distributions from net realized gain on investments	(6.75)	(5.00)	(1.96)	(1.71)	(1.88)

Total distributions	(6.91)	(5.18)	(2.20)	(1.99)	(2.07)

Net increase (decrease) in net asset value	(7.12)	(2.98)	0.93	3.41	0.61

Net Asset Value, End of Year	$19.70	$26.82	$29.80	$28.87	$25.46

Total Return(b)	(1.51)%	8.21%	11.26%	22.95%	11.67%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$820,318	$1,344,231	$2,784,650	$3,035,623	$2,406,145
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	0.87%	0.80%	0.78%	0.79%	0.80%
After expense reimbursement and/or fee waiver	0.87%	0.80%	0.78%	0.79%	0.80%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.50%	0.53%	0.59%	1.13%	0.85%
After expense reimbursement and/or fee waiver	0.50%	0.53%	0.59%	1.13%	0.85%
Portfolio Turnover	64%	12%	47%	51%	46%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Growth Fund – Class R	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$26.22		$29.21	$28.33	$25.02	$24.45

Income from Investment Operations:
Net investment income (loss)(a)	(0.00	)(b)	0.01	0.03	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.31)		2.01	2.91	5.01	2.43

Total from investment operations	(0.31)		2.02	2.94	5.17	2.52

Less Distributions:
Distributions from and in excess of net investment income	(0.02)		(0.01)	(0.10)	(0.15)	(0.07)
Distributions from net realized gain on investments	(6.75)		(5.00)	(1.96)	(1.71)	(1.88)

Total distributions	(6.77)		(5.01)	(2.06)	(1.86)	(1.95)

Net increase (decrease) in net asset value	(7.08)		(2.99)	0.88	3.31	0.57

Net Asset Value, End of Year	$19.14		$26.22	$29.21	$28.33	$25.02

Total Return(c)	(2.02)%		7.66%	10.74%	22.30%	11.10%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,458		$5,877	$7,701	$10,099	$8,771
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.37%		1.30%	1.28%	1.29%	1.30%
After expense reimbursement and/or fee waiver	1.37%		1.30%	1.28%	1.29%	1.30%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.02)%		0.03%	0.09%	0.63%	0.35%
After expense reimbursement and/or fee waiver	(0.02)%		0.03%	0.09%	0.63%	0.35%
Portfolio Turnover	64%		12%	47%	51%	46%

(a)	Per share numbers have been calculated using average shares.
(b)	Less than $(0.005) per share.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.67		$14.05	$13.99	$11.67	$10.68

Income from Investment Operations:
Net investment income	0.24	(a)	0.21	0.42	0.30	0.31 (a)
Net realized and unrealized gain (loss) on investments	0.65		(0.20)	0.89	2.73	1.05

Total from investment operations	0.89		0.01	1.31	3.03	1.36

Less Distributions:
Distributions from and in excess of net investment income	(0.22)		(0.22)	(0.44)	(0.27)	(0.30)
Distributions from net realized gain on investments	(1.16)		(1.17)	(0.81)	(0.44)	(0.07)

Total distributions	(1.38)		(1.39)	(1.25)	(0.71)	(0.37)

Net increase (decrease) in net asset value	(0.49)		(1.38)	0.06	2.32	0.99

Net Asset Value, End of Year	$12.18		$12.67	$14.05	$13.99	$11.67

Total Return(b)	7.88%		(0.23)%	9.89%	27.47%	12.96%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$295,797		$214,789	$349,937	$449,130	$338,166
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.10%		1.10%	1.09%	1.09%	1.12%
After expense reimbursement and/or fee waiver	1.10	%(c)	1.10%	1.09%	1.09%	1.12%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	2.00%		1.62%	2.96%	2.38%	2.74%
After expense reimbursement and/or fee waiver	2.00%		1.62%	2.96%	2.38%	2.74%
Portfolio Turnover	47%		27%	32%	35%	28%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.99% from 1.30%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.66		$14.04	$13.98	$11.66	$10.67

Income from Investment Operations:
Net investment income	0.28	(a)	0.25	0.44	0.34	0.34 (a)
Net realized and unrealized gain (loss) on investments	0.64		(0.20)	0.90	2.72	1.05

Total from investment operations	0.92		0.05	1.34	3.06	1.39

Less Distributions:
Distributions from and in excess of net investment income	(0.25)		(0.26)	(0.47)	(0.30)	(0.33)
Distributions from net realized gain on investments	(1.16)		(1.17)	(0.81)	(0.44)	(0.07)

Total distributions	(1.41)		(1.43)	(1.28)	(0.74)	(0.40)

Net increase (decrease) in net asset value	(0.49)		(1.38)	0.06	2.32	0.99

Net Asset Value, End of Year	$12.17		$12.66	$14.04	$13.98	$11.66

Total Return(b)	8.15%		0.02%	10.18%	27.81%	13.25%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$555,064		$635,189	$788,322	$779,859	$586,043
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	0.85%		0.85%	0.84%	0.84%	0.87%
After expense reimbursement and/or fee waiver	0.85	%(c)	0.85%	0.84%	0.84%	0.87%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	2.30%		1.87%	3.21%	2.63%	2.99%
After expense reimbursement and/or fee waiver	2.30%		1.87%	3.21%	2.63%	2.99%
Portfolio Turnover	47%		27%	32%	35%	28%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.99% from 1.05%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund II – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Period Ended 10/31/12(a)
Net Asset Value, Beginning of Year	$12.99		$13.69	$12.89	$10.44		$10.00

Income from Investment Operations:
Net investment income	0.26	(b)	0.22 (b)	0.36	0.22		0.09	(b)
Net realized and unrealized gain (loss) on investments	0.71		(0.26)	0.96	2.46		0.41

Total from investment operations	0.97		(0.04)	1.32	2.68		0.50

Less Distributions:
Distributions from and in excess of net investment income	(0.25)		(0.23)	(0.38)	(0.23)		(0.06)
Distributions from net realized gain on investments	(0.19)		(0.43)	(0.14)	(0.00	)(c)	—

Total distributions	(0.44)		(0.66)	(0.52)	(0.23)		(0.06)

Net increase (decrease) in net asset value	0.53		(0.70)	0.80	2.45		0.44

Net Asset Value, End of Year	$13.52		$12.99	$13.69	$12.89		$10.44

Total Return(d)	7.61%		(0.47)%	10.46%	25.99%		5.09	%(e)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,394		$2,930	$7,037	$3,634		$1,049
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.18%		1.15%	1.17%	1.37%		4.99	%(f)
After expense reimbursement and/or fee waiver, or recoupment	1.18	%(g)	1.15%	1.25%	1.30%		1.30	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.99%		1.62%	2.81%	1.68%		(1.24	)%(f)
After expense reimbursement and/or fee waiver, or recoupment	1.99%		1.62%	2.72%	1.76%		2.45	%(f)
Portfolio Turnover	34%		35%	29%	28%		6	%(e)(h)

(a)	The commencement of investment operations for AMG River Road Dividend All Cap Value Fund II Class N shares was June 26, 2012.
(b)	Per share numbers have been calculated using average shares.
(c)	Less than $(0.005) per share.
(d)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.99% from 1.30%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(h)	Portfolio turnover excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Dividend All Cap Value Fund II – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Period Ended 10/31/12(a)
Net Asset Value, Beginning of Year	$13.00		$13.69	$12.89	$10.45		$10.00

Income from Investment Operations:
Net investment income	0.29	(b)	0.25 (b)	0.39	0.25		0.10	(b)
Net realized and unrealized gain (loss) on investments	0.71		(0.25)	0.96	2.45		0.42

Total from investment operations	1.00		—	1.35	2.70		0.52

Less Distributions:
Distributions from and in excess of net investment income	(0.28)		(0.26)	(0.41)	(0.26)		(0.07)
Distributions from net realized gain on investments	(0.19)		(0.43)	(0.14)	(0.00	)(c)	—

Total distributions	(0.47)		(0.69)	(0.55)	(0.26)		(0.07)

Net increase (decrease) in net asset value	0.53		(0.69)	0.80	2.44		0.45

Net Asset Value, End of Year	$13.53		$13.00	$13.69	$12.89		$10.45

Total Return(d)	7.87%		(0.13)%	10.73%	26.30%		5.17	%(e)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$114,532		$121,414	$125,660	$86,240		$9,370
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	0.93%		0.90%	0.92%	1.12%		4.74	%(f)
After expense reimbursement and/or fee waiver, or recoupment	0.93	%(g)	0.90%	1.00%	1.05%		1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	2.24%		1.87%	3.06%	1.93%		(0.99	)%(f)
After expense reimbursement and/or fee waiver, or recoupment	2.24%		1.87%	2.97%	2.01%		2.70	%(f)
Portfolio Turnover	34%		35%	29%	28%		6	%(e)(h)

(a)	The commencement of investment operations for AMG River Road Dividend All Cap Value Fund II Class I shares was June 26, 2012.
(b)	Per share numbers have been calculated using average shares.
(c)	Less than $(0.005) per share.
(d)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.99% from 1.05%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F)
(h)	Portfolio turnover excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Fairpointe Mid Cap Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$37.56	$46.89	$45.40	$32.79	$29.76

Income from Investment Operations:
Net investment income (loss)	0.16 (a)	0.12	(0.06)	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.92	(1.83)	5.82	13.48	3.13

Total from investment operations	2.08	(1.71)	5.76	13.65	3.29

Less Distributions:
Distributions from and in excess of net investment income	(0.11)	(0.04)	—	(0.30)	(0.05)
Distributions from net realized gain on investments	(2.05)	(7.58)	(4.27)	(0.74)	(0.21)

Total distributions	(2.16)	(7.62)	(4.27)	(1.04)	(0.26)

Net increase (decrease) in net asset value	(0.08)	(9.33)	1.49	12.61	3.03

Net Asset Value, End of Year	$37.48	$37.56	$46.89	$45.40	$32.79

Total Return(b)	6.01%	(5.02)%	13.32%	42.88%	11.15%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,374,982	$1,861,753	$2,432,815	$2,370,432	$1,561,510
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.12%	1.11%	1.10%	1.11%	1.11	%(c)
After expense reimbursement and/or fee waiver	1.12%	1.11%	1.10%	1.11%	1.11	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	0.44%	0.27%	(0.12)%	0.42%	0.50%
After expense reimbursement and/or fee waiver	0.44%	0.27%	(0.12)%	0.42%	0.50%
Portfolio Turnover	24%	32%	50%	37%	28	%(d)

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Fairpointe Mid Cap Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$38.44	$47.74	$46.10	$33.28	$30.20

Income from Investment Operations:
Net investment income	0.25 (a)	0.23	0.05	0.28	0.24
Net realized and unrealized gain (loss) on investments	1.98	(1.89)	5.92	13.67	3.18

Total from investment operations	2.23	(1.66)	5.97	13.95	3.42

Less Distributions:
Distributions from and in excess of net investment income	(0.23)	(0.06)	(0.06)	(0.39)	(0.13)
Distributions from net realized gain on investment	(2.05)	(7.58)	(4.27)	(0.74)	(0.21)

Total distributions	(2.28)	(7.64)	(4.33)	(1.13)	(0.34)

Net increase (decrease) in net asset value	(0.05)	(9.30)	1.64	12.82	3.08

Net Asset Value, End of Year	$38.39	$38.44	$47.74	$46.10	$33.28

Total Return(b)	6.26%	(4.78)%	13.61%	43.23%	11.46%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,135,998	$2,838,642	$3,531,114	$2,521,876	$1,464,222
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	0.87%	0.86%	0.85%	0.86%	0.86	%(c)
After expense reimbursement and/or fee waiver	0.87%	0.86%	0.85%	0.86%	0.86	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.68%	0.52%	0.13%	0.67%	0.75%
After expense reimbursement and/or fee waiver	0.68%	0.52%	0.13%	0.67%	0.75%
Portfolio Turnover	24%	32%	50%	37%	28	%(d)

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Mid Cap Growth Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$11.57		$11.99	$12.77		$10.36	$9.71

Income from Investment Operations:
Net investment loss	(0.07	)(a)	(0.08)	(0.06	)(a)	(0.07)	(0.07	)(a)
Net realized and unrealized gain on investments	0.02		0.65	1.20		2.58	0.72

Total from investment operations	(0.05)		0.57	1.14		2.51	0.65

Less Distributions:
Distributions from net realized gain on investments	(1.33)		(0.99)	(1.92)		(0.10)	—

Total distributions	(1.33)		(0.99)	(1.92)		(0.10)	—

Net increase (decrease) in net asset value	(1.38)		(0.42)	(0.78)		2.41	0.65

Net Asset Value, End of Year	$10.19		$11.57	$11.99		$12.77	$10.36

Total Return(b)	(0.60)%		4.81%	9.75%		24.51%	6.70%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,216		$4,890	$7,633		$11,402	$7,369
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	2.12%		2.10%	2.16%		1.85%	2.50%
After expense reimbursement and/or fee waiver	1.25	%(d)	1.25%	1.25%		1.25%	1.25	%(c)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver	(1.51)%		(1.46)%	(1.45)%		(1.18)%	(1.88)%
After expense reimbursement and/or fee waiver	(0.64)%		(0.60)%	(0.55)%		(0.58)%	(0.63)%
Portfolio Turnover	39%		58%	33%		74%	37%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Subsequently, on February 29, 2012, the Investment Manager removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.25%.
(d)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.95% from 1.25%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Mid Cap Growth Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Year	$11.61		$12.00	$11.36

Income from Investment Operations:
Net investment loss	(0.04	)(b)	(0.04)	(0.04	)(b)
Net realized and unrealized gain on investments	0.01		0.64	0.68

Total from investment operations	(0.03)		0.60	0.64

Less Distributions:
Distributions from net realized gain on investments	(1.33)		(0.99)	—

Total distributions	(1.33)		(0.99)	—

Net increase (decrease) in net asset value	(1.36)		(0.39)	0.64

Net Asset Value, End of Year	$10.25		$11.61	$12.00

Total Return(c)	(0.41)%		5.08%	5.63	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,982		$6,163	$3,867
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.86%		1.85%	2.27	%(f)
After expense reimbursement and/or fee waiver	1.00	%(e)	1.00%	1.00	%(f)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver	(1.24)%		(1.21)%	(1.95	)%(f)
After expense reimbursement and/or fee waiver	(0.38)%		(0.35)%	(0.68	)%(f)
Portfolio Turnover	39%		58%	33	%(d)

(a)	The commencement of investment operations for AMG Managers Montag & Caldwell Mid Cap Growth Fund Class I shares was May 13, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.95% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers LMCG Small Cap Growth Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$14.47		$14.76	$14.71	$11.42		$9.95

Income from Investment Operations:
Net investment income (loss)(a)	(0.11)		(0.15)	(0.13)	0.00	(b)	(0.12)
Net realized and unrealized gain (loss) on investments	(2.17)		0.40	2.21	4.18		1.59

Total from investment operations	(2.28)		0.25	2.08	4.18		1.47

Less Distributions:
Distributions from net realized gain on investments	(0.00	)(b)	(0.54)	(2.03)	(0.89)		—

Total distributions	(0.00	)(b)	(0.54)	(2.03)	(0.89)		—

Net increase (decrease) in net asset value	(2.28)		(0.29)	0.05	3.29		1.47

Net Asset Value, End of Year	$12.19		$14.47	$14.76	$14.71		$11.42

Total Return(c)	(15.74)%		1.65%	15.18%	39.31%		14.77%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$53,816		$154,394	$37,099	$32,045		$5,659
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.51%		1.53%	1.67%	2.03%		2.86%
After expense reimbursement and/or fee waiver	1.35	%(d)	1.35%	1.35%	1.35%		1.35%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(1.00)%		(1.18)%	(1.22)%	(0.66)%		(2.68)%
After expense reimbursement and/or fee waiver	(0.84)%		(1.00)%	(0.90)%	0.02%		(1.17)%
Portfolio Turnover	138%		79%	144%	186	%(e)	168	%(f)

(a)	Per share numbers have been calculated using average shares.
(b)	Less than $0.005 or $(0.005) per share.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.03% from 1.35%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(e)	Portfolio turnover rate excludes securities received from the reorganization.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers LMCG Small Cap Growth Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$14.64		$14.89	$14.81	$11.46		$9.97

Income from Investment Operations:
Net investment income (loss)(a)	(0.08)		(0.12)	(0.09)	0.04		(0.10)
Net realized and unrealized gain (loss) on investments	(2.20)		0.41	2.23	4.20		1.59

Total from investment operations	(2.28)		0.29	2.14	4.24		1.49

Less Distributions:
Distributions from and in excess of net investment income	—		—	(0.03)	—		—
Distributions from net realized gain on investments	(0.00	)(b)	(0.54)	(2.03)	(0.89)		—

Total distributions	(0.00	)(b)	(0.54)	(2.06)	(0.89)		—

Net increase (decrease) in net asset value	(2.28)		(0.25)	0.08	3.35		1.49

Net Asset Value, End of Year	$12.36		$14.64	$14.89	$14.81		$11.46

Total Return(c)	(15.56)%		1.91%	15.51%	39.72%		14.95%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$58,020		$76,989	$15,083	$8,496		$755
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.25%		1.28%	1.42%	1.78%		2.61%
After expense reimbursement and/or fee waiver	1.10	%(d)	1.10%	1.10%	1.10%		1.10%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.74)%		(0.93)%	(0.97)%	(0.41)%		(2.43)%
After expense reimbursement and/or fee waiver	(0.59)%		(0.75)%	(0.65)%	0.27%		(0.92)%
Portfolio Turnover	138%		79%	144%	186	%(e)	168	%(f)

(a)	Per share numbers have been calculated using average shares.
(b)	Less than $0.005 or $(0.005) per share.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.03% from 1.10%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(e)	Portfolio turnover rate excludes securities received from the reorganization.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Select Value Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$7.63		$8.77	$10.28	$8.50	$9.54

Income from Investment Operations:
Net investment income (loss)(a)	(0.04)		(0.04)	(0.03)	0.07	0.01
Net realized and unrealized gain on investments	0.56		0.33	0.03	2.34	1.01

Total from investment operations	0.52		0.29	—	2.41	1.02

Less Distributions:
Distributions from net investment income	—		—	(0.02)	(0.12)	—
Distributions from net realized gain on investments	(1.11)		(1.43)	(1.49)	(0.51)	(2.06)

Total distributions	(1.11)		(1.43)	(1.51)	(0.63)	(2.06)

Net increase (decrease) in net asset value	(0.59)		(1.14)	(1.51)	1.78	(1.04)

Net Asset Value, End of Year	$7.04		$7.63	$8.77	$10.28	$8.50

Total Return(b)	8.55%		3.26%	(0.23)%	30.44%	12.87%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,942		$5,038	$8,388	$19,099	$6,270
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.62%		1.49%	1.45%	1.46%	1.43	%(c)
After expense reimbursement and/or fee waiver, or recoupment	1.50	%(d)	1.49%	1.45%	1.46%	1.43	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	(0.65)%		(0.52)%	(0.36)%	0.78%	0.07%
After expense reimbursement and/or fee waiver, or recoupment	(0.52)%		(0.52)%	(0.36)%	0.78%	0.07%
Portfolio Turnover	65%		59%	64%	71%	39%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(d)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.19% from 1.50%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Select Value Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$7.76		$8.88	$10.38	$8.58	$9.59

Income from Investment Operations:
Net investment income (loss)(a)	(0.02)		(0.02)	(0.01)	0.10	0.03
Net realized and unrealized gain on investments	0.55		0.33	0.04	2.36	1.02

Total from investment operations	0.53		0.31	0.03	2.46	1.05

Less Distributions:
Distributions from net investment income	(0.02)		—	(0.04)	(0.15)	—
Distributions from net realized gain on investments	(1.11)		(1.43)	(1.49)	(0.51)	(2.06)

Total distributions	(1.13)		(1.43)	(1.53)	(0.66)	(2.06)

Net increase (decrease) in net asset value	(0.60)		(1.12)	(1.50)	1.80	(1.01)

Net Asset Value, End of Year	$7.16		$7.76	$8.88	$10.38	$8.58

Total Return(b)	8.64%		3.60%	0.00%	30.74%	13.18%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$34,913		$92,073	$176,166	$198,220	$156,510
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.38%		1.24%	1.20%	1.21%	1.18	%(c)
After expense reimbursement and/or fee waiver, or recoupment	1.25	%(d)	1.24%	1.20%	1.21%	1.18	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	(0.37)%		(0.27)%	(0.11)%	1.03%	0.32%
After expense reimbursement and/or fee waiver, or recoupment	(0.24)%		(0.27)%	(0.11)%	1.03%	0.32%
Portfolio Turnover	65%		59%	64%	71%	39%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(d)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.19% from 1.25%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Small Cap Value Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.20		$13.53		$17.05		$13.56	$12.20

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	(0.06	)(a)	(0.04	)(a)	0.16	0.03 (a)
Net realized and unrealized gain on investments	0.85		0.72		0.14		3.98	1.33

Total from investment operations	0.81		0.66		0.10		4.14	1.36

Less Distributions:
Distributions from and in excess of net investment income	—		—		(0.04)		(0.22)	—
Distributions from net realized gain on investments	(0.72)		(1.99)		(3.58)		(0.43)	—

Total distributions	(0.72)		(1.99)		(3.62)		(0.65)	—

Net increase (decrease) in net asset value	0.09		(1.33)		(3.52)		3.49	1.36

Net Asset Value, End of Year	$12.29		$12.20		$13.53		$17.05	$13.56

Total Return(b)	7.22%		5.15%		(0.05)%		31.98%	11.15%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$21,765		$25,246		$49,049		$56,793	$49,154
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.34%		1.34%		1.33%		1.34%	1.37%
After expense reimbursement and/or fee waiver	1.34%		1.34%		1.33%		1.34%	1.37%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.32)%		(0.45)%		(0.26)%		1.03%	0.22%
After expense reimbursement and/or fee waiver	(0.31)%		(0.45)%		(0.26)%		1.03%	0.22%
Portfolio Turnover	57%		61%		66%		56%	27%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Small Cap Value Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.31		$13.60		$17.13		$13.62	$12.22

Income from Investment Operations:
Net investment income (loss)	(0.01	)(a)	(0.03	)(a)	(0.00	)(a)(b)	0.19	0.06 (a)
Net realized and unrealized gain on investments	0.86		0.73		0.13		4.01	1.34

Total from investment operations	0.85		0.70		0.13		4.20	1.40

Less Distributions:
Distributions from and in excess of net investment income	—		—		(0.08)		(0.26)	—
Distributions from net realized gain on investments	(0.72)		(1.99)		(3.58)		(0.43)	—

Total distributions	(0.72)		(1.99)		(3.66)		(0.69)	—

Net increase (decrease) in net asset value	0.13		(1.29)		(3.53)		3.51	1.40

Net Asset Value, End of Year	$12.44		$12.31		$13.60		$17.13	$13.62

Total Return(c)	7.50%		5.45%		0.16%		32.36%	11.46%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$246,753		$245,192		$250,173		$252,804	$240,075
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.09%		1.09%		1.08%		1.09%	1.12%
After expense reimbursement and/or fee waiver	1.09%		1.09%		1.08%		1.09%	1.12%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.07)%		(0.20)%		(0.01)%		1.28%	0.47%
After expense reimbursement and/or fee waiver	(0.06)%		(0.20)%		(0.01)%		1.28%	0.47%
Portfolio Turnover	57%		61%		66%		56%	27%

(a)	Per share numbers have been calculated using average shares.
(b)	Represents less than $(0.005) per share.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Silvercrest Small Cap Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14		Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Year	$15.20		$15.20	$14.54		$10.90	$10.00

Income from Investment Operations:
Net investment income	0.02	(b)	0.01 (b)	0.01		0.01 (b)	0.01
Net realized and unrealized gain on investments	0.80		0.31	1.16		3.77	0.89

Total from investment operations	0.82		0.32	1.17		3.78	0.90

Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.02)	(0.00	)(c)	(0.11)	—
Distributions from net realized gain on investments	(0.55)		(0.30)	(0.51)		(0.03)	—

Total distributions	(0.59)		(0.32)	(0.51)		(0.14)	—

Net increase in net asset value	0.23		0.00 (c)	0.66		3.64	0.90

Net Asset Value, End of Year	$15.43		$15.20	$15.20		$14.54	$10.90

Total Return(d)	5.73%		2.14%	8.18%		35.09%	9.00	%(e)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,228		$19,061	$6,673		$4,049	$750
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.45%		1.47%	1.61%		2.05%	5.10	%(f)
After expense reimbursement and/or fee waiver	1.40	%(g)	1.40%	1.40%		1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	0.11%		(0.03)%	(0.17)%		(0.61)%	(3.51	)%(f)
After expense reimbursement and/or fee waiver	0.16%		0.04%	0.04%		0.04%	0.19	%(f)
Portfolio Turnover	32%		36%	32%		37%	26	%(e)(h)

(a)	The commencement of investment operations for AMG Managers Silvercrest Small Cap Fund Class N shares was December 26, 2011.
(b)	Per share numbers have been calculated using average shares.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.08% from 1.40%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(h)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Silvercrest Small Cap Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Year	$15.30		$15.27	$14.59	$10.93	$10.00

Income from Investment Operations:
Net investment income	0.06	(b)	0.04 (b)	0.05	0.04 (b)	0.03
Net realized and unrealized gain on investments	0.81		0.32	1.17	3.78	0.90

Total from investment operations	0.87		0.36	1.22	3.82	0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.06)		(0.03)	(0.03)	(0.13)	—
Distributions from net realized gain on investments	(0.55)		(0.30)	(0.51)	(0.03)	—

Total distributions	(0.61)		(0.33)	(0.54)	(0.16)	—

Net increase in net asset value	0.26		0.03	0.68	3.66	0.93

Net Asset Value, End of Year	$15.56		$15.30	$15.27	$14.59	$10.93

Total Return(c)	6.04%		2.37%	8.47%	35.39%	9.30	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$181,964		$145,402	$62,215	$29,219	$4,962
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.21%		1.22%	1.36%	1.80%	4.85	%(e)
After expense reimbursement and/or fee waiver	1.15	%(f)	1.15%	1.15%	1.15%	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	0.34%		0.22%	0.08%	(0.36)%	(3.26	)%(e)
After expense reimbursement and/or fee waiver	0.40%		0.29%	0.29%	0.29%	0.44	%(e)
Portfolio Turnover	32%		36%	32%	37%	26	%(d)(g)

(a)	The commencement of investment operations for AMG Managers Silvercrest Small Cap Fund Class I shares was December 26, 2011.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.08% from 1.15%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG GW&K U.S. Small Cap Growth Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$18.59		$22.07	$24.06	$20.52		$20.57

Income from Investment Operations:
Net investment loss(a)	(0.06)		(0.12)	(0.13)	(0.03)		(0.12)
Net realized and unrealized gain (loss) on investments	(0.62)		(0.62)	0.30	5.55		2.09

Total from investment operations	(0.68)		(0.74)	0.17	5.52		1.97

Less Distributions:
Distributions from net realized gain on investments	(14.33)		(2.74)	(2.16)	(1.98)		(2.02)

Total distributions	(14.33)		(2.74)	(2.16)	(1.98)		(2.02)

Net increase (decrease) in net asset value	(15.01)		(3.48)	(1.99)	3.54		(0.05)

Net Asset Value, End of Year	$3.58		$18.59	$22.07	$24.06		$20.52

Total Return(b)	(4.39)%		(4.12)%	0.57%	29.52%		10.70%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$30,977		$241,283	$336,350	$533,627		$389,125
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.39%		1.31%	1.31%	1.31%		1.28	%(d)
After expense reimbursement and/or fee waiver	1.36	%(c)	1.31%	1.31%	1.31%		1.28	%(d)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver	(0.81)%		(0.58)%	(0.57)%	(0.16)%		(0.59)%
After expense reimbursement and/or fee waiver	(0.76)%		(0.58)%	(0.57)%	(0.16)%		(0.59)%
Portfolio Turnover	106	%(e)	65%	70%	71	%(e)(f)	48	%(e)

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.03% from 1.35%. On January 12, 2016, the Investment Manager agreed to an expense cap of 1.35%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
(f)	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG GW&K U.S. Small Cap Growth Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$19.30		$22.76	$24.69	$20.96		$20.91

Income from Investment Operations:
Net investment income (loss)(a)	(0.05)		(0.07)	(0.07)	0.02		(0.07)
Net realized and unrealized gain (loss) on investments	(0.65)		(0.65)	0.30	5.69		2.14

Total from investment operations	(0.70)		(0.72)	0.23	5.71		2.07

Less Distributions:
Distributions from net realized gain on investments	(14.33)		(2.74)	(2.16)	(1.98)		(2.02)

Total distributions	(14.33)		(2.74)	(2.16)	(1.98)		(2.02)

Net increase (decrease) in net asset value	(15.03)		(3.46)	(1.93)	3.73		0.05

Net Asset Value, End of Year	$4.27		$19.30	$22.76	$24.69		$20.96

Total Return(b)	(4.27)%		(3.93)%	0.86%	29.84%		10.98%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,032		$307,403	$469,518	$792,172		$635,663
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.16%		1.06%	1.06%	1.06%		1.03	%(d)
After expense reimbursement and/or fee waiver	1.11	%(c)	1.06%	1.06%	1.06%		1.03	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.57)%		(0.33)%	(0.32)%	0.09%		(0.34)%
After expense reimbursement and/or fee waiver	(0.53)%		(0.33)%	(0.32)%	0.09%		(0.34)%
Portfolio Turnover	106	%(e)	65%	70%	71	%(e)(f)	48	%(e)

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.03% from 1.10%. On January 12, 2016, the Investment Manager agreed to an expense cap of 1.10%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
(f)	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$10.60		$10.86	$10.65	$11.10	$10.44

Income from Investment Operations:
Net investment income	0.31	(a)	0.38	0.40	0.30	0.33 (a)
Net realized and unrealized gain (loss) on investments	0.17		(0.27)	0.22	(0.33)	0.72

Total from investment operations	0.48		0.11	0.62	(0.03)	1.05

Less Distributions:
Distributions from and in excess of net investment income	(0.31)		(0.37)	(0.41)	(0.36)	(0.37)
Distributions from net realized gain on investments	—		—	—	(0.06)	(0.02)

Total distributions	(0.31)		(0.37)	(0.41)	(0.42)	(0.39)

Net increase (decrease) in net asset value	0.17		(0.26)	0.21	(0.45)	0.66

Net Asset Value, End of Year	$10.77		$10.60	$10.86	$10.65	$11.10

Total Return(b)	4.62%		1.04%	5.96%	(0.28)%	10.25%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$308,703		$188,286	$49,147	$66,368	$71,546
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.02%		1.05%	1.08%	1.04%	1.35%
After expense reimbursement and/or fee waiver	0.94	%(c)	0.94%	0.94%	0.94%	0.94%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	2.76%		3.21%	3.58%	2.66%	2.59%
After expense reimbursement and/or fee waiver	2.84%		3.32%	3.72%	2.77%	3.01%
Portfolio Turnover	78%		59%	117%	125%	119%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.61% from 0.94%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers DoubleLine Core Plus Bond Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$10.60		$10.86	$10.65	$11.10	$10.44

Income from Investment Operations:
Net investment income	0.33	(a)	0.41	0.44	0.33	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.17		(0.27)	0.21	(0.33)	0.73

Total from investment operations	0.50		0.14	0.65	—	1.08

Less Distributions:
Distributions from and in excess of net investment income	(0.34)		(0.40)	(0.44)	(0.39)	(0.40)
Distributions from net realized gain on investments	—		—	—	(0.06)	(0.02)

Total distributions	(0.34)		(0.40)	(0.44)	(0.45)	(0.42)

Net increase (decrease) in net asset value	0.16		(0.26)	0.21	(0.45)	0.66

Net Asset Value, End of Year	$10.76		$10.60	$10.86	$10.65	$11.10

Total Return(b)	4.79%		1.28%	6.22%	(0.03)%	10.52%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$398,514		$304,051	$158,198	$110,018	$105,335
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	0.77%		0.80%	0.83%	0.79%	1.10%
After expense reimbursement and/or fee waiver	0.69	%(c)	0.69%	0.69%	0.69%	0.69%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	3.02%		3.46%	3.83%	2.91%	2.84%
After expense reimbursement and/or fee waiver	3.11%		3.57%	3.97%	3.02%	3.26%
Portfolio Turnover	78%		59%	117%	125%	119%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 0.61% from 0.69%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Anchor Capital Enhanced Equity Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$9.14		$9.49	$9.39	$8.68		$9.61

Income from Investment Operations:
Net investment income	0.22	(a)	0.18	0.17	0.20		0.16
Net realized and unrealized gain (loss) on investments	(0.37)		(0.36)	0.09	0.86		0.11

Total from investment operations	(0.15)		(0.18)	0.26	1.06		0.27

Less Distributions:
Distributions from and in excess of net investment income	(0.26)		(0.17)	(0.16)	(0.20)		(0.16)
Distributions from net realized gain on investments	(0.04)		—	—	(0.15)		(1.04)

Total distributions	(0.30)		(0.17)	(0.16)	(0.35)		(1.20)

Net increase (decrease) in net asset value	(0.45)		(0.35)	0.10	0.71		(0.93)

Net Asset Value, End of Year	$8.69		$9.14	$9.49	$9.39		$8.68

Total Return(b)	(1.74)%		(1.86)%	2.68%	12.60%		3.12%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$46,652		$84,994	$101,980	$101,663		$106,191
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	1.24%		1.19%	1.19%	1.23	%(c)	1.22	%(c)(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	1.24	%(e)	1.19%	1.19%	1.23	%(c)	1.27	%(c)(d)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	2.49%		1.78%	1.81%	2.24%		1.82%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	2.49%		1.78%	1.81%	2.24%		1.78%
Portfolio Turnover	35%		33%	41%	78%		56%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the fiscal years ended October 31, 2013 and October 31, 2012, which is not included in the contractual expense limitation.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(e)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.07% from 1.40%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Anchor Capital Enhanced Equity Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$9.15		$9.50	$9.40	$8.69		$9.62

Income from Investment Operations:
Net investment income	0.25	(a)	0.19	0.18	0.22		0.18
Net realized and unrealized gain (loss) on investments	(0.38)		(0.35)	0.10	0.86		0.11

Total from investment operations	(0.13)		(0.16)	0.28	1.08		0.29

Less Distributions:
Distributions from and in excess of net investment income	(0.28)		(0.19)	(0.18)	(0.22)		(0.18)
Distributions from net realized gain on investments	(0.04)		—	—	(0.15)		(1.04)

Total distributions	(0.32)		(0.19)	(0.18)	(0.37)		(1.22)

Net increase (decrease) in net asset value	(0.45)		(0.35)	0.10	0.71		(0.93)

Net Asset Value, End of Year	$8.70		$9.15	$9.50	$9.40		$8.69

Total Return(b)	(1.47)%		(1.60)%	2.94%	12.88%		3.46%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$15,591		$83,475	$108,985	$58,099		$71,618
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	1.00%		0.94%	0.94%	0.98	%(c)	0.97	%(c)(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	1.00	%(e)	0.94%	0.94%	0.98	%(c)	1.02	%(c)(d)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	2.78%		2.03%	2.06%	2.49%		2.07%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	2.78%		2.03%	2.06%	2.49%		2.03%
Portfolio Turnover	35%		33%	41%	78%		56%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the fiscal years ended October 31, 2013 and October 31, 2012, which is not included in the contractual expense limitation.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the fiscal year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is a result of utilizing the line of credit, as discussed in Note G to the Financial Statements.
(e)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.07% from 1.15%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Lake Partners LASSO Alternatives Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.76		$13.64		$13.34	$12.39		$11.94

Income from Investment Operations:
Net investment income (loss)(a)	0.02		(0.04)		(0.07)	0.00	(b)	0.04
Net realized and unrealized gain (loss) on investments	(0.17)		(0.34)		0.50 (c)	1.11		0.59

Total from investment operations	(0.15)		(0.38)		0.43	1.11		0.63

Less Distributions:
Distributions from and in excess of net investment income	—		(0.00	)(b)	(0.09)	(0.16)		(0.18)
Distributions from net realized gain on investments	(0.80)		(0.50)		(0.04)	—		—

Total distributions	(0.80)		(0.50)		(0.13)	(0.16)		(0.18)

Net increase (decrease) in net asset value	(0.95)		(0.88)		0.30	0.95		0.45

Net Asset Value, End of Year	$11.81		$12.76		$13.64	$13.34		$12.39

Total Return(d)	(1.18)%		(2.87)%		3.27%	9.05%		5.34%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$32,630		$40,667		$44,386	$54,388		$33,719
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment (e)	1.47%		1.43	%(f)	1.41%	1.43	%(g)	1.41	%(g)(h)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment (e)	1.40	%(i)	1.41	%(f)	1.43%	1.45	%(g)	1.45	%(g)(h)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	0.06%		(0.33)%		(0.51)%	(0.00	)%(b)	0.36	%(h)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	0.13%		(0.31)%		(0.53)%	(0.03)%		0.32	%(h)
Portfolio Turnover	30%		73%		46%	44%		46%

(a)	Per share numbers have been calculated using average shares.
(b)	Represents less than ($0.005) or $0.005 per share or less than 0.005%.
(c)	Includes capital contribution of less than $0.005 per share.
(d)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.45% to 1.40%, excluding interest, taxes, investment- related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(g)	Ratios of expenses to average net assets includes Earnings Credits of less than 0.005% for each of the fiscal years ended October 31, 2013 and October 31, 2012, which is not included in the contractual expense limitation.
(h)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the fiscal year ended October 31, 2012.
(i)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.09% from 1.40%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Lake Partners LASSO Alternatives Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$12.81		$13.69		$13.38	$12.42		$11.97

Income from Investment Operations:
Net investment income (loss)(a)	0.07		(0.01)		(0.04)	0.03		0.07
Net realized and unrealized gain (loss) on investments	(0.19)		(0.33	)(b)	0.51 (b)	1.11		0.59

Total from investment operations	(0.12)		(0.34)		0.47	1.14		0.66

Less Distributions:
Distributions from and in excess of net investment income	(0.03)		(0.04)		(0.12)	(0.18)		(0.21)
Distributions from net realized gain on investments	(0.80)		(0.50)		(0.04)	—		—

Total distributions	(0.83)		(0.54)		(0.16)	(0.18)		(0.21)

Net increase (decrease) in net asset value	(0.95)		(0.88)		0.31	0.96		0.45

Net Asset Value, End of Year	$11.86		$12.81		$13.69	$13.38		$12.42

Total Return(c)	(0.91)%		(2.62)%		3.56%	9.31%		5.56%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$70,054		$169,072		$477,157	$416,475		$253,343
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment(d)	1.22%		1.18	%(e)	1.16%	1.18	%(f)	1.16	%(f)(g)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment(d)	1.15	%(h)	1.16	%(e)	1.18%	1.20	%(f)	1.20	%(f)(g)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment	0.49%		(0.08)%		(0.26)%	0.25%		0.61	%(g)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment	0.57%		(0.06)%		(0.28)%	0.22%		0.57	%(g)
Portfolio Turnover	30%		73%		46%	44%		46%

(a)	Per share numbers have been calculated using average shares.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.20% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(f)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the fiscal years ended October 31, 2013 and October 31, 2012, which is not included in the contractual expense limitation.
(g)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the fiscal year ended October 31, 2012.
(h)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.09% from 1.15%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Long-Short Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12
Net Asset Value, Beginning of Year	$11.48		$11.35		$12.02	$10.73		$9.91

Income from Investment Operations:
Net investment loss	(0.19	)(a)	(0.14	)(a)	(0.19)	(0.17	)(a)	(0.18)
Net realized and unrealized gain (loss) on investments	0.13		0.57		(0.19)	2.02		1.00

Total from investment operations	(0.06)		0.43		(0.38)	1.85		0.82

Less Distributions:
Distributions from net realized gain on investments	(0.38)		(0.30)		(0.29)	(0.56)		—

Total distributions	(0.38)		(0.30)		(0.29)	(0.56)		—

Net increase (decrease) in net asset value	(0.44)		0.13		(0.67)	1.29		0.82

Net Asset Value, End of Year	$11.04		$11.48		$11.35	$12.02		$10.73

Total Return(b)	(0.52)%		3.79%		(3.27)%	18.14%		8.17%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,713		$27,983		$109,140	$108,966		$7,506
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment including interest and dividend expense for securities sold short	3.62%		2.87%		2.53%	2.54%		5.03%
After expense reimbursement and/or fee waiver, or recoupment including interest and dividend expense for securities sold short	3.46	%(c)	2.89%		2.58%	2.38%		3.11%
After expense reimbursement and/or fee waiver, or recoupment excluding interest and dividend expense for securities sold short	1.70	%(c)	1.70%		1.70%	1.70%		1.70%
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	(1.91)%		(1.16)%		(1.55)%	(1.62)%		(3.63)%
After expense reimbursement and/or fee waiver, or recoupment	(1.75)%		(1.19)%		(1.59)%	(1.46)%		(1.71)%
Portfolio Turnover	298%		279%		303%	291%		278%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.37% from 1.70%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG River Road Long-Short Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Year	$11.56		$11.40		$12.05	$10.96

Income from Investment Operations:
Net investment income (loss)	(0.18	)(b)	(0.11	)(b)	(0.16)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	0.15		0.57		(0.20)	1.19

Total from investment operations	(0.03)		0.46		(0.36)	1.09

Less Distributions:
Distributions from net realized gain on investments	(0.38)		(0.30)		(0.29)	—

Total distributions	(0.38)		(0.30)		(0.29)	—

Net increase (decrease) in net asset value	(0.41)		0.16		(0.65)	1.09

Net Asset Value, End of Year	$11.15		$11.56		$11.40	$12.05

Total Return(c)	(0.24)%		4.04%		(3.01)%	9.85	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$37,549		$49,088		$110,271	$71,175
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment including interest and dividend expense for securities sold short	3.39%		2.62%		2.28%	2.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment including interest and dividend expense for securities sold short	3.24	%(f)	2.64%		2.33%	2.10	%(e)
After expense reimbursement and/or fee waiver, or recoupment excluding interest and dividend expense for securities sold short	1.45	%(f)	1.45%		1.45%	1.45	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	(1.81)%		(0.91)%		(1.30)%	(1.44	)%(e)
After expense reimbursement and/or fee waiver, or recoupment	(1.67)%		(0.94)%		(1.34)%	(1.33	)%(e)
Portfolio Turnover	298%		279%		303%	291	%(d)

(a)	The commencement of investment operations for AMG River Road Long-Short Fund Class I shares was March 1, 2013.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.37% from 1.45%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Guardian Capital Global Dividend Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Year	$10.30		$10.51	$10.00

Income from Investment Operations:
Net investment income	0.22	(b)	0.24	0.13
Net realized and unrealized gain (loss) on investments	(0.62)		(0.23)	0.49

Total from investment operations	(0.40)		0.01	0.62

Less Distributions:
Distributions from and in excess of net investment income	(0.23)		(0.22)	(0.11)

Total Distributions	(0.23)		(0.22)	(0.11)

Net increase (decrease) in net asset value	(0.63)		(0.21)	0.51

Net Asset Value, End of Year	$9.67		$10.30	$10.51

Total Return(c)	(3.91)%		0.07%	6.17	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$997		$1,054	$1,052
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	3.34%		4.10%	5.21	%(e)
After expense reimbursement and/or fee waiver	1.30	%(f)	1.30%	1.30	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	0.20%		(0.53)%	(1.74	)%(e)
After expense reimbursement and/or fee waiver	2.24%		2.28%	2.17	%(e)
Portfolio Turnover	36%		28%	16	%(d)

(a)	The commencement of investment operations for AMG Managers Guardian Capital Global Dividend Fund Class N shares was April 11, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.05% from 1.30%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Guardian Capital Global Dividend Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16	Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Year	$10.28	$10.52	$10.00

Income from Investment Operations:
Net investment income	0.23 (b)	0.27	0.14
Net realized and unrealized gain (loss) on investments	(0.60)	(0.25)	0.50

Total from investment operations	(0.37)	0.02	0.64

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.26)	(0.12)

Total Distributions	(0.26)	(0.26)	(0.12)

Net increase (decrease) in net asset value	(0.63)	(0.24)	0.52

Net Asset Value, End of Year	$9.65	$10.28	$10.52

Total Return(c)	(3.68)%	0.14%	6.39	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$27,986	$3,292	$3,211
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	2.82%	3.85%	4.96	%(e)
After expense reimbursement and/or fee waiver	1.05%	1.05%	1.05	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	0.55%	(0.28)%	(1.49	)%(e)
After expense reimbursement and/or fee waiver	2.32%	2.52%	2.42	%(e)
Portfolio Turnover	36%	28%	16	%(d)

(a)	The commencement of investment operations for AMG Managers Guardian Capital Global Dividend Fund Class I shares was April 11, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Pictet International Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Year	$9.56		$9.34	$10.00

Income from Investment Operations:
Net investment income	0.13	(b)	0.10 (b)	0.09
Net realized and unrealized gain (loss) on investments	0.00	(c)	0.17 (d)	(0.75)

Total from investment operations	0.13		0.27	(0.66)

Less Distributions:
Distributions from and in excess of net investment income	(0.02)		(0.03)	—

Distributions from net realized gain on investments	(0.06)		(0.02)	—

Total distributions	(0.08)		(0.05)	—

Net increase (decrease) in net asset value	0.05		0.22	(0.66)

Net Asset Value, End of Year	$9.61		$9.56	$9.34

Total Return(e)	1.42	%(f)	3.02%	(6.60	)%(g)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$131		$1,056	$984
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.41%		1.92%	3.26	%(h)
After expense reimbursement and/or fee waiver, or recoupment	1.40	%(i)	1.40%	1.40	%(h)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.88%		0.53%	(0.25	)%(h)
After expense reimbursement and/or fee waiver, or recoupment	1.88%		1.06%	1.61	%(h)
Portfolio Turnover	38%		53%	26	%(g)

(a)	The commencement of investment operations for AMG Managers Pictet International Fund Class N shares was April 11, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	Less than 0.005%.
(d)	Includes capital contribution of $0.01 per share.
(e)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(f)	The total return would have been 1.32% had the capital contribution not been included.
(g)	Not annualized.
(h)	Annualized.
(i)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.08% from 1.40%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Pictet International Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Year	$9.60		$9.36	$10.00

Income from Investment Operations:
Net investment income	0.15	(b)	0.12 (b)	0.10
Net realized and unrealized gain (loss) on investments	0.00	(c)	0.19 (d)	(0.74)

Total from investment operations	0.15		0.31	(0.64)

Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.05)	—
Distributions from net realized gain on investments	(0.06)		(0.02)	—

Total distributions	(0.10)		(0.07)	—

Net increase (decrease) in net asset value	0.05		0.24	(0.64)

Net Asset Value, End of Year	$9.65		$9.60	$9.36

Total Return(e)	1.67	%(f)	3.43%	(6.40	)%(g)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,336,050		$49,803	$8,467
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	1.15%		1.67%	3.01	%(h)
After expense reimbursement and/or fee waiver, or recoupment	1.15	%(i)	1.15%	1.15	%(h)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment	2.13%		0.78%	0.00	%(h)(c)
After expense reimbursement and/or fee waiver, or recoupment	2.13%		1.31%	1.86	%(h)
Portfolio Turnover	38%		53%	26	%(g)

(a)	The commencement of investment operations for AMG Managers Pictet International Fund Class I shares was April 11, 2014.
(b)	Per share numbers have been calculated using average shares.
(c)	Less than 0.005%.
(d)	Includes capital contribution of $0.01 per share.
(e)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(f)	The total return would have been 1.57% had the capital contribution not been included.
(g)	Not annualized.
(h)	Annualized.
(i)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.08% from 1.15%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Value Partners Asia Dividend Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16(a)
Net Asset Value, Beginning of Year	$10.00

Income from Investment Operations:
Net investment income(b)	0.24
Net realized and unrealized gain on investments	0.59

Total from investment operations	0.83

Less Distributions:
Distributions from and in excess of net investment income	(0.20)

Net increase in net asset value	0.63

Net Asset Value, End of Year	$10.63

Total Return(c)	8.39	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$808
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	4.18	%(e)
After expense reimbursement and/or fee waiver	1.40	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver	(0.05	)%(e)
After expense reimbursement and/or fee waiver	2.74	%(e)
Portfolio Turnover	51	%(d)

(a)	The commencement of investment operations for AMG Managers Value Partners Asia Dividend Fund Class N shares was December 16, 2015.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.15% from 1.40%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal period ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Value Partners Asia Dividend Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16(a)
Net Asset Value, Beginning of Year	$10.00

Income from Investment Operations:
Net investment income(b)	0.27
Net realized and unrealized gain on investments	0.58

Total from investment operations	0.85

Less Distributions:
Distribution from and in excess of net investment income	(0.22)

Net increase in net asset value	0.63

Net Asset Value, End of Year	$10.63

Total Return(c)	8.60	%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$7,283
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	3.94	%(e)
After expense reimbursement and/or fee waiver	1.15	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.20	%(e)
After expense reimbursement and/or fee waiver	2.99	%(e)
Portfolio Turnover	51	%(d)

(a)	The commencement of investment operations for AMG Managers Value Partners Asia Dividend Fund Class I shares was December 16, 2015.
(b)	Per share numbers have been calculated using average shares.
(c)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Balanced Fund – Class N	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$23.83		$24.68	$23.81	$21.46	$20.09

Income from Investment Operations:
Net investment income(a)	0.11		0.10	0.12	0.21	0.16
Net realized and unrealized gain (loss) on investments	(0.17)		1.31	1.70	2.43	1.45

Total from investment operations	(0.06)		1.41	1.82	2.64	1.61

Less Distributions:
Distributions from and in excess of net investment income	(0.15)		(0.18)	(0.21)	(0.29)	(0.24)
Distributions from net realized gain on investments	(1.04)		(2.08)	(0.74)	—	—

Total distributions	(1.19)		(2.26)	(0.95)	(0.29)	(0.24)

Net increase (decrease) in net asset value	(1.25)		(0.85)	0.87	2.35	1.37

Net Asset Value, End of Year	$22.58		$23.83	$24.68	$23.81	$21.46

Total Return(b)	(0.28)%		6.01%	7.83%	12.40%	8.03%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$25,373		$26,607	$20,446	$22,425	$31,536
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.31%		1.44%	1.43%	1.37%	1.42%
After expense reimbursement and/or fee waiver	1.20	%(c)	1.20%	1.20%	1.20%	1.22%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.35%		0.19%	0.26%	0.77%	0.57%
After expense reimbursement and/or fee waiver	0.46%		0.43%	0.50%	0.94%	0.77%
Portfolio Turnover	85%		36%	27%	35%	35%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.04% from 1.35%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

AMG Managers Montag & Caldwell Balanced Fund – Class I	October 31, 2016

Financial Highlights

	Year Ended 10/31/16		Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12
Net Asset Value, Beginning of Year	$23.75		$24.60	$23.76	$21.41	$20.05

Income from Investment Operations:
Net investment income(a)	0.13		0.12	0.14	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.17)		1.31	1.70	2.43	1.44

Total from investment operations	(0.04)		1.43	1.84	2.66	1.63

Less Distributions:
Distributions from and in excess of net investment income	(0.17)		(0.20)	(0.26)	(0.31)	(0.27)
Distributions from net realized gain on investments	(1.04)		(2.08)	(0.74)	—	—

Total distributions	(1.21)		(2.28)	(1.00)	(0.31)	(0.27)

Net increase (decrease) in net asset value	(1.25)		(0.85)	0.84	2.35	1.36

Net Asset Value, End of Year	$22.50		$23.75	$24.60	$23.76	$21.41

Total Return(b)	(0.19)%		6.13%	7.92%	12.53%	8.14%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,091		$3,518	$1,934	$1,839	$1,930
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver	1.22%		1.34%	1.33%	1.27%	1.30%
After expense reimbursement and/or fee waiver	1.10	%(c)	1.10%	1.10%	1.10%	1.10%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver	0.43%		0.29%	0.36%	0.87%	0.69%
After expense reimbursement and/or fee waiver	0.55%		0.53%	0.60%	1.04%	0.89%
Portfolio Turnover	85%		36%	27%	35%	35%

(a)	Per share numbers have been calculated using average shares.
(b)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(c)	Effective October 1, 2016, the Fund’s expense cap was reduced to 1.04% from 1.10%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended October 31, 2016 (See Note F).

The accompanying notes are an integral part of these financial statements.

AMG Funds

October 31, 2016

Notes to Financial Statements

Note (A) Summary of Significant Accounting Policies: AMG Funds IV (formerly, the Aston Funds) (the “Trust”), is an open-end management investment company, organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, (each a “Fund” and collectively, the “Funds”), each having distinct investment management objectives, strategies, risks and policies. Included in this report are:

Funds

AMG Managers Fairpointe Focused Equity Fund, formerly the ASTON/ Fairpointe Focused Equity Fund (the “Fairpointe Focused Equity”)

AMG River Road Focused Absolute Value Fund, formerly the ASTON/River Road Focused Absolute Value Fund (the “River Road Focused Absolute Value”)

AMG Managers Montag & Caldwell Growth Fund, formerly the ASTON/ Montag & Caldwell Growth Fund (the “Montag & Caldwell Growth”)

AMG River Road Dividend All Cap Value Fund, formerly the ASTON/River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value”)

AMG River Road Dividend All Cap Value Fund II, formerly the ASTON/ River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value II”)

AMG Managers Fairpointe Mid Cap Fund, formerly the ASTON/Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap”)

AMG Managers Montag & Caldwell Mid Cap Growth Fund, formerly the ASTON/Montag & Caldwell Mid Cap Growth Fund (the “Montag & Caldwell Mid Cap Growth”)

AMG Managers LMCG Small Cap Growth Fund, formerly the Aston/LMCG Small Cap Growth Fund (the “LMCG Small Cap Growth”)

AMG River Road Select Value Fund, formerly the ASTON/River Road Select Value Fund (the “River Road Select Value”)

AMG River Road Small Cap Value Fund, formerly the ASTON/River Road Small Cap Value Fund (the “River Road Small Cap Value”)

AMG Managers Silvercrest Small Cap Fund, formerly the ASTON/ Silvercrest Small Cap Fund (the “Silvercrest Small Cap”)

AMG GW&K U.S. Small Cap Growth Fund, formerly the ASTON Small Cap Fund and formerly, ASTON/TAMRO Small Cap Fund, (“GW&K U.S. Small Cap Growth”)

AMG Managers DoubleLine Core Plus Bond Fund, formerly the ASTON/ DoubleLine Core Plus Fixed Income Fund (the “DoubleLine Core Plus Bond”)

AMG Managers Anchor Capital Enhanced Equity Fund, formerly the ASTON/Anchor Capital Enhanced Equity Fund (the “Anchor Capital Enhanced Equity”)

AMG Managers Lake Partners LASSO Alternatives Fund, formerly the ASTON/Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives”)

AMG River Road Long-Short Fund, formerly the ASTON/River Road Long-Short Fund (the “River Road Long-Short”)

AMG Managers Guardian Capital Global Dividend Fund, formerly the ASTON/Guardian Capital Global Dividend Fund (the “Guardian Capital Global Dividend”)

AMG Managers Pictet International Fund, formerly the ASTON/Pictet International Fund (the “Pictet International”)

Funds

AMG Managers Value Partners Asia Dividend Fund, formerly the ASTON/Value Partners Asia Dividend Fund (the “Value Partners Asia Dividend”)

AMG Managers Montag & Caldwell Balanced Fund, formerly the ASTON/Montag & Caldwell Balanced Fund (the “Montag & Caldwell Balanced”)

Each Fund, except Montag & Caldwell Growth, is authorized to issue two classes of shares (Class N shares and Class I shares). Montag & Caldwell Growth is authorized to issue three classes of shares (Class N shares, Class I shares and Class R shares). Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(1) Valuation of Investments: Equity securities, including short positions, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean, or the mean between the last quoted bid and ask prices (the “exchange mean price”). Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the mean between the evaluated bid and ask price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to

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transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•         Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities

•         Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•         Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period.

(2) Investment Companies: Lake Partners LASSO Alternatives primarily invests, and certain other Funds in this Trust, may invest in securities of other investment companies, including open-end funds, closed end funds and exchange-traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. ETFs are traded on securities exchanges based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a

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Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, as well as their share of the Fund’s fees and expenses. The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Funds to invest in both affiliated and unaffiliated investment companies in excess of the limits of the 1940 Act, subject to the terms and conditions of such order. Prior to its investment in shares of an unaffiliated investment company in excess of the limits of the 1940 Act, the Trust, on behalf of a Fund, and the underlying fund must execute an agreement that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. For the fiscal year ended October 31, 2016, Lake Partners LASSO Alternatives relied on such exemptive order.

(3) Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(4) Securities Transacted on a When Issued Basis: The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote A1 above.

Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(5) Mortgage-Backed Securities: Montag & Caldwell Balanced and DoubleLine Core Plus Bond may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide holders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae

(formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Fred-die Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. Montag & Caldwell Balanced and DoubleLine Core Plus Bond may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(6) Delayed Delivery Transactions and When-Issued Securities: DoubleLine Core Plus Bond may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

(7) Stripped Securities: DoubleLine Core Plus Bond may invest in stripped securities (“STRIPS”), for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class).

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However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

(8) Securities Sold Short and Due to/from Brokers: River Road Long-Short utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in unaffiliated investments at value in the Statement of Assets and Liabilities.

Due to/from brokers represents cash balances on deposit with, or cash balances owed to, Bank of America Merrill Lynch (the “Prime Broker”). When the Fund has cash balances on deposit with the Prime Broker, the Fund is subject to credit risk should the Prime Broker be unable to meet their obligations to the Fund; and when the Fund has cash balances owed to the Prime Broker, the amount is payable upon demand and the Fund must segregate liquid assets.

The Fund has entered into a Special Custody Agreement with the Prime Broker for securities sold short, which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a Special Custody Agreement in the Statement of Assets and Liabilities. As

of October 31, 2016, the value of securities sold short was $14,266,905 and the Fund owed the Prime Broker $11,422,556 relating to margin; which both were collateralized with cash of $3,839,023 and securities worth $27,678,191.

(9) Options Contracts: In the normal course of pursuing its investment objectives and mitigating price volatility risk, Anchor Capital Enhanced Equity may write and/or purchase call and put options on securities for hedging purposes, to seek capital appreciation, to mitigate risk and/or to increase exposure. Writing put options or purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value based on the quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the period in Anchor Capital Enhanced Equity. See the Schedule of Investments for open options contracts held by Anchor Capital Enhanced Equity at October 31, 2016.

For the fiscal year ended October 31, 2016, the average* volume of derivative activity is as follows:

Funds	Purchased Options (Premium Paid)	Written Options (Premiums Received)
Anchor Capital Enhanced Equity	$1,016,707	$3,139,131

*	estimated based on quarterly holdings

(10) Forward Foreign Currency Contracts: A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their

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contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the fiscal year ended October 31, 2016, the Funds did not invest in forward foreign currency contracts.

(11) Disclosures about Derivative Instruments: The following is a table summarizing the fair value of derivatives held at October 31, 2016, by primary risk exposure:

	Asset Derivative Investments Value	Liability Derivative Investments Value
	Equity Contracts (a)	Equity Contracts (a)
Anchor Capital Enhanced Equity	$267,750	$(1,705,114)

(a)	Statement of Assets and Liabilities location: Unaffiliated investments at value for purchased options and call options written, at value for written options.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2016:

	Amount of Realized Gain (Loss) on Derivatives Investments Value	Change in Unrealized Appreciation on Derivatives Investments Value
	Equity Contracts (a)	Equity Contracts (b)
Anchor Capital Enhanced Equity	$(10,827,504)	$2,453,611

(a)	Statement of Operations location: Net realized loss on purchased options and net realized loss on written options.

(b)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on purchased options and net change in unrealized appreciation (depreciation) on written options.

(12) Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(13) Investment Income and Expenses: Dividend income and expenses is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Interest income and expenses, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (“REITs”) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Certain Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce a Fund’s overall expense ratio. For the fiscal year ended October 31, 2016, the impact on the expense ratios, if any, were as follows:

	Credits Received	Expense Reduction
River Road Focused Absolute Value	$148	0.002%
Montag & Caldwell Growth	32,876	0.002%
River Road Dividend All Cap Value	739	0.000%
River Road Dividend All Cap Value II	82	0.000%
Montag & Caldwell Mid Cap Growth	323	0.003%
River Road Select Value	447	0.001%
River Road Small Cap Value	3,854	0.001%
Silvercrest Small Cap	2,437	0.001%
GW&K U.S. Small Cap Growth	23,119	0.016%
River Road Long-Short	115	0.000%
Montag & Caldwell Balanced	692	0.002%

(14) Foreign Securities: Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging markets countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging markets countries. Emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

(15) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

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The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(16) Federal Income Taxes: Each Fund currently qualifies or intends to qualify as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to regulated investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

At October 31, 2016, the following Funds had net realized capital loss carryforwards available to offset future net realized capital gains through the fiscal year ended:

	Capital Loss Carryforwards:
	2017	2018	2019	Post Enactment Short-Term	Post Enactment Long-Term	Total
Fairpointe Focused Equity	$—	$—	$—	$138,622	$8,883	$147,505
LMCG Small Cap Growth	—	—	—	30,255,640	4,173,478	34,429,118
Anchor Capital Enhanced Equity	—	—	—	3,768,177	—	3,768,177
Guardian Capital Global Dividend	—	—	—	247,545	57,327	304,872
River Road Long-Short	—	—	—	2,659,289	450,310	3,109,599

For the fiscal year ended October 31, 2016, the following Funds utilized capital loss carryovers as follows:

	Utilized Capital Loss Carryovers (with Expiration Year)
	2017	2018	2019	No Expiration
Montag & Caldwell Growth	$2,530,371	$—	$—	$—
DoubleLine Core Plus Bond	—	—	—	4,061,163

(17) Organizational and Offering Costs: The Investment Manager incurred and directly paid organizational and offering costs on behalf of the River Road Focused Absolute Value in the amount of $60,431, which will be repaid by the Fund for the full amount thereof. Organizational costs in the amount of $6,638 were expensed. Offering costs of $53,793 were deferred and have fully amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by the River Road Focused Absolute Value to the Investment Manager is reflected as Due to Affiliate on the Statement of Assets and Liabilities.

The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Value Partners Asia Dividend in the amount of $67,433, which will be repaid by the Fund for the full amount thereof. Organizational costs in the amount of $5,992 were expensed. Offering costs of $61,441 were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by the Value Partners Asia Dividend to the Investment Manager is reflected as Due to Affiliate on the Statement of Assets and Liabilities.

(18) Commitments and Contingencies: Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Note (B) Dividends from Net Investment Income and Distributions of Capital Gains: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap

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Value, River Road Dividend All Cap Value II and DoubleLine Core Plus Bond distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Anchor Capital Enhanced Equity, Guardian Capital Global Dividend, Value Partners Asia Dividend and Montag & Caldwell Balanced distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

The following Funds distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December: Fairpointe Focused Equity, River Road Focused Absolute Value, Montag & Caldwell Growth, Fair-pointe Mid Cap, Montag & Caldwell Mid Cap Growth, LMCG Small Cap Growth, River Road Select Value, River Road Small Cap Value, Silvercrest Small Cap, GW&K U.S. Small Cap Growth, Lake Partners LASSO Alternatives, River Road Long-Short and Pictet International.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, gains/losses not recognized from security sales in connection with redemptions in-kind, CLCF expired, paydowns, tax adjustments on passive foreign investment companies sold, redesignation of dividends paid by a fund, distributions received from regulated investment companies, distributions in excess of net investment income paid by a fund, and expenses disallowed for tax purposes. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes, wash sale loss deferrals, amortization, contribution in-kind, mark-to-market of passive foreign investment companies, gains/losses on foreign currency, and partnerships.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Distributions Paid in 2016			Distributions Paid in 2015
	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Fairpointe Focused Equity	$67,672	$—	$—	$—	$—
Montag & Caldwell Growth	8,294,809	—	453,313,996	44,398,227	627,221,330
River Road Dividend All Cap Value	15,720,202	—	68,846,034	18,975,031	89,326,656
River Road Dividend All Cap Value II	2,501,192	—	1,667,547	3,652,872	3,141,523
Fairpointe Mid Cap	21,004,526	—	234,497,586	158,253,393	770,919,534
Montag & Caldwell Mid Cap Growth	—	—	1,250,491	22,455	696,350
LMCG Small Cap Growth	—	15,280	25,386	1,396,041	1,078,763
River Road Select Value	—	153,030	7,969,730	7,895,744	17,043,425
River Road Small Cap Value	—	1,533,976	13,693,492	9,289,576	31,938,623
Silvercrest Small Cap	628,202	37,746	6,209,167	494,555	1,198,029
GW&K U.S. Small Cap Growth	—	—	155,946,076	—	94,016,613
DoubleLine Core Plus Bond	20,343,204	—	—	12,876,362	—
Anchor Capital Enhanced Equity	3,150,383	—	590,164	3,854,267	—
Lake Partners LASSO Alternatives	335,854	—	11,178,503	1,031,209	15,080,709
River Road Long-Short	—	1,302,075	545,077	4,922,443	335,340
Guardian Capital Global Dividend	119,241	—	—	102,970	—
Pictet International	386,837	588,318	—	188,437	—
Value Partners Asia Dividend	165,399	—	—	—	—
Montag & Caldwell Balanced	234,601	—	1,324,665	241,984	1,808,010

As of October 31, 2016, the most recent tax year end, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax cost basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Late-Year Deferral
Fairpointe Focused Equity	$(147,505)	$55,033	$—	$—	$—
River Road Focused Absolute Value	—	92,852	860,993	48,011	—
Montag & Caldwell Growth	—	3,868,221	—	112,649,261	—
River Road Dividend All Cap Value	—	4,357,902	—	59,246,147	—

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	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Late-Year Deferral
River Road Dividend All Cap Value II	$—	$302,084	$—	$4,773,360	$—
Fairpointe Mid Cap	—	13,117,515	—	157,664,965	—
Montag & Caldwell Mid Cap Growth	—	—	—	589,362	(40,947)
LMCG Small Cap Growth	(34,429,118)	—	—	—	(980,059)
River Road Select Value	—	—	50,404	2,961,540	—
River Road Small Cap Value	—	—	8,588,530	5,674,347	—
Silvercrest Small Cap	—	264,902	—	1,776,065	—
GW&K U.S. Small Cap Growth	—	—	—	58,484	(603,111)
DoubleLine Core Plus Bond	—	1,663,296	1,345,891	—	—
Anchor Capital Enhanced Equity	(3,768,177)	48,923	—	—	—
Lake Partners LASSO Alternatives	—	—	—	387,607	(357,455)
River Road Long-Short	(3,109,599)	—	—	—	(635,063)
Guardian Capital Global Dividend	(304,872)	38,164	—	—	—
Pictet International	—	18,782,276	27,967,062	622,295	—
Value Partners Asia Dividend	—	115,033	226,480	—	—
Montag & Caldwell Balanced	—	18,742	—	2,148,240	—

Note (C) Shares of Beneficial Interest: The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares in an in kind purchase is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

	Fairpointe Focused Equity					River Road Focused Absolute Value			Montag & Caldwell Growth
	2016		2015 (a)			2016 (b)			2016		2015
	Shares	Amount	Shares	Amount		Shares	Amount		Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	17,363	$149,301	263,764	$2,662,257	(c)	79,891	$823,215	(d)	6,885,996	$138,793,971	7,138,882	$186,556,494
Reinvestment of distributions	2,394	21,065	—	—		—	—		9,531,891	192,258,234	8,194,054	209,112,111
Cost of shares repurchased	(209,166)	(2,022,877)	(17,767)	(173,637)		(34,843)	(376,833)		(21,230,999)	(438,292,746)	(29,417,908)	(769,717,997)

Net increase (decrease)	(189,409)	$(1,852,511)	245,997	$2,488,620		45,048	$446,382		(4,813,112)	$(107,240,541)	(14,084,972)	$(374,049,392)

Class I:
Proceeds from sale of shares	220,622	$2,101,495	445,153	$4,383,700	(c)	1,211,166	$11,864,367	(d)	16,816,934	$343,661,135	9,136,847	$241,907,926
Reinvestment of distributions	5,296	46,607	—	—		—	—		9,866,673	199,997,475	14,272,154	365,652,584
Cost of shares repurchased	—	—	(1)	(10)		(171,275)	(1,791,912)		(35,152,702)	(790,240,872)	(66,732,284)	(1,768,877,865)

Net increase (decrease)	225,918	$2,148,102	445,152	$4,383,690		1,039,891	$10,072,455		(8,469,095)	$(246,582,262)	(43,323,283)	$(1,161,317,355)

Class R:
Proceeds from sale of shares	—	$—	—	$—		—	$—		61,438	$1,369,978	35,243	$914,418
Reinvestment of distributions	—	—	—	—		—	—		66,520	1,315,758	43,433	1,092,345
Cost of shares repurchased	—	—	—	—		—	—		(66,927)	(1,452,485)	(118,215)	(3,036,516)

Net increase (decrease)	—	$—	—	$—		—	$—		61,031	$1,233,251	(39,539)	$(1,029,753)

	River Road Dividend All Cap Value				River Road Dividend All Cap Value II				Fairpointe Mid Cap
	2016		2015		2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	13,306,940	$160,818,056	3,166,753	$41,437,554	54,504	$731,061	73,197	$974,246	6,721,809	$235,715,950	10,093,808	$416,140,464
Reinvestment of distributions	2,090,827	23,932,444	2,107,691	27,956,925	7,583	98,773	22,350	304,395	2,786,316	96,573,724	9,137,627	374,916,825
Cost of shares repurchased	(8,055,733)	(95,895,185)	(13,241,566)	(177,421,338)	(36,513)	(472,861)	(384,147)	(5,131,502)	(22,391,843)	(793,563,705)	(21,538,445)	(876,287,601)

Net increase (decrease)	7,342,034	$88,855,315	(7,967,122)	$(108,026,859)	25,574	$356,973	(288,600)	$(3,852,861)	(12,883,718)	$(461,274,031)	(2,307,010)	$(85,230,312)

Class I:
Proceeds from sale of shares	11,327,948	$136,478,192	6,894,934	$90,897,533	1,028,192	$13,465,509	1,954,180	$26,220,994	18,281,929	$662,488,962	21,809,966	$915,244,322
Reinvestment of distributions	4,402,905	50,321,034	4,086,211	54,080,077	288,126	3,759,968	444,366	6,012,510	3,759,518	133,199,701	10,047,970	421,110,375
Cost of shares repurchased	(20,268,357)	(241,076,892)	(16,988,277)	(220,946,207)	(2,187,747)	(28,400,388)	(2,238,283)	(29,484,827)	(40,242,836)	(1,421,123,304)	(31,979,189)	(1,363,799,543)

Net increase (decrease)	(4,537,504)	$(54,277,666)	(6,007,132)	$(75,968,597)	(871,429)	$(11,174,911)	160,263	$2,748,677	(18,201,389)	$(625,434,641)	(121,253)	$(27,444,846)

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	Montag & Caldwell Mid Cap Growth				LMCG Small Cap Growth				River Road Select Value
	2016		2015		2016		2015		2016			2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Class N:
Proceeds from sale of shares	12,426	$122,976	22,197	$254,809	1,114,051	$14,417,787	10,550,961	$163,893,120	141,827	$960,698		73,126	$563,077
Reinvestment of distributions	53,656	553,193	34,984	401,617	1,863	26,618	105,407	1,532,620	100,813	635,124		156,298	1,186,303
Cost of shares repurchased	(74,744)	(736,302)	(271,296)	(3,272,973)	(7,368,417)	(92,674,265)	(2,502,649)	(38,253,671)	(200,434)	(1,392,341)		(525,281)	(4,058,556)

Net increase (decrease)	(8,662)	$(60,133)	(214,115)	$(2,616,547)	(6,252,503)	$(78,229,860)	8,153,719	$127,172,069	42,206	$203,481		(295,857)	$(2,309,176)

Class I:
Proceeds from sale of shares	11,713	$120,040	194,128	$2,248,304	3,981,494	$51,076,318	5,014,447	$78,735,146	412,100	$2,938,365		725,982	$5,734,516
Reinvestment of distributions	67,037	693,830	27,469	315,621	738	10,674	52,633	772,122	1,133,203	7,252,502		2,999,976	23,099,814
Cost of shares repurchased	(221,127)	(2,325,128)	(13,014)	(156,736)	(4,547,748)	(58,946,860)	(820,163)	(12,642,786)	(8,536,883)	(61,806,449)		(11,708,876)	(93,860,808)

Net increase (decrease)	(142,377)	$(1,511,258)	208,583	$2,407,189	(565,516)	$(7,859,868)	4,246,917	$66,864,482	(6,991,580)	$(51,615,582)		(7,982,918)	$(65,026,478)

	River Road Small Cap Value				Silvercrest Small Cap				GW&K U.S. Small Cap Growth
	2016		2015		2016		2015		2016			2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Class N:
Proceeds from sale of shares	471,028	$5,575,217	397,814	$4,898,671	361,591	$5,273,540	1,007,117	$14,949,946	1,153,211	$7,338,783		941,849	$19,025,334
Reinvestment of distributions	114,605	1,280,134	503,817	6,025,655	55,211	784,554	9,374	143,245	10,933,982	56,843,888		2,105,009	41,973,876
Cost of shares repurchased	(884,374)	(10,279,537)	(2,457,631)	(30,860,654)	(359,930)	(5,188,836)	(201,402)	(2,969,906)	(16,404,588)	(207,677,409)		(6,664,523)	(133,982,290)

Net increase (decrease)	(298,741)	$(3,424,186)	(1,556,000)	$(19,936,328)	56,872	$869,258	815,089	$12,123,285	(4,317,395)	$(143,494,738)		(3,617,665)	$(72,983,080)

Class I:
Proceeds from sale of shares	3,313,689	$38,510,584	4,076,490	$51,083,192	3,803,977	$55,865,834	7,917,658	$120,581,732	2,555,143	$28,714,382		2,927,154	$60,349,910
Reinvestment of distributions	1,196,902	13,501,050	2,833,551	34,115,956	425,913	6,090,561	100,934	1,549,338	14,542,368	88,178,272		2,381,469	49,177,354
Cost of shares repurchased	(4,595,113)	(53,647,832)	(5,385,952)	(67,840,899)	(2,034,956)	(29,716,304)	(2,591,868)	(39,726,747)	(30,445,627)	(306,125,519	)(e)	(10,007,368)	(210,824,587)

Net increase (decrease)	(84,522)	$(1,636,198)	1,524,089	$17,358,249	2,194,934	$32,240,091	5,426,724	$82,404,323	(13,348,116)	$(189,232,865)		(4,698,745)	$(101,297,323)

	DoubleLine Core Plus Bond				Anchor Capital Enhanced Equity				Lake Partners LASSO Alternatives
	2016		2015		2016		2015		2016			2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Class N:
Proceeds from sale of shares	22,657,884	$238,831,911	17,140,542	$184,596,263	936,508	$8,243,124	2,092,810	$19,879,836	489,315	$5,828,383		2,643,650	$34,958,681
Reinvestment of distributions	783,701	8,367,108	330,780	3,553,381	225,962	1,994,161	175,479	1,660,101	206,436	2,444,199		133,278	1,751,278
Cost of shares repurchased	(12,532,368)	(133,778,257)	(4,242,057)	(45,659,902)	(5,091,447)	(45,119,676)	(3,722,695)	(35,314,017)	(1,121,075)	(13,344,999)		(2,843,208)	(36,889,708)

Net increase (decrease)	10,909,217	$113,420,762	13,229,265	$142,489,742	(3,928,977)	$(34,882,391)	(1,454,406)	$(13,774,080)	(425,324)	$(5,072,417)		(66,280)	$(179,749)

Class I:
Proceeds from sale of shares	20,257,212	$215,384,722	18,070,549	$194,716,457	639,900	$5,695,114	4,045,214	$38,797,603	1,608,291	$19,329,625		6,903,527	$91,358,414
Reinvestment of distributions	977,499	10,425,030	742,838	7,995,114	165,836	1,466,552	165,598	1,570,561	384,769	4,563,357		804,316	10,592,840
Cost of shares repurchased	(12,902,219)	(138,104,461)	(4,697,945)	(50,630,892)	(8,133,770)	(71,849,789)	(6,567,499)	(62,303,383)	(9,289,112)	(111,785,166)		(29,352,862)	(390,414,611)
Capital contribution	—	—	—	—	—	—	—	—	—	—		—	872

Net increase (decrease)	8,332,492	$87,705,291	14,115,442	$152,080,679	(7,328,034)	$(64,688,123)	(2,356,687)	$(21,935,219)	(7,296,052)	$(87,892,184)		(21,645,019)	$(288,462,485)

	River Road Long-Short				Guardian Capital Global Dividend				Pictet International
	2016		2015		2016		2015		2016			2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Class N:
Proceeds from sale of shares	104,231	$1,143,023	2,159,459	$24,668,308	1,166	$11,595	3,342	$35,451	7,362	$68,989		6,850	$66,599
Reinvestment of distributions	61,918	683,579	231,451	2,640,850	69	692	32	339	97	915		34	305
Cost of shares repurchased	(1,814,546)	(19,872,053)	(9,572,482)	(109,558,808)	(409)	(3,920)	(1,156)	(12,441)	(104,219)	(979,005)		(1,762)	(17,102)
Capital contribution	—	—	—	—	—	—	—	107	—	96	(f)	—	1,022

Net increase (decrease)	(1,648,397)	$(18,045,451)	(7,181,572)	$(82,249,650)	826	$8,367	2,218	$23,456	(96,760)	$(909,005)		5,122	$50,824

Class I:
Proceeds from sale of shares	2,591,251	$28,866,703	1,845,983	$21,197,504	2,574,130	$24,999,875	10,042	$106,476	146,143,544	$1,339,299,965		5,060,181	$47,089,385
Reinvestment of distributions	102,909	1,144,342	160,137	1,835,170	6,791	67,637	5,543	57,526	7,456	70,238		5,369	47,892
Cost of shares repurchased	(3,571,926)	(39,835,881)	(7,436,665)	(85,455,421)	(1,319)	(12,858)	(731)	(7,667)	(12,838,794)	(121,477,160)		(781,788)	(7,291,209)
Capital contribution	—	—	—	—	—	—	—	334	—	619,078	(f)	—	22,276

Net increase (decrease)	(877,766)	$(9,824,836)	(5,430,545)	$(62,422,747)	2,579,602	$25,054,654	14,854	$156,669	133,312,206	$1,218,512,121		4,283,762	$39,868,344

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Notes to Financial Statements – continued

	Value Partners Asia Dividend		Montag & Caldwell Balanced
	2016 (g)		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	75,011	$750,122	813,318	$18,188,595	377,132	$8,907,085
Reinvestment of distributions	1,033	10,659	58,085	1,325,502	78,257	1,812,107
Cost of shares repurchased	(1)	(11)	(864,228)	(19,777,162)	(167,264)	(3,919,684)

Net increase (decrease)	76,043	$760,770	7,175	$(263,065)	288,125	$6,799,508

Class I:
Proceeds from sale of shares	675,001	$6,750,010	54,898	$1,259,171	94,050	$2,184,522
Reinvestment of distributions	10,194	105,120	4,977	113,182	3,852	88,941
Cost of shares repurchased	(1)	(11)	(70,649)	(1,615,105)	(28,359)	(665,132)

Net increase (decrease)	685,194	$6,855,119	(10,774)	$(242,752)	69,543	$1,608,331

(a)	The commencement of investment operations for Fairpointe Focused Equity was December 23, 2014.
(b)	The commencement of investment operations for River Road Focused Absolute Value was November 3, 2015.
(c)	Fairpointe Focused Equity had a subscription in-kind in the amount of $2,333,718 on December 23, 2014. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,305,531, $26,148 and $2,039, respectively.
(d)	River Road Focused Absolute Value had a subscription in-kind in the amount of $3,663,463 on November 3, 2015. The subscription was comprised of securities, cash and dividends accrued in the amounts of $3,632,219, $26,056 and $5,188, respectively.
(e)	GW&K U.S. Small Cap Growth had a redemption in-kind on December 1, 2015, in the amount of $142,509,610. The redemption was comprised of securities and cash in the amount of $134,464,305 and $8,045,305, respectively.
(f)	See Note (F) Agreements and Transactions With Affiliates.
(g)	The commencement of investment operations for the Value Partners Asia Dividend was December 16, 2015.

At October 31, 2016, certain affiliated and unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows:

	Number of Shareholders	Collectively Own		Number of Shareholders	Collectively Own
Fairpointe Focused Equity	2	91%	Silvercrest Small Cap	4	57%
River Road Focused Absolute Value	2	89%	GW&K U.S. Small Cap Growth	2	37%
Montag & Caldwell Growth	3	49%	DoubleLine Core Plus Bond	3	74%
River Road Dividend All Cap Value	3	63%	Anchor Capital Enhanced Equity	1	77%
River Road Dividend All Cap Value II	3	82%	Lake Partners LASSO Alternatives	3	62%
Fairpointe Mid Cap	3	57%	River Road Long-Short	2	74%
Montag & Caldwell Mid Cap Growth	4	75%	Guardian Capital Global Dividend	2	96%
LMCG Small Cap Growth	2	40%	Pictet International	1	21%
River Road Select Value	3	68%	Value Partners Asia Dividend	1	100%
River Road Small Cap Value	3	80%	Montag & Caldwell Balanced	1	10%

Transactions by these shareholders may have a material impact on their respective Fund.

Note (D) Investment Transactions: Purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the fiscal year ended October 31, 2016 were as follows:

	Purchases		Proceeds from Sales
	U.S. Government	Other	U.S. Government	Other
Fairpointe Focused Equity	$—	$2,339,904	$—	$2,054,130
River Road Focused Absolute Value	—	17,858,648	—	10,985,142
Montag & Caldwell Growth	—	974,335,226	—	1,730,503,373
River Road Dividend All Cap Value	—	362,404,674	—	413,352,585
River Road Dividend All Cap Value II	—	39,412,609	—	50,917,675
Fairpointe Mid Cap	—	889,571,469	—	1,958,815,967
Montag & Caldwell Mid Cap Growth	—	3,800,169	—	6,827,926
LMCG Small Cap Growth	—	223,762,836	—	311,558,668
River Road Select Value	—	31,093,620	—	91,111,563
River Road Small Cap Value	—	137,982,130	—	163,476,850
Silvercrest Small Cap	—	77,462,097	—	56,498,158
GW&K U.S. Small Cap Growth	—	167,407,579	—	509,065,139
DoubleLine Core Plus Bond	382,120,395	267,829,193	269,373,531	189,697,254
Anchor Capital Enhanced Equity	—	38,901,795	—	146,911,538
Lake Partners LASSO Alternatives	—	41,225,215	—	137,840,453

176

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October 31, 2016

Notes to Financial Statements – continued

	Purchases		Proceeds from Sales
	U.S. Government	Other	U.S. Government	Other
River Road Long-Short	$—	$139,430,139	$—	$170,030,561
Guardian Capital Global Dividend	—	27,430,112	—	2,364,283
Pictet International	—	1,479,170,527	—	277,416,638
Value Partners Asia Dividend	—	10,419,039	—	3,183,064
Montag & Caldwell Balanced	1,667,209	26,838,454	3,185,773	25,683,696

Note (E) Redemption Fees: In accordance with the prospectus, certain Funds may assess a redemption fee on a Fund’s share redemptions and exchanges within specified time periods. The redemption fees are indicated in the following table for the fiscal year ended October 31, 2016 and are included in the Cost of Shares Repurchased in the Statements of Changes in Net Assets:

Fund Name	Time Period	Amount
Pictet International	2% Within 90 Days	$331

Note (F) Agreements and Transactions with Affiliates: For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval), who serves pursuant to a subadvisory agreement with the Investment Manager, and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolios of River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, River Road Select Value, River Road Small Cap Value and River Road Long-Short are managed by River Road Asset Management, LLC. The investment portfolio of GW&K U.S. Small Cap Growth is managed by GW&K Investment Management, LLC. AMG indirectly owns a majority interest in River Road Asset Management, LLC and GW&K Investment Management, LLC. The investment portfolio of Value Partners Asia Dividend is managed by Value Partners Hong Kong Limited. AMG indirectly owns a minority interest in Value Partners Hong Kong Limited. Prior to September 30, 2016, Aston Asset Management, LLC (“Aston”), a wholly-owned subsidiary of the Investment Manager, served as investment manager to each of the Funds under a similar investment management agreement. On October 1, 2016, Aston merged with and into the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. The investment management fee rates are reflected in the table below.

The Investment Manager is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2018, to the extent that operating expenses exceed the expense cap (as shown in the table below) based on the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to February 28, 2018, the arrangement may be amended or terminated only by a vote of the Board.

The Investment Management fees and contractual expense limitations for the fiscal year ended October 31, 2016 were as follows:

	Investment Management Fees Effective 10/1/2016	Investment Management Fees Prior to 10/1/2016	Contractual Expense Limitation effective 10/1/2016 (a)	Contractual Expense Limitations Prior to 10/01/2016
Fund Name				Class N	Class I
Fairpointe Focused Equity	0.70%	0.80%	0.82%	1.15%	0.90%
River Road Focused Absolute Value (b)	0.60%	0.70%	0.71%	1.00%	0.75%
Montag & Caldwell Growth	0.70% on first $800,000,000 0.50% over $800,000,000 up to $6 billion 0.45% over $6 billion up to $12 billion 0.40% over $12 billion	0.80% on first $800,000,000 0.60% over $800,000,000 up to $6 billion 0.55% over $6 billion up to $12 billion 0.50% over $12 billion	N/A	N/A	N/A
River Road Dividend All Cap Value	0.60%	0.70%	0.99%	1.30%	1.05%
River Road Dividend All Cap Value II	0.60%	0.70%	0.99%	1.30%	1.05%
Fairpointe Mid Cap	0.70% on first $100,000,000 0.65% next $300,000,000 0.60% over $400,000,000	0.80% on first $100,000,000 0.75% next $300,000,000 0.70% over $400,000,000	N/A	N/A	N/A
Montag & Caldwell Mid Cap Growth	0.75%	0.85%	0.95%	1.25%	1.00%
LMCG Small Cap Growth	0.90%	1.00%	1.03%	1.35%	1.10%
River Road Select Value	0.90%	1.00%	1.19%	1.50%	1.25%
River Road Small Cap Value	0.80%	0.90%	N/A	N/A	N/A

AMG Funds

October 31, 2016

Notes to Financial Statements – continued

	Investment Management Fees Effective 10/1/2016	Investment Management Fees Prior to 10/01/2016	Contractual Expense Limitation effective 10/01/2016 (a)	Contractual Expense Limitations Prior to 10/01/2016
Fund Name				Class N	Class I
Silvercrest Small Cap	0.90%	1.00%	1.08%	1.40%	1.15%
GW&K U.S. Small Cap Growth (c)	0.80%	0.90%	1.03%	1.35%	1.10%
DoubleLine Core Plus Bond	0.45%	0.55%	0.61%	0.94%	0.69%
Anchor Capital Enhanced Equity	0.60%	0.70%	1.07%	1.40%	1.15%
Lake Partners LASSO Alternatives	0.90%	1.00%	1.09%	1.40%	1.15%
River Road Long-Short	1.10%	1.20%	1.37%	1.70%	1.45%
Guardian Capital Global Dividend	0.70%	0.80%	1.05%	1.30%	1.05%
Pictet International	0.80%	0.90%	1.08%	1.40%	1.15%
Value Partners Asia Dividend (d)	0.80%	0.90%	1.15%	1.40%	1.15%
Montag & Caldwell Balanced	0.65%	0.75%	1.04%	1.35%	1.10%

(a)	The expense limitation is at the fund level and excludes shareholder servicing fees and 12b-1 fees.
(b)	The commencement of investment operations for River Road Focused Absolute Value was November 3, 2015.
(c)	Effective January 12, 2016, the Investment Manager has agreed to a contractual expense limitation.
(d)	The commencement of investment operations for Value Partners Asia Dividend was December 16, 2015.

For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the Investment Manager is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

The cumulative reimbursement amounts as of October 31, 2016 that are entitled to be recouped for each Fund are as follows:

	Expiration
	2017	2018	2019
Fairpointe Focused Equity Fund	N/A	$128,683	$103,052
River Road Focused Absolute Value Fund	N/A	N/A	170,129
River Road Dividend All Cap Value Fund II	—	—	N/A
LMCG Small Cap Growth Fund	$131,012	N/A	N/A
Silvercrest Small Cap Fund	108,554	77,805	N/A
DoubleLine Core Plus Bond Fund	183,865	N/A	N/A
River Road Long-Short Fund	—	N/A	N/A
Guardian Capital Global Dividend Fund	89,764	122,164	96,649
Pictet International Fund	—	120,411	—
Value Partners Asia Dividend Fund	N/A	N/A	186,218

Totals	$513,195	$449,063	$556,048

Through the fiscal year ended October 31, 2016, the Investment Manager recaptured prior year fee waivers and expense reimbursements of $156,874 from Pictet International.

During the fiscal year ended October 31, 2016, the following Fund was reimbursed by the Investment Manager and its sub-adviser for losses incurred on executed transactions not meeting the Fund’s investment guidelines and the cost of correcting the Fund’s net asset value:

Capital Contribution
Pictet International	$619,174

Administration. Effective October 1, 2016, each Fund has entered into an Amended and Restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, as further described in each Fund’s prospectus. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of each Fund’s respective average daily net assets for these services. Prior to October 1, 2016, under the terms of the prior administration agreement between the Trust and Aston, the Funds’ administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, and a base fee was charged at a fixed annual rate of $12,000 per Fund. The asset-based fee was allocated to each Fund based on the relative net assets of each Fund. The asset-based administration fee arrangement prior to October 1, 2016 was as follows:

Administration Fees at Trust Level	Annual Rate
First $ 7.4 billion	0.0437%
Over $ 7.4 billion	0.0412%

The Investment Manager has agreed, through at least October 1, 2018, to waive a portion of the administrative fee in an amount equal to 0.0061% of the average daily net assets of Montag & Caldwell Growth, 0.0053% of the average daily net assets of River Road Dividend All Cap Value, 0.0065% of the average daily net assets of Fairpointe Mid Cap, 0.0022% of the average daily net assets of River Road Small Cap Value, 0.0052% of the average daily net assets of DoubleLine Core Plus Bond and 0.0055% of the average daily net assets of Pictet International.

Distribution Services. Effective October 1, 2016, the Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. Prior to October 1, 2016, the Funds’ distributor was Foreside Funds

AMG Funds

October 31, 2016

Notes to Financial Statements – continued

Distributors LLC. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the reimbursement arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N and Class R shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Funds may make payments to reimburse the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 0.50% annually of each Fund’s average daily net assets attributable to the Class N and Class R shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class R shares of Montag & Caldwell Growth for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Class R shares of that class owned by clients of such broker, dealer or financial intermediary. The Funds made payments to the previous distributor at the same rates.

Shareholder Servicing Fees. Effective October 1, 2016, for each of the Class N, Class I and Class R shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N, Class I and Class R shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of 0.15% of each respective Class’s average daily net asset value.

Prior to October 1, 2016, the Funds were authorized to reimburse Aston for shareholder servicing payments made to certain financial intermediaries at an annual rate of up to 0.09% of eligible assets of each Fund, which are allocated on a pro-rata basis to each class based on relative net assets of each class based on the relative net assets of each class to the total net assets of each Fund.

Effective October 1, 2016, the Investment Manager has agreed, through at least October 1, 2017, to waive a portion of share-

holder servicing fees paid by the various share classes of each Fund, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the changes in the methodology of shareholder servicing reimbursements described above.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2016, were as follows:

Fund	Actual Amount Incurred
Fairpointe Focused Equity
Class N	0.08%
Class I	0.08%
River Road Focused Absolute Value
Class N	0.04%
Class I	0.04%
Montag & Caldwell Growth
Class N	0.06%
Class I	0.06%
Class R	0.05%
River Road Dividend All Cap Value
Class N	0.06%
Class I	0.06%
River Road Dividend All Cap Value II
Class N	0.06%
Class I	0.06%
Fairpointe Mid Cap
Class N	0.08%
Class I	0.08%
Montag & Caldwell Mid Cap Growth
Class N	0.05%
Class I	0.05%
LMCG Small Cap Growth
Class N	0.07%
Class I	0.06%
River Road Select Value
Class N	0.06%
Class I	0.06%
River Road Small Cap Value
Class N	0.09%
Class I	0.09%
Silvercrest Small Cap
Class N	0.07%
Class I	0.07%
GW&K U.S. Small Cap Growth
Class N	0.07%
Class I	0.07%
DoubleLine Core Plus Bond
Class N	0.08%
Class I	0.08%
Anchor Capital Enhanced Equity
Class N	0.08%
Class I	0.08%
Lake Partners LASSO Alternatives
Class N	0.06%
Class I	0.06%
River Road Long-Short
Class N	0.08%
Class I	0.08%
Pictet International
Class N	0.07%
Class I	0.07%
Montag & Caldwell Balanced
Class N	0.06%
Class I	0.06%

AMG Funds

October 31, 2016

Notes to Financial Statements – continued

Trustees. The Board provides supervision of the affairs of the Trust and, other Trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of AMG, the Distributor or the Investment Manager.

InterFund Loans. The SEC granted an exemptive order that permits GW&K U.S. Small Cap Growth and certain other funds in the AMG Funds family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the period from June 23, 2016 (the date GW&K U.S. Small Cap Growth was approved to participate in the interfund lending program), to October 31, 2016, the GW&K U.S. Small Cap Growth did not borrow from nor lend to any other fund in the AMG Funds family.

Note (G) Credit Agreement: Effective July 6, 2010, and as amended July 29, 2015 and July 27, 2016, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each Fund of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. Effective July 27, 2016, the Trust pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in Miscellaneous Expense on the Statement of Operations. Prior to July 27, 2016, the Trust paid a commitment fee of 0.15% per annum. The Funds did not utilize the line of credit during the fiscal year ended October 31, 2016.

Note (H) Subsequent Events: No material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective January 1, 2017, the management fee and Operating Expense Limit for River Road Select Value will be reduced to 0.75% and 1.04%, respectively; the management fee and Operating Expense Limit for River Road Long-Short will be reduced to 0.85% and 1.12%, respectively; and on December 7, 2016, the Board approved a plan to liquidate and terminate Anchor Capital Enhanced Equity on, or about January 31, 2017.

180

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

AMG Funds IV (formerly, the Aston Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the twenty funds listed in Note A (the “Funds”) comprising AMG Funds IV (formerly, the Aston Funds) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets for the period ended October 31, 2015 and the financial highlights for the periods ended from October 31, 2012 through October 31, 2015 for the Funds were audited by another independent registered public accounting firm whose report dated December 22, 2015 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2016

181

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October 31, 2016

Additional Information (unaudited)

SHAREHOLDER VOTING RESULTS

A meeting of shareholders of Aston Small Cap Fund (the “Fund”) was held on June 3, 2016, as adjourned to June 30, 2016. With respect to the proposals to approve (1) a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund and (2) amend the fundamental investment restrictions of the Fund with respect to (a) borrowing and issuing senior securities and (b) lending. The proposals and results of the votes are summarized below.

Proposal 1. Approval of a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund.

For	Against	Abstain
7,403,087	337,189	623,847

Proposal 2a. Amend the fundamental investment restrictions of the Fund with respect to borrowing and issuing senior securities.

For	Against	Abstain
7,318,324	386,317	659,483

Proposal 2b. Amend the fundamental investment restrictions of the Fund with respect to lending.

For	Against	Abstain
7,304,852	439,491	619,780

TRUSTEE CONSIDERATIONS DISCLOSURE

ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/ DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/ Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/ TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund: Approval of Investment Advisory and Sub-Investment Advisory Agreements on December 10, 2015

At an in-person meeting held on December 10, 2015, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement”) with Aston Asset Management, LLC (the “Investment Adviser”) for each of ASTON/Anchor Capital

Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/ LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/ Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/ TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund (each a “Fund”) and the continuance of the Sub-Investment Advisory Agreement (each, a “Subadvisory Agreement”) for each Fund’s Subadviser. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the continuance of these agreements. In considering the Investment Advisory and Sub-advisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Adviser and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadviser, comparative gross performance information versus a relevant performance composite that utilizes the same investment strategy and approach, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meeting of December 10, 2015, regarding the nature, extent and quality of services provided by the Investment Adviser and the Subadvisers under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present. During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate. In those instances where clarification or follow-up was requested, the Board determined that either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Investment Advisory Agreement and the Subadvisory Agreements, the Board had received sufficient information to reach its conclusion regarding the advisability of each approval requested.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Investment Adviser, the Trustees reviewed information relating to the Investment Adviser’s operations and personnel. Among

182

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Additional Information (unaudited) – continued

other things, the Investment Adviser provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Adviser in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Adviser’s management and the quality of the performance of the Investment Adviser’s duties. In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Adviser’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Adviser in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Adviser’s ability to oversee the Funds’ other service providers; and (d) the Investment Adviser’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Advisory Agreement and overseeing each Subadviser, the Investment Adviser performs periodic detailed analysis and reviews of the performance by each Subadviser of its obligations to a Fund, including, without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance in respect of a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Sub-adviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to or replacements of any Subadviser or potential additional sub-advisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Advisory Agreement and applicable law. With respect to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund, the Trustees noted the affiliation of the Subadviser with the Investment Adviser and its control persons, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Adviser with respect to its ability to provide the services required under the Investment Advisory Agreement and the Investment Adviser’s undertakings to maintain contractual expense limitations for certain Funds, as described below. The Trustees also considered the Investment Adviser’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Sub-adviser, its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at each Subadviser with portfolio management responsibility for a Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement(s). The Trustees also considered each Subadviser’s risk management processes.

Performance. As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s Investment Strategy. The Board noted the Investment Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Investment Adviser’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Adviser for managing each Fund, the Trustees noted that the Investment Adviser, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Adviser cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Adviser after payment of the subadvisory fee with respect to each Fund. The Trustees considered that the Investment Adviser had undertaken to lower the contractual

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advisory fees for ASTON/Cornerstone Large Cap Value Fund and ASTON/Herndon Large Cap Value Fund. The Trustees concluded that, in light of the additional high-quality oversight services provided by the Investment Adviser and the fact that the sub-advisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Adviser can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Adviser has undertaken to maintain contractual expense limitations for ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/ Guardian Capital Global Dividend Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/ Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/ Silvercrest Small Cap Fund and ASTON/TCH Fixed Income Fund. The Trustees also considered that the Investment Adviser had undertaken to lower the contractual expense limitations for ASTON/Cornerstone Large Cap Value Fund and ASTON/Herndon Large Cap Value Fund.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Adviser, the Trustees also reviewed information provided by the Investment Adviser setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Adviser serving as Investment Adviser to a Fund), received by the Investment Adviser and its affiliates attributable to managing each Fund and all the mutual funds in the Aston Funds Family of Funds, the cost of providing such services and the resulting profitability to the Investment Adviser and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Adviser to maintain contractual expense limitations, as described above, as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Adviser provides in performing its functions under the Investment Advisory Agreement and monitoring each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Adviser is reasonable and that the Investment Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that, as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Adviser to each of Anchor Capital Advisors LLC, Baring International Investment Limited, Cornerstone Investment Partners, LLC, DoubleLine Capital LP, Fairpointe Capital LLC, Guardian Capital LP, Harrison Street Securities, LLC, Herndon Capital Management, LLC, Lake Partners, Inc., LMCG Investments, LLC, Montag & Caldwell, LLC, Pictet Asset Management Limited, Silvercrest Asset Management Group LLC, TAMRO Capital Partners, LLC and Taplin, Canida & Habacht, LLC (each, an “Unaffiliated Subadviser” and collectively, the “Unaffiliated Subadvisers”), the Trustees relied on the ability of the Investment Adviser to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Adviser is not affiliated with the Unaffiliated Subadvisers. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Unaffiliated Subadvisers, including, among others, the indirect benefits that each Unaffiliated Subadviser may receive from its relationship with a Fund, including any so-called “fallout benefits” to the Unaffiliated Subadvisers, such as reputational value derived from the Unaffiliated Subadvisers serving as Subadviser to a Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Adviser out of its advisory fee. As a consequence of all of the foregoing, the Board determined that profitability information with respect to the Unaffiliated Sub-advisers was not material to its considerations in light of the fee model used by the Investment Adviser and the unaffiliated status of the Unaffiliated Subadvisers. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by each of the Unaffiliated Subadvisers to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Adviser to River Road, the Trustees noted that River Road is an affiliate of the Investment Adviser and its control persons and noted that, because River Road is an affiliate of the Investment Adviser, a portion of River Road’s revenues might be shared directly or indirectly with the Investment Adviser or its parent company. The Trustees also noted that the subadvisory fees are paid by the Investment Adviser out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services River Road provides in performing its functions under the Subadvisory Agreements for the Funds it serves as Subadviser. The Trustees also noted that, at the time of the initial negotiation of the subadvisory fees, River Road was not affiliated with the Investment Adviser and such fees were negotiated at arm’s length. As a consequence of all of the foregoing, the Board determined that profitability information with respect to River was not material to its considerations in light of the fee model used by the Investment Adviser and the unaffiliated status of River Road at the time of the initial negotiation of the subadvisory fees. Also with respect to economies of

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scale, the Trustees noted that, as the assets of each Fund for which River Road serves as Subadviser increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Adviser and each Subadviser.

ASTON/Anchor Capital Enhanced Equity Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was at, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P 500 Index, and that the Fund’s performance for Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including the effect on relative performance of the Subadviser’s Investment Strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was lower than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares and that the Fund was currently operating below these thresholds. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Barings International Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was above, below and below, respectively, the median performance of the Peer Group and above, below and below, respectively, the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Cornerstone Large Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 and for Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance, the long-term focus of the Subadviser and the Subadviser’s view that certain issues affecting the Fund’s recent underperformance were short-term in nature. The Trustees concluded that the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has agreed, effective January 1, 2016, to reduce the Fund’s advisory fee from 0.80% to 0.70% of average daily net assets and to reduce the contractual expense limits (subject to certain excluded expenses) for the Fund from 1.05% to 0.89% of average daily net assets for Class I shares and from 1.30% to 1.14% of average daily net assets for Class N shares, and that management would maintain these expense limits through February 28, 2017. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing reductions in the Fund’s advisory fee and expense limits and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

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ASTON/DoubleLine Core Plus Fixed Income Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including that the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 0.69% of average daily net assets for Class I shares and 0.94% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Fairpointe Mid Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, below and above, respectively, the performance of the Fund Benchmark, the S&P MidCap 400 Index. The Trustees also took into account management’s discussion of the Fund’s performance, including that the Fund ranked in the top quintile relative to its Peer Group for the 3-year and 10-year periods, with 5-year returns above the median, as well as the reasons given for the Fund’s recent underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was lower than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Sub-adviser and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Guardian Capital Global Dividend Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year period ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance. The Trustees concluded that the Fund’s performance has been satisfactory, in view of its relatively short performance history.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was slightly higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were slightly lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees also considered that the Fund was relatively new and was still in the process of reaching scale. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Harrison Street Real Estate Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 and for Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI U.S. REIT Index. The Trustees also took into account management’s discussion of the Fund’s performance and the Subadviser’s investment approach. The Trustees concluded that the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class N shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The

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Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.12% of average daily net assets for Class I shares and 1.37% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Herndon Large Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year and 3-year periods ended June 30, 2015 and for Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including that much of the Fund’s recent underperformance can be attributed to underperformance during the fourth quarter of 2014 and the allocation of the portfolio’s assets among market sectors. The Trustees concluded that the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has agreed, effective January 1, 2016, to reduce the Fund’s advisory fee from 0.80% to 0.70% of average daily net assets and to reduce the thresholds for reimbursing the Fund for operating expenses (subject to certain excluded expenses) pursuant to the contractual expense reimbursement agreement from 1.05% to 0.89% of average daily net assets for Class I shares and from 1.30% to 1.14% of average daily net assets for Class N shares, and that management would maintain these thresholds through February 28, 2017. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing reductions in the Fund’s advisory fee and the thresholds for reimbursing the Fund for operating expenses pursuant to the contractual expense reimbursement agreement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Lake Partners LASSO Alternatives Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s perform-

ance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below, above and above, respectively, the median performance of the Peer Group and below, below and above the performance of the Fund Benchmark, the HFRX Equity Hedge Index, and that the Fund’s performance for Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below, below and above, respectively, the median performance of the Peer Group and below, below and above, respectively, the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including management’s statement that the Fund’s recent underperformance was primarily attributable to four underlying manager allocations. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was slightly lower than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees considered that the Fund operates as a fund of funds, and that the Fund’s Peer Group includes both funds of funds and non-funds of funds. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

The Board considered that the Fund, as a fund of funds, invests primarily in other investment companies. The Board noted that the Fund historically has invested in underlying funds outside of the Aston Funds Family of Funds. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of the Independent Trustees, found that the advisory fees charged with respect to the Fund under the Investment Advisory Agreement are based on services provided that will be in addition to, rather than duplicative of, the services provided under that agreement of any underlying fund in which the Fund may invest.

ASTON/LMCG Emerging Markets Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year period ended June 30, 2015 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The

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Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the second quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/
reimbursements) as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.18% of average daily net assets for Class I shares and 1.43% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees also considered that the Fund was relatively new and was still in the process of reaching scale. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/LMCG Small Cap Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year and 3-year periods and had significantly outperformed the Fund Benchmark during both periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class N shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.10% of average daily net assets for Class I shares and 1.35% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimburse-

ment arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Balanced Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was above, below, below and above, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, a Composite Index (60% S&P 500 Index and 40% Barclays U.S. Government Credit Bond Index). The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class N shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10% of average daily net assets for Class I shares and 1.35% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index, and that the Fund’s performance for both Class N shares and Class R shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including management’s statement that most of the Fund’s recent underperformance can be explained by the Fund’s cash position and not owning one particular stock in the Fund Benchmark. The Trustees concluded that the Fund’s performance is being appropriately monitored.

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Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was slightly higher than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Sub-adviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Mid Cap Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year period ended June 30, 2015 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell Midcap® Growth Index, and that the Fund’s performance for Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was above, below and below, respectively, the median performance of the Peer Group and above, below and below, respectively, the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were slightly higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.00% of average daily net assets for Class I shares and 1.25% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Pictet International Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year period ended June 30, 2015 was below the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI EAFE

Index, and that the Fund’s performance for Class N shares for the 1-year period ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including management’s statement that the Fund performed broadly in line with the Fund Benchmark and that the performance for Class I shares was only slightly below the Peer Group median. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees also considered that the Fund was relatively new and was still in the process of reaching scale. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Dividend All Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Value Index, and that the Fund’s performance for Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s recent underperformance relative to the Peer Group and Fund Benchmark. The Trustees also noted that the Fund’s 10-year performance results ranked in the top decilerelative to its Peer Group. The Trustees concluded that the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/reimbursements) as of June 30, 2015 were lower than the average for comparable

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share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Dividend All Cap Value Fund II

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s under-performance relative to the Peer Group and Fund Benchmark, noting management’s statement that the most significant negative impact on performance came from the Fund’s being underweight certain market sectors. The Trustees concluded that the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were slightly higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares and that the Fund was currently operating below these thresholds. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Independent Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance relative to the Peer Group and Fund Benchmark, noting that management indicated that the Fund is positioned in a contrarian manner and holds a meaningful cash position as a result of the Subadviser’s evaluation of the small-cap market. The Trustees also noted the Fund’s long-term investment focus. The Trustees concluded the Fund’s performance is being appropriately monitored.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class N shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.17% of average daily net assets for Class I shares and 1.42% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Long-Short Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year period ended June 30, 2015 and for Class N shares for the 1-year and 3-year periods ended June 30, 2015 was below the median performance of the Peer Group, and that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance relative to the Peer Group and Fund Benchmark, noting that management stated that the Fund narrowly missed ranking above the median of the Peer Group for the 3-year period. The Trustees noted that while the Fund’s long portfolio underperformed the Fund Benchmark for the 1-year period, the Fund’s short portfolio outperformed the Fund Benchmark for that period. The Trustees also noted that the Fund’s investment objective is to provide absolute return while minimizing volatility over a full market cycle. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered and that the Fund’s performance is being appropriately monitored.

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Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was slightly lower than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were lower than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.45% of average daily net assets for Class I shares and 1.70% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Select Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below the median performance of the Peer Group and above, below and below, respectively, the performance of the Fund Benchmark, the Russell 2500® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance relative to the Peer Group and Fund Benchmark for the 3-year and 5-year periods as well as the Fund’s more recent improved performance and the fact that the Fund outperformed the Fund Benchmark for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.25% of average daily net assets for Class I shares and 1.50% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Small Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year and 5-year periods ended June 30, 2015 was below the median performance of the Peer Group and above, below and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index, and that the Fund’s performance for Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance relative to the Peer Group and Fund Benchmark for the 3-year and 5-year periods as well as the Fund’s more recent improved performance and the fact that the Fund outperformed the Fund Benchmark for the 1-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser) and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Silvercrest Small Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year and 3-year periods ended June 30, 2015 was below the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance of the Fund Benchmark for the 1-year and 3-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily

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net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/TAMRO Small Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s recent underperformance relative to the Peer Group and Fund Benchmark, noting management’s description of the Subadviser’s investment approach. The Trustees considered certain updates regarding the Subadviser’s organization and steps taken by management to address performance. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class I shares as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Sub-adviser and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/TCH Fixed Income Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for both Class I shares and Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, above and above, respectively, the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s recent underperformance relative to the Peer Group and the fact that the Fund ranked in the top quintile relative to its Peer Group for the 3-year, 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fee as of June 30, 2015 was higher than the average for the Fund’s Peer Group and that total expenses for Class N shares (net of applicable expense waivers/ reimbursements) as of June 30, 2015 were higher than the average for comparable share classes of the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.69% of average daily net assets for Class I shares and 0.94% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

* * * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Advisory Agreement and each Subadvisory Agreement: (a) the Investment Adviser and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Advisory Agreement and the applicable Subadvisory Agreement; (b) each Subadviser’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objective(s); and (c) the Investment Adviser and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the continuance of the Investment Advisory Agreement and Subadvisory Agreement with respect to each Fund would be in the best interests of the applicable Fund. Accordingly, on December 10, 2015, the Trustees, and separately a majority of the Independent Trustees, voted to approve the continuance of the Investment Advisory Agreement for each Fund and the continuance of the Subadvisory Agreement for each Fund.

ASTON/Anchor Capital Enhanced Equity Fund, ASTON/ DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/ Guardian Capital Global Dividend Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/ Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Focused Absolute Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road

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Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON Small Cap Fund (formerly, ASTON/TAMRO Small Cap Fund) and ASTON/Value Partners Asia Dividend Fund: Approval of Investment Advisory and Sub-Investment Advisory Agreements on June 22-23, 2016

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Advisory Agreement, as amended at any time prior to the date of the meeting, with Aston Asset Management, LLC (the “Investment Adviser”) for each of ASTON/Anchor Capital Enhanced Equity Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/ Fairpointe Mid Cap Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Cald-well Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/ Silvercrest Small Cap Fund and ASTON Small Cap Fund (formerly, ASTON/TAMRO Small Cap Fund) and separately an amendment, to be effective October 1, 2016, to such Investment Advisory Agreement for each of ASTON/Anchor Capital Enhanced Equity Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/ River Road Dividend All Cap Value Fund II, ASTON/River Road Focused Absolute Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON Small Cap Fund and ASTON/Value Partners Asia Dividend Fund (each, a “Fund,” and collectively, the “Funds”) (collectively, the “Investment Advisory Agreement”) and (ii) each Sub-Investment Advisory Agreement, as amended at any time prior to the date of the meeting, with the applicable Subadviser for each of ASTON/Anchor Capital Enhanced Equity Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/ Fairpointe Focused Equity Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/ Lake Partners LASSO Alternatives Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/

River Road Dividend All Cap Value Fund II, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund and ASTON/ Silvercrest Small Cap Fund and separately an amendment, to be effective October 1, 2016, to each Sub-Investment Advisory Agreement for each Fund (collectively, the “Subadvisory Agreements”).1 The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Advisory Agreement and the Sub-advisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Adviser and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, with respect to each Subadviser, comparative gross performance information versus a relevant performance composite that utilizes the same investment strategy and approach, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meeting of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Adviser and the Subadvisers under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Investment Adviser, the Trustees reviewed information relating to the Investment Adviser’s operations and personnel. Among other things, the Investment Adviser provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Adviser in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Adviser’s management and the quality of the performance of the Investment Adviser’s duties. In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Adviser’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Adviser in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Adviser’s ability to oversee the Funds’ other service providers; and (d) the Investment

1	On January 11, 2016, the Board of Trustees, and separately a majority of the Independent Trustees, approved the Sub-Investment Advisory Agreement with respect to ASTON Small Cap Fund, which was sub-sequently approved by Fund shareholders at a special meeting held on June 30, 2016, for an initial two-year period. On June 25, 2015, the Board of Trustees, and separately a majority of the Independent Trustees, approved the Investment Advisory Agreement and Sub-Investment Advisory Agreement for ASTON/River Road Focused Absolute Value Fund for an initial two-year period. On September 17, 2015, the Board of Trust-ees, and separately a majority of the Independent Trustees, approved the Investment Advisory Agreement and Sub-Investment Advisory Agreement for ASTON/Value Partners Asia Dividend Fund for an initial two-year period.

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Adviser’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Advisory Agreement and overseeing each Subadviser, the Investment Adviser performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including, without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Advisory Agreement and applicable law. With respect to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund, the Trustees noted the affiliation of the Subadviser with the Investment Adviser and its control persons, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Adviser with respect to its ability to provide the services required under the Investment Advisory Agreement and the Investment Adviser’s undertakings to maintain contractual expense limitations for certain Funds, as described below. The Trustees also considered the Investment Adviser’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at each Subadviser with portfolio management responsibility for a Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement(s). The Trustees also considered each Subadviser’s risk management processes.

Performance. As noted above, the Board considered each applicable Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and the Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s Investment Strategy. The Board noted the Investment Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Investment Adviser’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Adviser for managing each Fund, the Trustees noted that the Investment Adviser, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Adviser cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees noted that, effective October 1, 2016, the management fee rate will be reduced and the shareholder servicing fee rate paid by each share class of each Fund will be increased, and the administrative fee rate to be paid by each Fund will be revised. The Trustees also considered the amount of the advisory fee retained by the Investment Adviser after payment of the subadvisory fee with respect to each Fund. The Trustees concluded that, in light of the additional high-quality oversight services provided by the Investment Adviser and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Adviser can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that, through February 28, 2018, the Investment Adviser has undertaken to maintain contractual expense limitations for ASTON/ Anchor Capital Enhanced Equity Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/ Lake Partners LASSO Alternatives Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Pictet

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International Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/ River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/Silvercrest Small Cap Fund and ASTON Small Cap Fund; and that within the last year, the Investment Adviser limited the contractual expenses for ASTON Small Cap Fund. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Adviser, the Trustees also reviewed information provided by the Investment Adviser setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Adviser serving as Investment Adviser to a Fund), received by the Investment Adviser and its affiliates attributable to managing each Fund and all the mutual funds in the Aston Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Adviser and sponsor of the Funds and the resulting profitability to the Investment Adviser and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Adviser to maintain contractual expense limitations, as described above, as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current and revised advisory fee structure, and, as noted above, the services the Investment Adviser provides in performing its functions under the Investment Advisory Agreement and monitoring each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Adviser is reasonable and that the Investment Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time (after noting the fee rate changes made at the meeting). With respect to economies of scale, the Trustees also noted that, as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Adviser to each of Anchor Capital Advisors LLC, DoubleLine Capital LP, Fairpointe Capital LLC, Guardian Capital LP, Lake Partners, Inc., LMCG Investments, LLC, Montag & Caldwell, LLC, Pictet Asset Management Limited and Silvercrest Asset Management Group LLC (each, an “Unaffiliated Subadviser” and collectively, the “Unaffiliated Subadvisers”), the Trustees relied on the ability of the Investment Adviser to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Adviser is not affiliated with the Unaffiliated Subadvisers. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Unaffiliated Subadvisers, including, among others, the indirect benefits that each Unaffiliated Subadviser may receive from its relationship with a Fund, including any so-called “fallout benefits” to the Unaffiliated Subadvisers, such as reputational value derived from the Unaffiliated Subadvisers serving as Subadviser to a Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Adviser out of its advisory fee. As a consequence of all of the foregoing, the Board determined that profitability information with respect to the Unaffiliated Subadvisers was not material to its considerations in light of the fee model used by the Investment Adviser and the unaffiliated status of the Unaffiliated Sub-advisers. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by each of the Unaffiliated Subadvisers to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Adviser to River Road, the Trustees noted that River Road is an affiliate of the Investment Adviser, and the Trustees reviewed information regarding the cost to River Road of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because River Road is an affiliate of the Investment Adviser, a portion of River Road’s revenues or profits might be shared directly or indirectly with the Investment Adviser. The Trustees also noted that the subadvisory fees are paid by the Investment Adviser out of its advisory fee. With respect to each applicable Fund, the Board also took into account management’s discussion of the current and revised subadvisory fee structure, as applicable, and the services River Road provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to River Road is reasonable and that River Road is not realizing material benefits from economies of scale that would warrant adjustments to the investment advisory or subadvisory fees at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each applicable Fund, the Investment Adviser and each Subadviser.

ASTON/Anchor Capital Enhanced Equity Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Class N shares’ inception on January 15, 2008 through March 31, 2016 was above, below, above and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P 500 Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the

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second quartile relative to its Peer Group for the 1-year and 5-year periods and for the period from the Class N shares’ inception through March 31, 2016. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares and that the Fund was currently operating below these thresholds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/DoubleLine Core Plus Fixed Income Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2016 and for the period from the Class I shares’ inception on July 18, 2011 through March 31, 2016 was above the median performance of the Peer Group and below, above and above, respectively, the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s recent underperformance relative to the Fund Benchmark. The Trustees also noted that the Fund ranked in the top quintile relative to its Peer Group for the 3-year period and in the top decile relative to its Peer Group since inception. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 0.69% of average daily net assets for Class I shares and 0.94% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Fairpointe Focused Equity Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period and for the period from the Class I shares’ inception on December 24, 2014 through March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 0.90% of average daily net assets for Class I shares and 1.15% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Fairpointe Mid Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the S&P MidCap 400 Index. The Trustees also took into account management’s discussion of the Fund’s performance, including that the Fund ranked in the top decile relative to its Peer Group for the 10-year period, with 3-year and 5-year returns above the median, as well as the reasons given for the Fund’s recent underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all

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classes combined) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Guardian Capital Global Dividend Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2016 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI World Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance of the Fund Benchmark and the Peer Group for all relevant periods. The Trustees also noted that the Fund ranked in the second quintile relative to its Peer Group for all relevant periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Sub-adviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Lake Partners LASSO Alternatives Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Class I shares’ inception on April 1, 2009 through March 31, 2016 was above, below, above and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the HFRX Equity Hedge Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Peer Group and the Fund Benchmark. The

Trustees noted that the Fund ranked in the second quartile relative to the Peer Group for the 1-year and 5-year periods and for the period from inception through March 31, 2016. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees considered that the Fund operates as a fund of funds, and that the Fund’s Peer Group includes both funds of funds and non-funds of funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

The Board considered that the Fund, as a fund of funds, invests primarily in other investment companies. The Board noted that the Fund historically has invested in underlying funds outside of the Aston Funds Family of Funds. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of the Independent Trustees, found that the advisory fees charged with respect to the Fund under the Investment Advisory Agreement are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory agreement with respect to any underlying fund in which the Fund may invest.

ASTON/LMCG Small Cap Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Class N shares’ inception on November 3, 2010 through March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that the Fund ranked in the third quartile relative to the Peer Group for the 5-year period and for the period from inception through March 31, 2016. The Trustees concluded that the Fund’s performance is being addressed.

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Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.10% of average daily net assets for Class I shares and 1.35% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Balanced Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, a Composite Index (60% S&P 500 Index and 40% Barclays U.S. Government Credit Bond Index). The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period and in the top quintile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10% of average daily net assets for Class I shares and 1.35% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period and that the Fund ranked in the second quartile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Montag & Caldwell Mid Cap Growth Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Class N shares’ inception on November 2, 2007 through March 31, 2016 was above, below, above and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell Midcap® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top quintile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.00% of average daily net assets for Class I shares and 1.25% of average daily net assets for Class N shares. The Trustees also took into account

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management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Pictet International Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2016 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2016 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Dividend All Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above the median performance of the Peer Group and above, below, above and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees took into account management’s discussion of the Fund’s performance, including its outperformance relative to the Peer Group during all relevant periods and its more recent improved performance relating to the Fund Benchmark. The Trustees also noted that the Fund’s 10-year performance results ranked in the top decile relative to its Peer Group and that the Fund’s 1-year and 5-year performance results ranked in the top quintile relative to its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Dividend All Cap Value Fund II

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2016 and for the period from the Class I shares’ inception on June 27, 2012 through March 31, 2016 was above, above and below, respectively, the median performance of the Peer Group and above, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Peer Group and the Fund Benchmark. The Trustees also noted that the Fund’s 1-year performance results ranked in the top quintile relative to the Peer Group and that the Fund’s 3-year performance results ranked in the second quintile relative to the Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.05% of average daily net assets for Class I shares and 1.30% of average daily net assets for Class N shares and that the Fund was currently operating below these thresholds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and

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the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Long-Short Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2016 and for the period from the Class N shares’ inception on May 4, 2011 through March 31, 2016 was above, below and above, respectively, the median performance of the Peer Group and above, below and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Peer Group and the Fund Benchmark. The Trustees also noted that the Fund’s 1-year performance results ranked in the top quintile relative to the Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.45% of average daily net assets for Class I shares and 1.70% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Sub-adviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Select Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Class N shares’ inception on March 29, 2007 through March 31, 2016 was above, below, above and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 2500® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Peer Group and the Fund

Benchmark. The Trustees also noted that the Fund’s 1-year performance results ranked in the top decile relative to the Peer Group and that the Fund’s 5-year performance results ranked in the top quartile relative to the Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.25% of average daily net assets for Class I shares and 1.50% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser (which is an affiliate of the Investment Adviser), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/River Road Small Cap Value Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, below, above and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Peer Group and the Fund Benchmark. The Trustees also noted that the Fund’s 1-year performance results ranked in the top decile relative to the Peer Group and that Fund’s 5-year and 10-year performance results ranked in the second quartile relative to the Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) as of March 31, 2016 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the

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Subadviser (which is an affiliate of the Investment Adviser) and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON/Silvercrest Small Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2016 and for the period from the Class I shares’ inception on December 27, 2011 through March 31, 2016 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance of the Fund Benchmark and the Peer Group for all relevant periods. The Trustees also noted that the Fund’s performance results ranked in the second quartile relative to the Peer Group for all relevant periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.15% of average daily net assets for Class I shares and 1.40% of average daily net assets for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

ASTON Small Cap Fund

Fund Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees specifically noted the change in the Fund’s Subadviser in February 2016 and that the performance record largely reflects that of the prior Subadviser. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Adviser has contractually agreed, through February 28, 2018, to reimburse the Fund for operating expenses (subject to certain excluded expenses) in excess of 1.10% of average daily net assets for Class I shares and 1.35% of average daily net assets for Class N shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Adviser and the Subadviser and the considerations noted above with respect to the Investment Adviser and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Advisory Agreement and each Subadvisory Agreement: (a) the Investment Adviser and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Advisory Agreement and the applicable Subadvisory Agreement; (b) each Subadviser’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objective(s); and (c) the Investment Adviser and each Subadviser maintain appropriate compliance programs.

Based on all the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the continuance of the Investment Advisory Agreement and Subadvisory Agreement with respect to each Fund, including the proposed amendment to be effective October 1, 2016, would be in the best interests of the applicable Fund. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Advisory Agreement and the Sub-advisory Agreement for each Fund, including the proposed amendment to be effective October 1, 2016.

Tax Information: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2016:

The following are the estimated percentages of the income dividends qualifying for the dividends-received deduction available to corporations:

Fund	Percentage
Fairpointe Focused Equity	100.00%
Montag & Caldwell Growth	100.00%
River Road Dividend All Cap Value	98.87%
River Road Dividend All Cap Value II	100.00%

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Fund	Percentage
Fairpointe Mid Cap	100.00%
River Road Select Value	100.00%
River Road Small Cap Value	99.90%
Silvercrest Small Cap	100.00%
Anchor Capital Enhanced Equity	100.00%
Lake Partners LASSO Alternative	100.00%
River Road Long-Short	100.00%
Guardian Capital Global Dividend	60.80%
Montag & Caldwell Balanced	100.00%

For the fiscal year ended October 31, 2016, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The following percentages of ordinary dividends paid during the fiscal year ended October 31, 2016 are designated as QDI:

Fund	Percentage
Fairpointe Focused Equity	100.00%
Montag & Caldwell Growth	100.00%
River Road Dividend All Cap Value	100.00%
River Road Dividend All Cap Value II	100.00%
Fairpointe Mid Cap	100.00%
River Road Select Value	100.00%
River Road Small Cap Value	99.90%
Silvercrest Small Cap	100.00%
Anchor Capital Enhanced Equity	100.00%
Lake Partners LASSO Alternative	100.00%
River Road Long-Short	100.00%
Guardian Capital Global Dividend	100.00%
Pictet International	78.48%
Value Partners Asia Dividend	22.64%
Montag & Caldwell Balanced	100.00%

Each Fund designates 100%, or if subsequently different, of “QDI” to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the “DRD” for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

The following Funds designated the listed amounts as long-term capital gain dividends during the fiscal year ended October 31, 2016. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Montag & Caldwell Growth	$453,313,996
River Road Dividend All Cap Value	68,846,034
River Road Dividend All Cap Value II	1,667,547
Fairpointe Mid Cap	234,497,586
Montag & Caldwell Mid Cap Growth	1,250,491
LMCG Small Cap Growth	25,386
River Road Select Value	7,969,730
River Road Small Cap Value	13,693,492
GW&K U.S. Small Cap Growth	155,946,076
Silvercrest Small Cap	6,209,167

Fund	Amount
Anchor Capital Enhanced Equity	$590,164
Lake Partners LASSO Alternatives	11,178,503
River Road Long-Short	545,077
Montag & Caldwell Balanced	1,324,665

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in February 2017.

About Your Fund’s Expenses: As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Expense Ratio(1)	Expenses Paid During Period(2)
Fairpointe Focused Equity
Actual Fund Return
Class N	$1,000	$1,054.70	1.15%	$5.94
Class I	1,000	1,055.70	0.90%	4.65
Hypothetical 5% Return
Class N	$1,000	$1,019.36	1.15%	$5.84
Class I	1,000	1,020.61	0.90%	4.57

River Road Focused Absolute Value(3)
Actual Fund Return
Class N	$1,000	$1,071.10	1.00%	$5.21
Class I	1,000	1,073.00	0.75%	3.91
Hypothetical 5% Return
Class N	$1,000	$1,020.11	1.00%	$5.08
Class I	1,000	1,021.37	0.75%	3.81

Montag & Caldwell Growth
Actual Fund Return
Class N	$1,000	$1,005.10	1.11%	$5.59
Class I	1,000	1,006.70	0.86%	4.34
Class R	1,000	1,003.70	1.36%	6.85
Hypothetical 5% Return
Class N	$1,000	$1,019.56	1.11%	$5.63
Class I	1,000	1,020.81	0.86%	4.37
Class R	1,000	1,018.30	1.36%	6.90

River Road Dividend All Cap Value
Actual Fund Return
Class N	$1,000	$1,020.80	1.08%	$5.49
Class I	1,000	1,022.20	0.83%	4.22
Hypothetical 5% Return
Class N	$1,000	$1,019.71	1.08%	$5.48
Class I	1,000	1,020.96	0.83%	4.22

River Road Dividend All Cap Value II
Actual Fund Return
Class N	$1,000	$1,020.00	1.17%	$5.94
Class I	1,000	1,021.20	0.92%	4.67
Hypothetical 5% Return
Class N	$1,000	$1,019.25	1.17%	$5.94
Class I	1,000	1,020.51	0.92%	4.67

Fairpointe Mid Cap
Actual Fund Return
Class N	$1,000	$1,044.90	1.10%	$5.65
Class I	1,000	1,046.10	0.85%	4.37
Hypothetical 5% Return
Class N	$1,000	$1,019.61	1.10%	$5.58
Class I	1,000	1,020.86	0.85%	4.32

Montag & Caldwell Mid Cap Growth
Actual Fund Return
Class N	$1,000	$994.10	1.25%	$6.27
Class I	1,000	995.10	1.00%	5.02
Hypothetical 5% Return
Class N	$1,000	$1,018.85	1.25%	$6.34
Class I	1,000	1,020.11	1.00%	5.08

LMCG Small Cap Growth
Actual Fund Return
Class N	$1,000	$997.50	1.35%	$6.78
Class I	1,000	999.20	1.10%	5.53
Hypothetical 5% Return
Class N	$1,000	$1,018.35	1.35%	$6.85
Class I	1,000	1,019.61	1.10%	5.58

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Expense Ratio(1)	Expenses Paid During Period(2)
River Road Select Value
Actual Fund Return
Class N	$1,000	$1,047.60	1.50%	$7.72
Class I	1,000	1,046.80	1.25%	6.43
Hypothetical 5% Return
Class N	$1,000	$1,017.60	1.50%	$7.61
Class I	1,000	1,018.85	1.25%	6.34

River Road Small Cap Value
Actual Fund Return
Class N	$1,000	$1,060.40	1.32%	$6.84
Class I	1,000	1,061.40	1.07%	5.54
Hypothetical 5% Return
Class N	$1,000	$1,018.50	1.32%	$6.70
Class I	1,000	1,019.76	1.07%	5.43

Silvercrest Small Cap
Actual Fund Return
Class N	$1,000	$1,067.80	1.40%	$7.28
Class I	1,000	1,069.40	1.15%	5.98
Hypothetical 5% Return
Class N	$1,000	$1,018.10	1.40%	$7.10
Class I	1,000	1,019.36	1.15%	5.84

GW&K U.S. Small Cap Growth
Actual Fund Return
Class N	$1,000	$1,027.40	1.25%	$6.37
Class I	1,000	1,027.50	1.00%	5.10
Hypothetical 5% Return
Class N	$1,000	$1,018.85	1.25%	$6.34
Class I	1,000	1,020.11	1.00%	5.08

DoubleLine Core Plus Bond
Actual Fund Return
Class N	$1,000	$1,025.20	0.94%	$4.79
Class I	1,000	1,026.50	0.69%	3.51
Hypothetical 5% Return
Class N	$1,000	$1,020.41	0.94%	$4.77
Class I	1,000	1,021.67	0.69%	3.51

Anchor Capital Enhanced Equity
Actual Fund Return
Class N	$1,000	$977.30	1.20%	$5.96
Class I	1,000	978.70	0.95%	4.73
Hypothetical 5% Return
Class N	$1,000	$1,019.10	1.20%	$6.09
Class I	1,000	1,020.36	0.95%	4.82

Lake Partners LASSO Alternatives
Actual Fund Return
Class N	$1,000	$1,004.30	1.40%	$7.05
Class I	1,000	1,005.90	1.15%	5.80
Hypothetical 5% Return
Class N	$1,000	$1,018.10	1.40%	$7.10
Class I	1,000	1,019.36	1.15%	5.84

River Road Long-Short(4)
Actual Fund Return
Class N	$1,000	$1,011.00	1.70%	$8.59
Class I	1,000	1,012.70	1.45%	7.34
Hypothetical 5% Return
Class N	$1,000	$1,016.59	1.70%	$8.62
Class I	1,000	1,017.85	1.45%	7.35

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	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Expense Ratio(1)	Expenses Paid During Period(2)
Guardian Capital Global Dividend
Actual Fund Return
Class N	$1,000	$973.60	1.30%	$6.45
Class I	1,000	973.90	1.05%	5.21
Hypothetical 5% Return
Class N	$1,000	$1,018.60	1.30%	$6.60
Class I	1,000	1,019.86	1.05%	5.33

Pictet International
Actual Fund Return
Class N	$1,000	$1,012.60	1.40%	$7.08
Class I	1,000	1,014.70	1.15%	5.82
Hypothetical 5% Return
Class N	$1,000	$1,018.10	1.40%	$7.10
Class I	1,000	1,019.36	1.15%	5.84

Value Partners Asia Dividend(5)
Actual Fund Return
Class N	$1,000	$1,067.90	1.40%	$7.28
Class I	1,000	1,069.90	1.15%	5.98
Hypothetical 5% Return
Class N	$1,000	$1,018.10	1.40%	$7.10
Class I	1,000	1,019.36	1.15%	5.84

Montag & Caldwell Balanced
Actual Fund Return
Class N	$1,000	$1,000.90	1.20%	$6.04
Class I	1,000	1,001.50	1.10%	5.53
Hypothetical 5% Return
Class N	$1,000	$1,019.10	1.20%	$6.09
Class I	1,000	1,019.61	1.10%	5.58

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal year for the hypothetical 5% return, then divided by 366. Expense ratios do not include interest expense, if applicable.

(3)	The commencement of investment operations for River Road Focused Absolute Value was November 3, 2015.

(4)	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 3.62% and 3.37% for Class N and Class I, respectively and your actual and hypothetical expenses paid during the period would be $18.30 and $18.26 and $17.05 and $17.01 for Class N and Class I, respectively.

(5)	The commencement of investment operations for Value Partners Asia Dividend was December 16, 2015.

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TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2014 ● Oversees 66 Funds in Fund Complex	Bruce B. Bingham, 67 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

● Independent Chairman ● Trustee since 2016 ● Oversees 66 Funds in Fund Complex

William E. Chapman, II, 75

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

● Trustee since 2016 ● Oversees 66 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

● Trustee since 2016 ● Oversees 68 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

● Trustee since 2016 ● Oversees 66 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991- 2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present).

● Trustee since 2016 ● Oversees 66 Funds in Fund Complex	Richard F. Powers III, 70 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

● Trustee since 2016 ● Oversees 68 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

● Trustee since 2016 ● Oversees 68 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007-Present).

● Trustee since 2016 ● Oversees 66 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982- Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

205

AMG Funds

October 31, 2016

Additional Information (unaudited) – continued

Interested Trustees
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2016 ● Oversees 68 Funds in Fund Complex

Christine C. Carsman, 64

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● President since 2016 ● Principal Executive Officer since 2016 ● Chief Executive Officer since 2016

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President and Principal Executive Officer, AMG Funds IV (2016- Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV, (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

● Chief Operating Officer since 2016

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012- 2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

● Secretary since 2015 ● Chief Legal Officer since 2016

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV (2016-Present); Secretary and Chief Legal Officer, Aston Funds, (2016); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2016 ● Treasurer since 2016 ● Principal Financial Officer since 2016

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer and Chief Financial Officer, AMG Funds IV, (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

● Assistant Treasurer since 2016

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV (2016-Present); Assistant Treasurer, Aston Funds, (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

● Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

● Anti-Money Laundering Compliance Officer since 2016

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti- Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds, (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

● Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

● Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV, (2016-Present); Assistant Secretary, Aston Funds (2010-2016); AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

● Assistant Secretary since 2016

Marc J. Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV, (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Secretary, Aston Funds, (2001-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

206

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300.

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300.

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners

        Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small

    Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,     LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International

        Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

        Value

AMG River Road Dividend All Cap

        Value II

AMG River Road Focused Absolute

        Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Global

        Opportunities

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International

    Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap

    Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets

    Equity

AMG Trilogy Emerging Wealth

    Equity

AMG Trilogy Global Equity

AMG Trilogy International Small

    Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special

        Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced

        Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital

        Enhanced Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners

        LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell

        Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine Advisors

        Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital

        Appreciation

AMG Managers Cadence Emerging

        Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real

        Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging

        Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.)

    Inc.

AMG Managers Essex Small/Micro

    Cap Growth

Essex Investment Management Co.,

    LLC

AMG Managers Fairpointe Focused

        Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital

        Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap

        Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell

        Growth

AMG Managers Montag & Caldwell

        Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small

        Cap

Silvercrest Asset Management Group

    LLC

AMG Managers Skyline Special

        Equities

Skyline Asset Management, L.P.

AMG Managers Special

        Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners

        Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi

        Intermediate Government

AMG Managers Amundi Short

        Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus

        Bond

DoubleLine Capital LP

AMG Managers Global Income

    Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR082-1016	www.amgfunds.com

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics. See attached exhibit (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Edward J. Kaier and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Kaier and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $389,373 for 2016 and $473,452 for 2015.

Audit-Related Fees

(b)	There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $109,701 for 2016 and $0 for 2015.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

(d)	All Other Fees
There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)	(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)	(2) None.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $142,101 for 2016 and $0 for 2015.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AMG Funds IV

By (Signature and Title)*	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date January 6, 2017

By (Signature and Title)*	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date January 6, 2017